UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05547
Laudus Trust
(Exact name of registrant as specified in charter)
101 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices)     (Zip code)
Jeffrey Mortimer
Laudus Trust
101 Montgomery Street, San Francisco, California 94104
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: March 31
Date of reporting period: September 30, 2008

Item 1: Report(s) to Shareholders.

Semiannual Report September 30, 2008

COMMAND PERFORMANCETM

Laudus Mondrian Fundstm
Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

Laudus Mondrian Funds

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Mondrian International Equity Fund

Investor Shares (Ticker Symbol: LIEQX)*	-17.30%
Select Shares® (Ticker Symbol: LIEFX)*	-17.30%
Institutional Shares (Ticker Symbol: LIEIX)*	-17.20%
Benchmark: MSCI EAFE® Index (Net)	-23.60%

Performance Details	pages 6-7

Laudus Mondrian Global Equity Fund

Investor Shares (Ticker Symbol: LGEQX)*	-16.00%
Select Shares® (Ticker Symbol: LGESX)*	-16.00%
Institutional Shares (Ticker Symbol: LGEVX)*	-16.00%
Benchmark: MSCI World® Index (Net)	-19.05%

Performance Details	pages 8-9

Laudus Mondrian Emerging Markets Fund

Investor Shares (Ticker Symbol: LEMIX)	-23.04%
Select Shares® (Ticker Symbol: LEMSX)	-22.99%
Institutional Shares (Ticker Symbol: LEMNX)	-22.82%
Benchmark: MSCI Emerging Markets Index (Net)	-27.58%

Performance Details	pages 10-11

Laudus Mondrian International Fixed Income Fund

Investor Shares (Ticker Symbol: LIFIX)	-7.50%
Select Shares® (Ticker Symbol: LIFSX)	-7.48%
Institutional Shares (Ticker Symbol: LIFNX)	-7.38%
Benchmark: Citigroup non-U.S. Dollar World Government Bond Index	-8.77%

Performance Details	pages 12-13

Minimum Initial Investment[1]

Investor Shares	$ 100
Select Shares	$ 50,000
Institutional Shares	$500,000

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may effect share level returns.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.
Bond funds are subject to increased risk of loss of principal during periods of interest rates.

*	For the period 6/17/08 (commencement of operation) to 9/30/08.
[1]	Please see prospectus for further detail and eligibility requirements.

2 Laudus Mondrian Funds

From the President

Jeffrey Mortimer is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,

The past six months have marked a difficult time in financial history. Both domestically and abroad, corporations and economies have experienced significant headwinds as credit tightened, residential real estate prices declined, and many financial corporations and hedge funds began to deleverage. In our view, consumers during this period became extremely cautious of owning anything but assets that carried government guarantees, such as U.S. Treasuries. As a result, we witnessed price declines across many industry groups and in general major indexes and averages also declined.

Due to this market turmoil, some funds in the Laudus Mondrian family experienced meaningful declines. In these difficult times, I would like to emphasize that the negative performance of these funds has been primarily the result of atypical market conditions. We would also note that each of the Laudus Mondrian Funds materially outperformed its index, due in part to the defensive value-orientation the funds maintained amidst this challenging environment. While we cannot predict the future with any certainty, we remain committed to our well-established disciplines in managing the Funds through these difficult times. Our portfolio management strategy has always been and will continue to be guided by diligence, long-term perspective and prudence.

The Laudus Mondrian Funds are sub-advised by Mondrian Investment Partners Limited, a London-based institutional investment manager. Founded in 1990, Mondrian is renowned for its international expertise and its adherence to a consistent value-oriented investment philosophy. Mondrian manages more than $50 billion in assets for some of the world’s largest companies and public retirement plans.

In closing, I would remind you that should you have any questions about the funds we are available to answer them at 1-800-447-3332.

Thank you for investing with us.

Sincerely,

Laudus Mondrian Funds 3

The Investment Environment

The past six months have produced significant volatility in the global capital markets. Nearly all major indexes produced negative returns, some losing more than 20%. Generally, the U.S. equity markets fared better than international ones, and fixed income outperformed both. Commodity indexes also lost value.

The period began with fairly strong positive returns. Many equity indexes gained over 5% in April and continued with positive but lower returns in May. However, June began a series of monthly declines which culminated in very weak returns in September. For the six-month period, stocks were down about 15% on average across the globe. In the U.S., large-cap stocks lost about 11% for the period, with very little difference between growth- and value-style equities. U.S. small-caps, however, outperformed U.S. large-caps, coming in just barely negative for the six months. U.S. small-cap value stocks outperformed growth, and even posted a slightly positive return. Internationally, the results were worse. International large-cap stocks lost nearly 24%, but outperformed international small-cap stocks, which were down more than 26%. There were little differences in returns across investment styles internationally during the six-month period.

What caused these weak returns, especially during a relatively short period of time? In essence, the credit crisis that began in the summer of 2007 continued to dominate the capital markets during the period. In September 2008 alone, Lehman Brothers declared bankruptcy, while the U.S. government intervened in the operations of Freddie Mac, Fannie Mae and AIG. Several banks also failed. Companies in all areas but especially in the financial services sector began to deleverage their balance sheets. Over the past several years, individuals and companies borrowed significant amounts of capital. Individuals typically used these loans to purchase homes and autos. In turn, many financial companies leveraged their balance sheets to buy these loans and package and sell marketable securities composed of them, such as mortgage-backed securities. On the open market, these securities could be bought by institutional investors and hedge funds, for example. As credit tightened, many of the loans – both consumer and corporate – went into default, requiring firms to acquire capital to shore up their balance sheets or to sell assets to reduce their debt.

Investors and lenders were worried about the value of the debt on company balance sheets. In some cases, there were no bidders for the corporate obligations and securitized assets that were being offered for sale. Without bids, it became difficult to value these securities, and as default rates rose prices became even more depressed. Eventually, the solvency of corporations with large portfolios of leveraged debt was questioned. In this environment, investors took defensive action by reducing their corporate equity exposure. Thus, the equity markets declined precipitously as investors migrated to the safety of government debt.

A few areas performed well. One notable area was the U.S. Treasury market, generally considered the lowest default risk fixed income investment. Short-term Treasury bills gained about 1% during the period, and longer maturity Treasury bonds returned nearly 1.5%. In equities, as noted above, small-cap value stocks in the U.S. did generate a slightly positive return. Also, U.S. Health Care stocks did well during the period, as investors flocked to defensive investments.

From a Sector perspective across the globe, some interesting patterns emerged. Financial stocks were down nearly 20%, as expected, given their position in the middle of the credit crunch. However, Materials and Energy stocks, which have performed very well over the last few years, also did poorly, partially due to the deleveraging process described above and partially due to investors simply wanting out of equity positions.

4 Laudus Mondrian Funds

The Investment Environment continued

Also losing in the double-digit range were Industrials, Consumer Discretionary, Information Technology, Telecomm, and Utilities. The top performers were global Health Care and Consumer Staples firms, areas generally considered to be defensive investments in times of economic or market stress; although both groups performed negatively, their losses were much less versus the other Sectors.

Among major developed economies, the U.S. performed the best during the period, losing about 11%. Canada and Japan did slightly worse. Most European countries lost more than 20%. It is important to note that in the period from July through September, the U.S. dollar rallied against the British pound and the euro, pushing the European returns lower for U.S. dollar-based investors. Emerging markets as a group underperformed developed markets, losing more than 27% in the six-month period. Many emerging market countries lost more than 30%, another sign of risk aversion among global investors.

The dollar’s gains also impacted commodity prices, and most commodity indexes were down about 12% for the six-month period. Crude oil was nearly flat for the period, in contrast to the rise in prices over the last few years. Metals and agricultural prices also declined, partially in response to expectations of slowing economies around the globe and thus a likelihood of lower demand.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Laudus Mondrian Funds 5

Laudus Mondrian International Equity Fund

The Laudus Mondrian International Equity Fund Investor Shares returned -17.30% since inception (June 17, 2008), outperforming the benchmark MSCI EAFE Index (Net) which returned -23.60%. For the entire period, stock selection in Japan, Australia, and in the Telecommunications sector were the primary drivers of outperformance relative to the benchmark. This was supported further by sector allocation decisions, most notably the underweight position in the Materials sector and the overweight position in the Health Care sector. Currency effects were also positive for the fund, driven largely by defensive hedges out of UK Sterling and the euro.

Global financial markets have recently experienced one of their most turbulent periods in many years. The developed market sell off was led by a variety of concerns such as the availability of liquidity, GDP growth, deleveraging, rising levels of default, falling house prices and rising unemployment. While growing evidence of a weaker economic environment continued to accumulate, attention eventually centered on the tug-of-war between escalating financial stress and policy intervention. Events reached a crescendo in late September with the initial rejection by the US House of Representatives of the proposed Troubled Asset Relief Plan, a government-financed mechanism to remove problem assets from the financial system. Equity markets reacted emphatically and the MSCI EAFE Index ended the period down significantly.

Policy-makers were pressed into taking unprecedented actions which, in a matter of weeks, started to reshape the industry landscape. The Lehman Brothers bankruptcy filing exacerbated supply-demand dislocations across money markets. As the threat of financial meltdown loomed, the search for a more powerful purgative step towards ultimate resolution heralded the proposal of the Troubled Asset Relief Plan, the first iteration of which failed to emerge from the political process. Against this backdrop, fears of contagion became more acute and the Industrials sector also fell sharply. The Energy and Materials sectors were weak performers, as the price of oil and many other commodities dropped sharply on risk concerns and expectations of further demand reductions.

As of 9/30/08:

 Country Weightings % of Investments1

Japan	23.0%

United Kingdom	21.9%

France	16.5%

Australia	7.9%

Spain	6.8%

Switzerland	4.4%

Netherlands	4.1%

Germany	3.6%

Italy	3.3%

Singapore	2.6%

Taiwan	2.1%

Hong Kong	1.5%

Other Countries	2.3%

Total	100.0%

 Statistics

Number of Holdings	36
Weighted Average
  Market Cap

($ x 1,000,000)	$61,713

Price/Earnings Ratio (P/E)	9.0

Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate

(one year trailing)*	n/a

 Sector Weightings % of Investments1

Financials	25.3%

Consumer Staples	16.0%

Telecommunication Services	13.6%

Health Care	13.1%

Energy	11.0%

Consumer Discretionary	7.2%

Information Technology	5.9%

Utilities	5.1%

Industrials	1.5%

Materials	1.3%

Total	100.0%

 Top Holdings % of Net Assets1

GlaxoSmithKline plc	4.6%

Unilever plc	4.5%

Novartis AG-Reg’d.	4.2%

Kao Corp.	4.2%

Royal Dutch Shell plc, Class A	3.7%

Takeda Pharmaceutical Co., Ltd.	3.7%

CANON, Inc.	3.7%

Telefonica S.A.	3.6%

Total S.A.	3.5%

RWE AG	3.5%

Total	39.2%

Manager views and portfolio holdings may have changed since the report date.

6 Laudus Mondrian Funds

 Laudus Mondrian International Equity Fund

Performance Summary as of 9/30/08

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Total Returns1

Fund Class and Inception Date	Since Inception

Investor Shares (6/17/08)	-17.30%
Select Shares (6/17/08)	-17.30%
Institutional Shares (6/17/08)	-17.20%
Benchmark: MSCI EAFE Index®(Net)*	-23.60%

Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 1.47% / Select Shares: Net 1.12%; Gross 1.22% /
             Institutional Shares: Net 1.05%; Gross 1.07%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (Net) (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.

Laudus Mondrian Funds 7

Laudus Mondrian Global Equity Fund

The Laudus Mondrian Global Equity Fund Investor Shares returned -16.00% since inception on June 17, 2008, outperforming the benchmark MSCI World Index (Net) which returned -19.05%. In general, returns were negative across the major regions represented in the fund. Europe saw the biggest decline in prices, followed by Asia/Pacific and North America. For the period, the fund’s relative performance benefitted from strong stock selection across countries and industry groups, specifically in Japan, the US, Australia and in the Telecommunications and Energy sectors. This was further supported by sector allocation, where an underweight position in the Materials sector and an overweight position in the Health Care sector benefitted the fund. Currency effects were also positive for the fund, driven largely by the defensive hedges out of UK Sterling and the euro.

Global financial markets have recently experienced one of their most turbulent periods in many years. Volatility has increased in developed equity markets but emerging markets bore the brunt of the sell off, as their previous rise assisted by commodities had been more extreme. The developed market sell off was led by a variety of concerns such as the availability of liquidity, GDP growth, deleveraging, rising levels of default, falling house prices and rising unemployment. While evidence of a weaker economic environment continued to accumulate during the period, attention was centered on the tug-of-war between escalating financial stress and policy intervention. Events reached a crescendo in late September with the initial rejection by the US House of Representatives of the proposed Troubled Asset Relief Plan, a government-financed mechanism to remove problem assets from the financial system. Equity markets reacted emphatically and the MSCI World Index was down significantly.

As of 9/30/08:

 Country Weightings % of Investments1

United States	41.6%

United Kingdom	14.3%

Japan	13.0%

France	7.9%

Spain	4.6%

Austrailia	4.4%

Germany	3.1%

Netherlands	2.6%

Switzerland	2.6%

Singapore	2.5%

Italy	1.5%

Other Countries	1.9%

Total	100.0%

 Statistics

Number of Holdings	59
Weighted Average
  Market Cap

($ x 1,000,000)	$81,588

Price/Earnings Ratio (P/E)	11.9

Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate

(one year trailing)*	n/a

 Sector Weightings % of Investments1

Financials	19.1%

Health Care	17.1%

Telecommunication Services	13.2%

Consumer Staples	12.6%

Energy	10.8%

Information Technology	7.5%

Industrials	6.4%

Conmer Discretionary	4.9%

Materials	4.9%

Utilities	3.5%

Total	100.0%

 Top Holdings % of Net Assets1

Bank of America Corp.	3.7%

Chevron Corp.	3.7%

GlaxoSmithKline plc	3.6%

Microsoft Corp.	3.4%

General Electric Corp.	3.4%

Wyeth	2.9%

Telefonica S.A.	2.9%

H.J. Heinz Co.	2.8%

Total S.A.	2.6%

Verizon Communications, Inc.	2.6%

Total	31.6%

Manager views and portfolio holdings may have changed since the report date.

*	The portfolio turnover (one year trailing) is not applicable as the fund commenced operations on 6/17/08.

8 Laudus Mondrian Funds

 Laudus Mondrian Global Equity Fund

Performance Summary as of 9/30/08

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Total Returns1

Fund Class and Inception Date	Since Inception

Investor Shares (6/17/08)	-16.00%
Select Shares (6/17/08)	-16.00%
Institutional Shares (6/17/08)	-16.00%
Benchmark: MSCI World® Index (Net)*	-19.05%

Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 1.46% / Select Shares: Net 1.12%; Gross 1.21% /
             Institutional Shares: Net 1.05%; Gross 1.06%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The Morgan Stanley Capital International World Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.

Laudus Mondrian Funds 9

Laudus Mondrian Emerging Markets Fund

Laudus Mondrian Emerging Markets Fund Investor Shares returned -23.04% during the period, outperforming the benchmark MSCI Emerging Markets Index (Net), which returned -27.58%. For the entire period, market returns were negative across all regions; however, stock selection and portfolio weightings in Latin America and Asia/Pacific were the main drivers of outperformance relative to the benchmark.

On a sector specific level, returns in the Index were most negative in Materials and Industrials. The fund benefitted from relative underweights in these two sectors. The fund also benefitted from its weighting and security selection in the Telecommunications Service sector where returns were less negative. Currency movements decreased US dollar returns as most emerging currencies depreciated relative to the US dollar.

The fund’s general investment strategy continued to be driven by several consistent factors implemented by the Mondrian portfolio management team. These included an underweight to India and Korea and an overweight to select markets such as Taiwan and Turkey. Additionally, the fund was overweight in the Telecomm sector where strong free cash flows supported high dividend yields and underweight metals and mining. Overall, the fund maintained a strong value stock orientation.

Global financial markets have recently experienced one of their most turbulent periods in many years. Volatility has increased in developed equity markets but emerging markets bore the brunt of the sell off, as their previous rise assisted by commodities had been more extreme. The developed market sell off was led by a variety of concerns such as the availability of liquidity, GDP growth, deleveraging, rising levels of default, falling house prices and rising unemployment. In certain emerging markets volatility was extremely high, for example Russia closed its local stock exchange for several days after very significant declines following panic selling. Markets that were hardest hit included those that had enjoyed the strongest performance in late 2007 or had a strong commodity bias. In virtually all cases negative local returns were exacerbated for foreign investors by a sharp sell off of the currency. In Mondrian’s view, selling in most markets tended to be indiscriminate with little regard to valuation fundamentals or positive corporate or economic news.

As of 9/30/08:

 Country Weightings % of Investments1

Brazil	14.3%

Taiwan	14.3%

China	14.1%

Russia	10.5%

Republic of Korea	7.9%

Turkey	6.8%

Mexico	6.4%

South Africa	6.1%

Egypt	4.1%

India	3.3%

Philippines	3.3%

Thailand	2.9%

Columbia	2.3%

Malaysia	2.0%

Argentina	1.7%

Total	100.0%

 Statistics

Number of Holdings	42
Weighted Average
  Market Cap

($ x 1,000,000)	$31,955

Price/Earnings Ratio (P/E)	9.6

Price/Book Ratio (P/B)	1.7
Portfolio Turnover Rate

(one year trailing)*	n/a

 Sector Weightings % of Investments1

Telecommunication Services	27.0%

Financials	22.6%

Energy	14.4%

Information Technology	13.6%

Materials	8.1%

Industrials	6.8%

Consumer Staples	2.9%

Utilities	2.7%

Consumer Discretionary	1.9%

Total	100.0%

 Top Holdings % of Net Assets1

China Construction Bank Corp.,

Class H	4.0%
Taiwan Semiconductor Manufacturing

Co., Ltd. ADR	3.8%

LUKOIL ADR	3.5%

Turkcell Iietisim Hizmetleri A/S	3.5%

Itausa-Investimentos Itau S.A.	3.5%
America Movil SAB de C.V.,

Series L ADR	3.3%

Bharti Airtel Ltd.	3.2%
Philippine Long Distance Telephone

Co. ADR	3.2%

Akbank T.A.S.	3.1%

China Mobile Ltd.	3.0%

Total	34.1%

Manager views and portfolio holdings may have changed since the report date.

*	The portfolio turnover (one year trailing) is not applicable as the fund commenced operations on 11/02/07.

10 Laudus Mondrian Funds

 Laudus Mondrian Emerging Markets Fund

Performance Summary as of 9/30/08

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Total Returns1

Fund Class and Inception Date	6 Months	Since Inception

Investor Shares (11/2/07)	-23.04%	-28.41%
Select Shares (11/2/07)	-22.99%	-28.18%
Institutional Shares (11/2/07)	-22.82%	-28.17%
Benchmark: MSCI Emerging Markets Index (Net)*	-27.58%	-38.63%

Fund Expense Ratios2: Investor Shares: Net 1.80%; Gross 2.79% / Select Shares: Net 1.52%; Gross 2.74% /
             Institutional Shares: Net 1.45%; Gross 2.62%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.

Laudus Mondrian Funds 11

Laudus Mondrian International Fixed Income Fund

The Laudus Mondrian International Fixed Income Fund Investor Shares returned -7.50% for the period, outperforming the benchmark Citigroup non-U.S. Dollar World Government Bond Index which returned -8.77%. The benchmark’s negative performance was driven in large part by weakness of international currencies versus the US dollar. The dollar strengthened, reversing its course from earlier in the year, as the global financial crises weighed heavily on non-US economies.

The fund’s general investment strategy continued to be driven by several guiding factors that were selected by the Mondrian fixed income portfolio management team. These included an underweight to Europe, with exposure exclusively to the eurozone, with no allocation to the U.K. Sterling. The euro position was partially hedged, adding value as the US dollar appreciated. The fund also had no allocation to Canada, but maintained an overweight to Japan and Mexico. The allocation to Japan was a relative outperformer due in part to the performance of the yen. Overall, the fund’s goal is to invest in international fixed income markets that offer high income in real (inflation-adjusted) terms.

US inflation prospects improved as commodity and consumer prices declined from earlier highs. As a portfolio team, Mondrian had forecast the reemergence of US inflation in recent years, but now the three factors that drove its return have reversed. First, following sharp rises in recent years, the rapid drop in global commodity prices in recent months will, in Mondrian’s view, depress US inflation, particularly given the US economy’s relatively high dependency on commodities. Second, after a spike in 2006/07, unit labor cost growth has plunged, due to higher productivity growth with steep falls in employment. Third, following its 40% drop in trade-weighted terms since 2002, the US dollar has risen by 10% since March.

As of 9/30/08:

 Geographic Breakdown % of Investments1

Pacific Asia	49.8%

Eurozone	45.4%

Latin America	4.2%

Other	0.6%

Total	100.0%

 Statistics

Number of Holdings	43

Average Maturity	6.31

Modified Duration	5.13

Average Quality	AA+
Portfolio Turnover Rate

(one year trailing)*	n/a

 Sector Weightings % of Investments1

Government Bonds	89.0%

Government Agency Obligations	5.6%

Corporate Bonds	3.7%

Covered Bonds	1.1%

Other	0.6%

Total	100.0%

 Top Holdings % of Net Assets1

Japan Government Ten Year

Bond, 0.90%, 06/20/13	6.2%
Japan Government Ten Year

Bond, 1.10%, 09/20/12	5.9%
Japan Government Ten Year

Bond, 1.20%, 09/20/12	5.7%
Austria Government Bond, 3.50%,

07/15/15	4.8%
Japan Government Ten Year

Bond, 1.40%, 09/20/11	4.7%
Japan Government Ten Year

Bond, 1.50%, 03/20/15	4.4%
Netherlands Government Bond,

4.25%, 07/15/13	4.4%
Netherlands Government Bond,

3.75%, 07/15/14	4.3%
Belgium Government Bond, 5.50%,

09/28/17	4.3%
Japan Government Ten Year

Bond, 0.50%, 06/20/13	4.2%

Total	48.9%

Manager views and portfolio holdings may have changed since the report date.

*	The portfolio turnover (one year trailing) is not applicable as the fund commenced operations on 11/02/07.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Laudus Mondrian Funds

 Laudus Mondrian International Fixed Income Fund

Performance Summary as of 9/30/08

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Total Returns1

Fund Class and Inception Date	6 Months	Since Inception

Investor Shares (11/2/07)	-7.50%	4.77%
Select Shares (11/2/07)	-7.48%	4.93%
Institutional Shares (11/2/07)	-7.38%	5.05%
Benchmark: Citigroup non-U.S. Dollar World Government Bond Index*	-8.77%	2.70%

Fund Expense Ratios2: Investor Shares: Net 1.10%; Gross 1.57% / Select Shares: Net 0.82%; Gross 1.31% /
             Institutional Shares: Net 0.75%; Gross 1.23%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The Citigroup non-US DollarWorld Government Bond Index measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year. This series approximates the minimum possible dividend reinvestment.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[2]	Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.

Laudus Mondrian Funds 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for period beginning April 1, 2008 and held through September 30, 2008.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio	Account Value	(Net of Expenses)	During Period
	(Annualized)	at 4/1/08*	at 9/30/08	4/1/08 - 9/30/08*

Laudus Mondrian International Equity Fund[1]
Investor Shares
Actual Return	1.38%	$1,000	$827.00	$3.66
Hypothetical 5% Return	1.38%	$1,000	$1,010.51	$4.03
Select Shares
Actual Return	1.11%	$1,000	$827.00	$2.94
Hypothetical 5% Return	1.11%	$1,000	$1,011.30	$3.24
Institutional Shares
Actual Return	1.05%	$1,000	$828.00	$2.79
Hypothetical 5% Return	1.05%	$1,000	$1,011.47	$3.07

Laudus Mondrian Global Equity Fund[1]
Investor Shares
Actual Return	1.39%	$1,000	$840.00	$3.71
Hypothetical 5% Return	1.39%	$1,000	$1,010.48	$4.06
Select Shares
Actual Return	1.11%	$1,000	$840.00	$2.97
Hypothetical 5% Return	1.11%	$1,000	$1,011.30	$3.24
Institutional Shares
Actual Return	1.06%	$1,000	$840.00	$2.83
Hypothetical 5% Return	1.06%	$1,000	$1,011.44	$3.10

*	Funds commencing operations subsequent to April 1, 2008 use the commencement of operations for purposes of this calculation.

[1]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 106 days of the period, and divided by 365 days of the fiscal year. The funds commenced operations on 6/17/08.

14 Laudus Mondrian Funds

Fund Expenses (Unaudited) continued

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio	Account Value	(Net of Expenses)	During Period
	(Annualized)	at 4/1/08*	at 9/30/08	4/1/08 - 9/30/08*

Laudus Mondrian Emerging Markets Fund[1]
Investor Shares
Actual Return	1.80%	$1,000	$769.60	$7.99
Hypothetical 5% Return	1.80%	$1,000	$1,016.04	$9.10
Select Shares
Actual Return	1.52%	$1,000	$770.10	$6.74
Hypothetical 5% Return	1.52%	$1,000	$1,017.45	$7.69
Institutional Shares
Actual Return	1.45%	$1,000	$771.80	$6.44
Hypothetical 5% Return	1.45%	$1,000	$1,017.80	$7.33

Laudus Mondrian International Fixed Income Fund[1]
Investor Shares
Actual Return	1.11%	$1,000	$925.00	$5.36
Hypothetical 5% Return	1.11%	$1,000	$1,019.50	$5.62
Select Shares
Actual Return	0.83%	$1,000	$925.20	$4.01
Hypothetical 5% Return	0.83%	$1,000	$1,020.91	$4.20
Institutional Shares
Actual Return	0.76%	$1,000	$926.20	$3.67
Hypothetical 5% Return	0.76%	$1,000	$1,021.26	$3.85

*	Funds commencing operations subsequent to April 1, 2008 use the commencement of operations for purposes of this calculation.

[1]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days of the period, and divided by 365 days of the fiscal year.

Laudus Mondrian Funds 15

Laudus Mondrian International Equity Fund

Financial Statements

Financial Highlights

	6/17/08[1]-
Investor Shares	9/30/08*

Per—Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gains (losses)	(1.75)

Total from investment operations	(1.73)
Net asset value at end of period	8.27

Total return (%)	(17.30)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.38	[3,4]
Gross operating expenses	4.68	[3]
Net investment income (loss)	3.35	[3]
Portfolio turnover rate	2	[2]
Net assets, end of period ($ x 1,000)	95

	6/17/08[1]-
Select Shares	9/30/08*

Per—Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gains (losses)	(1.77)

Total from investment operations	(1.73)
Net asset value at end of period	8.27

Total return (%)	(17.30)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.11	[3,4]
Gross operating expenses	4.34	[3]
Net investment income (loss)	2.97	[3]
Portfolio turnover rate	2	[2]
Net assets, end of period ($ x 1,000)	237
* Unaudited
1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.40% for the Investor shares and 1.12% for Select shares if custody credits had not been included.

16 See financial notes

 Laudus Mondrian International Equity Fund

Financial Highlights continued

	6/17/08[1]-
Institutional Shares	9/30/08*

Per—Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gains (losses)	(1.78)

Total from investment operations	(1.72)
Net asset value at end of period	8.28

Total return (%)	(17.20)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	[3]
Gross operating expenses	4.13	[3]
Net investment income (loss)	2.26	[3]
Portfolio turnover rate	2	[2]
Net assets, end of period ($ x 1,000)	4,138
* Unaudited
1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 17

 Laudus Mondrian International Equity Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

95.9%	Common Stock	5,248,632	4,285,294
2.7%	Short-Term Investment	122,000	122,000

98.6%	Total Investments	5,370,632	4,407,294
1.4%	Other Assets and Liabilities, Net		63,426

100.0%	Net Assets		4,470,720

	Number	Value
Security	of Shares	($)

Common Stock 95.9% of net assets

Australia 7.5%

Banks 2.4%
National Australia Bank Ltd.	5,364	108,259

Food & Staples Retailing 1.7%
Wesfarmers Ltd.	3,340	77,674

Telecommunication Services 3.4%
Telstra Corp., Ltd.	45,102	151,315

		337,248

Belgium 1.1%

Diversified Financials 1.1%
Fortis	7,434	47,038

Finland 1.2%

Materials 1.2%
UPM-Kymmene Oyj	3,446	53,766

France 15.8%

Automobiles & Components 2.3%
Renault S.A.	1,603	102,158

Banks 2.4%
Societe Generale	1,218	109,412

Capital Goods 1.5%
Compagnie de Saint-Gobain	1,271	65,747

Energy 3.5%
Total S.A.	2,612	158,679

Food & Staples Retailing 2.8%
Carrefour S.A.	2,628	123,928

Telecommunication Services 3.3%
France Telecom S.A.	5,198	145,802

		705,726

Germany 3.5%

Utilities 3.5%
RWE AG	1,621	154,541

Hong Kong 1.5%

Utilities 1.5%
Hongkong Electric Holdings Ltd.	10,500	65,950

Italy 3.2%

Banks 3.2%
Intesa Sanpaolo	25,604	140,811

Japan 22.0%

Automobiles & Components 2.9%
Toyota Motor Corp.	3,000	128,257

Food & Staples Retailing 2.2%
Seven & I Holdings Co., Ltd.	3,400	97,682

Household & Personal Products 4.2%
Kao Corp.	7,000	187,722

Insurance 2.6%
Tokio Marine Holdings, Inc.	3,200	117,484

Pharmaceuticals & Biotechnology 3.7%
Takeda Pharmaceutical Co., Ltd.	3,300	166,157

Technology Hardware & Equipment 3.6%
CANON, Inc.	4,300	163,017

Telecommunication Services 2.8%
KDDI Corp.	22	124,623

		984,942

Netherlands 3.9%

Diversified Financials 2.2%
ING Groep N.V. CVA	4,578	98,142

Media 1.7%
Reed Elsevier N.V.	5,188	76,964

		175,106

Singapore 2.5%

Banks 2.5%
Oversea-Chinese Banking Corp., Ltd.	22,000	111,078

Spain 6.5%

Banks 2.9%
Banco Santander S.A.	8,797	131,905

Telecommunication Services 3.6%
Telefonica S.A.	6,722	159,833

		291,738

18 See financial notes

 Laudus Mondrian International Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Switzerland 4.2%

Pharmaceuticals & Biotechnology 4.2%
Novartis AG - Reg’d.	3,568	187,854

Taiwan 2.0%

Semiconductors & Semiconductor Equipment 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,447	88,518

United Kingdom 21.0%

Banks 2.5%
HBOS plc	13,989	31,738
Royal Bank of Scotland Group plc	25,705	82,922

		114,660

Energy 7.0%
BP plc	17,587	146,469
Royal Dutch Shell plc, Class A	5,694	167,758

		314,227

Food, Beverage & Tobacco 4.5%
Unilever plc	7,350	199,853

Insurance 2.4%
Aviva plc	12,155	105,727

Pharmaceuticals & Biotechnology 4.6%
GlaxoSmithKline plc	9,533	206,511

		940,978

Total Common Stock (Cost $5,248,632)		4,285,294

In addition to the above, the fund held the following at 9/30/08.

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.7% of net assets

Repurchase Agreement 2.7%
Fixed Income Clearing Corp. dated 09/30/08, due 10/01/08 at 1.20%, with a maturity value of $122,004 (fully collateralized by Federal Home Loan Mortgage Corp. Securities with a value of $126,900.)	122,000	122,000

Total Short-Term Investment (Cost $122,000)		122,000

End of Investments.

At 09/30/08, the tax basis cost of the fund’s investments was $5,371,199 and the unrealized appreciation and depreciation were $9,963 and ($973,868), respectively, with a net unrealized depreciation of ($963,905).

At 09/30/08, the prices of certain foreign securities held by the fund aggregating $4,196,775 were adjusted from their closing market prices following the guidelines adopted by the fund’s Board of Trustees.

ADR – American Depositary Receipt
CVA – Dutch Certificate
Reg’d – Registered

	Currency	Amount of	Currency	Amount of
Expiration	to be	Currency to be	to be	Currency to be	Unrealized
Date	Received	Received	Delivered	Delivered	Gains / Losses

Forward Foreign Currency Contracts

10/31/08	USD	392,497	EUR	278,000	31,226
10/31/08	USD	113,145	GBP	63,500	11,636
10/31/08	GBP	63,500	USD	113,145	994

Net unrealized gain on Forward Foreign Currency Contracts					43,856

See financial notes 19

 Laudus Mondrian International Equity Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value (cost $5,370,632)		$4,407,294
Cash		29
Foreign currency (cost $7,323)		7,036
Receivables:
Investments sold		23,065
Dividends		16,673
Due from investment adviser		873
Foreign tax reclaims		48
Interest		4
Unrealized gains on forward foreign currency contracts	+	43,861

Total assets		4,498,883

Liabilities
Payables:
Distribution and shareholder services fees		12
Unrealized losses on forward foreign currency contracts		5
Accrued expenses	+	28,146

Total liabilities		28,163

Net Assets
Total assets		4,498,883
Total liabilities	−	28,163

Net assets		$4,470,720
Net Assets by Source
Capital received from investors		5,368,853
Net investment income not yet distributed		31,502
Net realized capital losses		(9,089)
Net unrealized capital losses		(920,546)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$95,427		11,540		$8.27
Select Shares	$237,260		28,675		$8.27
Institutional Shares	$4,138,033		500,000		$8.28

20 See financial notes

 Laudus Mondrian International Equity Fund

Statement of
Operations
For June 17, 2008 * through September 30, 2008; unaudited.

Investment Income
Dividends (net of foreign withholding taxes of $3,755)		$45,318
Interest	+	730

Total Investment Income		46,048

Net Realized Gains and Losses
Net realized gains on investments		5,131
Net realized losses on foreign currency transactions	+	(14,220)

Net realized losses		(9,089)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(963,338)
Net unrealized gains on foreign currency translations	+	42,792

Net unrealized losses		(920,546)

Expenses
Investment adviser fees		11,804
Accounting and administration fees		10,364
Professional fees		8,911
Custodian fees		7,255
Shareholder reports		7,121
Transfer agent fees		7,105
Trustees’ fees		1,770
Registration fees		1,254
Sub-Accounting fees
Investor Shares		13
Select Shares		60
Distribution and shareholder services fees (Investor Shares)		20
Other expenses	+	1,196

Total expenses		56,873
Expense reduction by adviser	−	42,219
Custody credits	−	108

Net expenses		14,546

Increase (Decrease) in Net Assets from Operations
Total investment income		46,048
Net expenses	−	14,546

Net investment income		31,502
Net realized losses		(9,089)
Net unrealized losses	+	(920,546)

Decrease in net assets from operations		($898,133)

*	Commencement of operations.

See financial notes 21

 Laudus Mondrian International Equity Fund

Statements of
Changes in Net Assets
For the current report period; unaudited.

Operations

		6/17/08*-9/30/08
Net investment income		$31,502
Net realized losses		(9,089)
Net unrealized losses	+	(920,546)

Decrease in net assets from operations		(898,133)

Transactions in Fund Shares

		6/17/08*-9/30/08
		SHARES	VALUE

Shares Sold
Investor Shares		11,818	$106,451
Select Shares		28,675	264,725
Institutional Shares	+	500,000	5,000,037

Total shares sold		540,493	$5,371,213

Shares Redeemed
Investor Shares		(278)	($2,360)
Select Shares		-	-
Institutional Shares	+	-	-

Total shares redeemed		(278)	($2,360)

Net transactions in fund shares		540,215	$5,368,853

Shares Outstanding and Net Assets
		6/17/08*-9/30/08
		SHARES	NET ASSETS
Beginning of period		-	$-
Total increase	+	540,215	4,470,720

End of period		540,215	$4,470,720

Net investment income not yet distributed			$31,502

*	Commencement of operations.

22 See financial notes

Laudus Mondrian Global Equity Fund

Financial Statements

Financial Highlights

	6/17/08[1]-
Investor Shares	9/30/08*

Per—Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gains (losses)	(1.65)

Total from investment operations	(1.60)
Less distributions:
Distributions from net investment income	—

Net asset value at end of period	8.40

Total return (%)	(16.00)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.39	[3,4]
Gross operating expenses	4.47	[3]
Net investment income (loss)	2.40	[3]
Portfolio turnover rate	4	[2]
Net assets, end of period ($ x 1,000)	30

	6/17/08[1]-
Select Shares	9/30/08*

Per—Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gains (losses)	(1.66)

Total from investment operations	(1.60)
Less distributions:
Distributions from net investment income	—

Net asset value at end of period	8.40

Total return (%)	(16.00)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.11	[3,4]
Gross operating expenses	4.20	[3]
Net investment income (loss)	2.90	[3]
Portfolio turnover rate	4	[2]
Net assets, end of period ($ x 1,000)	45
* Unaudited
1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.40% for the Investor shares,1.12% for Select shares and 1.05% for Institutional shares if custody credits had not been included.

See financial notes 23

 Laudus Mondrian Global Equity Fund

Financial Highlights continued

	6/17/08[1]-
Institutional Shares	9/30/08*

Per—Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07
Net realized and unrealized gains (losses)	(1.67)

Total from investment operations	(1.60)
Less distributions:
Distributions from net investment income	—

Net asset value at end of period	8.40

Total return (%)	(16.00)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.04	[3,4]
Gross operating expenses	3.98	[3]
Net investment income (loss)	2.51	[3]
Portfolio turnover rate	4	[2]
Net assets, end of period ($ x 1,000)	4,201
* Unaudited
1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.40% for the Investor shares,1.12% for Select shares and 1.05% for Institutional shares if custody credits had not been included.

24 See financial notes

 Laudus Mondrian Global Equity Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

97.0%	Common Stock	5,023,593	4,144,604
2.5%	Short-Term Investment	108,000	108,000

99.5%	Total Investments	5,131,593	4,252,604
0.5%	Other Assets and Liabilities, Net		23,230

100.0%	Net Assets		4,275,834

	Number	Value
Security	of Shares	($)

Common Stock 97.0% of net assets

Australia 4.3%

Banks 1.0%
National Australia Bank Ltd.	2,175	43,897

Food, Beverage & Tobacco 1.0%
Foster’s Group Ltd.	9,728	43,463

Materials 0.9%
Amcor Ltd.	8,926	39,251

Telecommunication Services 1.4%
Telstra Corp., Ltd.	16,917	56,756

		183,367

Belgium 0.5%

Diversified Financials 0.5%
Fortis	3,366	21,298

Finland 0.6%

Materials 0.6%
UPM-Kymmene Oyj	1,700	26,524

France 7.6%

Automobiles & Components 0.6%
Renault S.A.	394	25,109

Banks 1.3%
Societe Generale	633	56,862

Energy 2.6%
Total S.A.	1,836	111,537

Food & Staples Retailing 1.7%
Carrefour S.A.	1,502	70,830

Telecommunication Services 1.4%
France Telecom S.A.	2,217	62,186

		326,524

Germany 3.0%

Telecommunication Services 1.1%
Deutsche Telekom AG - Reg’d	3,196	48,538

Utilities 1.9%
RWE AG	843	80,369

		128,907

Italy 1.5%

Banks 1.5%
UniCredit S.p.A.	17,074	63,846

Japan 12.6%

Food & Staples Retailing 1.8%
Seven & I Holdings Co., Ltd.	2,700	77,571

Household & Personal Products 0.6%
Kao Corp.	1,000	26,817

Insurance 1.7%
Tokio Marine Holdings, Inc.	2,000	73,428

Materials 1.0%
Nitto Denko Corp.	1,700	43,249

Pharmaceuticals & Biotechnology 3.2%
Astellas Pharma, Inc.	1,400	58,827
Takeda Pharmaceutical Co., Ltd.	1,500	75,526

		134,353

Technology Hardware & Equipment 1.7%
CANON, Inc.	1,900	72,031

Telecommunication Services 1.5%
Nippon Telegraph & Telephone Corp.	14	62,488

Transportation 1.1%
West Japan Railway Co.	11	47,107

		537,044

Netherlands 2.5%

Diversified Financials 1.6%
ING Groep N.V. CVA	3,174	68,044

Media 0.9%
Reed Elsevier N.V.	2,690	39,906

		107,950

Singapore 2.4%

Banks 1.4%
Oversea-Chinese Banking Corp., Ltd.	12,000	60,588

Telecommunication Services 1.0%
Singapore Telecommunications Ltd.	18,000	41,143

		101,731

See financial notes 25

 Laudus Mondrian Global Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Spain 4.5%

Telecommunication Services 2.9%
Telefonica S.A.	5,236	124,499

Utilities 1.6%
Iberdrola S.A.	6,546	66,501

		191,000

Switzerland 2.5%

Pharmaceuticals & Biotechnology 2.5%
Novartis AG - Reg’d.	2,013	105,983

Taiwan 0.7%

Semiconductors & Semiconductor Equipment 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,417	32,017

United Kingdom 13.9%

Automobiles & Components 0.7%
GKN plc	7,886	28,010

Banks 2.3%
HBOS plc	9,696	21,998
Lloyds TSB Group plc	10,282	41,316
Royal Bank of Scotland Group plc	11,515	37,146

		100,460

Energy 4.2%
BP plc	9,650	80,368
Royal Dutch Shell plc, Class A	3,318	97,755

		178,123

Food, Beverage & Tobacco 2.5%
Unilever plc	3,918	106,534

Insurance 0.6%
Aviva plc	3,025	26,312

Pharmaceuticals & Biotechnology 3.6%
GlaxoSmithKline plc	7,057	152,874

		592,313

United States 40.4%

Banks 0.4%
Wachovia Corp.	5,300	18,550

Capital Goods 5.2%
3M Co.	1,100	75,141
General Electric Co.	5,700	145,350

		220,491

Diversified Financials 6.0%
Bank of America Corp.	4,500	157,500
Citigroup, Inc.	4,900	100,499

		257,999

Energy 3.7%
Chevron Corp.	1,900	156,712

Food, Beverage & Tobacco 4.6%
ConAgra Foods, Inc.	4,000	77,840
H.J. Heinz Co.	2,400	119,928

		197,768

Materials 2.2%
Alcoa, Inc.	4,100	92,578

Media 0.5%
CBS Corp., Class B	1,400	20,412

Pharmaceuticals & Biotechnology 7.4%
Merck & Co., Inc.	2,600	82,056
Pfizer, Inc.	5,900	108,796
Wyeth	3,400	125,596

		316,448

Retailing 2.1%
Genuine Parts Co.	2,200	88,462

Software & Services 4.8%
Microsoft Corp.	5,500	146,795
Oracle Corp. *	2,900	58,899

		205,694

Telecommunication Services 3.5%
AT&T, Inc.	1,500	41,880
Verizon Communications, Inc.	3,400	109,106

		150,986

		1,726,100

Total Common Stock (Cost $5,023,593)		4,144,604

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 2.5% of net assets

Repurchase Agreement 2.5%
Fixed Income Clearing Corp. dated 09/30/08, due 10/01/08 at 1.20%, with a maturity value of $108,004 (fully collateralized by Federal National Mortgage Association with a value of $115,252)	108,000	108,000

Total Short-Term Investment (Cost $108,000)		108,000

End of Investments.
At 09/30/08, the tax basis cost of the fund’s investments was $5,131,593 and the unrealized appreciation and depreciation were $31,341 and ($910,330), respectively, with a net unrealized depreciation of ($878,989).
At 09/30/08, the prices of certain foreign securities held by the fund aggregating $2,386,487 were adjusted from their closing market prices following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
ADR - American Depositary Receipt.

In addition to the above, the fund held the following at 09/30/08.

26 See financial notes

 Laudus Mondrian Global Equity Fund

Portfolio Holdings (Unaudited) continued

	Currency	Amount of	Currency	Amount of	Unrealized
Expiration	to be	Currency to be	to be	Currency to be	Gains
Date	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Contracts

10/31/2008	USD	381,908	EUR	270,500	34,972
10/31/2008	GBP	45,000	USD	80,181	705
10/31/2008	USD	80,181	GBP	45,000	8,777

Net unrealized gains on Forward Foreign Currency Contracts					44,454

See financial notes 27

 Laudus Mondrian Global Equity Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value (cost $5,131,593)		$4,252,604
Cash		939
Foreign currency, at value (cost $6,464)		6,348
Receivables:
Fund shares sold		100
Dividends		16,894
Due from investment adviser		845
Foreign tax reclaims		26
Interest		4
Unrealized gains on forward foreign currency contracts	+	44,454

Total assets		4,322,214

Liabilities
Payables:
Investments bought		21,909
Distribution and shareholder services fees		9
Accrued expenses	+	24,462

Total liabilities		46,380

Net Assets
Total assets		4,322,214
Total liabilities	−	46,380

Net assets		$4,275,834

Net Assets by Source
Capital received from investors		5,084,954
Net investment income not yet distributed		34,566
Net realized capital losses		(8,788)
Net unrealized capital losses		(834,898)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$29,877		3,558		$8.40
Select Shares	$44,988		5,355		$8.40
Institutional Shares	$4,200,969		500,000		$8.40

28 See financial notes

 Laudus Mondrian Global Equity Fund

Statement of
Operations
For June 17, 2008 * through September 30, 2008; unaudited.

Investment Income
Dividends (net of foreign withholding taxes of $1,985)		$48,497
Interest	+	454

Total Investment Income		48,951

Net Realized Gains and Losses
Net realized gains on investments		3,857
Net realized losses on foreign currency transactions	+	(12,645)

Net realized losses		(8,788)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(878,989)
Net unrealized gains on foreign currency translations	+	44,091

Net unrealized losses		(834,898)

Expenses
Investment adviser fees		11,673
Accounting and administration fees		10,364
Professional fees		8,811
Custodian fees		7,255
Transfer agent fees		7,105
Shareholder reports		5,785
Trustees’ fees		1,723
Registration fees		1,037
Distribution and shareholder services fees (Investor Shares)		19
Sub-Accounting fees
Investor Shares		12
Select Shares		17
Other expenses	+	979

Total expenses		54,780
Expense reduction by adviser	−	40,267
Custody credits	−	128

Net expenses		14,385

Increase (Decrease) in Net Assets from Operations
Total investment income		48,951
Net expenses	−	14,385

Net investment income		34,566
Net realized losses		(8,788)
Net unrealized losses	+	(834,898)

Decrease in net assets from operations		($809,120)

*	Commencement of operations.

See financial notes 29

 Laudus Mondrian Global Equity Fund

Statements of
Changes in Net Assets
For the current report period; unaudited.

Operations

		6/17/08*-9/30/08
Net investment income		$34,566
Net realized losses		(8,788)
Net unrealized losses	+	(834,898)

Decrease in net assets from operations		(809,120)

Transactions in Fund Shares

		6/17/08*-9/30/08
		SHARES	VALUE

Shares Sold
Investor Shares		3,715	$35,687
Select Shares		5,355	50,751
Institutional Shares	+	500,000	5,000,002

Total shares sold		509,070	$5,086,440

Shares Redeemed
Investor Shares		(157)	($1,486)
Select Shares		-	-
Institutional Shares	+	-	-

Total shares redeemed		(157)	($1,486)

Net transactions in fund shares		508,913	$5,084,954

Shares Outstanding and Net Assets
		6/17/08*-9/30/08
		SHARES	NET ASSETS
Beginning of period		—	$-
Total increase	+	508,913	4,275,834

End of period		508,913	$4,275,834

Net investment income not yet distributed		$34,566

*	Commencement of operations

30 See financial notes

Laudus Mondrian Emerging Markets Fund

Financial Statements

Financial Highlights

	4/1/08-		11/2/07[1]-
Investor Shares	9/30/08*		3/31/08

Per—Share Data ($)

Net asset value at beginning of period	9.29		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.02
Net realized and unrealized gains (losses)	(2.23)		(0.72)

Total from investment operations	(2.14)		(0.70)
Less distributions:
Distributions from net investment income	—		(0.01)

Net asset value at end of period	7.15		9.29

Total return (%)	(23.04)[2]		(6.98)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.80	[3]	1.82	[3,4]
Gross operating expenses	2.20	[3]	2.79	[3]
Net investment income (loss)	2.20	[3]	0.89	[3]
Portfolio turnover rate	22	[2]	49	[2]
Net assets, end of period ($ x 1,000)	3,342		1,937

	4/1/08-		11/2/07[1]-
Select Shares	9/30/08*		3/31/08

Per—Share Data ($)

Net asset value at beginning of period	9.31		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12		0.02
Net realized and unrealized gains (losses)	(2.26)		(0.70)

Total from investment operations	(2.14)		(0.68)
Less distributions:
Distributions from net investment income	—		(0.01)

Net asset value at end of period	7.17		9.31

Total return (%)	(22.99)[2]		(6.75)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.52	[3]	1.54	[3,5]
Gross operating expenses	2.16	[3]	2.74	[3]
Net investment income (loss)	2.40	[3]	0.69	[3]
Portfolio turnover rate	22	[2]	49	[2]
Net assets, end of period ($ x 1,000)	666		760
* Unaudited.
1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.80%, if interest expense had not been included.
5 The ratio of net operating expenses would have been 1.52%, if interest expense had not been included.

See financial notes 31

 Laudus Mondrian Emerging Markets Fund

Financial Highlights continued

	4/1/08-		11/2/07[1]-
Institutional Shares	9/30/08*		3/31/08

Per—Share Data ($)

Net asset value at beginning of period	9.29		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.02
Net realized and unrealized gains (losses)	(2.21)		(0.71)

Total from investment operations	(2.12)		(0.69)
Less distributions:
Distributions from net investment income	—		(0.02)

Net asset value at end of period	7.17		9.29

Total return (%)	(22.82)[2]		(6.94)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.45	[3]	1.47	[3,4]
Gross operating expenses	1.86	[3]	2.62	[3]
Net investment income (loss)	2.71	[3]	0.59	[3]
Portfolio turnover rate	22	[2]	49	[2]
Net assets, end of period ($ x 1,000)	25,987		19,414
* Unaudited.
1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.45%, if interest expense had not been included.

32 See financial notes

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

86.5%	Common Stock	33,475,910	25,950,932
10.4%	Preferred Stock	4,273,339	3,126,688
1.6%	Short-Term Investment	469,000	469,000

98.5%	Total Investments	38,218,249	29,546,620
1.5%	Other Assets and Liabilities, Net		448,342

100.0%	Net Assets		29,994,962

	Number	Value
Security	of Shares	($)

Common Stock 86.5% of net assets

Argentina 1.7%

Materials 1.7%
Tenaris S.A. ADR	13,469	502,259

Brazil 7.5%

Energy 2.5%
Petroleo Brasileiro S.A. ADR	19,900	744,658

Software & Services 2.4%
Redecard S.A.	55,300	723,035

Utilities 2.6%
CPFL Energia S.A. ADR	14,000	782,040

		2,249,733

China 13.6%

Banks 4.0%
China Construction Bank Corp., Class H	1,811,000	1,208,419

Telecommunication Services 3.0%
China Mobile Ltd.	89,500	896,582

Transportation 6.6%
China Merchants Holdings International Co., Ltd.	206,000	660,792
China Shipping Development Co. Ltd., Class H	524,000	687,903
Cosco Pacific Ltd.	556,000	638,132

		1,986,827

		4,091,828

Columbia 2.2%

Banks 2.2%
Bancolombia S.A. ADR	23,700	674,265

Egypt 4.0%

Telecommunication Services 4.0%
Orascom Telecom Holding S.A.E. -Reg’d GDR	15,380	549,300
Telecom Egypt	241,167	652,067

		1,201,367

India 3.2%

Telecommunication Services 3.2%
Bharti Airtel Ltd. *	57,068	968,140

Malaysia 2.0%

Banks 2.0%
Public Bank Berhad	204,400	594,515

Mexico 6.2%

Food, Beverage & Tobacco 2.8%
Grupo Modelo, S.A. de C.V., Series C	199,100	846,537

Telecommunication Services 3.4%
America Movil SAB de C.V., Series L ADR	21,600	1,001,376

		1,847,913

Philippines 3.2%

Telecommunication Services 3.2%
Philippine Long Distance Telephone Co. ADR	16,800	946,512

Republic of Korea 3.6%

Banks 3.6%
Hana Financial Group, Inc.	19,760	464,704
KB Financial Group, Inc. ADR *	1,500	68,535
Kookmin Bank	12,446	556,144

		1,089,383

Russia 10.1%

Energy 6.1%
Gazprom - Reg’d ADR	25,400	786,130
LUKOIL ADR	18,000	1,058,400

		1,844,530

Materials 1.4%
Evraz Group S.A. -Reg’d GDR	10,750	406,350

Telecommunication Services 2.6%
Mobile TeleSystems ADR	14,100	789,741

		3,040,621

See financial notes 33

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

South Africa 5.9%

Energy 2.5%
Sasol	17,641	752,931

Materials 2.0%
Impala Platinum Holdings Ltd.	29,115	594,365

Telecommunication Services 1.4%
Telkom South Africa Ltd.	32,523	416,131

		1,763,427

Taiwan 13.9%

Banks 3.4%
Chinatrust Financial Holding Co., Ltd.	890,565	488,718
Mega Financial Holding Co., Ltd.	1,153,000	528,715

		1,017,433

Semiconductors & Semiconductor Equipment 6.6%
MediaTek, Inc.	70,410	730,109
Taiwan Semiconductor Manufacturing Co., Ltd.	72,221	121,117
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	119,792	1,122,451

		1,973,677

Technology Hardware & Equipment 1.9%
Asustek Computer, Inc.	294,716	583,283

Telecommunication Services 2.0%
Chunghwa Telecom Co., Ltd. ADR *	24,763	586,140

		4,160,533

Thailand 2.8%

Energy 2.8%
PTT Public Co., Ltd.	113,200	829,108

Turkey 6.6%

Banks 3.1%
Akbank T.A.S.	182,341	933,500

Telecommunication Services 3.5%
Turkcell Iletisim Hizmetleri A/S	173,300	1,057,828

		1,991,328

Total Common Stock (Cost $33,475,910)		25,950,932

Preferred Stock 10.4% of net assets

Brazil 6.4%

Banks 3.5%
Itausa - Investimentos Itau S.A.	209,767	1,049,442

Materials 2.9%
Companhia Vale do Rio Doce ADR (Vale)	48,900	865,530

		1,914,972

Republic of Korea 4.0%

Automobiles & Components 1.8%
Hyundai Motor Co.	25,360	547,297

Semiconductors & Semiconductor Equipment 2.2%
Samsung Electronics Co., Ltd.	2,107	664,419

		1,211,716

Total Preferred Stock (Cost $4,273,339)		3,126,688

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 1.6% of net assets

Repurchase Agreement 1.6%
Fixed Income Clearing Corp. dated 09/30/08, due 10/01/08 at 1.2%, with a maturity value of 470,016 (fully collateralized by Federal Home Loan Mortgage Corp. with a value of $482,925.)	469,000	469,000

Total Short-Term Investment (Cost $469,000)		469,000

End of Investments.

At 09/30/08, the tax basis cost of the fund’s investments was $39,199,807 and the unrealized appreciation and depreciation were $122,396 and ($9,775,583), respectively, with a net unrealized depreciation of ($9,653,187).

At 09/30/08, the prices of certain foreign securities held by the fund aggregating $15,295,111 were adjusted from their closing market prices following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
Reg’d — Registered

34 See financial notes

 Laudus Mondrian Emerging Markets Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value (cost $38,218,249)		$29,546,620
Cash		779
Foreign currency, at value (cost $330,430)		328,340
Receivables:
Investments sold		51,229
Fund shares sold		47,816
Dividends		89,138
Interest		16
Prepaid expenses	+	3,861

Total assets		30,067,799

Liabilities
Payables:
Investments bought		22,329
Investment adviser fees		2,794
Fund shares redeemed		40,340
Distribution and shareholder services fees	+	7,374

Total liabilities		72,837

Net Assets
Total assets		30,067,799
Total liabilities	−	72,837

Net assets		$29,994,962

Net Assets by Source
Capital received from investors		39,933,948
Net investment income not yet distributed		373,319
Net realized capital losses		(1,638,016)
Net unrealized capital losses		(8,674,289)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$3,341,639		467,321		$7.15
Select Shares	$666,026		92,849		$7.17
Institutional Shares	$25,987,297		3,626,623		$7.17

See financial notes 35

 Laudus Mondrian Emerging Markets Fund

Statement of
Operations
For April 1, 2008 through September 30, 2008; unaudited.

Investment Income
Dividends (net of foreign withholding taxes of $54,986)		$580,371
Interest	+	10,765

Total Investment Income		591,136

Net Realized Gains and Losses
Net realized losses on investments		(825,284)
Net realized losses on foreign currency transactions	+	(41,844)

Net realized losses		(867,128)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(8,534,295)
Net unrealized losses on foreign currency translations	+	(328)

Net unrealized losses		(8,534,623)

Expenses
Investment adviser fees		171,803
Professional fees		23,582
Custodian fees		21,239
Accounting and administration fees		18,624
Transfer agent fees		16,424
Shareholder reports		6,104
Distribution and shareholder services fees (Investor Shares)		4,997
Registration fees		3,673
Trustees’ fees		3,272
Interest expense		866
Sub-Accounting fees
Investor Shares		1,278
Select Shares		1,400
Other expenses	+	1,397

Total expenses		274,659
Expense reduction by adviser	−	59,626
Custody credits	−	118

Net expenses		214,915

Increase (Decrease) in Net Assets from Operations
Total investment income		591,136
Net expenses	−	214,915

Net investment income		376,221
Net realized losses		(867,128)
Net unrealized losses	+	(8,534,623)

Decrease in net assets from operations		($9,025,530)

36 See financial notes

 Laudus Mondrian Emerging Markets Fund

Statements of
Changes in Net Assets
For the current and prior report periods.
Figures for the current period are unaudited.

Operations

		4/01/08-9/30/08	11/2/07*-3/31/08
Net investment income		$376,221	$42,705
Net realized losses		(867,128)	(786,482)
Net unrealized losses	+	(8,534,623)	(139,666)

Decrease in net assets from operations		(9,025,530)	(883,443)

Distributions to Shareholders
Distributions from net investment income
Investor Shares		—	595
Select Shares		—	1,121
Institutional Shares	+	—	28,590

Total distributions from net investment income		—	30,306

Transactions in Fund Shares

		4/01/08-9/30/08		11/2/07*-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		362,543	$3,531,634	221,053	$2,073,502
Select Shares		65,084	612,017	97,917	934,439
Institutional Shares	+	1,834,156	16,448,834	2,608,232	25,103,782

Total shares sold		2,261,783	$20,592,485	2,927,202	$28,111,723

Shares Reinvested
Investor Shares		—	—	62	$571
Select Shares		—	—	122	1,121
Institutional Shares	+	—	—	3,100	28,584

Total shares reinvested		—	—	3,284	$30,276

Shares Redeemed
Investor Shares		(103,739)	($900,639)	(12,598)	($113,103)
Select Shares		(53,848)	(461,232)	(16,426)	(152,547)
Institutional Shares	+	(296,358)	(2,320,289)	(522,507)	(4,852,433)

Total shares redeemed		(453,945)	($3,682,160)	(551,531)	($5,118,083)

Net transactions in fund shares		1,807,838	$16,910,325	2,378,955	$23,023,916

Shares Outstanding and Net Assets
		4/01/08-9/30/08		11/2/07*-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,378,955	$22,110,167	—	—
Total increase	+	1,807,838	7,884,795	2,378,955	22,110,167

End of period		4,186,793	$29,994,962	2,378,955	$22,110,167

Net investment income not yet distributed/			$373,319		($2,902)
Distribution in excess of net investment income

*	Commencement of operations

See financial notes 37

Laudus Mondrian International Fixed Income Fund

Financial Statements

Financial Highlights

	4/01/08-		11/2/07[1]-
Investor Shares	9/30/08*		3/31/08

Per—Share Data ($)

Net asset value at beginning of period	11.28		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.05
Net realized and unrealized gains (losses)	(0.93)		1.27

Total from investment operations	(0.85)		1.32
Less distributions:
Distributions from net investment income	(0.08)		(0.04)

Net asset value at end of period	10.35		11.28

Total return (%)	(7.50)[2]		13.27	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.11	[3,4]	1.10	[3]
Gross operating expenses	1.19	[3]	1.57	[3]
Net investment income (loss)	1.63	[3]	1.61	[3]
Portfolio turnover rate	32	[2]	1	[2]
Net assets, end of period ($ x 1,000,000)	23,557		16,148

	4/01/08-		11/2/07[1]-
Select Shares	9/30/08*		3/31/08

Per—Share Data ($)

Net asset value at beginning of period	11.29		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10		0.06
Net realized and unrealized gains (losses)	(0.94)		1.28

Total from investment operations	(0.84)		1.34
Less distributions:
Distributions from net investment income	(0.10)		(0.05)

Net asset value at end of period	10.35		11.29

Total return (%)	(7.48)[2]		13.42	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.83	[3,5]	0.82	[3]
Gross operating expenses	0.98	[3]	1.31	[3]
Net investment income (loss)	1.90	[3]	1.89	[3]
Portfolio turnover rate	32	[2]	1	[2]
Net assets, end of period ($ x 1,000,000)	23,182		20,078
* Unaudited
1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.10% if interest expense had not been included.
5 The ratio of net operating expenses would have been 0.82% if interest expense had not been included.

38 See financial notes

 Laudus Mondrian International Fixed Income Fund

Financial Highlights continued

	4/01/08-		11/2/07[1]-
Institutional Shares	9/30/08*		3/31/08

Per—Share Data ($)

Net asset value at beginning of period	11.29		10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11		0.07
Net realized and unrealized gains (losses)	(0.94)		1.27

Total from investment operations	(0.83)		1.34
Less distributions:
Distributions from net investment income	(0.10)		(0.05)

Net asset value at end of period	10.36		11.29

Total return (%)	(7.38)[2]		13.42	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.76	[3,4]	0.75	[3]
Gross operating expenses	0.85	[3]	1.23	[3]
Net investment income (loss)	1.96	[3]	1.98	[3]
Portfolio turnover rate	32	[2]	1	[2]
Net assets, end of period ($ x 1,000,000)	43,499		52,214
* Unaudited
1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 0.75% if interest expense had not been included.

See financial notes 39

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity date shown is the next interest rate change date.

		Cost	Value
Holdings by Category		($)	($)

86.7%	Government Bonds	81,385,302	78,245,522
5.5%	Government Agency Obligations	4,724,940	4,965,807
3.6%	Corporate Bonds	3,723,629	3,231,642
1.1%	Covered Bond	951,581	1,005,505
0.6%	Short-Term Investment	504,000	504,000

97.5%	Total Investments	91,289,452	87,952,476
2.5%	Other Assets and Liabilities, Net		2,286,399

100.0%	Net Assets		90,238,875

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Government Bonds 86.7% of net assets

Austria 4.6%
Austria Government Bond
3.50%, 07/15/15	3,100,000	4,188,666

Belgium 5.4%
Belgium Government Bond
3.75%, 09/28/15	800,000	1,080,140
5.50%, 09/28/17	2,500,000	3,766,774

		4,846,914

France 5.4%
France Government Bond OAT
4.00%, 10/25/09	530,000	748,717
4.00%, 04/25/13	860,000	1,208,485
4.00%, 04/25/14	370,000	518,294
5.00%, 10/25/16	1,200,000	1,775,004
5.75%, 10/25/32	400,000	639,763

		4,890,263

Germany 1.8%
Bundesrepublik Deutschland
4.50%, 01/04/13	980,000	1,417,291
4.75%, 07/04/34	120,000	171,368

		1,588,659

Italy 16.3%
Italy Government International Bond
0.65%, 03/20/09	120,000,000	1,127,299
2.75%, 06/15/10	2,500,000	3,448,513
4.75%, 02/01/13	2,400,000	3,421,688
4.25%, 08/01/14	700,000	976,013
4.50%, 06/08/15	60,000,000	666,175
4.50%, 02/01/18	2,500,000	3,454,633
4.00%, 02/01/37	1,400,000	1,618,991

		14,713,312

Japan 39.9%
Japan Government Five Year Bond
0.50%, 06/20/10	30,000,000	281,161
Japan Government Ten Year Bond
1.20%, 06/20/11	350,000,000	3,321,737
1.40%, 09/20/11	430,000,000	4,104,291
1.10%, 09/20/12	550,000,000	5,196,731
1.20%, 09/20/12	530,000,000	5,027,094
0.50%, 06/20/13	400,000,000	3,670,872
0.90%, 06/20/13	580,000,000	5,422,868
1.30%, 12/20/14	331,000,000	3,141,928
1.50%, 03/20/15	400,000,000	3,843,629
Japan Government Thirty Year Bond
2.40%, 12/20/34	210,000,000	2,019,700

		36,030,011

Mexico 4.1%
Mexican Bonos
9.00%, 12/20/12	18,700,000	1,752,378
8.00%, 12/07/23	22,200,000	1,952,297

		3,704,675

Netherlands 9.2%
Netherlands Government Bond
5.50%, 07/15/10	440,000	638,441
4.25%, 07/15/13	2,700,000	3,838,558
3.75%, 07/15/14	2,750,000	3,806,023

		8,283,022

Total Government Bonds (Cost $81,385,302)		78,245,522

Government Agency Obligations 5.5% of net assets

Germany 0.7%
Kreditanstalt fuer Wiederraufbau
2.05%, 09/21/09	70,000,000	665,294

40 See financial notes

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings (Unaudited) continued

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Japan 4.8%
Japan Finance Corp. for Municipal Enterprises
1.35%, 11/26/13	160,000,000	1,522,089
1.55%, 02/21/12	290,000,000	2,778,424

		4,300,513

Total Government Agency Obligations (Cost $4,724,940)		4,965,807

Corporate Bonds 3.6% of net assets

Netherlands 0.7%
ING Bank N.V.
6.13%, 05/29/09 (a)(b)	490,000	615,859

United Kingdom 2.5%
HSBC Holdings plc
6.25%, 03/19/18	500,000	695,529
Lloyds TSB Bank plc
5.63%, 03/05/13 (a)(b)	620,000	801,062
SL Finance plc
6.38%, 07/12/09 (a)(b)	290,000	368,029
Standard Chartered Bank
5.88%, 09/26/17	350,000	434,772

		2,299,392

United States 0.4%
Zurich Finance USA, Inc.
4.50%, 06/15/09 (a)(b)	280,000	316,391

Total Corporate Bonds (Cost $3,723,629)		3,231,642

Covered Bond 1.1% of net assets

Ireland 1.1%
Depfa ACS Bank
1.65%, 12/20/16	110,000,000	1,005,505

Total Covered Bonds (Cost $951,581)		1,005,505

Short-Term Investment 0.6% of net assets

Repurchase Agreement 0.6%
Fixed Income Clearing Corp. dated 09/30/08, due 10/01/08 at 1.20%, with a maturity value of $504,017 (fully collateralized by Federal National Mortgage Association with a value of $518,340)	504,000	504,000

Total Short-Term Investment (Cost $504,000)		504,000

End of Investments.

At 09/30/08 the tax basis cost of the fund’s investments was $91,289,452, and the unrealized appreciation and depreciation were $567,638 and ($3,904,614), respectively, with a net depreciation of ($3,336,976).

(a)	Variable-rate security.
(b)	Callable security.

In addition to the above, the fund held the following at
09/30/08.

	Currency	Amount of	Currency	Amount of
Expiration	to be	Currency to be	to be	Currency to be	Unrealized
Date	Received	Received	Delivered	Delivered	Gains $

Forward Foreign Currency Contracts

10/31/2008	USD	13,510,786	EUR	9,569,500	1,460,530
10/31/2008	EUR	5,279,000	USD	7,453,204	38,266
Net unrealized gains on Forward Foreign Currency Contracts					1,498,796

See financial notes 41

 Laudus Mondrian International Fixed Income Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value (cost $91,289,452)		$87,952,476
Cash		334
Foreign currency, at value (cost $348,858)		336,127
Receivables:
Interest		678,912
Fund shares sold		153,222
Unrealized gains on forward foreign currency contracts		1,555,026
Prepaid expenses	+	5,746

Total assets		90,681,843

Liabilities
Payables:
Investment adviser fees		12,521
Fund shares redeemed		306,610
Distributions to shareholders		35,796
Distribution and shareholder services fees		4,588
Unrealized losses on forward foreign currency contracts		56,230
Accrued expenses	+	27,223

Total liabilities		442,968

Net Assets
Total assets		90,681,843
Total liabilities	−	442,968

Net assets		$90,238,875
Net Assets by Source
Capital received from investors		92,712,748
Net investment income not yet distributed		107,251
Net realized capital losses		(692,036)
Net unrealized capital losses		(1,889,088)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$23,556,967		2,276,916		$10.35
Select Shares	$23,182,477		2,238,836		$10.35
Institutional Shares	$43,499,431		4,200,078		$10.36

42 See financial notes

 Laudus Mondrian International Fixed Income Fund

Statement of
Operations
For April 1, 2008 through September 30, 2008; unaudited.

Investment Income
Interest		1,356,555

Net Realized Gains and Losses
Net realized losses on investments		(584,578)
Net realized losses on foreign currency transactions	+	(107,458)

Net realized losses		(692,036)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(9,319,067)
Net unrealized gains on foreign currency translations	+	1,481,450

Net unrealized losses		(7,837,617)

Expenses
Investment adviser fees		298,827
Distribution and shareholder services fees (Investor Shares)		28,402
Professional fees		25,239
Shareholder reports		24,670
Transfer agent fees		17,286
Accounting and administrator fees		16,698
Registration fees		15,661
Custodian fees		14,509
Sub-accounting fees
Investor Shares		9,635
Select Shares		15,209
Trustees’ fees		4,031
Interest expense		4,014
Other expenses	+	2,874

Total expenses		477,055
Expense reduction by adviser	−	51,657
Custody credits	−	7

Net expenses		425,391

Increase (Decrease) in Net Assets from Operations
Total investment income		1,356,555
Net expenses	−	425,391

Net investment income		931,164
Net realized losses		(692,036)
Net unrealized losses	+	(7,837,617)

Decrease in net assets from operations		($7,598,489)

See financial notes 43

 Laudus Mondrian International Fixed Income Fund

Statements of
Changes in Net Assets
For the current and prior report periods.
Figures for the current period are unaudited.

Operations

		4/01/08-9/30/08	11/2/07*-3/31/08
Net investment income		$931,164	$338,363
Net realized losses		(692,036)	(77,981)
Net unrealized gains (losses)	+	(7,837,617)	5,948,529

Increase (Decrease) in net assets from operations		(7,598,489)	6,208,911

Distributions to Shareholders
Distributions from net investment income
Investor Shares		190,482	33,714
Select Shares		213,821	50,639
Institutional Shares	+	455,706	142,251

Total distributions from net investment income		860,009	226,604

Transactions in Fund Shares

		4/1/08-9/30/08		11/2/07*-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,107,956	$12,048,293	1,546,672	$16,580,538
Select Shares		844,950	9,165,337	1,854,202	19,621,852
Institutional Shares	+	1,073,335	11,689,988	4,705,565	49,150,016

Total shares sold		3,026,241	$32,903,618	8,106,439	$85,352,406

Shares Reinvested
Investor Shares		16,735	$174,730	2,878	$31,299
Select Shares		17,722	185,075	3,845	41,629
Institutional Shares	+	42,346	443,465	12,658	136,064

Total shares reinvested		76,803	$803,270	19,381	$208,992

Shares Redeemed
Investor Shares		(279,305)	($2,982,833)	(118,020)	($1,271,229)
Select Shares		(402,579)	(4,289,573)	(79,304)	(837,623)
Institutional Shares	+	(1,541,346)	(16,176,862)	(92,480)	(995,100)

Total shares redeemed		(2,223,230)	($23,449,268)	(289,804)	($3,103,952)

Net transactions in fund shares		879,814	$10,257,620	7,836,016	$82,457,446

Shares Outstanding and Net Assets
		4/01/08-9/30/08		11/2/07*-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,836,016	$88,439,753	—	$-
Total increase	+	879,814	1,799,122	7,836,016	88,439,753

End of period		8,715,830	$90,238,875	7,836,016	$88,439,753

Net investment income not yet distributed			$107,251		$36,096

*	Commencement of operations.

44 See financial notes

 Laudus Mondrian Funds

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the Laudus Mondrian Funds in this report is a series of Laudus Trust (the “Trust”) an open-end management investment company. The Trust was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The list below shows all the funds in the Trust including the funds discussed in this report, which are highlighted (individually each such highlighted portfolio, a “Fund” and collectively, the “Funds”):

Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund
Laudus Rosenberg Long/Short Equity Fund
Laudus Mondrian International Equity Fund Laudus Mondrian Global Equity Fund Laudus Mondrian Emerging Markets Fund Laudus Mondrian International Fixed Income Fund

The Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund commenced operations on November 2, 2007. The Laudus Mondrian International Equity Fund and the Laudus Mondrian Global Equity Fund commenced operations on June 17, 2008 and each Fund offers three share classes: Investor Shares, Select Shares and Institutional Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each Fund is authorized to issue an unlimited number of Institutional Shares, Investor Shares and Select Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bears different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.

Each Fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each Fund also keeps certain assets in segregated accounts, as may be required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the Funds used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The Funds value the securities in their portfolios every business day. The Funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. The Funds do not isolate the portion of the fluctuation on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

•	Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the Funds calculate net asset value: valued at fair value, as determined in good faith by the Funds’ investment adviser using guidelines adopted by the Funds’ Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities closing market prices adjusted for changes in value that may occur between the close of foreign exchange and the time at which Fund shares

 Laudus Mondrian Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

are priced. The Board of Trustees regularly reviews fair value determinations, made by the Funds, pursuant to the procedures.

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

•	Futures and forwards currency contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards). When a Fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

•	Short-term securities (60 days or less to maturity): valued at amortized cost (which approximates market value).

•	Mutual funds: valued at their respective net asset values as determined by those Funds in accordance with the 1940 Act for a given day.

(b) Portfolio Investments:

Delayed-Delivery: The Funds may buy securities on a delayed-delivery basis. In these transactions, the Funds agree to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the Funds could end up paying more for the security than its market value at the time of settlement. The Funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

Futures Contract: The Funds may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a Fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures carry inherent risks, a Fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. A Fund records the change daily in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

Forward Currency Contract: The Funds may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the Fund’s financial statements. If counter-parties to the contracts or if the value of the foreign currency changes unfavorably, the Funds could sustain a loss.

Repurchase Agreement: The Funds may enter into repurchase agreement. In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. Government Agency securities. All collateral is held by the Funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

 Laudus Mondrian Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying mutual funds are recorded on the date they are effective (the ex-dividend date), although the Funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a Fund or a class within the trust are charged directly to that Fund or class. Expenses that are common to all Funds within the trust generally are allocated among the Funds in proportion to their average daily net assets.

For Funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to its net assets.

(f) Distributions to Shareholders:

The Funds make distributions from net investment income and net realized capital gains once a year with the exception of Laudus Mondrian International Fixed Income Fund which pays quarterly dividends.

(g) Custody Credit:

Each Fund has an arrangement with its custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the Fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The Funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the Funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a Fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

(k) New Accounting Standards:

The Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund adopted Financial Accounting Standard Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, effective April 1, 2008. The Laudus Mondrian International Equity Fund and the Laudus Mondrian Global Equity Fund adopted FAS 157 when they commenced operations on June 17, 2008. FAS 157 defines fair value, establishes a

 Laudus Mondrian Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the fund’s financial statements.

Various inputs are used in determining the value of the fund’s investments. FAS 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2008:

	Investment in Securities*
				Laudus
	Laudus	Laudus	Laudus	Mondrian
	Mondrian	Mondrian	Mondrian	International
	International	Global	Emerging	Fixed
Valuation Inputs	Equity Fund	Equity Fund	Markets Fund	Income Fund

Level 1 — Quoted prices	$88,518	$1,758,117	$13,782,509	$—
Level 2 — Other significant observable inputs	4,318,776	2,494,487	15,764,111	87,952,476
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$4,407,294	$4,252,604	$29,546,620	$87,952,476

*	Other financial instruments include forward contracts of $43,856, $44,454 and $1,498,796 for the Laudus Mondrian International Equity Fund, the Laudus Mondrian Global Equity Fund and the Laudus Mondrian International Fixed Income Fund, respectively.

In March 2008, the Financial Accounting Standards board (“FASB”) issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS 161 on the funds’ financial statement disclosures.

3. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. (“CSIM” or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds’ investment adviser pursuant to Management Contracts (“Advisory Agreement”) between it and the Trust. Mondrian Investment Partners Limited (“Mondrian”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

For its advisory services to each Fund, the Investment Adviser is entitled to receive an annual fee payable monthly based on the Funds’ average daily net assets described as follows.

	First $1 billion	Over $1 billion

Laudus Mondrian International Equity Fund	0.85%	0.80%
Laudus Mondrian Global Equity Fund	0.85%	0.80%
Laudus Mondrian Emerging Markets Fund	1.20%	1.15%
Laudus Mondrian International Fixed Income Fund	0.60%	0.60%

CSIM (not the Funds) pays a portion of the management fees it receives to Mondrian in return for its services.

 Laudus Mondrian Funds

Financial Notes, unaudited (continued)

3. Affiliates and Affiliated Transactions (continued):

CSIM has contractually agreed, until at least July 30, 2010, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

			Laudus	Laudus
	Laudus	Laudus	Mondrian	Mondrian
	Mondrian	Mondrian	Emerging	International
	International	Global	Markets	Fixed
	Equity Fund	Equity Fund	Fund	Income Fund

Investor Shares	1.40%	1.40%	1.80%	1.10%
Select Shares	1.12%	1.12%	1.52%	0.82%
Institutional Shares	1.05%	1.05%	1.45%	0.75%

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of September 30, 2008, the balance of recoupable expenses is as follows:

			Laudus	Laudus
	Laudus	Laudus	Mondrian	Mondrian
	Mondrian	Mondrian	Emerging	International
	International	Global	Markets	Fixed
Expires	Equity Fund	Equity Fund	Fund	Income Fund

3/31/10	$—	$—	$80,048	$84,455
3/31/11	42,219	40,267	59,626	51,657

4. Other Shareholders Services

The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust’s Distributor-ALPS Distributors, Inc. serves as the Distributor. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to reimburse, out of the Investor and Select Class assets of the Funds, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor or Select Class shares of the Funds an amount up to 0.15% of the average daily net assets of that class on an annual basis.

5. Board of Trustees

Trustees may include people who are officers and/or directors of other fund families managed by the Investment Adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Laudus Funds are in compliance with these limitations. The Funds did not pay any of these persons for their service as trustees, but did pay non-interested persons (Independent Trustees), as noted in each Fund’s Statement of Operations.

A Retirement plan was instituted for certain Independent Trustees of the Trust. In September 2006 the Trustees voted to close the Retirement Plan to new participants as of June 26, 2006 and to discontinue making contributions to the Retirement Plan after the plan year ending March 31, 2007. All other terms of the Retirement Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in effect. Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the “Retirement Payment”). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust, including years of service prior to the adoption of the Retirement Plan and including a final one-half year

 Laudus Mondrian Funds

Financial Notes, unaudited (continued)

5. Board of Trustees (continued):

credit for service during the plan year ending March 31, 2007. Beginning April 1, 2005, each Independent Trustee was permitted to make a one-time election to have the $10,000 attributable to service for the coming year and previously accrued benefits adjusted up or down at the end of each subsequent year based on the unweighted average performance of the share class with the lowest OER of each fund of the Trust. After the closure of the Retirement Plan, the previously accrued benefits that an Independent Trustee had elected to have adjusted by the performance of the funds would continue to be adjusted for performance as provided under the Retirement Plan. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the funds of the Trust. The Trust did not pay any pension or retirement benefits for its Trustees.

6. Borrowing from Banks:

The Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund have access to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Corporation. Interest is calculated based on the market rates at the time of borrowing. There were no borrowings from the line of credit for the period ended September 30, 2008.

7. Purchases and Sales of Investment Securities:

For the period ended September 30, 2008, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases	Sales

Laudus Mondrian International Equity Fund	$5,349,057	$108,682
Laudus Mondrian Global Equity Fund	$5,189,521	$169,785
Laudus Mondrian Emerging Markets Fund	$24,454,437	$5,891,587
Laudus Mondrian International Fixed Income Fund	$42,947,220	$29,807,619

8. Redemption Fee:

The Funds charge a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. Such amounts are net of the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current report period are:

	Current Period	Prior Period
	(4/1/08-9/30/08)	(11/02/07-3/31/08)

Laudus Mondrian International Equity Fund
Investor shares	$0 *	$—
Select shares	—	—
Institutional shares	—	—
Laudus Mondrian Global Equity Fund
Investor shares	$—	$—
Select shares	—	—
Institutional shares	—	—
Laudus Mondrian Emerging Markets Fund
Investor shares	$644	$284
Select shares	$36	946
Institutional shares	$753	222
Laudus Mondrian International Fixed Income Fund
Investor shares	$1,997	$314
Select shares	$1,405	341
Institutional shares	$981	182

*	Amount less than $1.00

 Laudus Mondrian Funds

Financial Notes, unaudited (continued)

9. Federal Income Taxes:

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of September 30, 2008, the Funds had no capital loss carry forwards.

Financial Accounting Standards Board Interpretation (FIN) No. 48 — Accounting for Uncertainty in Income Taxes — an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. As of September 30, 2008, management has reviewed the tax positions for open tax years (November 2, 2007 through March 31, 2008) for the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund, and determined that no provision for income tax is required in the Funds’ financial statements. As of September 30, 2008, there were no open tax years for Laudus Mondrian International Equity Fund and the Laudus Mondrian Global Equity Fund.

Approval of Investment Advisory and Sub-Advisory Agreements

Approval of Renewal of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreements must be specifically approved (1) by the vote of the Trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Fund’s Trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Laudus Trust (the “Trust”) and CSIM, and the sub-advisory agreements among the Trust, CSIM and Mondrian Investment Partners Limited (“Mondrian”) with respect to the Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Fixed Income Fund (such investment advisory agreements and sub-advisory agreements, collectively, the “Agreements”). In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and Mondrian, including information about their affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM and Mondrian, as appropriate.

As part of the renewal process and ongoing oversight of the advisory and sub-advisory relationships, Independent Trustees’ legal counsel sent an information request letter to CSIM and CSIM sent an information request letter to Mondrian seeking certain relevant information. The responses by CSIM and Mondrian were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements at a meeting held on September 15, 2008, and approved the renewal of the Agreements for an additional one year term.

The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at that meeting and at prior meetings, including:

1. the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and Mondrian, dedicated to the Funds;

2. each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3. each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of Mondrian; and

5. the extent to which economies of scale would be realized as the Funds grow, and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, and compliance program. The information considered by the Trustees included specific information concerning changes in the nature, extent and quality of services provided by CSIM since the Trustees had last considered approval of the Agreement. The Trustees also considered investments in CSIM’s mutual fund infrastructure. The Trustees also considered Schwab’s excellent reputation in connection with the OneSource mutual fund offering and its overall financial condition. The Board also considered the nature, extent and quality of the sub-advisory services provided by Mondrian to the Funds and the resources it dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and Mondrian to the

Funds and the resources of CSIM and its affiliates and the resources of Mondrian dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements. Specifically, the Trustees considered each Fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer group and peer category, selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund, whether, irrespective of relative performance, Mondrian’s absolute performance was consistent with expectations for its unique quantitative investment methodology and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreements. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s contractual and voluntary waivers of management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM and Mondrian to other mutual funds and to other types of accounts, such as separate accounts and wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and the compensation flowing to Mondrian, directly or indirectly. In this connection, with respect to the profitability of CSIM and its affiliates, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM and Mondrian from their relationships with the Funds, such as whether, by virtue of their management of the Funds, CSIM or Mondrian obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM and Mondrian, and their respective affiliates, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and Mondrian, and their respective affiliates. The Board also considered information relating to changes to CSIM’s business operations and how these changes affected CSIM’s profitability under the Agreements. With respect to the profitability of Mondrian, the Board also considered that Mondrian is compensated by CSIM, and not by the Funds directly, and such compensation reflects an arms-length negotiation between the parties. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and Mondrian is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM has previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered existing contractual investment advisory fee schedules that, for all Funds other than Laudus U.S. Small Capitalization Fund, include lower fees at higher graduated asset levels, and Mondrian’s agreement to (a) contractual sub-advisory fee schedules that, for all Funds other than Laudus U.S. Small Capitalization Fund, include lower fees at higher graduated asset levels as measured on a complex wide basis, and (b) a contractual subadvisory fee schedule with respect to the Laudus U.S. Small Capitalization Fund that includes lower fees at higher graduated assets levels. The Board also considered certain existing commitments by CSIM that are designed to pass along potential economies of scale to Fund shareholders. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Initial Approval of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreements must be specifically approved (1) by the vote of the Trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Fund’s Trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated in part, to considering whether to approve the investment advisory agreements between Laudus Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”), and the sub-advisory agreements between CSIM and Mondrian Investment Partners Limited (“Mondrian”) (such investment advisory and sub-advisory agreement, collectively, the “Agreements”) with respect to Laudus Mondrian International Equity Fund and Laudus Mondrian Global Equity Fund. In preparation for the meeting(s), the Board requested and reviewed a wide variety of materials provided by CSIM and Mondrian with respect to the services to be provided to the funds under the Agreements, including information about their affiliates, personnel and operations. In recognition of the fact that the funds had not yet commenced operations, the Board also considered information provided by CSIM in connection with the Board’s consideration of approval or renewal of the investment advisory agreements with respect to the other funds within the Trust. The Board also took into account the detailed information about other funds within the Trust that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees received advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees met in executive session outside the presence of fund management and participated in question and answer sessions with representatives of CSIM and Mondrian, as appropriate.

The Board, including a majority of the Independent Trustees approved the Agreements with respect to the Funds for a two year term at a meeting held on March 31, 2008. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at that meeting, and at prior meetings, including:

1.the nature, extent and quality of the services to be provided to the Funds under the Agreements, including the resources of CSIM and its affiliates and Mondrian, dedicated to the Funds;

2.Mondrian’s investment performance in managing other funds and/or accounts having relevant investment objectives and strategies;

3.each Funds’ estimated expenses and how those expenses compared to those of certain other comparable mutual funds;

4.the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to other funds, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of Mondrian; and

5.the extent to which economies of scale may be realized as the Funds grow, and whether fee levels in the Agreements relating to the Funds reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services to be provided by CSIM to the Funds and the resources of CSIM and its affiliates will dedicate to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure. The Trustees also considered Schwab’s excellent reputation in connection with the OneSource mutual fund offering and its overall financial condition. The Board also considered the nature, extent and quality of the sub-advisory services provided by Mondrian to the Funds and the resources it dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and Mondrian to the Funds and the resources of CSIM and its affiliates and the resources of Mondrian dedicated to the Funds supported approval of the Agreements with respect to the Funds.

Fund Performance. With regard to fund performance, since the Funds had not commenced operations and therefore did not have any performance of their own, the Board considered performance of other funds and/or accounts having comparable investment objectives and strategies in determining whether to approve the Agreements. For example, the Board considered Mondrian’s performance in managing other similar funds and/or accounts. The Trustees also considered both risk and shareholder risk expectations for the Funds and the appropriateness of the benchmark that would be used to compare the performance of the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of CSIM and Mondrian supported approval of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Funds’ net operating expense ratio, in each case, in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ expected peer group. Finally, the Trustees considered the effects of CSIM’s contractual and voluntary waivers of management fees and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM and Mondrian to other mutual funds and to other types of accounts, such as separate accounts and wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported approval of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and the compensation flowing to Mondrian, directly or indirectly. In this connection, the Trustees considered information that was previously provided by CSIM with respect to other funds it manages regarding profitability and how this information might reasonably be expected to be predictive of profitability to CSIM under the Agreements with respect to the Funds. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM and Mondrian, and their respective affiliates, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund. The Board also considered the profitability of Mondrian with respect to the sub-advisory services it provides to the Funds, although it also considered that Mondrian is compensated by CSIM, and not by the Funds directly, and such compensation reflects arms-length negotiation between the parties. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the expected profitability of CSIM and Mondrian, albeit uncertain, is reasonable and supported approval of the Agreements with respect to the Funds.

Economies of Scale. Recognizing that the funds had not yet commenced operations and had no assets, the Trustees considered the possible development of any economies of scale and whether those could be expected to be passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM has previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds may be expected to obtain reasonable benefit from economies of scale if such economies develop.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below provide information about the trustees and officers for the Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of September 30, 2008, the Fund Complex included 84 funds.

At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

Independent Trustees
Name, Address[1]	Principal	Number of
and Year of Birth;	Occupation(s)	Portfolios in
(Term of Office, and	During the	Fund Complex
Length of Time Served2)	Past Five Years	Overseen	Other Directorships Held by Trustee

Mariann Byerwalter[3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	84	Board 1–Director, Redwood Trust, Inc. (mortgage finance). Board 2–Director, PMI Group, Inc. (mortgage insurance).

William A. Hasler[3] 1941 (1/04-present)	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	84	Board 1–Director, Mission West Properties (commercial real estate).
Board 2–Director, TOUSA (home building).
Board 3–Director, Harris-Stratex Networks (a network equipment corporation).
Board 4–Director, Genitope Corp. (bio-pharmaceuticals).
Board 5 –Director, Ditech Networks (voice communication technology).
			Board 6–Rubicon Limited (manufacturing).

Nils H. Hakansson[3] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	15	None

Interested Trustees
Name, Address[1]		Number of
and Year of Birth;	Principal	Portfolios in
(Term of Office,	Occupation(s)	Fund Complex
and Length of Time	During the	Overseen by
Served2)	Past Five Years	the Trustee	Other Directorships Held by Trustee

Randall W. Merk 1954 Trustee (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co. Inc.; Executive Vice President, Charles Schwab & Co. Inc.(2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	15	None

Officers
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Jeffrey Mortimer 1963 (3/08-present, President and CEO) (6/04-present, CIO)	President, Chief Executive Officer, and Chief Investment Officer	Senior Vice President and Chief Investment Officer-Equities, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06-present)	Treasurer and Chief Financial Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Trust Inc.; From 12/99 to 11/04: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 (12/05-present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Randall Fillmore 1960 (9/04-present)	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer, Charles Schwab Investment Management, Inc.; Senior Vice President, Charles Schwab & Co., Inc.; Chief Compliance Officer, Schwab Funds. From June 2006 to June 2007, Chief Compliance Officer, Excelsior Funds. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc.

Daniel Kern 1961 (3/05-present)	Vice President	Vice President, Investment Management Services. Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Variable Insurance Trust. Until December 2004, Vice President, Internal Audit, Charles Schwab Corporation.

Officers continued
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Michael Haydel 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director Charles Schwab & Co., Inc.

Cathy Sabo 1964 (12/05-present)	Vice President	Vice President, Compliance, Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until September 2004, Vice President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.

[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed.

[3]	Member of the Audit Committee.

[4]	The mailing address of each of the Officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[5]	There is no stated term of office for the officers of the Trust.

Glossary

90 Day T-bill is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

Alpha is a measure of a fund’s risk adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund’s manager. It is calculated by measuring the difference between a fund’s actual returns and its expected performance given its level of market risk as measured by beta.

Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

GDP, or Gross Domestic Product, is the market value of the goods and services produced by labor and property in the United States.

Modified Duration expresses the measurable change in the value of a security in response to a change in interest rates. The formula calculates the effect that a 1% change in interest rates will have on the price of a bond.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

The S&P/Citigroup Global ex US Broad Market Index (BMI) $2-$10 Billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index (BMI), which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

The S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

The Standard & Poor’s 500® (S&P 500) Index is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Price to cash flow ratio is the price of a stock divided by its reported cash flow per share.

Relative strength is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR45085 - 00

Semiannual Report September 30, 2008

COMMAND PERFORMANCETM

Laudus Rosenberg U.S Equity Funds
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund (Closed to new investors)
Laudus Rosenberg U.S. Small Capitalization Fund (Closed to new investors)
Laudus Rosenberg Long/Short Equity Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
AXA Rosenberg Investment Management LLC

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for
the Report Period

Laudus Rosenberg U.S. Large Capitalization Fund

Investor Shares (Ticker Symbol: AXLVX)	-10.21%
Select Shares (Ticker Symbol: AXLIX)	-10.12%
Benchmark: Russell 1000® Index	-11.06%

Performance Details	pages 6-7

Laudus Rosenberg U.S. Large Capitalization Growth Fund

Investor Shares (Ticker Symbol: REFIX)	-11.76%
Select Shares (Ticker Symbol: REDIX)	-11.71%
Benchmark: Russell 1000® Growth Index	-11.23%

Performance Details	pages 8-9

Laudus Rosenberg U.S. Large Capitalization Value Fund

Investor Shares (Ticker Symbol: LCVJX)	-9.19%
Select Shares (Ticker Symbol: LLCVX)	-8.98%
Benchmark: Russell 1000® Value Index	-11.10%

Performance Details	pages 10-11

Laudus Rosenberg U.S. Discovery Fund

Investor Shares (Ticker Symbol: RDIVX)	-6.07%
Select Shares (Ticker Symbol: RDISX)	-5.92%
Benchmark: Russell 2500tm Index	-5.43%

Performance Details	pages 12-13

Laudus Rosenberg U.S. Small Capitalization Fund

Investor Shares (Ticker Symbol: BRSCX)	-4.14%
Select Shares (Ticker Symbol: USCIX)	-3.99%
Adviser Shares (Ticker Symbol: LIFUX)	-4.20%
Benchmark: Russell 2000® Index	-0.54%

Performance Details	pages 14-15

Laudus Rosenberg Long/Short Equity Fund

Investor Shares (Ticker Symbol: BRMIX)	-1.36%
Select Shares (Ticker Symbol: BMNIX)	-1.16%
Benchmark: 90-day T-bills	0.85%

Performance Details	pages 16-18

Minimum Initial Investment[1]

Investor Shares	$ 100
Select Shares	$ 50,000
Adviser Shares	$100,000

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may effect share level returns.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Small-company stocks are subject to greater volatility than other asset categories.
Small- and mid-capitalization funds typically carry additional risk since small- and mid-capitalization companies generally have a higher risk of failure.
Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.
The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund’s performance. AXA Rosenberg attempts to achieve returns for the Fund’s shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

[1]	Please see prospectus for further detail and eligibility requirements.

2 Laudus Rosenberg U.S. Equity Funds

From the President

Jeffrey Mortimer is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,

The past six months have marked a difficult time in financial history. Both domestically and abroad, corporations and economies have experienced significant headwinds as credit tightened, residential real estate prices declined, and many financial corporations and hedge funds began to deleverage. In our view, consumers during this period became extremely cautious of owning anything but assets that carried government guarantees, such as U.S. Treasuries. As a result, we witnessed price declines across many industry groups and in general major indexes and averages also declined.

Due to this market turmoil, some funds in the Laudus Rosenberg family experienced meaningful declines. In these difficult times, I would like to emphasize that the negative performance of these funds has been primarily the result of atypical market conditions and pessimistic economic outlook. While we cannot predict the future with any certainty, we are doing everything we can to manage the Laudus Funds through these difficult times. Our portfolio management strategy has always been and will continue to be guided by long-term perspective and prudence.

The Laudus Rosenberg Funds are sub-advised by AXA Rosenberg, one of the world’s premier equity specialists and institutional money managers. Through the Laudus Rosenberg Funds offering, this distinctive approach to investment management is easily accessible to independent advisors and individual investors.

In closing, I would remind you that should you have any questions about the funds we are available to answer them at 1-800-447-3332.

Thank you for investing with us.

Sincerely,

Laudus Rosenberg U.S. Equity Funds 3

The Investment Environment

The past six months have produced significant volatility in the global capital markets. Nearly all major indexes produced negative returns, some losing more than 20%. Generally, the U.S. equity markets fared better than international ones, and fixed income outperformed both. Commodity indexes also lost value.

The period began with fairly strong positive returns. Many equity indexes gained over 5% in April and continued with positive but lower returns in May. However, June began a series of monthly declines which culminated in very weak returns in September. For the six-month period, stocks were down about 15% on average across the globe. In the U.S., large-cap stocks lost about 11% for the period, with very little difference between growth- and value-style equities. U.S. small-caps, however, outperformed U.S. large-caps, coming in just barely negative for the six months. U.S. small-cap value stocks outperformed growth, and even posted a slightly positive return. Internationally, the results were worse. International large-cap stocks lost nearly 24%, but outperformed international small-cap stocks, which were down more than 26%. There were little differences in returns across investment styles internationally during the six-month period.

What caused these weak returns, especially during a relatively short period of time? In essence, the credit crisis that began in the summer of 2007 continued to dominate the capital markets during the period. In September 2008 alone, Lehman Brothers declared bankruptcy, while the U.S. government intervened in the operations of Freddie Mac, Fannie Mae and AIG. Several banks also failed. Companies in all areas but especially in the financial services sector began to deleverage their balance sheets. Over the past several years, individuals and companies borrowed significant amounts of capital. Individuals typically used these loans to purchase homes and autos. In turn, many financial companies leveraged their balance sheets to buy these loans and package and sell marketable securities composed of them, such as mortgage-backed securities. On the open market, these securities could be bought by institutional investors and hedge funds, for example. As credit tightened, many of the loans – both consumer and corporate – went into default, requiring firms to acquire capital to shore up their balance sheets or to sell assets to reduce their debt.

Investors and lenders were worried about the value of the debt on company balance sheets. In some cases, there were no bidders for the corporate obligations and securitized assets that were being offered for sale. Without bids, it became difficult to value these securities, and as default rates rose prices became even more depressed. Eventually, the solvency of corporations with large portfolios of leveraged debt was questioned. In this environment, investors took defensive action by reducing their corporate equity exposure. Thus, the equity markets declined precipitously as investors migrated to the safety of government debt.

A few areas performed well. One notable area was the U.S. Treasury market, generally considered the lowest default risk fixed income investment. Short-term Treasury bills gained about 1% during the period, and longer maturity Treasury bonds returned nearly 1.5%. In equities, as noted above, small-cap value stocks in the U.S. did generate a slightly positive return. Also, U.S. Health Care stocks did well during the period, as investors flocked to defensive investments.

From a Sector perspective across the globe, some interesting patterns emerged. Financial stocks were down nearly 20%, as expected, given their position in the middle of the credit crunch. However, Materials and Energy stocks, which have performed very well over the last few years, also did poorly, partially due to the deleveraging process described above and partially due to investors simply wanting out of equity positions.

4 Laudus Rosenberg U.S. Equity Funds

The Investment Environment continued

Also losing in the double-digit range were Industrials, Consumer Discretionary, Information Technology, Telecomm, and Utilities. The top performers were global Health Care and Consumer Staples firms, areas generally considered to be defensive investments in times of economic or market stress; although both groups performed negatively, their losses were much less versus the other Sectors.

Among major developed economies, the U.S. performed the best during the period, losing about 11%. Canada and Japan did slightly worse. Most European countries lost more than 20%. It is important to note that in the period from July through September, the U.S. dollar rallied against the British pound and the euro, pushing the European returns lower for U.S. dollar-based investors. Emerging markets as a group underperformed developed markets, losing more than 27% in the six-month period. Many emerging market countries lost more than 30%, another sign of risk aversion among global investors.

The dollar’s gains also impacted commodity prices, and most commodity indexes were down about 12% for the six-month period. Crude oil was nearly flat for the period, in contrast to the rise in prices over the last few years. Metals and agricultural prices also declined, partially in response to expectations of slowing economies around the globe and thus a likelihood of lower demand.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Laudus Rosenberg U.S. Equity Funds 5

Laudus Rosenberg U.S. Large Capitalization Fund

The Laudus Rosenberg U.S. Large Capitalization Fund Investor Shares returned -10.21% during the period, outperforming the benchmark Russell 1000 Index, which returned -11.06%. Negative returns in the fund were primarily the result of broad-based economic turmoil and volatility stemming from tightened credit amidst investors divesting away from securitized assets tied to the residential housing market. As a result of these and other factors, returns across all major industry groups represented in the fund were negative. Relative to the benchmark, the fund’s outperformance was driven by stock selection in large-cap companies and across most industry groups, while group weightings acted to moderate these gains.

On an industry group level, stock selection in Energy and Financials led factors contributing to outperformance relative to the benchmark. Despite the sell-off in these groups that occurred toward the end of the period, especially in mid September, Energy and Financials finished the reporting period down modestly in the mid single digits. Returns across all groups were negative, with Materials and Consumer Discretionary leading the detractors with low double-digit losses. Weightings across industry groups had a negative effect, with the exception of Financials; leading the detractors were Materials and Health Care.

In terms of market capitalization, selection and weighting contributed to outperformance relative to the benchmark. Selection among companies with market caps between $25-50 billion led the contributors, with selection in the $5-10 billion range also contributing meaningfully. Selection in the $10-25 billion range led offsetting factors. Weightings across market caps yielded mixed results, but generally benefitted the fund. Returns were negative across the board, particularly in companies with $10-25 billion caps.

From a Price to Earnings (P/E) perspective, the results of stock selection contributed slightly, while weightings primarily accounted for outperformance relative to the benchmark. The fund benefitted from being underweight stocks with negative P/E ratios, which experienced significant declines in value during the period. In general, the fund is weighted heavily toward stocks with a 0-25 P/E ratio, which helped the fund as companies with 0-17.5 P/E generally outperformed those with higher ratios on the aggregate.

When looking at the Price to Book (P/B) ratio, stock selection and weightings were about equal in contribution effect. Although returns were negative across all P/B ratios, the fund’s selection and weighting among companies with P/B ratios of 2.25 and below were the most significant contributing factors relative to the benchmark. The fund’s selection in companies with P/B ratios of 3.00 – 3.75 led offsetting factors.

As of 9/30/08:
 Fund Characteristics1

Number of Securities	181
Avg. Market Capitalization

($Wtd. x 1,000,000)	$70,054
Portfolio Turnover

(One year trailing)	145%

Price to Earnings (P/E)	14.59

Price/Book Ratio (P/B)	1.9

Price to Cash Flow	5.01

Beta	1.04

Return on Equity	13.16%
Five-Year Earnings

Growth	21%

 Fund Overview1

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	7/31/2002	6/19/2002
Total Net Assets ($ x 1,000)	$7,767	$78,727
Ticker Symbol	AXLVX	AXLIX
Cusip	51855Q853	51855Q101
NAV	$9.32	$9.33

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.

6 Laudus Rosenberg U.S. Equity Funds

 Laudus Rosenberg U.S. Large Capitalization Fund

Performance Summary as of 9/30/08

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	6 Months	1 Year	5 Years	Since Inception

Investor (7/31/02)	-10.21%	-22.97%	5.96%	6.01%
Select (6/19/02)	-10.12%	-22.68%	6.30%	4.24%
Benchmark: Russell 1000® Index*	-11.06%	-22.10%	5.50%	(7/31/02) 6.41%
				(6/19/02) 4.20%

Fund Expense Ratios2: Investor Shares: Net 1.14%; Gross 1.40% / Select Shares: Net 0.84%; Gross 1.01%

 Sector Weightings % of Investments3

Energy	17.3%

Financials	15.9%

Information Technology	13.7%

Industrials	12.0%

Health Care	11.4%

Materials	9.4%

Consumer Staples	5.7%

Consumer Discretionary	5.4%

Telecommunication Services	5.4%

Utilities	3.8%

Total	100.0%

 Top Equity Holdings % of Net Assets3

International Business Machines Corp.	4.1%

Pfizer, Inc.	4.1%

Exxon Mobil Corp.	3.8%

Verizon Communications, Inc.	3.7%

Chevron Corp.	2.9%

ConocoPhillips	2.8%

Monsanto Co.	2.6%

Oracle Corp.	2.3%

Time Warner, Inc.	2.3%

Lockheed Martin Corp.	2.2%

Total	30.8%

*	Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg U.S. Equity Funds 7

Laudus Rosenberg U.S. Large Capitalization Growth Fund

The Laudus Rosenberg U.S. Large Capitalization Growth Fund Investor Shares returned -11.76% for the period, underperforming the benchmark Russell 1000 Growth Index, which returned -11.23%. Negative returns in the fund were primarily the result of broad-based economic turmoil and volatility stemming from tightened credit amidst investors divesting away from securitized assets tied to the residential housing market. As a result of these and other factors, returns across the majority of industry groups represented in the fund were negative.

On an industry group level, group weightings detracted from the fund’s performance relative to the benchmark, but were almost completely offset by good stock selection. Fund returns were negative across all sectors except for Health Care and Consumer Staples, which saw slight gains and are generally seen as more defensive during periods of diminished growth. An overweight to the poorly performing Materials and Industrials groups led negative contributors. Good stock selection, primarily in Consumer Discretionary and Information Technology, helped to offset the effects of group weightings.

In terms of market capitalization, stock selection accounted for the slight underperformance relative to the benchmark, while weightings had a net neutral effect. Returns, as a function of market-cap, were negative across the board led by declines in the $5-50 billion range. When looking at the index the larger large-caps generally outperformed their smaller counterparts.

From a Price to Earnings (P/E) perspective, the results of stock selection detracted from performance, but were partially offset by weightings. Selection in companies with 25 – 30 P/E ratios led the decliners, while the effect of weightings was mixed across the board. In general, stocks with P/E ratios above 35 were the most negative.

In terms of Price to Book (P/B) ratios, stock selection detracted modestly but group weightings helped to offset. Again, returns across the board were negative, with companies with P/B ratios of 2.25 and below leading the decliners; stock selection in this area was good, but ultimately offset by selection in companies with P/E ratios above 6.00.

As of 9/30/08:
 Fund Characteristics1

Number of Securities	289
Avg. Market Capitalization

($Wtd. x 1,000,000)	$63,027
Portfolio Turnover

(One year trailing)	78%

Price to Earnings (P/E)	16.06

Price/Book Ratio (P/B)	3.4

Price to Cash Flow	12.43

Beta	1.03

Return on Equity	20.48%
Five-Year Earnings

Growth	30%

 Fund Overview1

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	8/15/2003	6/7/2000
Total Net Assets ($ x 1,000)	$2,904	$46,209
Ticker Symbol	REFIX	REDIX
Cusip	51855Q853	51855Q101
NAV	$8.10	$8.07

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.

8 Laudus Rosenberg U.S. Equity Funds

 Laudus Rosenberg U.S. Large Capitalization Growth Fund

Performance Summary as of 9/30/08

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	6 Months	1 Year	5 Years	Since Inception

Investor (8/15/03)	-11.76%	-21.99%	4.33%	4.30%
Select (6/7/00)	-11.71%	-21.77%	4.65%	-1.43%
Benchmark: Russell 1000® Growth Index*	-11.23%	-20.88%	3.74%	(8/15/03) 3.93%
				(6/7/00) -5.06%

Fund Expense Ratios2: Investor Shares: Net 1.14%; Gross 1.40% / Select Shares: Net 0.84%; Gross 1.02%

 Sector Weightings % of Investments3

Information Technology	28.2%

Industrials	15.2%

Energy	15.1%

Health Care	13.5%

Consumer Staples	11.9%

Consumer Discretionary	6.5%

Materials	5.4%

Financials	2.9%

Utilities	1.1%

Telecommunication Services	0.2%

Total	100.0%

 Top Equity Holdings % of Net Assets3

International Business Machines Corp.	3.2%

Microsoft Corp.	3.0%

Schlumberger Ltd.	2.4%

Apple, Inc.	2.3%

Hewlett-Packard Co.	2.2%

Cisco Systems, Inc.	1.8%

Oracle Corp.	1.7%

Exxon Mobil Corp.	1.7%

The Coca-Cola Co.	1.6%

QUALCOMM, Inc.	1.5%

Total	21.4%

*	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg U.S. Equity Funds 9

Laudus Rosenberg U.S. Large Capitalization Value Fund

The Laudus Rosenberg U.S. Large Capitalization Value Fund Investor Shares returned -9.19% for the period, outperforming the benchmark Russell 1000 Value Index, which returned -11.10%. Negative returns in the fund were primarily the result of broad-based economic turmoil and volatility stemming from tightened credit amidst investors divesting away from securitized assets tied to the residential housing market. As a result of these and other factors, returns across the majority of industry groups represented in the fund were negative. Outperformance was primarily due to stock selection, particularly in the Financials sector.

On an industry group level, stock selection and weighting in Financials were the most significant performance contributors. Financial sector returns in the fund were down less than 1%, while returns for the benchmark were down over 15%. In addition, picks in Energy and Information Technology also contributed to performance. Stock selection and weighting in the Materials sector led offsetting factors.

In terms of market capitalization, weightings and stock selection both contributed to outperformance. Stock selection was particularly good among companies in the $25-50 billion range, while weighting and selection were equally good in the $100-150 billion range. In the $0-5 billion range, stock selection and weighting detracted from performance. Returns across market caps were negative with the exception of companies in the $100-150 billion range, which as a whole were up around 9%.

From a Price to Earnings (P/E) perspective, the results of weightings contributed significantly to performance, while stock selection detracted. The fund benefitted from being underweight stocks with negative P/E ratios, which experienced declines in value of around 15% on the balance, compared to the benchmark where returns were down more than 35% on average. Weightings also helped in the 0-12.5 P/E range, but were more than offset by stock selection in this category. In general, the fund is most heavily weighted toward stocks between a 0-25 P/E ratio.

When looking at the Price to Book (P/B) ratio, both stock selection and weighting benefitted the fund. Although returns were negative across all P/B ratios, the fund’s stock selection and weighting in companies with a P/B ratio of 1.50 or below were particularly good relative to the benchmark; this was also true for companies with a P/B ratio of 1.50-2.25. The fund’s selection in companies with P/B ratios of 2.25-3.00 led offsetting factors.

As of 9/30/08:
 Fund Characteristics1

Number of Securities	176
Avg. Market Capitalization

($Wtd. x 1,000,000)	$84,453
Portfolio Turnover

(One year trailing)	53%

Price to Earnings (P/E)	12.07

Price/Book Ratio (P/B)	1.6

Price to Cash Flow	9.26

Beta	0.93

Return on Equity	14.88%
Five-Year Earnings

Growth	16%

 Fund Overview1

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	5/2/2005	5/2/2005
Total Net Assets ($ x 1,000)	$562	$6,234
Ticker Symbol	LCVJX	LLCVX
Cusip	51855Q853	51855Q101
NAV	$9.49	$9.53

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.

10 Laudus Rosenberg U.S. Equity Funds

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Performance Summary as of 9/30/08

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	6 Months	1 Year	Since Inception

Investor (5/2/05)	-9.19%	-19.03%	4.43%
Select (5/2/05)	-8.98%	-18.77%	4.75%
Benchmark: Russell 1000® Value Index*	-11.10%	-23.56%	2.09%

Fund Expense Ratios2: Investor Shares: Net 1.14%; Gross 3.28% / Select Shares: Net 0.84%; Gross 2.88%

 Sector Weightings % of Investments3

Financials	26.1%

Energy	21.5%

Health Care	10.6%

Industrials	9.8%

Consumer Staples	8.5%

Utilities	5.8%

Telecommunication Services	5.1%

Materials	4.8%

Information Technology	4.0%

Consumer Discretionary	3.8%

Total	100.0%

 Top Equity Holdings % of Net Assets3

Exxon Mobil Corp.	4.0%

Chevron Corp.	3.7%

JPMOrgan Chase & Co.	3.5%

ConocoPhillips	3.2%

Pfizer, Inc.	3.2%

General Electric Co.	3.0%

Bank of America Corp.	2.7%

Verizon Communications, Inc.	2.4%

AT&T, Inc.	2.0%

Wells Fargo & Co.	1.9%

Total	29.6%

*	Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg U.S. Equity Funds 11

Laudus Rosenberg U.S. Discovery Fund

The Laudus Rosenberg U.S. Discovery Fund Investor Shares returned -6.07% for the period, underperforming the benchmark Russell 2500 Index, which returned -5.43%. Negative returns in the fund were primarily the result of broad-based economic turmoil and volatility stemming from tightened credit amidst investors divesting away from securitized assets tied to the residential housing market. As a result of these and other factors, returns across the majority of industry groups represented in the fund were negative. Underperformance was primarily due to stock selection, particularly in Information Technology and Industrials.

On an industry group level, returns were negative with the exception of Telecomm Services and Utilities. Stock selection and weighting detracted from performance in Health Care, Industrials, and Information Technology.

In terms of market capitalization, stock selection and weightings detracted from performance. Returns across cap levels were negative except in the $5-7.5 billion range where good stock selection led to positive returns. Stock selection in all other cap levels, particularly in the $750 million to $1.5 billion range, was negative. Weightings also had a slightly negative impact overall.

From a Price to Earnings (P/E) perspective, the results of stock selection were negative, but were partially offset by weightings. Stocks with negative P/E ratios tended to do worse on the average than stocks with P/E ratios above 0. Selection in the 0-12.5 P/E range detracted from performance. In general, the fund is weighted toward companies with P/E ratios below 25.

When looking at Price to Book (P/B) ratios, stock selection again was the detracting factor. The bulk of the underperformance resulted from selection among companies with P/B ratios below 1.25. Weightings across all P/B ratios helped to offset the results of stock selection.

As of 9/30/08:
 Fund Characteristics1

Number of Securities	723
Avg. Market Capitalization

($Wtd. x 1,000,000)	$2,026
Portfolio Turnover

(One year trailing)	98%

Price to Earnings (P/E)	25.52

Price/Book Ratio (P/B)	1.4

Price to Cash Flow	10.36

Beta	1.21

Return on Equity	5.76%
Five-Year Earnings

Growth	20%

 Fund Overview1

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	10/3/2001	9/4/2001
Total Net Assets ($ x 1,000)	$146,453	$520,924
Ticker Symbol	RDIVX	RDISX
Cusip	51855Q838	51855Q309
NAV	$15.00	$15.27

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.

12 Laudus Rosenberg U.S. Equity Funds

 Laudus Rosenberg U.S. Discovery Fund

Performance Summary as of 9/30/08

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	6 Months	1 Year	5 Years	Since Inception

Investor (10/3/01)	-6.07%	-17.80%	7.56%	9.28%
Select (9/4/01)	-5.92%	-17.54%	7.92%	8.55%
Benchmark: Russell 2500tm Index*	-5.43%	-17.99%	8.12%	(10/3/01) 8.87%
				(9/4/01) 7.02%

Fund Expense Ratios2: Investor Shares: 1.34% / Select Shares: 0.96%

 Sector Weightings % of Investments3

Information Technology	22.0%

Industrials	15.1%

Health Care	11.7%

Financials	11.5%

Energy	10.5%

Consumer Discretionary	8.6%

Materials	7.0%

Utilities	6.9%

Consumer Staples	4.9%

Telecommunication Services	1.8%

Total	100.0%

 Top Equity Holdings % of Net Assets3

FMC Corp.	1.9%

Constellation Brands, Inc., Class A	1.7%

MDU Resources Group, Inc.	1.6%

CenturyTel, Inc.	1.4%

Alliant Energy Corp.	1.3%

Invitrogen Corp.	1.3%

Hewitt Associates, Inc., Class A	1.2%

Teleflex, Inc.	1.2%

Sybase, Inc.	1.2%

Terra Industries, Inc.	1.1%

Total	13.9%

*	Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 18% of the total market capitalization of the Russell 3000® Index. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	Gross Expenses. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg U.S. Equity Funds 13

Laudus Rosenberg U.S. Small Capitalization Fund

The Laudus Rosenberg U.S. Small Capitalization Fund Investor Shares returned -4.14% for the period, underperforming the benchmark Russell 2000 Index, which returned -0.54%. Negative returns in the fund were primarily the result of broad-based economic turmoil and volatility stemming from tightened credit amidst investors divesting away from securitized assets tied to the residential housing market. As a result of these and other factors, returns across the majority of industry groups represented in the fund were negative. Underperformance was primarily due to stock selection, particularly in Financials and Health Care.

On an industry group level, returns in the fund were negative with the exception of Consumer Staples and Utilities. Stock selection and weighting in Financials and Health Care led detractors from the fund’s performance, but were partially offset by selection in Consumer Staples. Weightings in Energy and Consumer Discretionary benefitted the fund, but were mostly offset. In general, the fund is weighted toward Information Technology, Industrials and Energy.

In terms of market capitalization, returns were negative across capitalization ranges with the exception of the $1.5-3 billion range. The effects of stock selection and weighting across cap ranges were negative, particularly in the $750 million to $1.5 billion range followed by the $300-750 million range. However, good stock selection in the $1.5-3 billion range helped to offset.

From a Price to Earnings (P/E) perspective, returns were mixed across P/E ratios. Stock selection amongst companies with P/E ratios of 0-12.5 was a significant detractor, where returns were negative while the benchmark return in that range was slightly positive. The effects of weighting slightly offset the effects of stock selection.

When looking at Price to Book (P/B) ratios, returns were mixed. In general, the fund was weighted toward companies with low price to book ratios, which tended to do better than companies with higher P/B ratios. However, stock selection in companies with P/B ratios below 1.25 detracted meaningfully from performance.

As of 9/30/08:
 Fund Characteristics1

Number of Securities	510
Avg. Market Capitalization

($Wtd. x 1,000,000)	$950
Portfolio Turnover

(One year trailing)	90%

Price to Earnings (P/E)	23.55

Price/Book Ratio (P/B)	1.4

Price to Cash Flow	14.32

Beta	1.21

Return on Equity	5.12%
Five-Year Earnings

Growth	16%

 Fund Overview1

	Investor Shares	Select Shares	Adviser Shares

Initial Investment	$100	$50,000	$100,000
Inception Date	10/22/1996	2/22/1989	1/21/1997
Total Net Assets ($ x 1,000)	$166,557	$307,940	$25,690
Ticker Symbol	BRSCX	USCIX	LIFUX
Cusip	51855Q820	51855Q408	51855Q739
NAV	$8.34	$8.67	$8.45

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.

14 Laudus Rosenberg U.S. Equity Funds

 Laudus Rosenberg U.S. Small Capitalization Fund

Performance Summary as of 9/30/08

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

Performance of a Hypothetical
$100,000 Investment in Adviser Shares1

 Average Annual Total Returns1

Class and Inception Date	6 Months	1 Year	5 Years	10 Years

Investor (10/22/96)	-4.14%	-17.29%	5.97%	8.42%
Select (2/22/89)	-3.99%	-16.99%	6.32%	8.74%
Adviser (1/21/97)	-4.20%	-17.19%	6.06%	8.49%
Benchmark: Russell 2000® Index*	-0.54%	-14.48%	8.15%	7.81%

Fund Expense Ratios2: Investor Shares: 1.32% / Select Shares: 0.96% / Adviser Shares: 1.21%

 Sector Weightings % of Investments3

Information Technology	26.8%

Industrials	14.9%

Consumer Discretionary	12.1%

Financials	12.0%

Health Care	10.4%

Energy	8.7%

Materials	6.7%

Utilities	4.7%

Consumer Staples	3.4%

Telecommunication Services	0.3%

Total	100.0%

 Top Equity Holdings % of Net Assets3

Perot Systems Corp., Class A	2.1%

Regal-Beloit Corp.	2.0%

Skyworks Solutions, Inc.	1.5%

MPS Group, Inc.	1.4%

The Warnaco Group, Inc.	1.4%

Solera Holdings, Inc.	1.2%

Penn Virginia Corp.	1.2%

Liz Clairborne, Inc.	1.1%

Datascope Corp.	1.0%

Reinsurance Group of America, Inc.	1.0%

Total	13.9%

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 8% of the total market capitalization of the Russell 3000® Index. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	Gross Expenses. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg U.S. Equity Funds 15

Laudus Rosenberg Long/Short Equity Fund

The Laudus Rosenberg Long/Short Equity Fund Investor Shares returned -1.36% for the period, underperforming the benchmark 90-day T-bills, which returned 0.85%. Negative returns in the fund were primarily the result of broad-based economic turmoil and volatility stemming from tightened credit amidst investors divesting away from securitized assets tied to the residential housing market. As a result of these and other factors, returns across the majority of industry groups represented in the fund were negative. Underperformance in the fund was primarily the result of negative returns in the fund’s long position.

On an industry group level, the fund’s long positions in Information Technology, Industrials, and Materials significantly detracted from performance. On the short side, positions in Financials, Consumer Discretionary, and Energy led the contributors. From a Price to Earnings (P/E) perspective, positions in companies with negative P/E ratios and ratios between 12.5 and 17.5 helped on the short side, but detracted on the long side. In terms of Price to Book (P/B) ratio, companies with ratios of 1.25 and below and above 5.00 led contributors on the short side. Companies with ratios above 5.00 and between 1.25 and 2.00 led detractors on the long side. With regard to market capitalization, companies with market caps of $12 billion and above significantly benefitted the fund on the short side, but detracted by almost the same amount on the long side.

As of 9/30/08:
 Fund Characteristics1

	Long	Short

Number of Securities	270	240
Avg. Market Capitalization ($Wtd. x 1,000,000)	42,565	38,512
Portfolio Turnover (One year trailing)	62%	217%
Price to Earnings (P/E)	19.64	69.49
Price to Book (P/B)	1.63	2.54
Price to Cash Flow	7.23	19.11
Beta	1.1	1.14
Return on Equity	9.00%	10.43%
Five-Year Earnings Growth	18.18%	19.72%

 Fund Overview1

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	12/18/1997	12/16/1997
Total Net Assets ($ x 1,000)	$10,726	$122,704
Ticker Symbol	BRMIX	BMNIX
Cusip	51855Q838	51855Q309
NAV	$10.16	$10.25

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.

16 Laudus Rosenberg U.S. Equity Funds

 Laudus Rosenberg Long/Short Equity Fund

Performance Summary as of 9/30/08

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	6 Months	1 Year	5 Years	10 Years

Investor (12/18/97)	-1.36%	-0.39%	2.38%	1.90%
Select (12/16/97)	-1.16%	-0.08%	2.72%	2.23%
Benchmark: 90-day T-bills	0.85%	2.35%	3.24%	3.46%

Fund Expense Ratios2: Investor Shares: Net 1.89%; Gross 3.30% / Select Shares: Net 1.69%; Gross 3.09%

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Excludes dividend expense on securities sold short. Gross Expenses. Reflects the total annual fund operating expenses. Also, includes dividend expense on securities sold short. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Laudus Rosenberg U.S. Equity Funds 17

Performance Summary as of 9/30/08

Long Equity Positions

 Sector Weightings % of Investments1

Financials	17.9%

Health Care	17.1%

Information Technology	16.4%

Industrials	9.8%

Consumer Discretionary	8.9%

Materials	7.4%

Telecommunication Services	7.2%

Energy	6.7%

Consumer Staples	5.2%

Utilities	3.4%

Total	100.0%

 Top Equity Holdings % of Net Assets1

Pfizer, Inc.	3.8%

Verizon Communications, Inc.	3.7%

AT&T, Inc.	3.3%

Bank of America Corp.	3.3%

JPMorgan Chase & Co.	3.1%

Bristol-Myers Squibb Co.	2.9%

Time Warner, Inc.	2.5%

Wells Fargo & Co.	2.2%

ConocoPhillips	2.1%

U.S. Bancorp	1.8%

Total	28.7%

Short Equity Positions

 Sector Weightings % of Short Positions1

Information Technology	21.6%

Health Care	20.0%

Consumer Discretionary	12.2%

Financials	10.9%

Consumer Staples	10.7%

Industrials	10.2%

Energy	5.8%

Utilities	4.0%

Telecommunication Services	3.1%

Materials	1.5%

Total	100.0%

 Top Equity Holdings % of Net Assets1

Cisco Systems, Inc.	3.4%

The Procter & Gamble Co.	3.4%

Intel Corp.	3.4%

Google, Inc., Class A	3.2%

Abbott Laboratories	3.2%

Medtronic, Inc.	2.6%

Comcast Corp., Class A	2.2%

Vertex Pharmaceuticals, Inc.	2.1%

Kraft Foods, Inc., Class A	2.0%

United Parcel Service, Inc., Class B	1.9%

Total	27.4%

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.

18 Laudus Rosenberg U.S. Equity Funds

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for period beginning April 1, 2008 and held through September 30, 2008.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 4/1/08	at 9/30/08	4/1/08 - 9/30/08

Laudus Rosenberg U.S. Large Capitalization Fund
Investor Shares
Actual Return	1.15%	$1,000	$897.90	$5.47
Hypothetical 5% Return	1.15%	$1,000	$1,019.30	$5.82
Select Shares
Actual Return	0.85%	$1,000	$898.80	$4.05
Hypothetical 5% Return	0.85%	$1,000	$1,020.81	$4.31

Laudus Rosenberg U.S. Large Capitalization Growth Fund
Investor Shares
Actual Return	1.15%	$1,000	$882.40	$5.43
Hypothetical 5% Return	1.15%	$1,000	$1,019.30	$5.82
Select Shares
Actual Return	0.86%	$1,000	$882.90	$4.06
Hypothetical 5% Return	0.86%	$1,000	$1,020.76	$4.36

Laudus Rosenberg U.S. Large Capitalization Value Fund
Investor Shares
Actual Return	1.14%	$1,000	$908.10	$5.45
Hypothetical 5% Return	1.14%	$1,000	$1,019.35	$5.77
Select Shares
Actual Return	0.84%	$1,000	$910.20	$4.02
Hypothetical 5% Return	0.84%	$1,000	$1,020.86	$4.26

Laudus Rosenberg U.S. Discovery Fund
Investor Shares
Actual Return	1.31%	$1,000	$939.30	$6.37
Hypothetical 5% Return	1.31%	$1,000	$1,018.50	$6.63
Select Shares
Actual Return	0.97%	$1,000	$940.80	$4.72
Hypothetical 5% Return	0.97%	$1,000	$1,020.21	$4.91

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provide in Financial Highlights.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days of the period, and divided by 365 days of the fiscal year.

Laudus Rosenberg U.S. Equity Funds 19

Fund Expenses (Unaudited) continued

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 4/1/08	at 9/30/08	4/1/08 - 9/30/08

Laudus Rosenberg U.S. Small Capitalization Fund
Investor Shares
Actual Return	1.28%	$1,000	$958.60	$6.28
Hypothetical 5% Return	1.28%	$1,000	$1,018.65	$6.48
Select Shares
Actual Return	0.98%	$1,000	$960.10	$4.82
Hypothetical 5% Return	0.98%	$1,000	$1,020.16	$4.96
Adviser Shares
Actual Return	1.20%	$1,000	$958.00	$5.89
Hypothetical 5% Return	1.20%	$1,000	$1,019.05	$6.07

Laudus Rosenberg Long/Short Equity Fund
Investor Shares
Actual Return	3.74%	$1,000	$986.40	$18.62
Hypothetical 5% Return	3.74%	$1,000	$1,006.32	$18.81
Select Shares
Actual Return	3.47%	$1,000	$988.40	$17.30
Hypothetical 5% Return	3.47%	$1,000	$1,007.67	$17.46

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provide in Financial Highlights.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days of the period, and divided by 365 days of the fiscal year.

20 Laudus Rosenberg U.S. Equity Funds

Laudus Rosenberg U.S. Large Capitalization Fund

Financial Statements

Financial Highlights

	4/1/08-		4/1/07-	4/1/06-	4/1/05-	4/1/04-	4/1/03-
Investor Shares	9/30/08*		3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	10.38		13.21	12.36	11.81	10.96	8.31

Income (loss) from investment operations:
Net investment income (loss)	0.04	[1]	0.06 [1]	0.07 [1]	0.06 [1]	0.08 [1]	0.02 [1]
Net realized and unrealized gains (losses)	(1.10)		(0.72)	1.25	1.63	0.93	2.63

Total from investment operations	(1.06)		(0.66)	1.32	1.69	1.01	2.65
Less distributions:
Distributions from net investment income	—		(0.06)	(0.05)	(0.07)	(0.07)	—
Distributions from net realized gains	—		(2.11)	(0.42)	(1.07)	(0.09)	—

Total distributions	—		(2.17)	(0.47)	(1.14)	(0.16)	—

Net asset value at end of period	9.32		10.38	13.21	12.36	11.81	10.96

Total return (%)	(10.21)[2]		(6.61)	10.69	14.57	9.22	31.89

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.15	[3]	1.31 [4]	1.30 [4]	1.33	1.35	1.25
Gross operating expenses	1.32	[3]	1.40	1.38	1.52	1.58	1.51
Net investment income (loss)	0.81	[3]	0.45	0.52	0.50	0.69	0.24
Portfolio turnover rate	71	[2]	166	144	144	128	142
Net assets, end of period ($ x 1,000)	7,767		9,017	10,074	10,026	2,786	590

	4/1/08-		4/1/07-	4/1/06-	4/1/05-	4/1/04-	4/1/03-
Select Shares	9/30/08*,5		3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	10.38		13.21	12.35	11.79	10.92	8.28

Income (loss) from investment operations:
Net investment income (loss)	0.06	[1]	0.10 [1]	0.10 [1]	0.10 [1]	0.11 [1]	(0.06)[1]
Net realized and unrealized gains (losses)	(1.11)		(0.71)	1.27	1.62	0.94	2.62

Total from investment operations	(1.05)		(0.61)	1.37	1.72	1.05	2.68
Less distributions:
Distributions from net investment income	—		(0.11)	(0.09)	(0.09)	(0.09)	(0.04)
Distributions from net realized gains	—		(2.11)	(0.42)	(1.07)	(0.09)	—

Total distributions	—		(2.22)	(0.51)	(1.16)	(0.18)	(0.04)

Net asset value at end of period	9.33		10.38	13.21	12.35	11.79	10.92

Total return (%)	(10.12)[2]		(6.30)	11.10	14.90	9.66	32.33

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.85	[3]	1.00 [6]	1.00 [6]	1.01	0.99	1.00
Gross operating expenses	0.94	[3]	1.01	1.01	1.14	1.23	1.47
Net investment income (loss)	1.12	[3]	0.77	0.81	0.80	0.96	0.62
Portfolio turnover rate	71	[2]	166	144	144	128	142
Net assets, end of period ($ x 1,000)	78,727		83,783	94,921	54,296	44,559	44,301

* Unaudited
1 Calculated based on the average shares oustanding during the period.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.29%, if interest expenses had not been included.
5 Effective July 31, 2008, the Institutional Shares became Select Shares.
6 The ratio of net operating expenses would have been .99%, if interest expenses had not been included.

See financial notes 21

 Laudus Rosenberg U.S. Large Capitalization Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

98.7%		Common Stock	92,591,042	85,367,544
1.8%		Short-Term Investment	1,597,000	1,597,000

100.5%		Total Investments	94,188,042	86,964,544
(0	.5)%	Other Assets and Liabilities, Net		(470,128)

100.0%		Net Assets		86,494,416

	Number	Value
Security	of Shares	($)

Common Stock 98.7% of net assets

Automobiles & Components 0.0%
Johnson Controls, Inc.	50	1,516

Banks 2.6%
Hudson City Bancorp, Inc.	11,300	208,485
M&T Bank Corp.	510	45,518
Regions Financial Corp.	32,962	316,435
SunTrust Banks, Inc.	708	31,853
U.S. Bancorp	22,260	801,805
Wells Fargo & Co.	22,500	844,425

		2,248,521

Capital Goods 9.2%
3M Co.	320	21,859
Armstrong World Industries, Inc.	690	19,941
Crane Co.	3,790	112,601
Cummins, Inc.	15,612	682,557
Dover Corp.	14,100	571,755
First Solar, Inc. *	2,920	551,617
General Dynamics Corp.	80	5,890
General Electric Co.	20,300	517,650
Honeywell International, Inc.	25,463	1,057,988
Lockheed Martin Corp.	17,158	1,881,718
Northrop Grumman Corp.	20,700	1,253,178
SPX Corp.	4,160	320,320
SunPower Corp., Class B *	1,072	74,022
The Manitowoc Co., Inc.	9,350	145,392
The Shaw Group, Inc. *	5,409	166,218
The Timken Co.	6,949	197,004
W.W. Grainger, Inc.	4,051	352,315

		7,932,025

Commercial & Professional Supplies 0.8%
Allied Waste Industries, Inc. *	20,530	228,088
Manpower, Inc.	1,280	55,245
R.R. Donnelley & Sons Co.	17,100	419,463

		702,796

Consumer Durables & Apparel 0.1%
The Warnaco Group, Inc. *	2,110	95,562

Consumer Services 0.6%
H&R Block, Inc.	21,900	498,225

Diversified Financials 5.0%
American Express Co.	7,520	266,434
Bank of America Corp.	36,750	1,286,250
Citigroup, Inc.	41,300	847,063
JPMorgan Chase & Co.	30,573	1,427,759
Morgan Stanley	6,870	158,010
The Goldman Sachs Group, Inc.	2,730	349,440

		4,334,956

Energy 17.1%
Apache Corp.	20	2,086
Cameron International Corp. *	110	4,239
Chevron Corp.	30,670	2,529,662
Cimarex Energy Co.	6,300	308,133
ConocoPhillips	33,300	2,439,225
Devon Energy Corp.	3,588	327,226
Diamond Offshore Drilling, Inc.	2,360	243,222
ENSCO International, Inc.	4,000	230,520
Exxon Mobil Corp.	41,870	3,251,624
Forest Oil Corp. *	5,980	296,608
Foundation Coal Holdings, Inc.	1,160	41,273
Helix Energy Solutions Group, Inc. *	3,030	73,568
International Coal Group, Inc. *	8,720	54,413
Mariner Energy, Inc. *	6,320	129,560
Massey Energy Co.	3,880	138,400
Murphy Oil Corp.	10,000	641,400
Newfield Exploration Co. *	2,360	75,496
Noble Corp.	7,425	325,957
Occidental Petroleum Corp.	16,630	1,171,583
Oil States International, Inc. *	3,840	135,744
Overseas Shipholding Group, Inc.	250	14,578
Penn Virginia Corp.	830	44,355
Pioneer Natural Resources Co.	4,340	226,895
Plains Exploration & Production Co. *	5,750	202,170
Pride International, Inc. *	1,320	39,085
Rowan Cos., Inc.	8,340	254,787
Schlumberger Ltd.	9,124	712,493
Smith International, Inc.	4,000	234,560
Stone Energy Corp. *	1,806	76,448
Swift Energy Co. *	2,030	78,541
Teekay Corp.	3,200	84,416
Tidewater, Inc.	3,800	210,368
Unit Corp. *	2,350	117,077

22 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

W&T Offshore, Inc.	2,300	62,767

		14,778,479

Food & Staples Retailing 0.1%
CVS Caremark Corp.	1,954	65,772

Food, Beverage & Tobacco 2.6%
Altria Group, Inc.	14,960	296,806
Bunge Ltd.	8,069	509,799
Campbell Soup Co.	20	772
Constellation Brands, Inc., Class A *	25,934	556,544
Philip Morris International, Inc.	12,740	612,794
Tyson Foods, Inc., Class A	19,590	233,905

		2,210,620

Health Care Equipment & Services 2.3%
Express Scripts, Inc. *	14,400	1,063,008
Health Net, Inc. *	7,498	176,953
Hologic, Inc. *	19,500	376,935
Inverness Medical Innovations, Inc. *	5,425	162,750
Teleflex, Inc.	2,912	184,883

		1,964,529

Household & Personal Products 2.9%
Avon Products, Inc.	26,285	1,092,667
Church & Dwight Co., Inc.	90	5,588
Colgate-Palmolive Co.	4,920	370,722
Energizer Holdings, Inc. *	1,200	96,660
The Clorox Co.	5,427	340,219
The Estee Lauder Cos., Inc., Class A	8,100	404,271
The Procter & Gamble Co.	3,500	243,915

		2,554,042

Insurance 7.1%
Aon Corp.	18,761	843,494
Assurant, Inc.	8,180	449,900
CNA Financial Corp.	4,690	123,066
Everest Re Group Ltd.	4,700	406,691
MetLife, Inc.	25,978	1,454,768
Prudential Financial, Inc.	22,646	1,630,512
Reinsurance Group of America, Inc., Class A	1,410	76,140
The Hartford Financial Services Group, Inc.	13,285	544,552
Unum Group	25,540	641,054

		6,170,177

Materials 9.3%
Ashland, Inc.	4,460	130,410
Cabot Corp.	4,870	154,769
Celanese Corp., Series A	6,530	182,252
CF Industries Holdings, Inc.	4,300	393,278
Chemtura Corp.	7,243	33,028
Cleveland-Cliffs, Inc.	6,527	345,539
Cytec Industries, Inc.	3,350	130,349
Eastman Chemical Co.	5,800	319,348
FMC Corp.	4,267	219,281
Hercules, Inc.	7,527	148,959
International Paper Co.	28,951	757,937
Monsanto Co.	23,100	2,286,438
Nalco Holding Co.	10,308	191,110
Olin Corp.	4,780	92,732
PPG Industries, Inc.	11,290	658,433
Rockwood Holdings, Inc. *	2,277	58,428
RPM International, Inc.	8,420	162,843
Terra Industries, Inc.	7,392	217,325
The Mosaic Co.	10,697	727,610
The Scotts Miracle-Gro Co., Class A	1,240	29,314
The Valspar Corp.	7,520	167,621
United States Steel Corp.	7,900	613,119

		8,020,123

Media 3.6%
CBS Corp., Class B	55,900	815,022
DISH Network Corp., Class A *	15,245	320,145
Time Warner, Inc.	151,400	1,984,854

		3,120,021

Pharmaceuticals & Biotechnology 9.0%
Amgen, Inc. *	4,832	286,393
Biogen Idec, Inc. *	2,390	120,193
Bristol-Myers Squibb Co.	88,800	1,851,480
Cephalon, Inc. *	5,041	390,627
Gilead Sciences, Inc. *	16,900	770,302
Invitrogen Corp. *	7,000	264,600
Johnson & Johnson	2,270	157,266
Mylan, Inc. *	1,210	13,818
Pfizer, Inc.	190,110	3,505,628
Waters Corp. *	6,966	405,282

		7,765,589

Real Estate 0.9%
Boston Properties, Inc.	900	84,294
Douglas Emmett, Inc.	8,200	189,174
HRPT Properties Trust	16,600	114,374
ProLogis	2,200	90,794
Public Storage	900	89,109
Simon Property Group, Inc.	1,680	162,960
Vornado Realty Trust	1,000	90,950

		821,655

Retailing 1.0%
AutoZone, Inc. *	3,368	415,409
Expedia, Inc. *	15,600	235,716
Limited Brands, Inc.	10,840	187,749
The TJX Cos., Inc.	480	14,650

		853,524

Semiconductors & Semiconductor Equipment 0.6%
Cypress Semiconductor Corp. *	3,910	20,410
LSI Corp. *	48,600	260,496

See financial notes 23

 Laudus Rosenberg U.S. Large Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Micron Technology, Inc. *	59,600	241,380

		522,286

Software & Services 6.9%
Accenture Ltd., Class A	14,690	558,220
Affiliated Computer Services, Inc., Class A *	100	5,063
Amdocs Ltd. *	13,821	378,419
BMC Software, Inc. *	510	14,601
CA, Inc.	28,300	564,868
Computer Sciences Corp. *	12,100	486,299
Hewitt Associates, Inc., Class A *	7,050	256,902
IAC/InterActiveCorp *	7,250	125,425
Intuit, Inc. *	23,230	734,300
Microsoft Corp.	9,970	266,099
Novell, Inc. *	28,100	144,434
Oracle Corp. *	97,829	1,986,907
Solera Holdings, Inc. *	3,500	100,520
VeriSign, Inc. *	13,717	357,740

		5,979,797

Technology Hardware & Equipment 6.0%
Agilent Technologies, Inc. *	23,490	696,713
Amphenol Corp., Class A	833	33,437
Apple, Inc. *	80	9,093
Harris Corp.	9,420	435,204
Hewlett-Packard Co.	9,164	423,743
International Business Machines Corp.	30,503	3,567,631
Sun Microsystems, Inc. *	8,908	67,701

		5,233,522

Telecommunication Services 5.3%
AT&T, Inc.	51,220	1,430,062
Verizon Communications, Inc.	99,533	3,194,014

		4,624,076

Transportation 1.9%
Genco Shipping & Trading Ltd.	1,460	48,530
Union Pacific Corp.	21,960	1,562,674
UTI Worldwide, Inc.	690	11,744

		1,622,948

Utilities 3.8%
CMS Energy Corp.	16,790	209,371
DTE Energy Co.	11,192	449,023
MDU Resources Group, Inc.	12,920	374,680
NiSource, Inc.	19,716	291,008
ONEOK, Inc.	3,783	130,135
Pepco Holdings, Inc.	14,787	338,770
PG&E Corp.	24,570	920,147
The AES Corp. *	45,650	533,649

		3,246,783

Total Common Stock (Cost $92,591,042)		85,367,544

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 1.8% of net assets

Repurchase Agreement 1.8%
Fixed Income Clearing Corp. dated 09/30/08, due 10/01/08 at 1.20%, with a maturity value of $1,597,053 (fully collateralized by Federal National Mortgage Association with a value of $1,629,995).	1,597,000	1,597,000

Total Short-Term Investment (Cost $1,597,000)		1,597,000

End of Investments.

At 09/30/08, the tax basis cost of the fund’s investments was $94,606,518 and the unrealized appreciation and depreciation were $3,599,991 and ($11,241,965), respectively, with a net unrealized depreciation of ($7,641,974).

*	Non-income producing security.

24 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value (cost $94,188,042)		$86,964,544
Cash		234
Receivables:
Investments sold		3,197,445
Fund shares sold		319,780
Dividends		110,046
Interest		53
Prepaid expenses	+	5,353

Total assets		90,597,455

Liabilities
Payables:
Investments bought		3,769,915
Investment adviser fees		4,400
Fund shares redeemed		277,813
Distribution and shareholder services fees		4,269
Accrued expenses	+	46,642

Total liabilities		4,103,039

Net Assets
Total assets		90,597,455
Total liabilities	−	4,103,039

Net assets		$86,494,416
Net Assets by Source
Capital received from investors		98,858,028
Net investment income not yet distributed		757,670
Net realized capital losses		(5,897,784)
Net unrealized capital losses		(7,223,498)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$7,767,089		833,417		$9.32
Select Shares	$78,727,327		8,440,414		$9.33

See financial notes 25

 Laudus Rosenberg U.S. Large Capitalization Fund

Statement of
Operations
For April 1, 2008 through September 30, 2008; unaudited.

Investment Income
Dividends		$952,316
Interest	+	8,909

Total Investment Income		961,225

Net Realized Gains and Losses
Net realized losses on investments		(2,005,352)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(8,306,293)

Expenses
Investment adviser fees		366,961
Accounting and administration fees		21,960
Professional fees		20,058
Transfer agent fees		12,531
Registration fees		12,280
Distribution and shareholder services fees (Investor Shares)		11,968
Custodian fees		11,215
Shareholder reports		7,503
Sub-Accounting fees (Investor Shares)		6,182
Trustees’ fees		3,692
Interest expense		189
Other expenses	+	4,360

Total expenses		478,899
Expense reduction by adviser	−	50,592
Custody credits	−	19

Net expenses		428,288

Increase (Decrease) in Net Assets from Operations
Total investment income		961,225
Net expenses	−	428,288

Net investment income		532,937
Net realized losses		(2,005,352)
Net unrealized losses	+	(8,306,293)

Decrease in net assets from operations		($9,778,708)

26 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Fund

Statements of
Changes in Net Assets
For the current and prior report periods.
Figures for the current period are unaudited.

Operations

		4/1/08-9/30/08	4/1/07-3/31/08
Net investment income		$532,937	$776,494
Net realized gains (losses)		(2,005,352)	5,283,353
Net unrealized losses	+	(8,306,293)	(11,039,541)

Decrease in net assets from operations		(9,778,708)	(4,979,694)

Distributions to Shareholders [1]
Distributions from net investment income
Investor Shares		—	(45,709)
Select Shares	+	—	(668,782)

Total distributions from net investment income		—	(714,491)

Distributions from net realized gains
Investor Shares		—	(1,538,942)
Select Shares	+	—	(13,458,529)

Total distributions from net realized gains		—	(14,997,471)

Total distributions		$-	($15,711,962)

Transactions in Fund Shares [1]

		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		152,625	$1,643,505	203,845	$2,518,064
Select Shares	+	1,405,286	14,754,363	3,800,104	48,736,304

Total shares sold		1,557,911	$16,397,868	4,003,949	$51,254,368

Shares Reinvested
Investor Shares		—	$-	131,106	$1,511,650
Select Shares	+	—	—	1,136,301	13,078,824

Total shares reinvested		—	$-	1,267,407	$14,590,474

Shares Redeemed
Investor Shares		(187,530)	($1,996,747)	(228,959)	($2,884,976)
Select Shares	+	(1,038,457)	(10,928,288)	(4,050,690)	(54,462,466)

Total shares redeemed		(1,225,987)	($12,925,035)	(4,279,649)	($57,347,442)

Net transactions in fund shares		331,924	$3,472,833	991,707	$8,497,400

Shares Outstanding and Net Assets
		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,941,907	$92,800,291	7,950,200	$104,994,547
Total increase or decrease	+	331,924	(6,305,875)	991,707	(12,194,256)

End of period		9,273,831	$86,494,416	8,941,907	$92,800,291

Net investment income not yet distributed			$757,670		$224,733

[1]	Effective July 31, 2008, the Institutional Shares became Select Shares.

See financial notes 27

Laudus Rosenberg U.S. Large Capitalization Growth Fund

Financial Statements

Financial Highlights

	4/1/08-		4/1/07	4/1/06-	4/1/05-	4/1/04-	8/15/03[1]-
Investor Shares	9/30/08*		3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	9.18		9.83	9.33	8.15	7.92	6.95

Income (loss) from investment operations:
Net investment income (loss)	0.00	[2,3]	(0.02)[2]	0.00 [2,3]	(0.01)[2]	0.02 [2]	0.09	[2]
Net realized and unrealized gains (losses)	(1.08)		(0.05)	0.50	1.19	0.23	0.92

Total from investment operations	(1.08)		(0.07)	0.50	1.18	0.25	1.01
Less distributions:
Distributions from net investment income	—		—	—	—	(0.02)	(0.04)
Distributions from net realized gains	—		(0.58)	—	—	—	—

Total distributions	—		(0.58)	—	—	(0.02)	(0.04)

Net asset value at end of period	8.10		9.18	9.83	9.33	8.15	7.92

Total return (%)	(11.76)[4]		(1.25)	5.36	14.48	3.14	14.50	[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.15	[5]	1.30 [6]	1.29	1.33	1.32	1.11	[5]
Gross operating expenses	1.41	[5]	1.40	1.43	1.91	2.68	2.72	[5]
Net investment income (loss)	0.05	[5]	(0.17)	(0.01)	(0.12)	0.21	1.12	[5]
Portfolio turnover rate	36	[4]	85	71	79	78	177	[4]
Net assets, end of period ($ x 1,000)	2,904		2,804	2,242	1,810	1,894	1,479

	4/1/08-		4/1/07	4/1/06-	4/1/05-	4/1/04-	4/1/03-
Select Shares	9/30/08*,7		3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	9.14		9.76	9.26	8.07	7.84	5.95

Income (loss) from investment operations:
Net investment income (loss)	0.02	[2]	0.01 [2]	0.03 [2]	0.02 [2]	0.04 [2]	0.06 [2]
Net realized and unrealized gains (losses)	(1.09)		(0.03)	0.49	1.18	0.23	1.89

Total from investment operations	(1.07)		(0.02)	0.52	1.20	0.27	1.95
Less distributions:
Distributions from net investment income	—		(0.02)	(0.02)	(0.01)	(0.04)	(0.06)
Distributions from net realized gains	—		(0.58)	—	—	—	—

Total distributions	—		(0.60)	(0.02)	(0.01)	(0.04)	(0.06)

Net asset value at end of period	8.07		9.14	9.76	9.26	8.07	7.84

Total return (%)	(11.71)[4]		(0.78)	5.62	14.85	3.42	32.84

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.86	[5,8]	1.00 [8]	0.99	0.99	0.99	0.80
Gross operating expenses	1.04	[5]	1.02	1.05	1.34	2.34	2.59
Net investment income (loss)	0.34	[5]	0.10	0.30	0.27	0.53	0.80
Portfolio turnover rate	36	[4]	85	71	79	78	177
Net assets, end of period ($ x 1,000)	46,209		52,681	75,481	44,426	5,056	5,006

* Unaudited.
1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Amount less than $0.005
4 Not annualized.
5 Annualized.
6 The ratio of net operating expenses for period ending 03/31/08 would have been 1.29% if interest expense had not been included.
7 Effective July 31,2008, the Institutional Shares became Select Shares.
8 The ratio of net operating expenses for period ending 03/31/08 and 09/30/08 would have been 0.99% and 0.85% respectively, if interest expense had not been included.

28 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Growth Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

98.9%		Common Stock	48,334,176	48,577,285
1.2%		Short-Term Investment	595,000	595,000

100.1%		Total Investments	48,929,176	49,172,285
9.4%		Collateral for Securities on Loan	4,617,351	4,617,351
(9	.5)%	Other Assets and Liabilities, Net		(4,676,015)

100.0%		Net Assets		49,113,621

	Number	Value
Security	of Shares	($)

Common Stock 98.9% of net assets

Automobiles & Components 0.2%
Johnson Controls, Inc.	3,000	90,990

Banks 0.2%
Hudson City Bancorp, Inc. (a)	4,700	86,715

Capital Goods 11.4%
3M Co. (a)	4,660	318,325
Aecom Technology Corp. *	2,800	68,432
AGCO Corp. (a) *	2,510	106,951
Alliant Techsystems, Inc. (a) *	770	72,334
AMETEK, Inc.	2,860	116,602
Caterpillar, Inc. (a)	4,000	238,400
Cooper Industries Ltd., Class A (a)	210	8,390
Cummins, Inc.	4,600	201,112
Danaher Corp.	1,300	90,220
Deere & Co.	6,128	303,336
Donaldson Co., Inc. (a)	1,780	74,600
Dover Corp.	3,200	129,760
Emerson Electric Co.	7,960	324,688
First Solar, Inc. *	819	154,717
Flowserve Corp.	140	12,428
Fluor Corp.	3,000	167,100
General Dynamics Corp. (a)	1,100	80,982
Honeywell International, Inc.	8,730	362,731
Jacobs Engineering Group, Inc. (a) *	2,070	112,422
Joy Global, Inc. (a)	1,747	78,860
Kennametal, Inc.	700	18,984
L-3 Communications Holdings, Inc.	1,700	167,144
Lennox International, Inc.	1,800	59,886
Lockheed Martin Corp.	5,950	652,536
Northrop Grumman Corp.	1,550	93,837
PACCAR, Inc. (a)	2,340	89,365
Pall Corp.	90	3,095
Parker Hannifin Corp.	1,620	85,860
Precision Castparts Corp.	900	70,902
Raytheon Co. (a)	2,800	149,828
Rockwell Automation, Inc. (a)	2,670	99,698
SPX Corp. (a)	1,100	84,700
SunPower Corp., Class B *	959	66,219
The Boeing Co.	4,600	263,810
The Manitowoc Co., Inc. (a)	4,000	62,200
The Shaw Group, Inc. *	1,800	55,314
The Timken Co.	107	3,033
The Toro Co. (a)	1,700	70,210
Tyco International Ltd.	4,600	161,092
United Technologies Corp.	3,500	210,210
W.W. Grainger, Inc.	1,390	120,888

		5,611,201

Commercial & Professional Supplies 0.3%
Allied Waste Industries, Inc. *	4,000	44,440
Manpower, Inc. (a)	200	8,632
Waste Management, Inc.	2,700	85,023

		138,095

Consumer Durables & Apparel 0.8%
NIKE, Inc., Class B	5,210	348,549
The Stanley Works (a)	900	37,566

		386,115

Consumer Services 1.7%
CBRL Group, Inc. (a)	800	21,040
H&R Block, Inc. (a)	2,112	48,048
McDonald’s Corp.	6,600	407,220
Yum! Brands, Inc.	10,600	345,666

		821,974

Diversified Financials 1.6%
American Express Co.	5,700	201,951
BlackRock, Inc. (a)	660	128,370
Northern Trust Corp.	3,381	244,108
State Street Corp.	2,090	118,879
T. Rowe Price Group, Inc. (a)	1,500	80,565

		773,873

Energy 14.9%
Arch Coal, Inc. (a)	2,530	83,212
Atwood Oceanics, Inc. (a) *	1,900	69,160
Baker Hughes, Inc.	4,520	273,641
Cabot Oil & Gas Corp.	1,800	65,052
Cameron International Corp. *	4,540	174,972
Continental Resources, Inc. (a) *	1,800	70,614
Denbury Resources, Inc. (a) *	4,700	89,488
Diamond Offshore Drilling, Inc. (a)	1,650	170,049
Encore Acquisition Co. *	600	25,068

See financial notes 29

 Laudus Rosenberg U.S. Large Capitalization Growth Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

ENSCO International, Inc.	3,220	185,569
EOG Resources, Inc.	1,200	107,352
Exxon Mobil Corp.	10,980	852,707
FMC Technologies, Inc. *	2,500	116,375
Foundation Coal Holdings, Inc.	1,500	53,370
Global Industries Ltd. (a) *	3,200	22,208
Halliburton Co.	11,600	375,724
Helix Energy Solutions Group, Inc. (a) *	200	4,856
Hess Corp. (a)	2,000	164,160
Mariner Energy, Inc. (a) *	2,500	51,250
Massey Energy Co. (a)	2,310	82,398
Murphy Oil Corp. (a)	3,400	218,076
National-Oilwell Varco, Inc. *	2,500	125,575
Noble Corp.	5,380	236,182
Noble Energy (a)	480	26,683
Occidental Petroleum Corp. (a)	8,461	596,077
Oil States International, Inc. (a) *	1,250	44,188
Patterson-UTI Energy, Inc. (a)	3,075	61,562
Peabody Energy Corp. (a)	1,600	72,000
Petrohawk Energy Corp. (a) *	4,000	86,520
Plains Exploration & Production Co. *	2,496	87,759
Pride International, Inc. *	3,530	104,523
Rowan Cos., Inc. (a)	2,720	83,096
SandRidge Energy, Inc. (a) *	3,000	58,800
Schlumberger Ltd. (a)	14,800	1,155,732
SEACOR Holdings, Inc. (a) *	200	15,790
Smith International, Inc. (a)	4,700	275,608
Southwestern Energy Co. *	5,800	177,132
St. Mary Land & Exploration Co. (a)	1,100	39,215
Superior Energy Services, Inc. *	2,246	69,940
TETRA Technologies, Inc. *	3,000	41,550
The Williams Cos., Inc.	6,550	154,907
Tidewater, Inc.	200	11,072
Transocean, Inc. (a) *	1,979	217,373
Unit Corp. *	1,200	59,784
W&T Offshore, Inc. (a)	1,170	31,929
Walter Industries, Inc.	1,400	66,430
Weatherford International Ltd. (a) *	4,200	105,588
Whiting Petroleum Corp. *	1,080	76,961

		7,337,277

Food & Staples Retailing 3.0%
Costco Wholesale Corp. (a)	2,330	151,287
CVS Caremark Corp.	10,320	347,371
Sysco Corp. (a)	3,400	104,822
Wal-Mart Stores, Inc.	12,190	730,059
Walgreen Co.	5,300	164,088

		1,497,627

Food, Beverage & Tobacco 5.2%
Altria Group, Inc.	10,100	200,384
Campbell Soup Co.	260	10,036
Dean Foods Co. (a) *	1,650	38,544
H.J. Heinz Co.	3,200	159,904
Kellogg Co. (a)	2,800	157,080
PepsiCo, Inc.	9,600	684,192
Philip Morris International, Inc.	7,700	370,370
The Coca-Cola Co.	15,023	794,416
The Pepsi Bottling Group, Inc.	1,700	49,589
UST, Inc. (a)	1,700	113,118

		2,577,633

Health Care Equipment & Services 5.2%
Aetna, Inc.	2,300	83,053
Baxter International, Inc.	7,000	459,410
Beckman Coulter, Inc.	1,260	89,447
Becton, Dickinson & Co.	3,900	313,014
Cardinal Health, Inc.	1,978	97,476
Edwards Lifesciences Corp. (a) *	1,700	98,192
Express Scripts, Inc. (a) *	4,400	324,808
Health Net, Inc. *	180	4,248
Intuitive Surgical, Inc. *	900	216,882
Medco Health Solutions, Inc. *	3,100	139,500
Medtronic, Inc.	7,100	355,710
St. Jude Medical, Inc. *	3,100	134,819
Stryker Corp. (a)	1,700	105,910
Varian Medical Systems, Inc. *	2,400	137,112

		2,559,581

Household & Personal Products 3.5%
Avon Products, Inc.	6,900	286,833
Church & Dwight Co., Inc. (a)	1,600	99,344
Colgate-Palmolive Co.	6,120	461,142
Energizer Holdings, Inc. (a) *	1,130	91,022
Herbalife Ltd. (a)	2,000	79,040
The Clorox Co. (a)	1,300	81,497
The Estee Lauder Cos., Inc., Class A	2,000	99,820
The Procter & Gamble Co.	7,500	522,675

		1,721,373

Insurance 0.7%
Aflac, Inc.	2,800	164,500
CNA Financial Corp.	1,000	26,240
Prudential Financial, Inc.	2,333	167,976

		358,716

Materials 5.3%
Air Products & Chemicals, Inc.	1,130	77,394
Albemarle Corp.	2,340	72,166
Alcoa, Inc.	3,900	88,062
Cabot Corp. (a)	1,700	54,026
Carpenter Technology Corp.	76	1,949
Celanese Corp., Series A	2,554	71,282
CF Industries Holdings, Inc.	1,100	100,606
Chemtura Corp.	300	1,368
Cleveland-Cliffs, Inc.	2,800	148,232
Domtar Corp. (a) *	790	3,634
FMC Corp.	1,100	56,529
International Flavors & Fragrances, Inc. (a)	2,300	90,758
Monsanto Co.	6,500	643,370
Nalco Holding Co.	4,200	77,868
Newmont Mining Corp.	2,800	108,528
Nucor Corp. (a)	1,880	74,260
PPG Industries, Inc.	900	52,488

30 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Growth Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Praxair, Inc.	4,500	322,830
RPM International, Inc. (a)	4,300	83,162
Sigma-Aldrich Corp. (a)	550	28,831
Steel Dynamics, Inc.	1	17
Terra Industries, Inc. (a)	1,980	58,212
The Lubrizol Corp. (a)	800	34,512
The Mosaic Co.	2,691	183,042
The Scotts Miracle-Gro Co., Class A	1,200	28,368
The Valspar Corp. (a)	200	4,458
United States Steel Corp.	1,920	149,011

		2,614,963

Media 0.9%
Comcast Corp., Class A (a)	5,000	98,150
DISH Network Corp., Class A *	3,635	76,335
The DIRECTV Group, Inc. (a) *	7,163	187,456
Viacom, Inc., Class B *	3,400	84,456

		446,397

Pharmaceuticals & Biotechnology 8.2%
Abbott Laboratories	10,100	581,558
Allergan, Inc.	1,800	92,700
Amgen, Inc. *	1,300	77,051
Applied Biosystems, Inc.	1,900	65,075
Biogen Idec, Inc. *	4,144	208,402
Bristol-Myers Squibb Co.	22,300	464,955
Celgene Corp. *	2,800	177,184
Charles River Laboratories International, Inc. (a) *	1,000	55,530
Eli Lilly & Co.	50	2,202
Forest Laboratories, Inc. *	1,600	45,248
Genentech, Inc. *	2,700	239,436
Genzyme Corp. (a) *	4,000	323,560
Gilead Sciences, Inc. *	9,735	443,721
ImClone Systems, Inc. *	1,780	111,143
Invitrogen Corp. (a) *	1,480	55,944
Johnson & Johnson	7,700	533,456
Merck & Co., Inc.	3,900	123,084
Mylan, Inc. *	2,000	22,840
PerkinElmer, Inc. (a)	2,000	49,940
Schering-Plough Corp. (a)	9,160	169,185
Waters Corp. *	1,800	104,724
Watson Pharmaceuticals, Inc. *	2,000	57,000

		4,003,938

Real Estate 0.4%
Health Care REIT, Inc.	1,100	58,553
Simon Property Group, Inc. (a)	1,190	115,430

		173,983

Retailing 2.9%
Amazon.com, Inc. *	2,150	156,434
AutoZone, Inc. *	880	108,539
Best Buy Co., Inc. (a)	2,200	82,500
Big Lots, Inc. (a) *	3,100	86,273
Dollar Tree, Inc. *	2,700	98,172
Family Dollar Stores, Inc. (a)	200	4,740
Limited Brands, Inc.	4,550	78,806
RadioShack Corp. (a)	3,300	57,024
Staples, Inc. (a)	4,633	104,243
Target Corp. (a)	4,800	235,440
The Sherwin-Williams Co. (a)	1,900	108,604
The TJX Cos., Inc. (a)	7,300	222,796
Urban Outfitters, Inc. (a) *	2,700	86,049

		1,429,620

Semiconductors & Semiconductor Equipment 2.2%
Applied Materials, Inc. (a)	8,400	127,092
Broadcom Corp., Class A (a) *	3,200	59,616
Cypress Semiconductor Corp. *	3,500	18,270
Fairchild Semiconductor International, Inc. *	1,900	16,891
Integrated Device Technology, Inc. *	2,720	21,162
Intel Corp. (a)	31,500	589,995
LSI Corp. (a) *	11,600	62,176
Micron Technology, Inc. *	1,500	6,075
Teradyne, Inc. *	4,120	32,177
Texas Instruments, Inc.	7,800	167,700

		1,101,154

Software & Services 11.6%
Accenture Ltd., Class A	8,900	338,200
Activision Blizzard, Inc. (a) *	11,000	169,730
Adobe Systems, Inc. *	3,200	126,304
Affiliated Computer Services, Inc., Class A (a) *	1,400	70,882
Akamai Technologies, Inc. *	4,900	85,456
Automatic Data Processing, Inc.	3,000	128,250
BMC Software, Inc. (a) *	3,600	103,068
CA, Inc.	4,718	94,171
Compuware Corp. (a) *	7,165	69,429
eBay, Inc. *	6,000	134,280
Electronic Arts, Inc. *	1,700	62,883
Google, Inc., Class A *	1,560	624,811
Hewitt Associates, Inc., Class A *	2,580	94,015
IAC/InterActiveCorp (a) *	1,500	25,950
Intuit, Inc. *	5,745	181,599
MasterCard, Inc., Class A (a)	1,300	230,529
McAfee, Inc. *	2,854	96,922
Microsoft Corp.	56,100	1,497,309
Novell, Inc. *	6,400	32,896
Oracle Corp. *	42,100	855,051
SAIC, Inc. *	2,600	52,598
Synopsys, Inc. *	4,510	89,975
VeriSign, Inc. (a) *	3,700	96,496
Western Union Co.	12,100	298,507
Yahoo!, Inc. (a) *	7,300	126,290

		5,685,601

Technology Hardware & Equipment 14.1%
Agilent Technologies, Inc. (a) *	6,400	189,824
Amphenol Corp., Class A	3,041	122,066
Apple, Inc. *	9,820	1,116,141
Arrow Electronics, Inc. *	200	5,244
Avnet, Inc. *	2,800	68,964
Avocent Corp. (a) *	15	307
AVX Corp. (a)	300	3,057

See financial notes 31

 Laudus Rosenberg U.S. Large Capitalization Growth Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Cisco Systems, Inc. *	39,200	884,352
CommScope, Inc. (a) *	1,800	62,352
Corning, Inc.	9,800	153,272
Dell, Inc. *	12,300	202,704
EMC Corp. (a) *	10,110	120,916
FLIR Systems, Inc. (a) *	2,700	103,734
Harris Corp.	2,510	115,962
Hewlett-Packard Co.	23,340	1,079,241
International Business Machines Corp.	13,311	1,556,854
Itron, Inc. (a) *	1,100	97,383
JDS Uniphase Corp. (a) *	2,030	17,174
Juniper Networks, Inc. (a) *	3,200	67,424
Mettler-Toledo International, Inc. *	1,400	137,200
NCR Corp. (a) *	800	17,640
QLogic Corp. (a) *	4,200	64,512
QUALCOMM, Inc.	17,000	730,490
Vishay Intertechnology, Inc. *	300	1,986

		6,918,799

Telecommunication Services 0.2%
American Tower Corp., Class A *	2,300	82,731

Transportation 3.3%
Burlington Northern Santa Fe Corp.	1,700	157,131
Con-way, Inc. (a)	110	4,852
CSX Corp.	6,080	331,786
Kansas City Southern (a) *	1,800	79,848
Norfolk Southern Corp.	3,300	218,493
Ryder System, Inc. (a)	800	49,600
Union Pacific Corp.	6,800	483,888
United Parcel Service, Inc., Class B (a)	4,000	251,560
UTI Worldwide, Inc.	3,100	52,762

		1,629,920

Utilities 1.1%
Entergy Corp. (a)	800	71,208
Exelon Corp. (a)	1,800	112,716
PPL Corp.	2,311	85,553
Public Service Enterprise Group, Inc.	2,900	95,091
Sierra Pacific Resources (a)	2,400	22,992
The AES Corp. *	12,100	141,449

		529,009

Total Common Stock (Cost $48,334,176)		48,577,285

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 1.2% of net assets

Repurchase Agreements 1.2%
Fixed Income Clearing Corp. dated 09/30/08, due 10/01/08 at 1.2%, with a maturity value of $595,020 (fully collateralized by Federal Home Loan Mortgage Corp. with a value of $609,092.)	595,000	595,000

Total Short-Term Investment (Cost $595,000)		595,000

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 9.4% of net assets
State Street Navigator Security Lending Prime Portfolio	4,617,351	4,617,351

End of collateral invested for securities on loan.

At 09/30/08 the tax basis cost of the fund’s investments was $49,291,932 and the unrealized appreciation and depreciation were $4,266,610 and ($4,386,257), respectively, with a net unrealized deppreciation of ($119,647).

*	Non-income producing security.
(a)	All or a portion of this security is on loan.

32 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Growth Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value including $4,512,227 of securities on loan (cost $48,929,176)		$49,172,285
Collateral invested for securities on loan		4,617,351
Cash		1,005
Receivables:
Investments sold		477,776
Fund shares sold		14,832
Dividends		38,647
Income from securities on loan		1,072
Interest		20
Prepaid expenses	+	3,378

Total assets		54,326,366

Liabilities
Collateral invested for securities on loan		4,617,351
Payables:
Investments bought		416,379
Investment adviser fees		1,983
Fund shares redeemed		129,431
Distribution and shareholder services fees		971
Accrued expenses	+	46,630

Total liabilities		5,212,745

Net Assets
Total assets		54,326,366
Total liabilities	−	5,212,745

Net assets		$49,113,621
Net Assets by Source
Capital received from investors		49,657,445
Net investment income not yet distributed		132,393
Net realized capital losses		(919,326)
Net unrealized capital gains		243,109

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$2,904,271		358,738		$8.10
Select Shares	$46,209,350		5,728,009		$8.07

See financial notes 33

 Laudus Rosenberg U.S. Large Capitalization Growth Fund

Statement of
Operations
For April 1, 2008 through September 30, 2008; unaudited.

Investment Income
Dividends		$328,445
Interest		4,803
Securities on loan	+	14,387

Total Investment Income		347,635

Net Realized Gains and Losses
Net realized losses on investments		(901,495)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(5,816,605)

Expenses
Investment adviser fees		217,291
Accounting and administration fees		23,022
Professional fees		17,842
Registration fees		16,201
Transfer agent fees		9,681
Custodian fees		5,008
Shareholder reports		4,379
Distribution and shareholder services fees (Investor Shares)		3,784
Trustees’ fees		3,279
Sub-Accounting fees (Investor Shares)		1,870
Interest expense		1,144
Other expenses	+	2,650

Total expenses		306,151
Expense reduction by adviser	−	53,804
Custody credits	−	31

Net expenses		252,316

Increase (Decrease) in Net Assets from Operations
Total investment income		347,635
Net expenses	−	252,316

Net investment income		95,319
Net realized losses		(901,495)
Net unrealized losses	+	(5,816,605)

Decrease in net assets from operations		($6,622,781)

34 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Growth Fund

Statements of
Changes in Net Assets
For the current and prior report periods.
Figures for the current period are unaudited.

Operations

		4/1/08-9/30/08	4/1/07-3/31/08
Net investment income		$95,319	$63,604
Net realized gains (losses)		(901,495)	5,183,102
Net unrealized losses	+	(5,816,605)	(1,983,838)

Increase (Decrease) in net assets from operations		(6,622,781)	3,262,868

Distributions to Shareholders [1]
Distributions from net investment income
Investor Shares		—	—
Select Shares	+	—	(87,957)

Total distributions from net investment income		—	(87,957)

Distributions from net realized gains
Investor Shares		—	(159,976)
Select Shares	+	—	(2,948,584)

Total distributions from net realized gains		—	(3,108,560)

Total distributions		$-	($3,196,517)

Transactions in Fund Shares [1]

		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		95,411	$876,072	140,477	$1,466,020
Select Shares	+	582,994	5,581,431	2,592,386	25,766,635

Total shares sold		678,405	$6,457,503	2,732,863	$27,232,655

Shares Reinvested
Investor Shares		-	$-	15,043	$152,686
Select Shares	+	-	-	243,552	2,457,436

Total shares reinvested		-	$-	258,595	$2,610,122

Shares Redeemed
Investor Shares		(42,075)	($390,265)	(78,208)	($796,543)
Select Shares	+	(621,049)	(5,816,326)	(4,799,827)	(51,349,953)

Total shares redeemed		(663,124)	($6,206,591)	(4,878,035)	($52,146,496)

Net transactions in fund shares		15,281	$250,912	(1,886,577)	($22,303,719)

Shares Outstanding and Net Assets
		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,071,466	$55,485,490	7,958,043	$77,722,858
Total increase or decrease	+	15,281	(6,371,869)	(1,886,577)	(22,237,368)

End of period		6,086,747	$49,113,621	6,071,466	$55,485,490

Net investment income not yet distributed			$132,393		$37,074

[1]	Effective July 31,2008, the Institutionals Shares became Select Shares.

See financial notes 35

Laudus Rosenberg U.S. Large Capitalization Value Fund

Financial Statements

Financial Highlights

	4/1/08-		4/1/2/07-	4/1/06-	5/2/05[1]-
Investor Shares	9/30/08*		3/31/08	3/31/07	3/31/06

Per—Share Data ($)

Net asset value at beginning of period	10.45		12.70	11.87	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	[2]	0.13 [2]	0.11 [2]	0.13	[2]
Net realized and unrealized gains (losses)	(1.04)		(0.73)	1.45	1.80

Total from investment operations	(0.96)		(0.60)	1.56	1.93
Less distributions:
Distributions from net investment income	—		(0.12)	(0.24)	—
Distributions from net realized gains	—		(1.53)	(0.49)	(0.06)

Total distributions	—		(1.65)	(0.73)	(0.06)

Net asset value at end of period	9.49		10.45	12.70	11.87

Total return (%)	(9.19)[3]		(5.50)	13.22	19.33	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.14	[4]	1.31 [5]	1.29	0.96	[4]
Gross operating expenses	2.90	[4]	3.28	2.75	2.78	[4]
Net investment income (loss)	1.49	[4]	1.01	0.90	1.31	[4]
Portfolio turnover rate	26	[3]	61	108	81	[3]
Net assets, end of period ($ x 1,000)	562		454	540	145

	4/1/08-		4/1/07-	4/1/06-	5/2/05[1]-
Select Shares	9/30/08*,6		3/31/08	3/31/07	3/31/06

Per—Share Data ($)

Net asset value at beginning of period	10.47		12.74	11.89	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09	[2]	0.16 [2]	0.15 [2]	0.18	[2]
Net realized and unrealized gains (losses)	(1.03)		(0.73)	1.45	1.79

Total from investment operations	(0.94)		(0.57)	1.60	1.97
Less distributions:
Distributions from net investment income	—		(0.17)	(0.26)	(0.02)
Distributions from net realized gains	—		(1.53)	(0.49)	(0.06)

Total distributions	—		(1.70)	(0.75)	(0.08)

Net asset value at end of period	9.53		10.47	12.74	11.89

Total return (%)	(8.98)[3]		(5.29)	13.55	19.83	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.84	[4]	1.01 [7]	0.99	0.49	[4]
Gross operating expenses	2.53	[4]	2.88	2.37	2.41	[4]
Net investment income (loss)	1.78	[4]	1.32	1.22	1.82	[4]
Portfolio turnover rate	26	[3]	61	108	81	[3]
Net assets, end of period ($ x 1,000)	6,234		5,765	6,058	6,694

* Unaudited.
1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.
5 The ratio of net operating expenses would have been 1.29%, if interest expenses had not been included.
6 Effective July 31, 2008, the Institutional Shares became Select Shares.
7 The ratio of net operating expenses would have been 0.99%, if interest expenses had not been included.

36 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

98.6%		Common Stock	7,027,022	6,702,444
1.5%		Short-Term Investment	101,000	101,000

100.1%		Total Investments	7,128,022	6,803,444
(0	.1)%	Other Assets and Liabilities, Net		(7,472)

100.0%		Net Assets		6,795,972

	Number	Value
Security	of Shares	($)

Common Stock 98.6% of net assets

Automobiles & Components 0.3%
Johnson Controls, Inc.	600	18,198
TRW Automotive Holdings Corp. *	300	4,773

		22,971

Banks 6.6%
BB&T Corp.	2,100	79,380
Hudson City Bancorp, Inc.	1,500	27,675
Huntington Bancshares, Inc.	1,600	12,784
M&T Bank Corp.	120	10,710
PNC Financial Services Group, Inc.	1,100	82,170
Regions Financial Corp.	640	6,144
U.S. Bancorp	2,716	97,830
Wells Fargo & Co.	3,400	127,602
Zions Bancorp	100	3,870

		448,165

Capital Goods 7.0%
Aecom Technology Corp. *	200	4,888
AGCO Corp. *	100	4,261
Armstrong World Industries, Inc.	190	5,491
Crane Co.	300	8,913
Cummins, Inc.	752	32,878
Deere & Co.	500	24,750
Dover Corp.	120	4,866
General Electric Co.	8,000	204,000
Honeywell International, Inc.	400	16,620
Ingersoll-Rand Co., Ltd., Class A	1,000	31,170
L-3 Communications Holdings, Inc.	300	29,496
Lennox International, Inc.	300	9,981
Northrop Grumman Corp.	700	42,378
SPX Corp.	270	20,790
Terex Corp. *	500	15,260
The Timken Co.	500	14,175
United Rentals, Inc. *	400	6,096

		476,013

Commercial & Professional Supplies 0.7%
Allied Waste Industries, Inc. *	1,000	11,110
Manpower, Inc.	400	17,264
Waste Management, Inc.	600	18,894

		47,268

Consumer Durables & Apparel 0.2%
Hasbro, Inc.	370	12,846

Consumer Services 0.0%
CBRL Group, Inc.	4	105

Diversified Financials 10.4%
American Express Co.	600	21,258
Bank of America Corp.	5,300	185,500
Capital One Financial Corp.	1,400	71,400
Citigroup, Inc.	4,500	92,295
JPMorgan Chase & Co.	5,070	236,769
State Street Corp.	400	22,752
The Goldman Sachs Group, Inc.	600	76,800

		706,774

Energy 21.2%
Anadarko Petroleum Corp.	900	43,659
Apache Corp.	1,200	125,136
Chevron Corp.	3,020	249,090
Cimarex Energy Co.	329	16,091
ConocoPhillips	3,000	219,750
Devon Energy Corp.	1,000	91,200
El Paso Corp.	2,590	33,048
Encore Acquisition Co. *	300	12,534
ENSCO International, Inc.	200	11,526
Exxon Mobil Corp.	3,500	271,810
Forest Oil Corp. *	400	19,840
Helix Energy Solutions Group, Inc. *	400	9,712
Helmerich & Payne, Inc.	500	21,595
Mariner Energy, Inc. *	120	2,460
Murphy Oil Corp.	660	42,333
Nabors Industries Ltd. *	1,000	24,920
Noble Energy	400	22,236
Occidental Petroleum Corp.	1,400	98,630
Oil States International, Inc. *	200	7,070
Overseas Shipholding Group, Inc.	200	11,662
Patterson-UTI Energy, Inc.	100	2,002
Pioneer Natural Resources Co.	600	31,368
Plains Exploration & Production Co. *	180	6,329
Pride International, Inc. *	300	8,883
Rowan Cos., Inc.	380	11,609
SEACOR Holdings, Inc. *	120	9,474
St. Mary Land & Exploration Co.	100	3,565
Tidewater, Inc.	300	16,608
Unit Corp. *	200	9,964

See financial notes 37

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

W&T Offshore, Inc.	190	5,185

		1,439,289

Food & Staples Retailing 2.7%
BJ’s Wholesale Club, Inc. *	100	3,886
CVS Caremark Corp.	1,350	45,441
Safeway, Inc.	1,600	37,952
SUPERVALU, INC.	800	17,360
Wal-Mart Stores, Inc.	1,300	77,857

		182,496

Food, Beverage & Tobacco 3.8%
Altria Group, Inc.	1,300	25,792
Bunge Ltd.	530	33,485
Campbell Soup Co.	450	17,370
Corn Products International, Inc.	320	10,330
Kellogg Co.	300	16,830
Kraft Foods, Inc., Class A	1,200	39,300
Philip Morris International, Inc.	900	43,290
Sara Lee Corp.	2,900	36,627
The J. M. Smucker Co.	300	15,207
The Pepsi Bottling Group, Inc.	600	17,502

		255,733

Health Care Equipment & Services 2.1%
Boston Scientific Corp. *	4,810	59,019
Covidien Ltd.	1,600	86,016

		145,035

Household & Personal Products 1.9%
Avon Products, Inc.	300	12,471
The Clorox Co.	90	5,642
The Procter & Gamble Co.	1,600	111,504

		129,617

Insurance 8.3%
Allied World Assurance Co. Holdings Ltd.	300	10,656
American Financial Group, Inc.	400	11,800
Aon Corp.	1,200	53,952
Arch Capital Group Ltd. *	200	14,606
Assurant, Inc.	501	27,555
CNA Financial Corp.	240	6,298
Endurance Specialty Holdings Ltd.	300	9,276
Everest Re Group Ltd.	270	23,363
PartnerRe Ltd.	260	17,703
Principal Financial Group, Inc.	700	30,443
Prudential Financial, Inc.	1,150	82,800
Reinsurance Group of America, Inc., Class A	300	16,200
The Allstate Corp.	1,900	87,628
The Hartford Financial Services Group, Inc.	1,050	43,040
The Travelers Cos., Inc.	2,100	94,920
Unum Group	1,400	35,140

		565,380

Materials 4.7%
Celanese Corp., Series A	280	7,815
FMC Corp.	262	13,464
Freeport-McMoRan Copper & Gold, Inc.	290	16,486
International Paper Co.	1,600	41,888
Nucor Corp.	946	37,367
Owens-Illinois, Inc. *	500	14,700
PPG Industries, Inc.	300	17,496
Reliance Steel & Aluminum Co.	300	11,391
Schnitzer Steel Industries, Inc., Class A	200	7,848
Steel Dynamics, Inc.	600	10,254
The Dow Chemical Co.	1,800	57,204
The Mosaic Co.	800	54,416
United States Steel Corp.	380	29,492

		319,821

Media 2.4%
CBS Corp., Class B	2,500	36,450
The Walt Disney Co.	1,400	42,966
Time Warner, Inc.	6,200	81,282

		160,698

Pharmaceuticals & Biotechnology 8.3%
Amgen, Inc. *	1,900	112,613
Invitrogen Corp. *	400	15,120
Johnson & Johnson	1,700	117,776
King Pharmaceuticals, Inc. *	1,100	10,538
Merck & Co., Inc.	1,200	37,872
PerkinElmer, Inc.	380	9,489
Pfizer, Inc.	11,800	217,592
Watson Pharmaceuticals, Inc. *	300	8,550
Wyeth	1,000	36,940

		566,490

Real Estate 0.4%
Health Care REIT, Inc.	210	11,178
Hospitality Properties Trust	500	10,260
HRPT Properties Trust	1,100	7,579

		29,017

Retailing 0.8%
Family Dollar Stores, Inc.	600	14,220
Limited Brands, Inc.	490	8,487
RadioShack Corp.	700	12,096
The Gap, Inc.	1,200	21,336

		56,139

Semiconductors & Semiconductor Equipment 0.1%
Fairchild Semiconductor International, Inc. *	400	3,556
Integrated Device Technology, Inc. *	600	4,668

		8,224

38 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Software & Services 1.6%
Computer Sciences Corp. *	690	27,731
Convergys Corp. *	350	5,173
DST Systems, Inc. *	200	11,198
Hewitt Associates, Inc., Class A *	130	4,737
Symantec Corp. *	3,200	62,656

		111,495

Technology Hardware & Equipment 2.2%
Arrow Electronics, Inc. *	500	13,110
Avnet, Inc. *	400	9,852
International Business Machines Corp.	800	93,568
QLogic Corp. *	600	9,216
Sun Microsystems, Inc. *	1,205	9,158
Western Digital Corp. *	700	14,924

		149,828

Telecommunication Services 5.1%
AT&T, Inc.	4,900	136,808
CenturyTel, Inc.	390	14,294
Embarq Corp.	700	28,385
Verizon Communications, Inc.	5,100	163,659

		343,146

Transportation 2.0%
CSX Corp.	300	16,371
Kansas City Southern *	200	8,872
Norfolk Southern Corp.	960	63,561
Ryder System, Inc.	300	18,600
Union Pacific Corp.	380	27,041

		134,445

Utilities 5.8%
Alliant Energy Corp.	500	16,105
American Electric Power Co., Inc.	1,400	51,842
CMS Energy Corp.	590	7,357
Consolidated Edison, Inc.	1,000	42,960
Dominion Resources, Inc.	231	9,882
DTE Energy Co.	500	20,060
Duke Energy Corp.	2,410	42,006
Edison International	1,200	47,880
MDU Resources Group, Inc.	660	19,140
NiSource, Inc.	1,200	17,712
OGE Energy Corp.	120	3,706
Pepco Holdings, Inc.	800	18,328
PG&E Corp.	1,500	56,175
Progress Energy, Inc.	100	4,313
Xcel Energy, Inc.	1,700	33,983

		391,449
Total Common Stock (Cost $7,027,022)		6,702,444

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 1.5% of net assets

Repurchase Agreement 1.5%
Fixed Income Clearing Corp. dated 09/30/2008, due 10/01/08 at 1.20%, with a maturity value of $101,003 (fully collateralized by Federal National Mortgage Association with a value of $104,276).	101,000	101,000

Total Short-Term Investment (Cost $101,000)		101,000

End of Investments.

At 09/30/08, the tax basis cost of the fund’s investments was $7,145,052 and the unrealized appreciation and depreciation were $487,326 and ($828,934), respectively, with a net unrealized depreciation of ($341,608).

*	Non-income producing security.
REIT — Real Estate Investment Trust

See financial notes 39

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value (cost $7,128,022)		$6,803,444
Cash		455
Receivables:
Investments sold		73,683
Fund shares sold		19,878
Dividends		13,645
Due from investment adviser		399
Interest		3
Prepaid expenses	+	414

Total assets		6,911,921

Liabilities
Payables:
Investments bought		83,775
Fund shares redeemed		202
Distribution and shareholder services fees		131
Accrued expenses	+	31,841

Total liabilities		115,949

Net Assets
Total assets		6,911,921
Total liabilities	−	115,949

Net assets		$6,795,972
Net Assets by Source
Capital received from investors		7,105,734
Net investment income not yet distributed		81,540
Net realized capital losses		(66,724)
Net unrealized capital losses		(324,578)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$561,514		59,166		$9.49
Select Shares	$6,234,458		654,471		$9.53

40 See financial notes

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Statement of
Operations
For April 1, 2008 through September 30, 2008; unaudited.

Investment Income
Dividends		$87,621
Interest	+	372

Total Investment Income		87,993

Net Realized Gains and Losses
Net realized losses on investments		(31,138)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(672,298)

Expenses
Investment adviser fees		25,126
Accounting and administration fees		20,645
Professional fees		18,552
Transfer agent fees		8,770
Registration fees		6,426
Trustees’ fees		2,767
Custodian fees		1,530
Distribution and shareholder services fees (Investor Shares)		627
Shareholder reports		483
Sub-Accounting fees (Investor Shares)		321
Other expenses	+	555

Total expenses		85,802
Expense reduction by adviser[1]	−	56,541
Custody credits	−	232

Net expenses		29,029

Increase (Decrease) in Net Assets from Operations
Total investment income		87,993
Net expenses	−	29,029

Net investment income		58,964
Net realized losses		(31,138)
Net unrealized losses	+	(672,298)

Decrease in net assets from operations		($644,472)

[1]	Includes reimbursement of sub-accounting fees on Investor Shares.

See financial notes 41

 Laudus Rosenberg U.S. Large Capitalization Value Fund

Statements of
Changes in Net Assets
For the current and prior report periods.
Figures for the current period are unaudited.

Operations

		4/1/08-9/30/08	4/1/07-3/31/08
Net investment income		$58,964	$86,559
Net realized gains (losses)		(31,138)	223,229
Net unrealized losses	+	(672,298)	(653,994)

Decrease in net assets from operations		(644,472)	(344,206)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		—	(4,658)
Select Shares	+	—	(79,412)

Total distributions from net investment income		—	(84,070)

Distributions from net realized gains
Investor Shares		—	(57,870)
Select Shares	+	—	(721,640)

Total distributions from net realized gains		—	(779,510)

Total distributions		$-	($863,580)

Transactions in Fund Shares[1]

		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		21,128	$215,725	18,847	$243,213
Select Shares	+	109,943	1,126,214	25,907	320,163

Total shares sold		131,071	$1,341,939	44,754	$563,376

Shares Reinvested
Investor Shares		—	—	5,381	$59,887
Select Shares	+	—	—	70,923	790,081

Total shares reinvested		—	—	76,304	$849,968

Shares Redeemed
Investor Shares		(5,410)	($56,155)	(23,337)	($285,264)
Select Shares	+	(6,019)	(63,817)	(21,717)	(300,566)

Total shares redeemed		(11,429)	($119,972)	(45,054)	($585,830)

Net transactions in fund shares		119,642	$1,221,967	76,004	$827,514

Shares Outstanding and Net Assets
		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		593,995	$6,218,477	517,991	$6,598,749
Total increase or decrease	+	119,642	577,495	76,004	(380,272)

End of period		713,637	$6,795,972	593,995	$6,218,477

Net investment income not yet distributed			$81,540		$22,576

[1]	Effective July 31, 2008, the Institutional Shares became Select Shares.

42 See financial notes

Laudus Rosenberg U.S. Discovery Fund

Financial Statements

Financial Highlights

	4/1/08-	4/1/07-	4/1/06-	4/1/05-	4/1/04-	4/1/03-
Investor Shares	9/30/08*	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	15.97	19.59	19.07	15.88	14.66	9.53

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.04)	(0.06)	(0.03)	(0.05)[1]	0.01 [1]
Net realized and unrealized gains (losses)	(0.96)	(2.10)	1.06	3.55	1.47	5.24

Total from investment operations	(0.97)	(2.14)	1.00	3.52	1.42	5.25
Less distributions:
Distributions from net investment income	—	—	—	—	(0.02)	—
Distributions from net realized gains	—	(1.48)	(0.48)	(0.16)	(0.18)	(0.12)
Return of Capital	—	—	—	(0.17)	—	—

Total distributions	—	(1.48)	(0.48)	(0.33)	(0.20)	(0.12)

Net asset value at end of period	15.00	15.97	19.59	19.07	15.88	14.66

Total return (%)	(6.07)[2]	(11.36)	5.34	22.40	9.70	55.22

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.31 [3]	1.34	1.34	1.43	1.49	1.40
Gross operating expenses	1.31 [3]	1.34	1.35	1.43	1.55	1.63
Net investment income (loss)	(0.00)[3]	(0.20)	(0.21)	(0.20)	(0.30)	0.04
Portfolio turnover rate	65 [2]	74	86	89	63	93
Net assets, end of period ($ x 1,000)	146,453	169,670	217,045	284,285	58,284	2,581

	4/1/08-		4/1/07-	4/1/06-	4/1/05-	4/1/04-	4/1/03-
Select Shares	9/30/08*,4		3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	16.23		19.80	19.23	15.96	14.71	9.55

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.04	0.03	0.02	0.03 [1]	0.06 [1]
Net realized and unrealized gains (losses)	(0.99)		(2.13)	1.05	3.58	1.44	5.26

Total from investment operations	(0.96)		(2.09)	1.08	3.60	1.47	5.32
Less distributions:
Distributions from net investment income	—		0.00 [5]	(0.03)	—	(0.04)	(0.04)
Distributions from net realized gains	—		(1.48)	(0.48)	(0.16)	(0.18)	(0.12)
Return of Capital	—		—	—	(0.17)	—	—

Total distributions	—		(1.48)	(0.51)	(0.33)	(0.22)	(0.16)

Net asset value at end of period	15.27		16.23	19.80	19.23	15.96	14.71

Total return (%)	(5.92)[2]		(10.98)	5.71	22.80	9.98	55.90

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.97	[3]	0.96	0.97	1.09	1.14	1.14
Gross operating expenses	0.97	[3]	0.96	0.97	1.09	1.20	1.46
Net investment income (loss)	0.34	[3]	0.18	0.17	0.15	0.23	0.49
Portfolio turnover rate	65	[2]	74	86	89	63	93
Net assets, end of period ($ x 1,000)	520,924		566,055	718,185	673,599	256,444	98,077

* Unaudited
1 Calculated based on the average shares oustanding during the period.
2 Not annualized.
3 Annualized.
4 Effective July 31, 2008, the Institutional Shares became Select Shares.
5 Amount less than $0.005.

See financial notes 43

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

99.0%		Common Stock	719,006,806	660,362,327

99.0%		Total Investments	719,006,806	660,362,327
9.4%		Collateral Invested for Securities on Loan	62,874,222	62,874,222
(8	.4)%	Other Assets and Liabilities, Net		(55,859,427)

100.0%		Net Assets		667,377,122

	Number	Value
Security	of Shares	($)

Common Stock 99.0% of net assets

Automobiles & Components 0.2%
Cooper Tire & Rubber Co. (a)	562	4,833
Exide Technologies (a) *	45,477	335,620
Hawk Corp., Class A *	20,600	414,678
Motorcar Parts of America, Inc. *	31,430	189,837
Standard Motor Products, Inc. (a)	38,374	238,687

		1,183,655

Banks 4.8%
Alliance Financial Corp.	4,960	114,080
Annapolis Bancorp, Inc. *	861	3,918
Astoria Financial Corp. (a)	87,288	1,809,480
BancFirst Corp. (a)	4,300	207,819
Banco Latinoamericano de Exportaciones, S.A., Class E	73,670	1,062,321
BancorpSouth, Inc. (a)	61,727	1,736,381
Bank of Hawaii Corp. (a)	28,200	1,507,290
Berkshire Hills Bancorp, Inc. (a)	6,923	221,536
BOK Financial Corp. (a)	7,699	372,709
Britton & Koontz Capital Corp.	1,040	14,030
Capital Bank Corp.	587	5,577
Carver Bancorp, Inc.	4,970	33,547
Central Virginia Bankshares, Inc.	1,110	9,102
Centrue Financial Corp.	4,300	60,028
CFS Bancorp, Inc. (a)	13,882	128,408
City National Corp. (a)	24,580	1,334,694
Commerce Bancshares, Inc. (a)	56,624	2,627,354
Community Bank Shares of Indiana, Inc. (a)	133	1,895
Community Capital Corp. (a)	1,031	9,856
Community Financial Corp.	423	2,475
Cullen/Frost Bankers, Inc.	35,600	2,136,000
Farmers Capital Bank Corp.	520	14,050
Fidelity Southern Corp. (a)	6,763	29,216
First BancTrust Corp.	5,377	51,565
First Citizens BancShares, Inc., Class A	440	78,760
First Community Corp.	46	483
First Defiance Financial Corp.	6,790	74,758
First Federal Bancshares of Arkansas, Inc. (a)	9,964	98,644
First Financial Service Corp. (a)	257	4,747
First Franklin Corp.	3,600	26,100
First M&F Corp.	2,051	23,443
First Merchants Corp. (a)	6,926	157,913
First Niagara Financial Group, Inc. (a)	32,709	515,167
First Place Financial Corp. (a)	30,397	390,601
First United Corp.	7,263	144,534
FirstMerit Corp. (a)	27,632	580,272
Flagstar Bancorp, Inc.	1,220	3,636
FNB Corp.	5,445	39,803
Gateway Financial Holdings, Inc. (a)	16,792	89,837
Glacier Bancorp, Inc. (a)	34,563	856,126
GS Financial Corp.	2,170	33,440
Guaranty Bancorp *	6,546	39,931
Guaranty Federal Bancshares, Inc. (a)	2,412	27,497
Habersham Bancorp (a)	7,400	40,848
Hawthorn Bancshares, Inc.	5,070	123,556
HF Financial Corp.	6,971	99,302
HMN Financial, Inc. (a)	8,397	103,955
Horizon Bancorp (a)	3,681	81,019
Independent Bank Corp.	1,850	11,452
Indiana Community Bancorp (a)	1,298	19,340
International Bancshares Corp. (a)	10,428	281,556
Landmark Bancorp, Inc.	270	5,805
Liberty Bancorp, Inc.	652	5,868
LSB Financial Corp.	4,123	69,369
Monarch Community Bancorp, Inc.	4,130	38,202
MutualFirst Financial, Inc. (a)	3,505	34,209
New Hampshire Thrift Bancshares, Inc.	3,655	32,895
New York Community Bancorp, Inc. (a)	29,570	496,480
Northeast Bancorp	733	8,444
Park Bancorp, Inc. (a)	1,091	19,638
Parkvale Financial Corp.	9,922	156,271
People’s United Financial, Inc. (a)	157,109	3,024,348
Peoples Bancorp of North Carolina	11,844	133,600
Peoples Bancorp, Inc. (a)	9,373	204,050
Premier Financial Bancorp, Inc.	4,762	46,429
Prosperity Bancshares, Inc. (a)	33,020	1,122,350
Provident Financial Holdings, Inc. (a)	1,975	17,380
River Valley Bancorp	600	9,528
Security National Financial Corp., Class A *	1,133	2,708
Simmons First National Corp., Class A (a)	9,048	322,109
Southern Missouri Bancorp, Inc.	5,141	67,090

44 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Southwest Bancorp, Inc. (a)	39,571	699,220
Sovereign Bancorp, Inc.	840	3,318
StellarOne Corp. (a)	8,869	183,322
Sun Bancorp, Inc. (a) *	4,168	56,476
SVB Financial Group (a) *	16,900	978,848
TCF Financial Corp. (a)	17,086	307,548
TF Financial Corp.	6,010	138,230
The South Financial Group, Inc. (a)	89,162	653,557
TierOne Corp.	3,490	17,904
UMB Financial Corp.	8,010	420,685
United Bancshares, Inc.	1,140	12,107
United Community Financial Corp. (a)	38,269	191,345
United Western Bancorp, Inc.	18,195	227,437
Valley National Bancorp (a)	95,650	2,004,824
Westamerica Bancorp. (a)	15,912	915,417
Willow Financial Bancorp, Inc.	1,040	9,506
Wilmington Trust Corp. (a)	39,927	1,151,095
WSFS Financial Corp. (a)	15,751	945,060
WVS Financial Corp. (a)	1,900	31,160

		32,203,883

Capital Goods 10.4%
AAON, Inc. (a)	330	6,003
Aecom Technology Corp. *	189,000	4,619,160
Aircastle Ltd. (a)	89,937	891,276
Alamo Group, Inc. (a)	6,975	118,924
Alliant Techsystems, Inc. (a) *	48,458	4,552,145
Allied Motion Technologies, Inc. *	15,522	80,870
Altra Holdings, Inc. (a) *	5,948	87,792
American Railcar Industries, Inc. (a)	3,058	49,050
Ameron International Corp. (a)	282	20,205
Ampco-Pittsburgh Corp. (a)	1,100	28,490
Applied Industrial Technologies, Inc. (a)	34,277	923,080
Armstrong World Industries, Inc. (a)	56,490	1,632,561
Baldwin Technology Co., Inc., Class A *	324	829
Beacon Roofing Supply, Inc. (a) *	1,364	21,306
BlueLinx Holdings, Inc. (a)	56,321	297,938
C&D Technologies, Inc. (a) *	19,599	111,322
Chicago Rivet & Machine Co.	2,026	40,014
CIRCOR International, Inc. (a)	11,510	499,879
Coleman Cable, Inc. (a) *	6,250	62,687
Columbus McKinnon Corp. (a) *	11,001	259,294
Crane Co.	138,828	4,124,580
Ducommun, Inc.	5,976	142,707
Edac Technologies Corp. *	9,834	32,157
EMCOR Group, Inc. (a) *	410	10,791
EnPro Industries, Inc. (a) *	45,855	1,703,972
Esterline Technologies Corp. *	7,530	298,113
Federal Signal Corp.	59,350	813,095
Gibraltar Industries, Inc. (a)	9,440	176,622
Griffon Corp. (a) *	99,439	896,940
Hardinge, Inc. (a)	25,953	329,603
Harsco Corp. (a)	1,208	44,926
Herley Industries, Inc. (a) *	8,269	141,400
Hurco Cos., Inc. (a) *	17,868	528,357
Insteel Industries, Inc. (a)	31,057	422,065
K-Tron International, Inc. (a) *	6,575	847,057
Kadant, Inc. (a) *	50,900	1,158,993
Kennametal, Inc. (a)	143,679	3,896,574
Key Technology, Inc. (a) *	708	16,780
LaBarge, Inc. (a) *	4,085	61,520
Lawson Products, Inc. (a)	6,926	191,504
Layne Christensen Co. (a) *	6,844	242,483
Lennox International, Inc. (a)	38,425	1,278,400
Lydall, Inc. (a) *	44,090	424,587
Manitex International, Inc. (a) *	2,610	8,117
MasTec, Inc. (a) *	123,651	1,643,322
Meadow Valley Corp. *	9,289	91,497
MFRI, Inc. *	1,240	13,950
Michael Baker Corp. *	17,100	595,080
Mueller Industries, Inc. (a)	29,156	670,880
Navistar International Corp. *	103,307	5,597,173
NCI Building Systems, Inc. (a) *	49,230	1,563,052
NN, Inc. (a)	23,511	302,116
Nortech Systems, Inc. *	3,888	19,634
Patrick Industries, Inc. *	3,540	19,258
Perini Corp. (a) *	79,817	2,058,480
Powell Industries, Inc. (a) *	8,942	364,923
PowerSecure International, Inc. (a) *	22,806	138,204
Preformed Line Products Co.	5,556	324,137
Regal-Beloit Corp. (a)	77,579	3,298,659
Rush Enterprises, Inc., Class A *	47,826	612,173
Seaboard Corp. (a)	472	593,304
Servotronics, Inc. (a)	980	7,350
SL Industries, Inc. *	12,970	171,852
SPX Corp. (a)	1,573	121,121
Standex International Corp. (a)	30,534	847,318
SunPower Corp., Class B *	69,803	4,819,897
Taylor Devices, Inc. *	6,138	35,600
Tech/Ops Sevcon, Inc.	6,860	29,498
Tecumseh Products Co., Class A (a) *	490	12,270
The Eastern Co.	10,010	135,135
The L.S. Starrett Co., Class A	16,050	295,801
The Manitowoc Co., Inc.	321,208	4,994,784
The Shaw Group, Inc. (a) *	480	14,750
The Timken Co.	236,300	6,699,105
The Toro Co. (a)	2,310	95,403
Thomas & Betts Corp. (a) *	12,390	484,077
Tredegar Corp. (a)	6,674	118,730
TriMas Corp. (a) *	4,230	27,749
Triumph Group, Inc. (a)	722	33,003
Twin Disc, Inc. (a)	9,551	131,422
United Capital Corp. (a) *	4,434	117,457
Watts Water Technologies, Inc., Class A (a)	2,170	59,350
Willis Lease Finance Corp. (a) *	21,670	242,054

		69,493,736

Commercial & Professional Supplies 2.5%
A.T. Cross Co., Class A (a) *	13,969	94,011
ABM Industries, Inc.	8,165	178,324
Avalon Holdings Corp., Class A *	6,220	20,837
Casella Waste Systems, Inc., Class A (a) *	10,596	124,397
CDI Corp. (a)	38,539	860,576
Champion Industries, Inc. (a)	11,919	42,670

See financial notes 45

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Comfort Systems USA, Inc. (a)	118,521	1,583,441
Deluxe Corp. (a)	110,084	1,584,109
Ecology & Environment, Inc., Class A	4,252	41,670
EnergySolutions (a)	18,690	186,900
G & K Services, Inc., Class A (a)	2,509	82,922
GP Strategies Corp. *	38,690	294,044
Hudson Highland Group, Inc. *	21,532	149,647
ICT Group, Inc. (a) *	18,260	146,993
Kelly Services, Inc., Class A (a)	79,330	1,511,237
LECG Corp. (a) *	66,309	535,114
MPS Group, Inc. *	191,574	1,931,066
Nashua Corp. (a) *	7,734	62,104
National Technical Systems, Inc.	16,403	85,952
North American Galvanizing & Coatings, Inc. *	5,619	28,657
On Assignment, Inc. (a) *	4,608	36,311
RCM Technologies, Inc. *	26,657	46,383
Spherion Corp. (a) *	157,600	767,512
Steelcase, Inc., Class A (a)	235,887	2,535,785
Sykes Enterprises, Inc. (a) *	83,840	1,841,126
Tufco Technologies, Inc. *	2,242	12,174
Viad Corp. (a)	45,580	1,312,248
VSE Corp. (a)	10,621	358,246
Westaff, Inc. *	29,962	10,786

		16,465,242

Consumer Durables & Apparel 2.2%
American Biltrite, Inc. *	1,265	6,192
American Greetings Corp., Class A (a)	106,993	1,635,923
Blyth, Inc. (a)	179	2,030
Callaway Golf Co. (a)	20,013	281,583
CSS Industries, Inc. (a)	9,870	254,054
Culp, Inc. *	25,460	150,723
Flexsteel Industries, Inc.	17,600	181,984
GameTech International, Inc. (a) *	8,591	22,423
LaCrosse Footwear, Inc.	2,350	37,600
Leggett & Platt, Inc. (a)	29,760	648,470
Liz Claiborne, Inc. (a)	262,055	4,305,564
Man Sang Holdings, Inc. (a) *	9,800	31,850
Movado Group, Inc. (a)	7,041	157,366
National Presto Industries, Inc. (a)	13,510	1,006,495
P & F Industries, Inc., Class A *	5,120	11,725
Palm Harbor Homes, Inc. *	2,242	22,218
Q.E.P. Co., Inc. *	8,900	47,437
R. G. Barry Corp. *	2,181	14,875
RC2 Corp. *	3,091	61,820
Russ Berrie & Co., Inc. (a) *	1,990	15,263
Skechers U.S.A., Inc., Class A (a) *	10	168
The Warnaco Group, Inc. (a) *	119,683	5,420,443
Weyco Group, Inc. (a)	6,555	219,396
Wolverine World Wide, Inc. (a)	18,203	481,651

		15,017,253

Consumer Services 1.2%
Ark Restaurants Corp.	150	2,406
Bob Evans Farms, Inc. (a)	79,762	2,176,705
Canterbury Park Holding Corp.	40	350
Carrols Restaurant Group, Inc. (a) *	4,240	12,720
CBRL Group, Inc. (a)	64,094	1,685,672
CEC Entertainment, Inc. (a) *	19,700	654,040
Churchill Downs, Inc. (a)	2,057	100,752
Coinstar, Inc. (a) *	24,707	790,624
CPI Corp. (a)	15,330	164,797
DineEquity, Inc. (a)	81	1,366
Dover Motorsports, Inc. (a)	17,945	97,800
Flanigan’s Enterprises, Inc. *	1,831	10,986
Frisch’s Restaurants, Inc.	5,800	131,660
ILX Resorts, Inc. *	6,040	9,000
J. Alexander’s Corp.	11,170	62,552
Jackson Hewitt Tax Service, Inc. (a)	15,570	238,844
Lodgian, Inc. (a) *	30,600	238,680
Red Lion Hotels Corp. *	45,780	367,156
Regis Corp. (a)	14,480	398,200
Silverleaf Resorts, Inc. (a) *	56,501	70,061
Speedway Motorsports, Inc. (a)	37,440	729,331
Star Buffet, Inc.	1,937	7,651
The Marcus Corp. (a)	549	8,828

		7,960,181

Diversified Financials 0.2%
California First National Bancorp	8,630	86,214
Cardtronics, Inc. (a) *	640	5,030
Interactive Brokers Group, Inc., Class A (a) *	53,366	1,183,124
MicroFinancial, Inc.	33,200	131,804

		1,406,172

Energy 10.4%
Adams Resources & Energy, Inc.	231	5,262
ATP Oil & Gas Corp. *	59,696	1,063,186
Basic Energy Services, Inc. (a) *	8,364	178,153
Berry Petroleum Co., Class A (a)	1,932	74,826
Bill Barrett Corp. (a) *	53,050	1,703,435
BMB Munai, Inc. (a) *	58,333	242,082
Callon Petroleum Co. *	14,460	260,714
Cimarex Energy Co. (a)	113,346	5,543,753
Complete Production Services, Inc. (a) *	13,509	271,936
Comstock Resources, Inc. *	2,299	115,065
Contango Oil & Gas Co. (a) *	340	18,353
Dawson Geophysical Co. (a) *	300	14,007
DHT Maritime, Inc. (a)	1,150	7,728
Encore Acquisition Co. (a) *	18,201	760,438
Energy Partners Ltd. (a) *	26,550	230,189
Forest Oil Corp. (a) *	52,275	2,592,840
Foundation Coal Holdings, Inc. (a)	83,400	2,967,372
Geokinetics, Inc. (a) *	14,600	277,400
Geomet, Inc. (a) *	8,850	48,144
Gulf Island Fabrication, Inc.	8,011	276,139
GulfMark Offshore, Inc. (a) *	57,724	2,590,653
Helix Energy Solutions Group, Inc. (a) *	17,350	421,258
HKN, Inc. *	90	709
Hornbeck Offshore Services, Inc. (a) *	248	9,578
International Coal Group, Inc. (a) *	21,899	136,650
ION Geophysical Corp. (a) *	181,621	2,577,202
James River Coal Co. (a) *	1,981	43,562

46 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Lufkin Industries, Inc. (a)	4,432	351,679
Mariner Energy, Inc. (a) *	195,918	4,016,319
Massey Energy Co. (a)	116,712	4,163,117
McMoRan Exploration Co. (a) *	72,653	1,717,517
Oil States International, Inc. (a) *	74,215	2,623,500
Overseas Shipholding Group, Inc. (a)	15,040	876,982
Parallel Petroleum Corp. (a) *	34,425	324,284
Parker Drilling Co. (a) *	8,777	70,392
Penn Virginia Corp.	12,133	648,388
Petroleum Development Corp. (a) *	11,500	510,255
PetroQuest Energy, Inc. (a) *	2,353	36,119
Pioneer Drilling Co. *	23,779	316,261
Rosetta Resources, Inc. (a) *	56,627	1,039,672
Rowan Cos., Inc. (a)	159,700	4,878,835
Ship Finance International Ltd. (a)	117,649	2,536,512
Southern Union Co. (a)	680	14,042
St. Mary Land & Exploration Co. (a)	12,695	452,577
Stone Energy Corp. (a) *	40,388	1,709,624
Superior Energy Services, Inc. *	1,971	61,377
Swift Energy Co. (a) *	39,100	1,512,779
Teekay Corp. (a)	123,345	3,253,841
Teekay Tankers Ltd., Class A (a)	12,508	211,760
TETRA Technologies, Inc. (a) *	10,772	149,192
Tidewater, Inc. (a)	130,158	7,205,547
TXCO Resources, Inc. (a) *	13,400	134,536
Unit Corp. *	65,499	3,263,160
VeraSun Energy Corp. (a) *	36,341	113,747
W&T Offshore, Inc. (a)	49,402	1,348,181
Warren Resources, Inc. *	7,639	76,237
Whiting Petroleum Corp. *	46,300	3,299,338
Willbros Group, Inc. (a) *	4,888	129,532

		69,475,936

Food & Staples Retailing 1.0%
Arden Group, Inc., Class A (a)	220	32,036
Longs Drug Stores Corp. (a)	52,900	4,001,356
Nash Finch Co. (a)	33,263	1,434,301
The Andersons, Inc. (a)	7,100	250,062
Village Super Market, Inc., Class A	4,730	225,479
Weis Markets, Inc.	15,545	559,776

		6,503,010

Food, Beverage & Tobacco 3.2%
Cal-Maine Foods, Inc. (a)	36,900	1,012,536
Chiquita Brands International, Inc. (a) *	30,740	485,999
Constellation Brands, Inc., Class A (a) *	527,776	11,326,073
Corn Products International, Inc.	102,783	3,317,835
Diamond Foods, Inc. (a)	38,500	1,079,155
Flowers Foods, Inc. (a)	98,388	2,888,672
Griffin Land & Nurseries, Inc. (a)	2,236	82,911
J & J Snack Foods Corp. (a)	6,059	205,461
Omega Protein Corp. (a) *	30,070	353,623
Overhill Farms, Inc. (a) *	16,062	82,719
Seneca Foods Corp., Class B *	1,000	20,480
Smart Balance, Inc. (a) *	1,780	11,677
Tasty Baking Co.	22,514	92,983
The Boston Beer Co., Inc., Class A (a) *	6,840	324,831
The J. M. Smucker Co.	190	9,631
Tyson Foods, Inc., Class A	740	8,836

		21,303,422

Health Care Equipment & Services 7.1%
Advanced Medical Optics, Inc. (a) *	66,280	1,178,458
Allied Healthcare Products, Inc. *	19,700	112,487
American Dental Partners, Inc. (a) *	33,900	396,630
Angeion Corp. *	9,754	48,380
Anika Therapeutics, Inc. (a) *	1,364	9,862
Atrion Corp. (a)	783	80,672
Capital Senior Living Corp. (a) *	23,400	177,840
Cardiac Science Corp. (a) *	59,815	619,683
CONMED Corp. (a) *	73,087	2,338,784
Cyberonics, Inc. (a) *	5,632	95,744
Cynosure, Inc., Class A (a) *	445	7,983
Datascope Corp. (a)	32,064	1,655,464
Daxor Corp.	600	9,720
ev3, Inc. (a) *	77,593	779,034
Greatbatch, Inc. (a) *	5,520	135,461
Health Net, Inc. *	232,296	5,482,186
Hologic, Inc. (a) *	960	18,557
Invacare Corp. (a)	73,331	1,770,210
Inverness Medical Innovations, Inc. (a) *	196,125	5,883,750
Kewaunee Scientific Corp.	5,900	66,375
Kindred Healthcare, Inc. *	83,127	2,291,811
MedCath Corp. (a) *	20,564	368,507
MTS Medication Technologies *	13,395	67,511
National Dentex Corp. (a) *	28	171
National Healthcare Corp. (a)	5,558	261,893
Orthofix International N.V. (a) *	46,310	862,755
Osteotech, Inc. (a) *	15,822	67,402
Skilled Healthcare Group, Inc., Class A (a) *	41,368	657,338
SonoSite, Inc. (a) *	3,920	123,088
Span-America Medical Systems, Inc.	7,600	90,440
SRI/Surgical Express, Inc. *	8,659	28,142
STERIS Corp.	140,325	5,273,414
Symmetry Medical, Inc. *	3,270	60,691
Teleflex, Inc. (a)	128,880	8,182,591
The Cooper Cos., Inc. (a)	95,004	3,302,339
Theragenics Corp. (a) *	75,290	234,905
Universal American Financial Corp. *	108,460	1,322,127
Wright Medical Group, Inc. *	46,975	1,429,919
Young Innovations, Inc.	1,780	35,920
Zoll Medical Corp. (a) *	60,998	1,995,855

		47,524,099

Household & Personal Products 0.7%
Church & Dwight Co., Inc.	19,640	1,219,447
Elizabeth Arden, Inc. *	66,407	1,303,569
Energizer Holdings, Inc. (a) *	3	242
Inter Parfums, Inc. (a)	33,740	457,514

See financial notes 47

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Natural Alternative International, Inc. *	16,941	119,434
Nu Skin Enterprises, Inc., Class A (a)	6,653	107,912
Nutraceutical International Corp. (a) *	10,020	110,721
Oil-Dri Corp. of America	18,400	311,328
Parlux Fragrances, Inc. *	4,210	21,639
Physicians Formula Holdings, Inc. *	35,896	213,581
Prestige Brands Holdings, Inc. *	11,720	104,074
Revlon, Inc. (a) *	31,381	466,008
Schiff Nutrition International, Inc. *	17,820	121,711

		4,557,180

Insurance 2.6%
21st Century Holding Co. (a)	3,310	17,411
Affirmative Insurance Holdings, Inc. (a)	4,380	13,841
American Financial Group, Inc. (a)	241,224	7,116,108
American National Insurance Co. (a)	9,396	811,157
American Physicians Service Group, Inc.	10,665	225,778
American Safety Insurance Holdings Ltd. *	7,400	111,814
Baldwin & Lyons, Inc., Class B	245	5,873
CastlePoint Holdings Ltd.	14,300	159,159
CNA Financial Corp.	3,967	104,094
Kansas City Life Insurance Co. (a)	7,665	352,590
Max Capital Group Ltd. (a)	3,510	81,537
Mercer Insurance Group, Inc.	2,180	35,011
National Financial Partners Corp. (a)	58,578	878,670
National Western Life Insurance Co., Class A (a)	3,708	897,595
PMA Capital Corp., Class A *	11,539	101,774
Presidential Life Corp. (a)	28,507	450,125
Reinsurance Group of America, Inc., Class A (a)	92,348	4,986,792
RenaissanceRe Holdings Ltd. (a)	6,636	345,072
The National Security Group, Inc.	510	7,334
Unico American Corp. *	11,830	97,006
Universal Insurance Holdings, Inc. (a)	64,547	224,623
Validus Holdings Ltd.	4,260	99,045
Wesco Financial Corp.	338	120,666

		17,243,075

Materials 6.9%
A. Schulman, Inc.	4,661	92,195
A.M. Castle & Co. (a)	4,390	75,859
American Pacific Corp. *	11,589	151,352
Arch Chemicals, Inc. (a)	19,366	683,620
Ashland, Inc.	55,733	1,629,633
Cabot Corp. (a)	990	31,462
Chemtura Corp. (a)	547,330	2,495,825
Continental Materials Corp. *	300	6,113
Cytec Industries, Inc.	61,660	2,399,191
Ferro Corp. (a)	23,632	475,003
FMC Corp.	244,036	12,541,010
Friedman Industries, Inc.	15,410	102,477
Greif, Inc., Class A (a)	7,045	462,293
H.B. Fuller Co. (a)	4,380	91,411
Hercules, Inc. (a)	73,732	1,459,156
Innophos Holdings, Inc. (a)	51,943	1,266,370
Innospec, Inc. (a)	25,177	303,635
International Flavors & Fragrances, Inc. (a)	4,750	187,435
Kaiser Aluminum Corp. (a)	2,599	111,627
Material Sciences Corp. *	9,583	55,102
Minerals Technologies, Inc. (a)	15,440	916,518
Nalco Holding Co. (a)	114,186	2,117,008
Olin Corp. (a)	14,552	282,309
Olympic Steel, Inc. (a)	9	265
OM Group, Inc. (a) *	11,221	252,473
Penford Corp. (a)	8,952	158,361
PolyOne Corp. *	25,426	163,998
Reliance Steel & Aluminum Co. (a)	4,867	184,800
Rockwood Holdings, Inc. *	75,475	1,936,688
RPM International, Inc. (a)	35,294	682,586
Schweitzer-Mauduit International, Inc. (a)	35,298	670,309
Stepan Co. (a)	20,720	1,130,690
Terra Industries, Inc.	255,041	7,498,205
The Scotts Miracle-Gro Co., Class A (a)	92,398	2,184,289
The Valspar Corp. (a)	8,821	196,620
United States Lime & Minerals, Inc. *	5,054	194,630
Universal Stainless & Alloy Products, Inc. (a) *	5,398	137,919
Worthington Industries, Inc. (a)	177,213	2,647,562

		45,975,999

Media 0.1%
Carmike Cinemas, Inc.	560	2,061
Cinemark Holdings, Inc. (a)	1,210	16,456
Fisher Communications, Inc. (a)	3,850	151,690
Knology, Inc. (a) *	170	1,372
LodgeNet Interactive Corp. (a) *	20,449	41,511
Mediacom Communications Corp., Class A (a) *	22,441	132,851
New Frontier Media, Inc.	1,183	2,815
RCN Corp. (a) *	15,369	188,424

		537,180

Pharmaceuticals & Biotechnology 4.5%
Accelrys, Inc. (a) *	4,538	24,914
Affymetrix, Inc. (a) *	180,366	1,396,033
Albany Molecular Research, Inc. (a) *	9,565	173,031
Alexion Pharmaceuticals, Inc. (a) *	88,648	3,483,866
Bio-Rad Laboratories, Inc., Class A *	2,476	245,421
Bioanalytical Systems, Inc. *	3,360	16,195
CV Therapeutics, Inc. (a) *	1,670	18,036
Harvard Bioscience, Inc. (a) *	85,930	399,575
ImClone Systems, Inc. *	57,678	3,601,414
Invitrogen Corp. (a) *	228,715	8,645,427
King Pharmaceuticals, Inc. (a) *	152,978	1,465,529

48 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Mylan, Inc. (a) *	37,994	433,891
Neurocrine Biosciences, Inc. (a) *	97,546	457,491
Noven Pharmaceuticals, Inc. (a) *	21,430	250,302
PerkinElmer, Inc. (a)	288,214	7,196,704
Pharmanet Development Group, Inc. (a) *	54,421	392,920
Varian, Inc. *	35,430	1,519,947
Watson Pharmaceuticals, Inc. (a) *	4,438	126,483

		29,847,179

Real Estate 3.7%
AmREIT, Inc., Class A	720	4,860
Ashford Hospitality Trust (a)	249,402	1,010,078
BioMed Realty Trust, Inc.	17,474	462,187
CBL & Associates Properties, Inc. (a)	177,039	3,554,943
Cedar Shopping Centers, Inc. (a)	105,632	1,396,455
DiamondRock Hospitality Co.	78,760	716,716
Douglas Emmett, Inc.	303,931	7,011,688
Extra Space Storage, Inc. (a)	100,706	1,546,844
Grubb & Ellis Co. (a)	17,350	46,845
Hersha Hospitality Trust (a)	116,141	864,089
HRPT Properties Trust	650,726	4,483,502
Investors Real Estate Trust (a)	2,377	26,599
Medical Properties Trust, Inc. (a)	141,970	1,611,360
MHI Hospitality Corp.	1,250	6,550
Mission West Properties, Inc. (a)	47,049	458,257
Monmouth Real Estate Invesment Corp., Class A (a)	51,314	399,736
One Liberty Properties, Inc.	26,650	470,906
Ramco-Gershenson Properties Trust (a)	26,198	587,359
Strategic Hotels & Resorts, Inc.	12,800	96,640
Sunstone Hotel Investors, Inc.	14,751	199,139
Supertel Hospitality, Inc.	14,857	60,171

		25,014,924

Retailing 4.8%
1-800-FLOWERS.COM, Inc., Class A *	60,661	365,179
99 Cents Only Stores (a) *	55,930	613,552
A.C. Moore Arts & Crafts, Inc. (a) *	18,105	113,518
AMCON Distributing Co.	1,300	31,850
AnnTaylor Stores Corp. (a) *	5,741	118,494
Big Lots, Inc. (a) *	208,846	5,812,184
Books-A-Million, Inc.	37,920	189,600
Borders Group, Inc. (a)	182,500	1,197,200
Charming Shoppes, Inc. (a) *	11,065	54,108
Collective Brands, Inc. (a) *	26,928	493,052
Conn’s, Inc. (a) *	12,900	241,359
Dollar Tree, Inc. *	185,855	6,757,688
Educational Development Corp.	764	3,740
Family Dollar Stores, Inc. (a)	12,412	294,164
Franklin Covey Co. *	49,290	356,860
Fred’s, Inc., Class A (a)	3,040	43,229
Hastings Entertainment, Inc. *	26,860	155,519
Haverty Furniture Cos., Inc. (a)	44,031	503,715
Hot Topic, Inc. (a) *	1,923	12,711
HSN, Inc. (a) *	74,594	821,280
Jo-Ann Stores, Inc. (a) *	65,809	1,380,673
Jos. A. Bank Clothiers, Inc. (a) *	17,013	571,637
Lithia Motors, Inc., Class A (a)	1,048	4,517
Monro Muffler Brake, Inc. (a)	2,781	64,130
Netflix, Inc. (a) *	76,118	2,350,524
New York & Co, Inc. (a) *	55,700	531,378
RadioShack Corp.	159,060	2,748,557
Retail Ventures, Inc. (a) *	4,441	17,320
REX Stores Corp. (a) *	24,448	282,374
Stage Stores, Inc. (a)	59,431	811,827
Stein Mart, Inc. (a)	22,164	86,661
Systemax, Inc. (a)	13,438	188,938
The Children’s Place Retail Stores, Inc. *	65,530	2,185,425
The Finish Line, Inc., Class A (a)	40,742	407,013
The Pep Boys - Manny, Moe & Jack (a)	115,870	716,077
The Talbots, Inc. (a)	67,710	887,001
West Marine, Inc. (a) *	25,020	149,119
Zale Corp. (a) *	15,994	399,850

		31,962,023

Semiconductors & Semiconductor Equipment 4.7%
Actel Corp. (a) *	67,495	842,338
Aetrium, Inc. (a) *	7,101	21,232
Applied Micro Circuits Corp. (a) *	790	4,724
CEVA, Inc. (a) *	50,470	418,901
Cirrus Logic, Inc. (a) *	177,932	969,729
Cypress Semiconductor Corp. (a) *	254,509	1,328,537
Fairchild Semiconductor International, Inc. *	198,334	1,763,189
FEI Co. *	90,663	2,158,686
Integrated Device Technology, Inc. (a) *	517,000	4,022,260
Integrated Silicon Solution, Inc. *	54,870	126,750
IXYS Corp. (a)	2,824	25,670
LSI Corp. (a) *	65,416	350,630
Micron Technology, Inc. (a) *	962,362	3,897,566
Microtune, Inc. *	222	595
Pericom Semiconductor Corp. *	43,930	461,265
PMC-Sierra, Inc. (a) *	517,868	3,842,581
Semitool, Inc. (a) *	12,483	102,111
Skyworks Solutions, Inc. (a) *	454,433	3,799,060
Standard Microsystems Corp. *	22,535	562,924
Teradyne, Inc. *	371,780	2,903,602
TriQuint Semiconductor, Inc. (a) *	340,515	1,631,067
Ultratech, Inc. (a) *	53,821	651,234
Veeco Instruments, Inc. (a) *	85,946	1,272,860

		31,157,511

Software & Services 12.8%
Adept Technology, Inc. *	1,420	12,411
AsiaInfo Holdings, Inc. (a) *	49,492	454,337
Astea International, Inc. (a) *	8,570	33,766
Bottomline Technologies, Inc. (a) *	5,047	52,489
CACI International, Inc., Class A (a) *	22,602	1,132,360
CIBER, Inc. (a) *	163,269	1,141,250
Computer Task Group, Inc. *	29,950	194,675
Compuware Corp. (a) *	348,942	3,381,248
Convergys Corp. (a) *	367,834	5,436,586
CSG Systems International, Inc. *	13,353	234,078

See financial notes 49

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

CSP, Inc. (a) *	9,451	49,901
Dynamics Research Corp. *	18,374	141,112
EarthLink, Inc. *	302,752	2,573,392
Edgewater Technology, Inc. *	33,993	165,206
Fair Isaac Corp. (a)	32,025	738,176
Gevity HR, Inc. (a)	49,469	360,134
GSI Commerce, Inc. (a) *	49,016	758,768
Hackett Group, Inc. (a) *	23,624	128,515
Hewitt Associates, Inc., Class A (a) *	224,574	8,183,477
IAC/InterActiveCorp (a) *	186,487	3,226,225
Interwoven, Inc. (a) *	113,500	1,602,620
INX, Inc. *	1,080	7,333
JDA Software Group, Inc. *	75,752	1,152,188
Keynote Systems, Inc. (a) *	29,014	384,435
Lawson Software, Inc. *	378,901	2,652,307
Magma Design Automation, Inc. (a) *	22,013	88,492
Manhattan Associates, Inc. (a) *	220	4,915
MAXIMUS, Inc.	54,634	2,012,717
Mentor Graphics Corp. *	137,594	1,561,692
Metavante Technologies, Inc. *	3,320	63,943
ModusLink Global Solutions, Inc. (a) *	93,860	901,995
Ness Technologies, Inc. (a) *	86,221	988,955
NetScout Systems, Inc. (a) *	82,166	874,246
Novell, Inc. (a) *	953,564	4,901,319
Online Resources Corp. (a) *	1,240	9,635
OPNET Technologies, Inc. (a) *	1,640	19,975
Perot Systems Corp., Class A *	227,578	3,948,478
Progress Software Corp. (a) *	12,582	327,006
QAD, Inc. (a)	39,060	270,295
Quest Software, Inc. (a) *	74,240	942,106
Radiant Systems, Inc. (a) *	58,793	510,911
Retalix Ltd. (a) *	3,772	45,905
S1 Corp. (a) *	102,521	627,429
Sapient Corp. (a) *	18,420	136,861
Servidyne, Inc. (a)	754	3,227
Soapstone Networks, Inc. (a) *	19,713	66,039
Solera Holdings, Inc. (a) *	157,857	4,533,653
Sonic Solutions (a) *	13,138	57,807
SPSS, Inc. (a) *	51,700	1,517,912
SumTotal Systems, Inc. *	52,651	215,343
Sybase, Inc. (a) *	256,161	7,843,650
Synopsys, Inc. *	353,755	7,057,412
Take-Two Interactive Software, Inc. (a) *	48,011	787,380
TechTeam Global, Inc. *	26,600	197,372
TeleCommunication Systems, Inc., Class A (a) *	5,794	40,037
TIBCO Software, Inc. (a) *	163,479	1,196,666
TNS, Inc. *	54,365	1,053,050
TSR, Inc.	2,139	5,112
Unisys Corp. (a) *	92,817	255,247
United Online, Inc. (a)	183,353	1,725,352
Vignette Corp. (a) *	76,256	818,989
Websense, Inc. (a) *	124,851	2,790,420
Website Pros, Inc. (a) *	83,361	450,149
Wind River Systems, Inc. (a) *	213,034	2,130,340

		85,179,021

Technology Hardware & Equipment 4.4%
ADC Telecommunications, Inc. (a) *	308,816	2,609,495
Arrow Electronics, Inc. *	2,998	78,608
Astro-Med, Inc.	15,610	146,578
Avnet, Inc. *	141,313	3,480,539
Avocent Corp. (a) *	13,169	269,438
AVX Corp. (a)	65,610	668,566
BigBand Networks (a) *	33,249	122,689
Black Box Corp.	47,851	1,652,295
Coherent, Inc. (a) *	59,892	2,129,161
CommScope, Inc. (a) *	383	13,267
Communications Systems, Inc.	21,480	228,547
CTS Corp. (a)	100,155	1,279,981
Data I/O Corp. (a) *	10,304	43,174
Digi International, Inc. (a) *	14,478	147,676
Electro Scientific Industries, Inc. *	82,347	1,170,974
Electronics for Imaging, Inc. (a) *	9,426	131,304
EMS Technologies, Inc. *	21,807	486,514
Emulex Corp. (a) *	268,530	2,865,215
Gerber Scientific, Inc. (a) *	55,406	506,411
Imation Corp. (a)	1,610	36,370
Insight Enterprises, Inc. (a) *	124,171	1,665,133
IntriCon Corp. *	9,530	37,548
Itron, Inc. (a) *	3,554	314,636
Keithley Instruments, Inc. (a)	2,890	24,189
KVH Industries, Inc. *	1,180	10,844
LeCroy Corp. (a) *	13,709	105,422
Loral Space & Communications, Inc. (a) *	5,657	83,554
Measurement Specialties, Inc. (a) *	38,491	671,283
Mercury Computer Systems, Inc. (a) *	11,991	106,720
Mesa Laboratories, Inc.	2,568	54,570
Methode Electronics, Inc. (a)	8,258	73,827
Mettler-Toledo International, Inc. *	6,864	672,672
MOCON, Inc.	3,557	37,171
MTS Systems Corp. (a)	436	18,356
O.I. Corp.	4,685	52,472
Oplink Communications, Inc. (a) *	42,644	514,713
Optical Cable Corp. (a) *	970	4,025
OSI Systems, Inc. (a) *	41,620	978,486
PC-Tel, Inc. (a)	4,350	40,542
Perceptron, Inc. *	18,668	101,927
Richardson Electronics Ltd.	4,080	25,296
Schmitt Industries, Inc. *	1,892	11,967
Sigmatron International, Inc. *	690	3,381
Super Micro Computer, Inc. (a) *	14,855	133,844
SYNNEX Corp. (a) *	8,610	192,347
Tekelec (a) *	82,768	1,157,924
TESSCO Technologies, Inc. *	11,080	141,824
Tollgrade Communications, Inc. *	31,971	134,278
Vishay Intertechnology, Inc. (a) *	480,376	3,180,089
Zygo Corp. (a) *	51,155	643,530

		29,259,372

Telecommunication Services 1.7%
CenturyTel, Inc. (a)	246,468	9,033,052
D&E Communications, Inc. (a)	37,078	279,939
HickoryTech Corp.	4,673	27,150

50 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Hungarian Telephone & Cable Corp. (a) *	490	9,751
Premiere Global Services, Inc. (a) *	94,195	1,324,382
Syniverse Holdings, Inc. *	49,530	822,693
USA Mobility, Inc. *	7,320	80,520

		11,577,487

Transportation 2.1%
Air T., Inc.	490	4,410
B & H Ocean Carriers Ltd. *	7,460	60,799
Con-way, Inc. (a)	12,090	533,290
Dynamex, Inc. (a) *	27,778	790,562
Genco Shipping & Trading Ltd. (a)	61,274	2,036,748
International Shipholding Corp. (a) *	8,179	179,120
Kansas City Southern (a) *	73,498	3,260,371
Pacer International, Inc. (a)	101,832	1,677,173
Park-Ohio Holdings Corp. *	7,860	140,615
Ryder System, Inc. (a)	36,120	2,239,440
Saia, Inc. *	18,499	245,667
TBS International Ltd., Class A (a) *	19,830	266,912
USA Truck, Inc. *	6,300	100,485
UTI Worldwide, Inc. (a)	12,248	208,461
YRC Worldwide, Inc. (a) *	173,098	2,070,252

		13,814,305

Utilities 6.8%
Alliant Energy Corp.	273,302	8,803,057
Artesian Resources Corp., Class A	10,340	175,056
Avista Corp. (a)	10,280	223,179
CH Energy Group, Inc. (a)	8,740	380,802
CMS Energy Corp. (a)	537,689	6,704,982
Delta Natural Gas Co., Inc.	7,105	181,959
El Paso Electric Co. (a) *	67,820	1,424,220
Energy West, Inc.	2,405	20,443
Florida Public Utilities Co.	1,258	16,228
IDACORP, Inc. (a)	3,580	104,142
Maine & Maritimes Corp. *	3,843	126,627
MDU Resources Group, Inc.	373,607	10,834,603
Northeast Utilities (a)	130,330	3,342,964
NorthWestern Corp. (a)	109,205	2,744,322
ONEOK, Inc. (a)	2,330	80,152
Pennichuck Corp. (a)	3,134	72,082
Pepco Holdings, Inc. (a)	136,912	3,136,654
Portland General Electric Co. (a)	10,529	249,116
RGC Resources, Inc.	3,037	85,917
Sierra Pacific Resources (a)	491,430	4,707,899
Southwest Water Co. (a)	1,190	15,173
The Empire District Electric Co. (a)	130	2,776
UIL Holdings Corp. (a)	9,180	315,149
Unisource Energy Corp.	49,190	1,435,856
Unitil Corp.	3,460	90,271
Westar Energy, Inc. (a)	565	13,018
WGL Holdings, Inc. (a)	12,753	413,835

		45,700,482

Total Common Stock (Cost $719,006,806)		660,362,327

End of Investments.

Collateral Invested for Securities on Loan 9.4% of net assets
State Street Navigator Security Lending Prime Portfolio	62,874,222	62,874,222

End of collateral invested for securities on loan.

At 09/30/08, the tax basis cost of the fund’s investments was $719,636,951 and the unrealized appreciation and depreciation were $43,773,594 and ($103,048,218), respectively, with a net unrealized depreciation of ($59,274,624).

*	Non-income producing security.
(a)	All or a portion of this security is on loan.

See financial notes 51

 Laudus Rosenberg U.S. Discovery Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value including $61,255,551 of securities on loan (cost $719,006,806)		$660,362,327
Collateral invested for securities on loan		62,874,222
Receivables:
Investments sold		16,055,863
Fund shares sold		1,068,106
Dividends		685,221
Income from securities on loan		90,179
Prepaid expenses	+	48,390

Total assets		741,184,308

Liabilities
Collateral invested for securities on loan		62,874,222
Payables:
Investments bought		4,884,529
Investment adviser fees		49,548
Payable to custodian		3,337,153
Fund shares redeemed		2,396,569
Distribution and shareholder services fees		137,010
Accrued expenses	+	128,155

Total liabilities		73,807,186

Net Assets
Total assets		741,184,308
Total liabilities	−	73,807,186

Net assets		$667,377,122
Net Assets by Source
Capital received from investors		682,720,679
Net investment income not yet distributed		1,807,799
Net realized capital gains		41,493,123
Net unrealized capital losses		(58,644,479)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$146,453,050		9,763,821		$15.00
Select Shares	$520,924,072		34,117,411		$15.27

52 See financial notes

 Laudus Rosenberg U.S. Discovery Fund

Statement of
Operations
For April 1, 2008 through September 30, 2008; unaudited.

Investment Income
Dividends		$4,587,302
Interest		62,951
Securities on loan	+	441,921

Total Investment Income		5,092,174

Net Realized Gains and Losses
Net realized gains on investments		50,795,740

Net Unrealized Gains and Losses
Net unrealized losses on investments		(94,095,704)

Expenses
Investment adviser fees		3,489,342
Distribution and shareholder services fees (Investor Shares)		218,595
Sub-Accounting fees (Investor Shares)		77,160
Shareholder reports		59,812
Transfer agent fees		55,789
Accounting and administration fees		38,705
Custodian fees		33,620
Professional fees		30,741
Registration fees		14,099
Trustees’ fees		10,727
Interest expense		3,811
Other expenses	+	31,525

Total expenses		4,063,926
Custody credits	−	1,118

Net expenses		4,062,808

Increase (Decrease) in Net Assets from Operations
Total investment income		5,092,174
Net expenses	−	4,062,808

Net investment income		1,029,366
Net realized gains		50,795,740
Net unrealized losses	+	(94,095,704)

Decrease in net assets from operations		($42,270,598)

See financial notes 53

 Laudus Rosenberg U.S. Discovery Fund

Statements of
Changes in Net Assets
For the current and prior report periods.
Figures for the current period are unaudited.

Operations

		4/1/08-9/30/08	4/1/07-3/31/08
Net investment income		$1,029,366	$804,464
Net realized gains		50,795,740	37,108,290
Net unrealized losses	+	(94,095,704)	(131,953,681)

Decrease in net assets from operations		(42,270,598)	(94,040,927)

Distributions to Shareholders [1]
Distributions from net realized gains
Investor Shares		—	(15,189,189)
Select Shares	+	—	(49,870,890)

Total distributions from net realized losses		—	(65,060,079)

Transactions in Fund Shares [1]

		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,204,904	$20,471,418	2,337,924	$43,513,918
Select Shares	+	4,424,015	76,180,796	8,079,718	148,548,635

Total shares sold		5,628,919	$96,652,214	10,417,642	$192,062,553

Shares Reinvested
Investor Shares		-	$-	876,426	$14,899,234
Select Shares	+	-	-	2,802,405	48,369,515

Total shares reinvested		-	$-	3,678,831	$63,268,749

Shares Redeemed
Investor Shares		(2,065,216)	($35,074,476)	(3,672,199)	($68,740,227)
Select Shares	+	(5,185,582)	(87,654,713)	(12,267,874)	(226,995,283)

Total shares redeemed		(7,250,798)	($122,729,189)	(15,940,073)	($295,735,510)

Net transactions in fund shares		(1,621,879)	($26,076,975)	(1,843,600)	($40,404,208)

Shares Outstanding and Net Assets
		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		45,503,111	$735,724,695	47,346,711	$935,229,909
Total decrease	+	(1,621,879)	(68,347,573)	(1,843,600)	(199,505,214)

End of period		43,881,232	$667,377,122	45,503,111	$735,724,695

Net investment income not yet distributed			$1,807,799		$778,433

[1]	Effective July 31, 2008, the Institutional Shares became Select Shares.

54 See financial notes

Laudus Rosenberg U.S. Small Capitalization Fund

Financial Statements

Financial Highlights

	4/1/08-		4/1/07-	4/1/06-	4/1/05-	4/1/04-	4/1/03-
Investor Shares	9/30/08*		3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	8.70		12.22	13.77	13.30	13.65	8.88

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1,2]	(0.03)	(0.03)	(0.04)	(0.02)[1]	0.01
Net realized and unrealized gains (losses)	(0.36)		(1.49)	0.11	2.37	1.26	4.98

Total from investment operations	(0.36)		(1.52)	0.08	2.33	1.24	4.99
Less distributions:
Distributions from net investment income	—		—	—	—	—	(0.02)
Distributions from net realized gains	—		(2.00)	(1.63)	(1.86)	(1.59)	(0.20)

Total distributions	—		(2.00)	(1.63)	(1.86)	(1.59)	(0.22)

Net asset value at end of period	8.34		8.70	12.22	13.77	13.30	13.65

Total return (%)	(4.14)[3]		(13.57)	0.75	18.98	9.00	56.40

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.28	[4]	1.30	1.30	1.39	1.43	1.47
Gross operating expenses	1.32	[4]	1.32	1.30	1.39	1.43	1.47
Net investment income (loss)	0.03	[4]	(0.22)	(0.25)	(0.33)	(0.15)	0.11
Portfolio turnover rate	61	[3]	68	76	69	68	76
Net assets, end of period ($ x 1,000)	166,557		183,980	269,185	311,822	297,927	272,481

	4/1/08-		4/1/07-	4/1/06-	4/1/05-	4/1/04-	4/1/03-
Select Shares	9/30/08*,5		3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	9.03		12.57	14.07	13.50	13.82	8.98

Income (loss) from investment operations:
Net investment income (loss)	0.02	[1]	0.03	0.02	0.00 [2]	0.03 [1]	0.05
Net realized and unrealized gains (losses)	(0.38)		(1.57)	0.11	2.43	1.27	5.03

Total from investment operations	(0.36)		(1.54)	0.13	2.43	1.30	5.08
Less distributions:
Distributions from net investment income	—		—	—	—	(0.03)	(0.04)
Distributions from net realized gains	—		(2.00)	(1.63)	(1.86)	(1.59)	(0.20)

Total distributions	—		(2.00)	(1.63)	(1.86)	(1.62)	(0.24)

Net asset value at end of period	8.67		9.03	12.57	14.07	13.50	13.82

Total return (%)	(3.99)[3]		(13.34)	1.11	19.46	9.36	56.83

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.98	[4]	0.96	0.95	1.04	1.09	1.13
Gross operating expenses	0.98	[4]	0.96	0.95	1.04	1.09	1.13
Net investment income (loss)	0.32	[4]	0.13	0.10	0.02	0.20	0.45
Portfolio turnover rate	61	[3]	68	76	69	68	76
Net assets, end of period ($ x 1,000)	307,940		393,939	699,921	918,813	948,225	954,275

* Unaudited.
1 Calculated based on the average shares outstanding during the period.
2 Amount is less than $0.005.
3 Not annualized.
4 Annualized.
5 Effective July 31, 2008, the Institutional Shares became Select Shares.

See financial notes 55

 Laudus Rosenberg U.S. Small Capitalization Fund

Financial Highlights continued

	4/1/08-		4/1/07-	4/1/06-	4/1/05-	4/1/04-	4/1/03-
Adviser Shares	9/30/08*		3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	8.82		12.35	13.88	13.38	13.71	8.91

Income (loss) from investment operations:
Net investment income (loss)	0.01	[1]	(0.01)	(0.02)	(0.02)	0.00 [1,2]	0.02
Net realized and unrealized gains (losses)	(0.38)		(1.52)	0.12	2.38	1.26	5.00

Total from investment operations	(0.37)		(1.53)	0.10	2.36	1.26	5.02
Less distributions:
Distributions from net investment income	—		—	—	—	—	(0.02)
Distributions from net realized gains	—		(2.00)	(1.63)	(1.86)	(1.59)	(0.20)

Total distributions	—		(2.00)	(1.63)	(1.86)	(1.59)	(0.22)

Net asset value at end of period	8.45		8.82	12.35	13.88	13.38	13.71

Total return (%)	(4.20)[3]		(13.50)	0.90	19.09	9.12	56.53

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.20	[4]	1.20	1.20	1.32	1.31	1.40
Gross operating expenses	1.23	[4]	1.21	1.20	1.32	1.31	1.40
Net investment income (loss)	0.10	[4]	(0.12)	(0.14)	(0.24)	(0.01)	0.19
Portfolio turnover rate	61	[3]	68	76	69	68	76
Net assets, end of period ($ x 1,000)	25,690		34,799	48,923	49,952	41,104	44,059

* Unaudited.
1 Calculated based on the average shares outstanding during the period.
2 Amount is less than $0.005.
3 Not annualized.
4 Annualized.

56 See financial notes

 Laudus Rosenberg U.S. Small Capitalization Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

99.9%		Common Stock	520,804,475	499,884,412

99.9%		Total Investments	520,804,475	499,884,412
9.6%		Collateral Invested for Securities on Loan	47,773,839	47,773,839
(9	.5)%	Other Assets and Liabilities, Net		(47,471,171)

100.0%		Net Assets		500,187,080

	Number	Value
Security	of Shares	($)

Common Stock 99.9% of net assets

Automobiles & Components 0.2%
Hawk Corp., Class A *	17,140	345,028
Motorcar Parts of America, Inc. *	47,600	287,504
Standard Motor Products, Inc.	52,504	326,575

		959,107

Banks 5.2%
Alliance Financial Corp. (a)	620	14,260
Astoria Financial Corp.	42,349	877,895
BancFirst Corp. (a)	27,663	1,336,953
Banco Latinoamericano de Exportaciones, S.A., Class E (a)	136,565	1,969,267
Bank of Hawaii Corp. (a)	17,500	935,375
Berkshire Bancorp, Inc.	770	7,685
Britton & Koontz Capital Corp.	1,039	14,016
Carver Bancorp, Inc.	14,700	99,225
Central Virginia Bankshares, Inc.	670	5,494
Centrue Financial Corp.	8,242	115,058
CFS Bancorp, Inc. (a)	23,432	216,746
Codorus Valley Bancorp, Inc. (a)	1,800	22,896
Commerce Bancshares, Inc. (a)	19,900	923,360
Community Capital Corp. (a)	1,618	15,468
Community Financial Corp.	280	1,638
Cullen/Frost Bankers, Inc. (a)	16,200	972,000
Farmers Capital Bank Corp. (a)	1,755	47,420
Fidelity Bancorp, Inc.	60	788
First BancTrust Corp.	10,690	102,517
First Defiance Financial Corp.	24,036	264,636
First Federal Bancshares of Arkansas, Inc. (a)	16,226	160,637
First M&F Corp.	4,872	55,687
First Niagara Financial Group, Inc. (a)	114,780	1,807,785
First Place Financial Corp.	1,871	24,042
FirstMerit Corp. (a)	44,800	940,800
FNB Corp.	9,142	66,828
Gateway Financial Holdings, Inc. (a)	4,056	21,700
GS Financial Corp.	8,330	128,365
Guaranty Bancorp *	5,499	33,544
Guaranty Federal Bancshares, Inc.	6,872	78,341
Habersham Bancorp (a)	20,649	113,983
Hancock Holding Co. (a)	32,300	1,647,300
Hawthorn Bancshares, Inc.	1,498	36,506
HF Financial Corp.	24,416	347,806
Hingham Institution for Savings	2,660	71,820
HMN Financial, Inc. (a)	16,120	199,566
Hopfed Bancorp, Inc.	1,871	21,030
Horizon Bancorp	6,873	151,275
Independent Bank Corp.	1,946	12,046
International Bancshares Corp. (a)	22,100	596,700
LSB Financial Corp.	2,600	43,745
Monarch Community Bancorp, Inc.	5,808	53,724
MutualFirst Financial, Inc. (a)	5,483	53,514
National Penn Bancshares, Inc. (a)	101,350	1,479,710
New Hampshire Thrift Bancshares, Inc. (a)	1,646	14,814
Northeast Bancorp	82	945
Pacific Premier Bancorp, Inc. *	351	1,918
Park Bancorp, Inc. (a)	6,718	120,924
Parkvale Financial Corp.	28,120	442,890
Peoples Bancorp of North Carolina	558	6,294
Premier Financial Bancorp, Inc.	2,817	27,466
Prosperity Bancshares, Inc. (a)	45,031	1,530,604
Provident Financial Holdings, Inc. (a)	2,969	26,127
QCR Holdings, Inc.	761	10,121
Rurban Financial Corp.	7,696	69,264
Security National Financial Corp., Class A *	19,022	45,463
Simmons First National Corp., Class A (a)	2,510	89,356
Southern Missouri Bancorp, Inc.	8,300	108,315
Southwest Bancorp, Inc. (a)	76,787	1,356,826
StellarOne Corp. (a)	1,077	22,262
Sun Bancorp, Inc. (a) *	9,235	125,134
SVB Financial Group (a) *	32,635	1,890,219
Team Financial, Inc. (a)	10,017	22,037
TF Financial Corp.	10,476	240,948
The South Financial Group, Inc. (a)	3,145	23,053
UMB Financial Corp. (a)	11,500	603,980
United Bancshares, Inc.	10,998	116,799
United Community Financial Corp. (a)	34,360	171,800
United Western Bancorp, Inc.	27,970	349,625
Valley National Bancorp (a)	43,025	901,804
Wainwright Bank & Trust Co.	30,432	258,672
WSFS Financial Corp. (a)	25,661	1,539,660

See financial notes 57

 Laudus Rosenberg U.S. Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

WVS Financial Corp. (a)	911	14,940

		26,221,411

Capital Goods 8.1%
Aircastle Ltd. (a)	191,262	1,895,407
Allied Motion Technologies, Inc. *	43,156	224,843
Ampco-Pittsburgh Corp. (a)	1,886	48,847
Armstrong World Industries, Inc.	55,256	1,596,898
Beacon Roofing Supply, Inc. (a) *	5	78
BlueLinx Holdings, Inc. (a)	10,730	56,762
C&D Technologies, Inc. (a) *	12,728	72,295
Chicago Rivet & Machine Co.	4,920	97,170
Coleman Cable, Inc. (a) *	3,509	35,195
Columbus McKinnon Corp. *	300	7,071
Edac Technologies Corp. *	19,163	62,663
EnPro Industries, Inc. (a) *	95,745	3,557,884
Esterline Technologies Corp. (a) *	25,458	1,007,882
Federal Signal Corp. (a)	124,113	1,700,348
Griffon Corp. (a) *	125,550	1,132,461
Hardinge, Inc. (a)	67,089	852,030
Herley Industries, Inc. (a) *	9,535	163,049
Hurco Cos., Inc. (a) *	30,900	913,713
Insteel Industries, Inc. (a)	38,883	528,420
K-Tron International, Inc. (a) *	19,697	2,537,565
Kadant, Inc. (a) *	33,965	773,383
Lawson Products, Inc. (a)	7,982	220,702
Lydall, Inc. (a) *	32,972	317,520
MasTec, Inc. (a) *	177,500	2,358,975
Meadow Valley Corp. *	18,265	179,910
MFRI, Inc. (a) *	3,561	40,061
Mueller Industries, Inc.	50,923	1,171,738
NCI Building Systems, Inc. (a) *	14,740	467,995
NN, Inc. (a)	17,190	220,892
Patrick Industries, Inc. *	300	1,632
Perini Corp. (a) *	59,930	1,545,595
PowerSecure International, Inc. (a) *	14,937	90,518
Preformed Line Products Co.	5,274	307,685
Regal-Beloit Corp. (a)	230,460	9,799,159
Rush Enterprises, Inc., Class A (a) *	11,618	148,710
SL Industries, Inc. *	34,560	457,920
Standex International Corp. (a)	84,680	2,349,870
Tech/Ops Sevcon, Inc.	7,056	30,341
Tecumseh Products Co., Class A (a) *	28,437	712,063
Tecumseh Products Co., Class B *	7,652	171,634
The Eastern Co.	23,001	310,514
The L.S. Starrett Co., Class A	25,886	477,079
Todd Shipyards Corp.	400	5,400
Tredegar Corp.	9,888	175,908
TriMas Corp. (a) *	13,970	91,643
Twin Disc, Inc. (a)	72,155	992,853
United Capital Corp. (a) *	3,310	87,682
Willis Lease Finance Corp. (a) *	64,021	715,115

		40,713,078

Commercial & Professional Supplies 4.8%
A.T. Cross Co., Class A (a) *	15,261	102,707
ABM Industries, Inc.	480	10,483
Avalon Holdings Corp., Class A *	9,680	32,428
Casella Waste Systems, Inc., Class A (a) *	19,928	233,955
CDI Corp. (a)	112,090	2,502,970
Champion Industries, Inc. (a)	20,520	73,462
Comfort Systems USA, Inc. (a)	217,469	2,905,386
Deluxe Corp. (a)	122,449	1,762,041
Ecology & Environment, Inc., Class A	15,800	154,840
GP Strategies Corp. *	22,050	167,580
Hudson Highland Group, Inc. *	1,830	12,718
ICT Group, Inc. *	28,990	233,369
Industrial Services of America, Inc. (a)	940	9,635
Kelly Services, Inc., Class A (a)	196,775	3,748,564
LECG Corp. (a) *	88,482	714,050
MPS Group, Inc. (a) *	721,648	7,274,212
Nashua Corp. (a) *	20,530	164,856
National Technical Systems, Inc. (a)	10,376	54,370
RCM Technologies, Inc. *	86,052	149,730
Spherion Corp. (a) *	417,013	2,030,853
Sykes Enterprises, Inc. *	56,602	1,242,980
Tufco Technologies, Inc. *	15,856	86,098
VSE Corp. (a)	6,309	212,803
Westaff, Inc. *	27,131	9,767

		23,889,857

Consumer Durables & Apparel 3.4%
American Biltrite, Inc. *	18,550	90,802
American Greetings Corp., Class A (a)	27,185	415,659
Blyth, Inc.	38,179	432,950
CSS Industries, Inc. (a)	15,639	402,548
Culp, Inc. *	54,440	322,285
Decorator Industries, Inc. (a)	690	1,242
Flexsteel Industries, Inc.	21,910	226,549
LaCrosse Footwear, Inc.	1,158	18,528
Liz Claiborne, Inc. (a)	340,855	5,600,248
M.D.C. Holdings, Inc. (a)	12,102	442,812
Man Sang Holdings, Inc. (a) *	3,112	10,114
National Presto Industries, Inc. (a)	13,830	1,030,335
Orleans Homebuilders, Inc. (a)	1,600	6,480
P & F Industries, Inc., Class A *	10,036	22,982
Q.E.P. Co., Inc. *	14,297	76,203
R. G. Barry Corp. *	1,580	10,776
Rocky Brands, Inc. (a) *	20,400	67,932
Russ Berrie & Co., Inc. (a) *	3,110	23,854
The Warnaco Group, Inc. (a) *	152,763	6,918,636
Tupperware Brands Corp. (a)	24,730	683,290

		16,804,225

Consumer Services 3.2%
Ark Restaurants Corp.	14,652	235,018
Bob Evans Farms, Inc. (a)	152,716	4,167,620
CBRL Group, Inc. (a)	95,354	2,507,810
CEC Entertainment, Inc. *	54,857	1,821,252
Coinstar, Inc. (a) *	111,397	3,564,704
CPI Corp. (a)	22,863	245,777
Frisch’s Restaurants, Inc.	20,120	456,724
ILX Resorts, Inc. *	17,350	25,852
J. Alexander’s Corp.	29,420	164,752

58 See financial notes

 Laudus Rosenberg U.S. Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Jackson Hewitt Tax Service, Inc. (a)	26,455	405,820
Lodgian, Inc. (a) *	40,960	319,488
Red Lion Hotels Corp. *	68,041	545,689
Regis Corp. (a)	4,330	119,075
Silverleaf Resorts, Inc. (a) *	79,056	98,029
Speedway Motorsports, Inc. (a)	57,201	1,114,276
Star Buffet, Inc. (a)	1,974	7,797

		15,799,683

Diversified Financials 0.4%
California First National Bancorp	35,441	354,055
Cardtronics, Inc. (a) *	2,202	17,308
Interactive Brokers Group, Inc., Class A (a) *	64,500	1,429,965
MicroFinancial, Inc.	14,610	58,002
United PanAm Financial Corp. *	9,050	33,304

		1,892,634

Energy 8.7%
Adams Resources & Energy, Inc.	18,433	419,904
ATP Oil & Gas Corp. (a) *	49,011	872,886
Bill Barrett Corp. (a) *	32,691	1,049,708
Callon Petroleum Co. *	43,400	782,502
Clayton Williams Energy, Inc. (a) *	1,420	100,153
Contango Oil & Gas Co. (a) *	3,700	199,726
Dawson Geophysical Co. (a) *	52,798	2,465,139
Energy Partners Ltd. (a) *	39,900	345,933
Geokinetics, Inc. (a) *	11,800	224,200
Gulf Island Fabrication, Inc. (a)	26,052	898,012
GulfMark Offshore, Inc. (a) *	85,367	3,831,271
International Coal Group, Inc. (a) *	17,912	111,771
ION Geophysical Corp. (a) *	233,599	3,314,770
James River Coal Co. (a) *	13,313	292,753
McMoRan Exploration Co. (a) *	124,892	2,952,447
Parallel Petroleum Corp. (a) *	55,800	525,636
Penn Virginia Corp.	110,005	5,878,667
Petroleum Development Corp. (a) *	17,428	773,280
Pioneer Drilling Co. *	78,687	1,046,537
Rosetta Resources, Inc. (a) *	166,503	3,056,995
Ship Finance International Ltd. (a)	105,646	2,277,728
Stone Energy Corp. (a) *	69,173	2,928,093
Swift Energy Co. (a) *	103,503	4,004,531
Teekay Corp. (a)	135,814	3,582,773
Teekay Tankers Ltd., Class A (a)	20,850	352,990
TXCO Resources, Inc. (a) *	87,927	882,787
Venoco, Inc. (a) *	27,040	351,520

		43,522,712

Food & Staples Retailing 0.8%
Nash Finch Co. (a)	57,512	2,479,917
The Andersons, Inc. (a)	2,960	104,251
Village Super Market, Inc., Class A (a)	16,741	798,044
Weis Markets, Inc. (a)	17,519	630,859

		4,013,071

Food, Beverage & Tobacco 1.4%
Cal-Maine Foods, Inc. (a)	64,375	1,766,450
Chiquita Brands International, Inc. (a) *	146,640	2,318,378
Diamond Foods, Inc.	30,403	852,196
Omega Protein Corp. (a) *	59,008	693,934
Overhill Farms, Inc. *	17,480	90,022
Seneca Foods Corp., Class B *	2,175	44,544
Smart Balance, Inc. (a) *	1,987	13,035
Tasty Baking Co. (a)	33,007	136,319
The Boston Beer Co., Inc., Class A (a) *	21,842	1,037,277

		6,952,155

Health Care Equipment & Services 8.0%
Advanced Medical Optics, Inc. (a) *	60,720	1,079,602
Allied Healthcare Products, Inc. *	47,975	273,937
American Dental Partners, Inc. (a) *	22,097	258,535
American Medical Systems Holdings, Inc. (a) *	35,184	624,868
American Shared Hospital Services *	2,295	4,406
Anika Therapeutics, Inc. (a) *	1,329	9,609
Atrion Corp. (a)	9,980	1,028,239
Capital Senior Living Corp. (a) *	1,385	10,526
Cardiac Science Corp. (a) *	109,630	1,135,767
CONMED Corp. (a) *	95,728	3,063,296
Cynosure, Inc., Class A (a) *	1,345	24,129
Datascope Corp. (a)	102,063	5,269,513
Dynacq Healthcare, Inc. *	1,269	4,886
ev3, Inc. (a) *	20,013	200,930
Integra LifeSciences Holdings (a) *	72,296	3,183,193
Invacare Corp. (a)	123,662	2,985,201
Kewaunee Scientific Corp. (a)	16,981	191,036
Kindred Healthcare, Inc. (a) *	141,673	3,905,925
MedCath Corp. (a) *	56,525	1,012,928
MTS Medication Technologies *	2,190	11,038
National Dentex Corp. (a) *	10,575	64,507
National Healthcare Corp. (a)	15,265	719,287
Orthofix International N.V. (a) *	69,572	1,296,126
Osteotech, Inc. (a) *	16,491	70,252
Skilled Healthcare Group, Inc., Class A (a) *	54,455	865,290
SonoSite, Inc. (a) *	40,159	1,260,993
Span-America Medical Systems, Inc.	20,260	241,094
SRI/Surgical Express, Inc. *	3,202	10,406
SunLink Health Systems, Inc. (a) *	2,240	5,914
Symmetry Medical, Inc. *	135,990	2,523,974
Theragenics Corp. (a) *	56,575	176,514
Thoratec Corp. *	3,870	101,587
Universal American Financial Corp. (a) *	95,192	1,160,390
Wright Medical Group, Inc. (a) *	117,813	3,586,228
Zoll Medical Corp. (a) *	117,088	3,831,119

		40,191,245

See financial notes 59

 Laudus Rosenberg U.S. Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Household & Personal Products 1.2%
Cascade International, Inc.
(a)(b)(c)(d) *	37,660	—
Elizabeth Arden, Inc. (a) *	98,409	1,931,769
Inter Parfums, Inc. (a)	60,008	813,708
Natural Alternative International, Inc. (a) *	34,822	245,495
Nu Skin Enterprises, Inc., Class A (a)	60,380	979,364
Nutraceutical International Corp. (a) *	22,113	244,349
Oil-Dri Corp. of America	26,649	450,901
Physicians Formula Holdings, Inc. *	54,012	321,371
Revlon, Inc. *	36,454	541,342
Schiff Nutrition International, Inc. *	73,780	503,917

		6,032,216

Insurance 3.0%
American Physicians Service Group, Inc.	24,102	510,239
American Safety Insurance Holdings Ltd. (a) *	37,041	559,690
CastlePoint Holdings Ltd.	19,370	215,588
Kansas City Life Insurance Co.	29,282	1,346,972
National Financial Partners Corp. (a)	37,777	566,655
National Western Life Insurance Co., Class A (a)	18,862	4,565,925
PMA Capital Corp., Class A (a) *	12,043	106,219
Presidential Life Corp. (a)	70,275	1,109,642
Reinsurance Group of America, Inc., Class A (a)	91,472	4,939,488
The National Security Group, Inc.	1,000	14,380
Unico American Corp. *	41,565	340,833
Universal Insurance Holdings, Inc. (a)	156,050	543,054

		14,818,685

Materials 6.7%
A. Schulman, Inc.	229,173	4,533,042
American Pacific Corp. (a) *	14,245	186,040
Arch Chemicals, Inc. (a)	72,304	2,552,331
Bway Holding Co. (a) *	1,990	23,343
Chemtura Corp.	113,051	515,513
Continental Materials Corp. *	5,949	121,211
Ferro Corp. (a)	169,454	3,406,025
Friedman Industries, Inc.	23,084	153,509
H.B. Fuller Co. (a)	62,830	1,311,262
Hercules, Inc. (a)	88,929	1,759,905
Innophos Holdings, Inc. (a)	89,898	2,191,713
Innospec, Inc. (a)	60,986	735,491
Kronos Worldwide, Inc. (a)	630	8,348
Minerals Technologies, Inc. (a)	80,264	4,764,471
Olin Corp. (a)	93,480	1,813,512
Olympic Steel, Inc. (a)	1,080	31,849
Penford Corp. (a)	8,064	142,652
PolyOne Corp. (a) *	270,228	1,742,971
Schweitzer-Mauduit International, Inc. (a)	63,020	1,196,750
Stepan Co. (a)	37,660	2,055,106
The Scotts Miracle-Gro Co., Class A (a)	2,166	51,204
Universal Stainless & Alloy Products, Inc. (a) *	7,002	178,901
Worthington Industries, Inc. (a)	256,793	3,836,487

		33,311,636

Media 0.1%
Cinemark Holdings, Inc. (a)	470	6,392
Fisher Communications, Inc.	3,809	150,074
LodgeNet Interactive Corp. (a) *	35,993	73,066
Mediacom Communications Corp., Class A (a) *	8,554	50,640
RCN Corp. (a) *	20,244	248,191

		528,363

Pharmaceuticals & Biotechnology 2.3%
Affymetrix, Inc. (a) *	310,620	2,404,199
Albany Molecular Research, Inc. (a) *	27,196	491,976
Alexion Pharmaceuticals, Inc. (a) *	114,104	4,484,287
Bioanalytical Systems, Inc. *	580	2,796
Cambrex Corp. (a) *	2,670	16,420
Celera Corp. (a) *	390	6,025
CV Therapeutics, Inc. (a) *	58,632	633,225
Harvard Bioscience, Inc. (a) *	111,880	520,242
Medicis Pharmaceutical Corp., Class A (a)	4,768	71,091
Neurocrine Biosciences, Inc. (a) *	104,200	488,698
Noven Pharmaceuticals, Inc. (a) *	7,040	82,227
PAREXEL International Corp. *	1	29
Pharmanet Development Group, Inc. (a) *	79,390	573,196
Varian, Inc. *	46,949	2,014,112

		11,788,523

Real Estate 3.4%
AmREIT, Inc., Class A (a)	4,511	30,449
Ashford Hospitality Trust (a)	91,643	371,154
BioMed Realty Trust, Inc.	103,410	2,735,195
CBL & Associates Properties, Inc. (a)	139,151	2,794,152
Cedar Shopping Centers, Inc. (a)	145,019	1,917,151
DiamondRock Hospitality Co. (a)	216,665	1,971,652
Extra Space Storage, Inc. (a)	540	8,294
Hersha Hospitality Trust (a)	200,313	1,490,329
J.W. Mays, Inc. *	15,550	265,905
Medical Properties Trust, Inc. (a)	248,860	2,824,561
MHI Hospitality Corp.	510	2,672
Mission West Properties, Inc. (a)	83,359	811,917
Monmouth Real Estate Investment Corp., Class A (a)	8,722	67,944
One Liberty Properties, Inc.	38,130	673,757
Ramco-Gershenson Properties Trust (a)	31,507	706,387
Reis, Inc. *	943	5,611
Sunstone Hotel Investors, Inc.	1,510	20,385

60 See financial notes

 Laudus Rosenberg U.S. Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Supertel Hospitality, Inc. (a)	29,149	118,054

		16,815,569

Retailing 5.2%
1-800-FLOWERS.COM, Inc., Class A (a) *	82,938	499,287
A.C. Moore Arts & Crafts, Inc. (a) *	14,336	89,887
AMCON Distributing Co.	2,400	58,800
AnnTaylor Stores Corp. *	21,000	433,440
AutoNation, Inc. (a) *	258,800	2,908,912
Books-A-Million, Inc.	11,606	58,030
Borders Group, Inc. (a)	265,200	1,739,712
Cabela’s, Inc. *	480	5,798
Christopher & Banks Corp. (a)	136,900	1,050,023
Conn’s, Inc. (a) *	13,850	259,134
Educational Development Corp. (a)	2,503	12,252
Franklin Covey Co. *	101,431	734,361
Fred’s, Inc., Class A (a)	43,570	619,565
Hastings Entertainment, Inc. *	74,334	430,394
Haverty Furniture Cos., Inc. (a)	16,299	186,461
Jo-Ann Stores, Inc. (a) *	96,779	2,030,423
Jos. A. Bank Clothiers, Inc. (a) *	46,317	1,556,251
Monro Muffler Brake, Inc. (a)	25,823	595,478
Netflix, Inc. (a) *	86,176	2,661,115
New York & Co, Inc. *	29,690	283,243
REX Stores Corp. (a) *	51,869	599,087
Sport Chalet, Inc., Class B *	1,312	4,257
Stage Stores, Inc. (a)	159,265	2,175,560
Stein Mart, Inc. (a)	10,406	40,688
Systemax, Inc. (a)	43,916	617,459
The Children’s Place Retail Stores, Inc. *	96,900	3,231,615
The Coast Distribution System, Inc.	6,857	19,885
The Finish Line, Inc., Class A	3,980	39,760
The Pep Boys - Manny, Moe & Jack (a)	160,796	993,719
Zale Corp. *	89,106	2,227,650

		26,162,246

Semiconductors & Semiconductor Equipment 4.7%
Actel Corp. (a) *	107,282	1,338,879
Aetrium, Inc. (a) *	1,010	3,020
CEVA, Inc. (a) *	95,354	791,438
Cirrus Logic, Inc. (a) *	159,564	869,624
FEI Co. (a) *	131,912	3,140,825
Integrated Device Technology, Inc. (a) *	10,600	82,468
Integrated Silicon Solution, Inc. *	7	16
IXYS Corp. (a)	14,968	136,059
Pericom Semiconductor Corp. *	95,987	1,007,864
PLX Technology, Inc. (a) *	620	3,175
Semitool, Inc. (a) *	21,318	174,381
Skyworks Solutions, Inc. (a) *	886,572	7,411,742
Standard Microsystems Corp. (a) *	126,135	3,150,852
TriQuint Semiconductor, Inc. (a) *	483,327	2,315,136
Ultratech, Inc. (a) *	91,720	1,109,812
Veeco Instruments, Inc. (a) *	143,500	2,125,235

		23,660,526

Software & Services 15.3%
Adept Technology, Inc. *	520	4,545
Astea International, Inc. (a) *	15,683	61,791
Bottomline Technologies, Inc. (a) *	6,977	72,561
CIBER, Inc. (a) *	272,306	1,903,419
Computer Task Group, Inc. (a) *	68,846	447,499
CSG Systems International, Inc. (a) *	3,993	69,997
CSP, Inc. (a) *	19,112	100,911
Dynamics Research Corp. *	2,080	15,974
EarthLink, Inc. (a) *	484,492	4,118,182
Edgewater Technology, Inc. (a) *	71,500	347,490
Fair Isaac Corp. (a)	18,590	428,499
Gevity HR, Inc. (a)	54,723	398,383
GSI Commerce, Inc. (a) *	91,100	1,410,228
IAC/InterActiveCorp *	178,379	3,085,957
Interwoven, Inc. *	177,108	2,500,765
INX, Inc. *	1,310	8,895
JDA Software Group, Inc. *	136,075	2,069,701
Keynote Systems, Inc. (a) *	290	3,842
Lawson Software, Inc. *	553,543	3,874,801
Magma Design Automation, Inc. (a) *	14,600	58,692
MAXIMUS, Inc.	79,096	2,913,897
Mentor Graphics Corp. (a) *	400,600	4,546,810
ModusLink Global Solutions, Inc. (a) *	10,861	104,374
Ness Technologies, Inc. (a) *	160,026	1,835,498
NetScout Systems, Inc. *	95,954	1,020,951
OPNET Technologies, Inc. (a) *	9,114	111,009
Parametric Technology Corp. (a) *	53,869	991,190
Perot Systems Corp., Class A (a) *	595,985	10,340,340
Pervasive Software, Inc. (a) *	19,310	79,171
QAD, Inc. (a)	48,331	334,450
Radiant Systems, Inc. (a) *	27,246	236,768
S1 Corp. (a) *	82,505	504,931
Solera Holdings, Inc. (a) *	208,550	5,989,556
Sonic Solutions (a) *	11,457	50,411
SPSS, Inc. (a) *	123,837	3,635,854
SumTotal Systems, Inc. *	81,733	334,288
Sybase, Inc. (a) *	96,614	2,958,321
Take-Two Interactive Software, Inc. (a) *	199,852	3,277,573
TechTeam Global, Inc. *	53,045	393,594
TIBCO Software, Inc. *	8,870	64,928
TNS, Inc. (a) *	117,142	2,269,041
TSR, Inc.	25,923	61,956
Unisys Corp. (a) *	294,458	809,759
United Online, Inc. (a)	496,585	4,672,865
Vignette Corp. (a) *	71,295	765,708
Wayside Technology Group, Inc. (a)	840	6,317
Websense, Inc. (a) *	193,200	4,318,020
Website Pros, Inc. (a) *	11,506	62,132
Wind River Systems, Inc. (a) *	290,633	2,906,330

		76,578,174

See financial notes 61

 Laudus Rosenberg U.S. Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Technology Hardware & Equipment 6.8%
Astro-Med, Inc.	25,734	241,642
BigBand Networks (a) *	21,502	79,342
Black Box Corp. (a)	132,280	4,567,628
Bonso Electronic International, Inc. *	5,555	6,749
Coherent, Inc. (a) *	109,851	3,905,203
Communications Systems, Inc. (a)	57,540	612,226
CTS Corp. (a)	151,166	1,931,902
Data I/O Corp. *	5,966	24,998
Digi International, Inc. *	42,898	437,560
Electro Scientific Industries, Inc. (a) *	31,475	447,575
EMS Technologies, Inc. (a) *	27,210	607,055
Emulex Corp. (a) *	391,190	4,173,997
Gerber Scientific, Inc. (a) *	44,355	405,405
Imation Corp. (a)	144,454	3,263,216
Insight Enterprises, Inc. (a) *	246,729	3,308,636
IntriCon Corp. *	17,880	70,447
Keithley Instruments, Inc. (a)	7,705	64,491
LeCroy Corp. (a) *	10,796	83,021
Loral Space & Communications, Inc. (a) *	220	3,249
Measurement Specialties, Inc. (a) *	64,900	1,131,856
Mercury Computer Systems, Inc. (a) *	15,510	138,039
Mesa Laboratories, Inc.	1,640	34,850
MOCON, Inc.	2,137	22,332
MTS Systems Corp. (a)	33,392	1,405,803
O.I. Corp.	15,900	178,080
Oplink Communications, Inc. (a) *	85,630	1,033,554
OSI Systems, Inc. (a) *	68,578	1,612,269
Perceptron, Inc. *	30,655	167,376
Schmitt Industries, Inc. *	8,703	55,046
Tekelec (a) *	165,790	2,319,402
TESSCO Technologies, Inc. *	12,042	154,138
Tollgrade Communications, Inc. *	46,880	196,896
Vicon Industries, Inc. (a) *	33,740	173,761
Zygo Corp. (a) *	83,273	1,047,574

		33,905,318

Telecommunication Services 0.3%
D&E Communications, Inc. (a)	34,075	257,266
HickoryTech Corp.	2,830	16,442
Hungarian Telephone & Cable Corp. (a) *	6,900	137,310
Premiere Global Services, Inc. (a) *	68,048	956,755
SureWest Communications	14,740	150,348
Syniverse Holdings, Inc. (a) *	2,280	37,871
USA Mobility, Inc. (a) *	18,144	199,584

		1,755,576

Transportation 2.0%
B & H Ocean Carriers Ltd. *	16,930	137,979
Dynamex, Inc. (a) *	53,552	1,524,090
Genco Shipping & Trading Ltd. (a)	93,530	3,108,937
International Shipholding Corp. (a) *	14,642	320,660
Pacer International, Inc. (a)	159,500	2,626,965
Park-Ohio Holdings Corp. (a) *	4,496	80,433
Saia, Inc. (a) *	9,725	129,148
TBS International Ltd., Class A (a) *	45,300	609,738
USA Truck, Inc. *	5,490	87,566
YRC Worldwide, Inc. (a) *	107,859	1,289,994

		9,915,510

Utilities 4.7%
Artesian Resources Corp., Class A	14,975	253,527
Avista Corp. (a)	13,296	288,656
CH Energy Group, Inc. (a)	101,092	4,404,578
Delta Natural Gas Co., Inc.	7,716	197,607
El Paso Electric Co. *	194,846	4,091,766
Energy West, Inc.	6,389	54,307
Florida Public Utilities Co.	986	12,719
IDACORP, Inc. (a)	17,651	513,468
Maine & Maritimes Corp. *	6,777	223,302
New Jersey Resources Corp. (a)	74,106	2,659,664
NorthWestern Corp. (a)	168,224	4,227,469
Pennichuck Corp.	2,440	56,120
Portland General Electric Co. (a)	22,221	525,749
RGC Resources, Inc.	3,210	90,811
Southwest Water Co. (a)	2,122	27,056
UIL Holdings Corp. (a)	39,234	1,346,903
Unisource Energy Corp.	160,033	4,671,363
Unitil Corp. (a)	300	7,827

		23,652,892

Total Common Stock (Cost $520,804,475)		499,884,412

End of Investments.

Collateral Invested for Securities on Loan 9.6% of net assets
State Street Navigator Security Lending Prime Portfolio	47,773,839	47,773,839

End of collateral invested for securities on loan.

At 09/30/2008, the tax basis cost of the fund’s investments was $521,064,608 and the unrealized appreciation and depreciation were $41,264,751 and ($62,444,947), respectively, with a net unrealized depreciation of ($21,180,196).

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by management.
(c)	Bankrupt security/delisted.
(d)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.

62 See financial notes

 Laudus Rosenberg U.S. Small Capitalization Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value including securities on loan of $46,508,094 (cost $520,804,475)		$499,884,412
Collateral invested for securities on loan		47,773,839
Receivables:
Investments sold		26,056,486
Dividends		564,913
Fund shares sold		261,964
Income from securities on loan		105,444
Prepaid expenses	+	42,437

Total assets		574,689,495

Liabilities
Collateral invested for securities on loan		47,773,839
Payables:
Investments bought		17,100,390
Investment adviser fees		37,532
Fund shares redeemed		6,227,028
Payable to custodian		2,972,882
Distribution and shareholder services fees		188,666
Accrued expenses	+	202,078

Total liabilities		74,502,415

Net Assets
Total assets		574,689,495
Total liabilities	−	74,502,415

Net assets		$500,187,080
Net Assets by Source
Capital received from investors		468,552,771
Net investment income not yet distributed		696,031
Net realized capital gains		51,858,341
Net unrealized capital losses		(20,920,063)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$166,557,317		19,971,468		$8.34
Select Shares	$307,939,627		35,512,610		$8.67
Adviser Shares	$25,690,136		3,038,763		$8.45

See financial notes 63

 Laudus Rosenberg U.S. Small Capitalization Fund

Statement of
Operations
For April 1, 2008 through September 30, 2008; unaudited.

Investment Income
Dividends		$3,348,171
Interest		55,932
Securities on loan	+	469,918

Total Investment Income		3,874,021

Net Realized Gains and Losses
Net realized gains on investments		55,066,915

Net Unrealized Gains and Losses
Net unrealized losses on investments		(73,622,014)

Expenses
Investment adviser fees		2,676,742
Distribution and shareholder services fees
Investor Shares		234,701
Adviser Shares		44,024
Sub-Accounting fees (Investor Shares)		76,136
Transfer agent fees		64,695
Shareholder reports		39,707
Accounting and administration fees		33,754
Professional fees		28,908
Custodian fees		19,705
Interest expense		13,944
Registration fees		12,970
Trustees’ fees		8,665
Other expenses	+	26,384

Total expenses		3,280,335
Expense reduction by adviser	−	33,447
Custody credits	−	3,723

Net expenses		3,243,165

Increase (Decrease) in Net Assets from Operations
Total investment income		3,874,021
Net expenses	−	3,243,165

Net investment income		630,856
Net realized gains		55,066,915
Net unrealized losses	+	(73,622,014)

Decrease in net assets from operations		($17,924,243)

64 See financial notes

 Laudus Rosenberg U.S. Small Capitalization Fund

Statements of
Changes in Net Assets
For the current and prior report periods.
Figures for the current period are unaudited.

Operations

		4/1/08-9/30/08	4/1/07-3/31/08
Net investment income		$630,856	$182,344
Net realized gains		55,066,915	82,186,761
Net unrealized losses	+	(73,622,014)	(190,015,225)

Decrease in net assets from operations		(17,924,243)	(107,646,120)

Distributions to Shareholders [1]
Distributions from net investment income
Investor Shares		-	-
Select Shares		-	(52,220)
Adviser Shares	+	-	-

Total distributions from net investment income		-	(52,220)

Distributions from net realized gains
Investor Shares		—	(37,650,467)
Select Shares		—	(86,858,222)
Adviser Shares	+	—	(6,733,104)

Total distributions from net realized gains		—	(131,241,794)

Total distributions		$-	($131,294,014)

Transactions in Fund Shares [1]

		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,540,459	$14,033,412	3,180,317	$34,760,049
Select Shares		1,913,310	18,086,262	6,132,943	71,884,130
Adviser Shares	+	220,274	2,033,520	923,717	9,727,022

Total shares sold		3,674,043	$34,153,194	10,236,977	$116,371,201

Shares Reinvested
Investor Shares		-	$-	3,322,282	$30,996,893
Select Shares		-	-	8,219,330	79,563,111
Adviser Shares	+	-	-	531,532	5,022,981

Total shares reinvested		-	$-	12,073,144	$115,582,985

Shares Redeemed
Investor Shares		(2,714,351)	($24,593,061)	(7,377,747)	($82,542,754)
Select Shares		(10,013,000)	(94,220,512)	(26,429,861)	(299,178,447)
Adviser Shares	+	(1,128,824)	(9,946,924)	(1,470,741)	(16,603,866)

Total shares redeemed		(13,856,175)	($128,760,497)	(35,278,349)	($398,325,067)

Net transactions in fund shares		(10,182,132)	($94,607,303)	(12,968,228)	($166,370,881)

Shares Outstanding and Net Assets
		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		68,704,973	$612,718,626	81,673,201	$1,018,029,641
Total decrease	+	(10,182,132)	(112,531,546)	(12,968,228)	(405,311,015)

End of period		58,522,841	$500,187,080	68,704,973	$612,718,626

Net investment income not yet distributed			$696,031		$65,175

[1]	Effective July 31, 2008, the Institutional Shares became Select Shares.

See financial notes 65

Laudus Rosenberg Long/Short Equity Fund

Financial Statements

Financial Highlights

	4/1/08-	4/1/07-	4/1/06-	4/1/05-	4/1/04-	4/1/03-
Investor Shares	9/30/08*	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	10.30	10.63	10.55	10.41	9.81	10.43

Income (loss) from investment operations:
Net investment income (loss)	(0.03)[1]	0.62	0.26	0.12 [1]	(0.06)[1]	(0.09)[1]
Net realized and unrealized gains (losses)	(0.11)	(0.70)	0.03	0.10	0.66	(0.53)

Total from investment operations	(0.14)	(0.08)	0.29	0.22	0.60	(0.62)
Less distributions:
Distributions from net investment income	—	(0.25)	(0.21)	(0.08)	—	—
Distributions from net realized gains	—	—	—	—	—	—

Total distributions	—	(0.25)	(0.21)	(0.08)	—	—

Net asset value at end of period	10.16	10.30	10.63	10.55	10.41	9.81

Total return (%)	(1.36)[2]	(0.82)	2.81	2.08	6.12	(5.94)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	3.74 [3]	3.29	3.28	3.22	3.30	3.06
Net operating expenses (excluding dividend expense on short sales)	1.95 [3]	1.97	1.99	2.06	2.06	2.05
Gross operating expenses	3.78 [3]	3.30	3.28	3.22	3.37	3.18
Net investment income (loss)	(0.57)[3]	2.11	2.41	1.17	(0.55)	(0.90)
Portfolio turnover rate	288 [2]	129	140	122	111	76
Net assets, end of period ($ x 1,000)	10,726	14,714	64,400	63,036	34,930	34,081

	4/1/08-	4/1/07-	4/1/06-	4/1/05-	4/1/04-	4/1/03-
Select Shares	9/30/08*,4	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	10.37	10.75	10.66	10.51	9.87	10.48

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.26	0.24	0.16 [1]	(0.03)[1]	(0.05)[1]
Net realized and unrealized gains (losses)	(0.09)	(0.31)	0.09	0.09	0.67	(0.56)

Total from investment operations	(0.12)	(0.05)	0.33	0.25	0.64	(0.61)
Less distributions:
Distributions from net investment income	—	(0.33)	(0.24)	(0.10)	—	—
Distributions from net realized gains	—	—	—	—	—	—

Total distributions	—	(0.33)	(0.24)	(0.10)	—	—

Net asset value at end of period	10.25	10.37	10.75	10.66	10.51	9.87

Total return (%)	(1.16)[2]	(0.51)	3.19	2.41	6.48	(5.82)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	3.47 [3]	3.09	2.99	2.89	2.98	2.77
Net operating expenses (excluding dividend expense on short sales)	1.68 [3]	1.63	1.66	1.74	1.74	1.75
Gross operating expenses	3.47 [3]	3.09	2.99	2.89	3.04	2.88
Net investment income (loss)	(0.30)[3]	2.14	2.70	1.51	(0.28)	(0.46)
Portfolio turnover rate	288 [2]	129	140	122	111	76
Net assets, end of period ($ x 1,000)	122,704	182,817	260,596	189,254	102,974	95,541

* Unaudited
1 Calculated based on the average shares oustanding during the period.
2 Not annualized.
3 Annualized.
4 Effective July 31, 2008, the Institutional Shares became Select Shares.

66 See financial notes

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

96.0%		Common Stock	139,556,975	128,043,009
1.3%		Foreign Common Stock	1,772,858	1,680,162
6.1%		Short-Term Investment	8,175,472	8,175,472

103.4%		Total Investments	149,505,305	137,898,643
(80	.7)%	Short Sales	(127,083,406)	(107,615,279)
77.7%		Deposits with broker and custodian bank for securities sold short	103,677,044	103,677,044
(0	.4)%	Other Assets and Liabilities, Net		(530,737)

100.0%		Net Assets		133,429,671

	Number	Value
Security	of Shares	($)

Common Stock (a) 96.0% of net assets

Automobiles & Components 0.5%
Johnson Controls, Inc.	23,400	709,722

Banks 4.4%
First Niles Financial, Inc.	99	925
Regions Financial Corp.	60,530	581,088
U.S. Bancorp	64,687	2,330,026
Wells Fargo & Co.	79,300	2,976,129

		5,888,168

Capital Goods 6.8%
Aecom Technology Corp. *	9,736	237,948
Armstrong World Industries, Inc.	2,900	83,810
Columbus McKinnon Corp. *	332	7,825
Crane Co.	20,118	597,706
Cummins, Inc.	21,600	944,352
Dover Corp.	1,200	48,660
EnPro Industries, Inc. *	14,900	553,684
Esterline Technologies Corp. *	4,050	160,340
First Solar, Inc. *	4,427	836,305
General Dynamics Corp.	5,200	382,824
Honeywell International, Inc.	190	7,895
Lockheed Martin Corp.	190	20,837
MasTec, Inc. *	27,725	368,465
Navistar International Corp. *	7,290	394,972
Northrop Grumman Corp.	200	12,108
Regal-Beloit Corp.	9,300	395,436
Rockwell Automation, Inc.	8,237	307,570
Seaboard Corp.	146	183,522
SPX Corp.	12,930	995,610
SunPower Corp., Class B *	4,687	323,637
Terex Corp. *	12,100	369,292
The Manitowoc Co., Inc.	15,100	234,805
The Shaw Group, Inc. *	9,000	276,570
Thomas & Betts Corp. *	6,800	265,676
W.W. Grainger, Inc.	12,154	1,057,033

		9,066,882

Commercial & Professional Supplies 0.8%
Allied Waste Industries, Inc. *	2,570	28,553
Deluxe Corp.	7,600	109,364
Kelly Services, Inc., Class A	19,274	367,170
R.R. Donnelley & Sons Co.	23,850	585,040

		1,090,127

Consumer Durables & Apparel 0.8%
Callaway Golf Co.	9,100	128,037
JAKKS Pacific, Inc. *	3,900	97,149
Jarden Corp. *	2,700	63,315
Liz Claiborne, Inc.	13,590	223,284
NIKE, Inc., Class B	900	60,210
Polaris Industries, Inc.	4,100	186,509
Quiksilver, Inc. *	600	3,444
The Warnaco Group, Inc. *	5,300	240,037

		1,001,985

Consumer Services 2.1%
Ameristar Casinos, Inc.	3,800	53,922
Bob Evans Farms, Inc.	4,300	117,347
CBRL Group, Inc.	6,720	176,736
CEC Entertainment, Inc. *	2,000	66,400
Coinstar, Inc. *	4,100	131,200
H&R Block, Inc.	30,300	689,325
Speedway Motorsports, Inc.	2,300	44,804
Yum! Brands, Inc.	46,900	1,529,409

		2,809,143

Diversified Financials 8.8%
Bank of America Corp.	125,508	4,392,780
BlackRock, Inc.	6,500	1,264,250
CIT Group, Inc.	35,900	249,864
JPMorgan Chase & Co.	89,808	4,194,034
Northern Trust Corp.	1,930	139,346
State Street Corp.	25,650	1,458,972

		11,699,246

Energy 6.6%
ATP Oil & Gas Corp. *	3,800	67,678
Bill Barrett Corp. *	1,970	63,257
Chevron Corp.	2,920	240,842
Cimarex Energy Co.	9,300	454,863
ConocoPhillips	37,700	2,761,525

See financial notes 67

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Contango Oil & Gas Co. *	800	43,184
Diamond Offshore Drilling, Inc.	720	74,203
Forest Oil Corp. *	9,100	451,360
Foundation Coal Holdings, Inc.	5,700	202,806
GulfMark Offshore, Inc. *	3,000	134,640
Helix Energy Solutions Group, Inc. *	6,340	153,935
Helmerich & Payne, Inc.	8,015	346,168
Hornbeck Offshore Services, Inc. *	3,200	123,584
International Coal Group, Inc. *	17,300	107,952
ION Geophysical Corp. *	11,300	160,347
McMoRan Exploration Co. *	6,800	160,752
Murphy Oil Corp.	4,300	275,802
Plains Exploration & Production Co. *	3,400	119,544
Rosetta Resources, Inc. *	7,200	132,192
Rowan Cos., Inc.	4,000	122,200
Stone Energy Corp. *	3,700	156,621
Swift Energy Co. *	4,000	154,760
Teekay Corp.	5,500	145,090
Tidewater, Inc.	30,700	1,699,552
Unit Corp. *	5,700	283,974
W&T Offshore, Inc.	3,900	106,431

		8,743,262

Food & Staples Retailing 0.1%
The Andersons, Inc.	1,720	60,578

Food, Beverage & Tobacco 3.6%
Bunge Ltd.	10,304	651,007
Cal-Maine Foods, Inc.	10,106	277,309
Chiquita Brands International, Inc. *	6,500	102,765
Constellation Brands, Inc., Class A *	42,800	918,488
Dean Foods Co. *	15,100	352,736
H.J. Heinz Co.	9,000	449,730
Kellogg Co.	24,600	1,380,060
Pilgrim’s Pride Corp.	2,100	5,229
The Boston Beer Co., Inc., Class A *	460	21,845
The Pepsi Bottling Group, Inc.	14,000	408,380
Tyson Foods, Inc., Class A	21,380	255,277

		4,822,826

Health Care Equipment & Services 5.0%
Advanced Medical Optics, Inc. *	7,100	126,238
American Medical Systems Holdings, Inc. *	6,500	115,440
AMERIGROUP Corp. *	4,000	100,960
Baxter International, Inc.	25,580	1,678,815
Conceptus, Inc. *	4,400	72,952
CONMED Corp. *	6,267	200,544
ev3, Inc. *	10,700	107,428
Express Scripts, Inc. *	4,500	332,190
Health Net, Inc. *	11,260	265,736
Hologic, Inc. *	29,000	560,570
Integra LifeSciences Holdings *	2,600	114,478
Intuitive Surgical, Inc. *	3,550	855,479
Inverness Medical Innovations, Inc. *	9,770	293,100
Kindred Healthcare, Inc. *	21,000	578,970
RTI Biologics, Inc. *	7,800	72,930
SonoSite, Inc. *	2,600	81,640
Symmetry Medical, Inc. *	5,200	96,512
Teleflex, Inc.	5,380	341,576
The Cooper Cos., Inc.	5,900	205,084
Thoratec Corp. *	6,900	181,125
Universal American Financial Corp. *	4,340	52,905
Volcano Corp. *	6,600	114,114
Wright Medical Group, Inc. *	5,100	155,244

		6,704,030

Household & Personal Products 1.4%
Avon Products, Inc.	10,700	444,799
Colgate-Palmolive Co.	9,600	723,360
Elizabeth Arden, Inc. *	4,100	80,483
Inter Parfums, Inc.	647	8,773
The Estee Lauder Cos., Inc., Class A	12,200	608,902

		1,866,317

Insurance 4.2%
Aon Corp.	29,389	1,321,329
CNA Financial Corp.	8,266	216,900
Everest Re Group Ltd.	7,300	631,669
Prudential Financial, Inc.	16,700	1,202,400
Reinsurance Group of America, Inc., Class A	3,090	166,860
The Hartford Financial Services Group, Inc.	27,089	1,110,378
Unum Group	39,800	998,980

		5,648,516

Materials 7.2%
A. Schulman, Inc.	286	5,657
Arch Chemicals, Inc.	3,700	130,610
Ashland, Inc.	7,169	209,622
Cabot Corp.	8,400	266,952
CF Industries Holdings, Inc.	8,050	736,253
Chemtura Corp.	30,900	140,904
Cleveland-Cliffs, Inc.	70	3,706
Cytec Industries, Inc.	5,960	231,904
Domtar Corp. *	57,500	264,500
Eastman Chemical Co.	8,900	490,034
Ferro Corp.	6,600	132,660
FMC Corp.	30,884	1,587,129
Headwaters, Inc. *	6,100	81,435
Hercules, Inc.	260	5,145
Innophos Holdings, Inc.	3,300	80,454
International Flavors & Fragrances, Inc.	900	35,514
International Paper Co.	46,700	1,222,606
Minerals Technologies, Inc.	2,700	160,272
Monsanto Co.	11,700	1,158,066
Nalco Holding Co.	13,550	251,217
Olin Corp.	10,100	195,940
RPM International, Inc.	15,260	295,128

68 See financial notes

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Terra Industries, Inc.	9,900	291,060
The Mosaic Co.	9,500	646,190
The Scotts Miracle-Gro Co., Class A	1,380	32,623
United States Steel Corp.	11,700	908,037

		9,563,618

Media 3.1%
DISH Network Corp., Class A *	32,163	675,423
Mediacom Communications Corp., Class A *	7,500	44,400
RCN Corp. *	5,600	68,656
Time Warner, Inc.	254,100	3,331,251

		4,119,730

Pharmaceuticals & Biotechnology 11.6%
Albany Molecular Research, Inc. *	3,800	68,742
Bristol-Myers Squibb Co.	186,100	3,880,185
Cephalon, Inc. *	6,415	497,098
Gilead Sciences, Inc. *	37,000	1,686,460
ImClone Systems, Inc. *	240	14,986
Invitrogen Corp. *	40,012	1,512,454
Mylan, Inc. *	32,400	370,008
Par Pharmaceutical Cos., Inc. *	200	2,458
PDL BioPharma, Inc.	15,800	147,098
PerkinElmer, Inc.	59,020	1,473,729
Pfizer, Inc.	272,900	5,032,276
Pharmanet Development Group, Inc. *	2,900	20,938
Waters Corp. *	10,800	628,344
Watson Pharmaceuticals, Inc. *	5,893	167,951

		15,502,727

Retailing 2.1%
AnnTaylor Stores Corp. *	1,800	37,152
AutoZone, Inc. *	4,900	604,366
Big Lots, Inc. *	10,499	292,187
Borders Group, Inc.	2,010	13,185
Dollar Tree, Inc. *	8,300	301,788
Expedia, Inc. *	21,490	324,714
Fred’s, Inc., Class A	6,500	92,430
Jo-Ann Stores, Inc. *	18,600	390,228
Jos. A. Bank Clothiers, Inc. *	2,540	85,344
Netflix, Inc. *	5,400	166,752
OfficeMax, Inc.	1,330	11,824
Orbitz Worldwide, Inc. *	200	1,174
RadioShack Corp.	18,500	319,680
Stage Stores, Inc.	260	3,552
The Children’s Place Retail Stores, Inc. *	3,400	113,390
The Talbots, Inc.	3,700	48,470
Zale Corp. *	1,200	30,000

		2,836,236

Semiconductors & Semiconductor Equipment 3.0%
Atmel Corp. *	55,200	187,128
ATMI, Inc. *	4,650	83,607
Cypress Semiconductor Corp. *	17,090	89,210
Entegris, Inc. *	16,500	79,860
Fairchild Semiconductor International, Inc. *	8,400	74,676
FEI Co. *	2,600	61,906
Integrated Device Technology, Inc. *	89,451	695,928
Intersil Corp., Class A	2,109	34,967
LSI Corp. *	76,000	407,360
Micron Technology, Inc. *	88,857	359,871
Skyworks Solutions, Inc. *	128,308	1,072,655
Teradyne, Inc. *	24,500	191,345
TriQuint Semiconductor, Inc. *	82,848	396,842
Veeco Instruments, Inc. *	19,700	291,757

		4,027,112

Software & Services 6.8%
Computer Sciences Corp. *	43,281	1,739,463
EarthLink, Inc. *	16,200	137,700
GSI Commerce, Inc. *	3,900	60,372
Hewitt Associates, Inc., Class A *	12,400	451,856
IAC/InterActiveCorp. *	44,450	768,985
Interwoven, Inc. *	29,361	414,577
Intuit, Inc. *	36,056	1,139,730
JDA Software Group, Inc. *	400	6,084
Lawson Software, Inc. *	105,403	737,821
MAXIMUS, Inc.	16,070	592,019
Mentor Graphics Corp. *	58,320	661,932
Ness Technologies, Inc. *	6,000	68,820
Novell, Inc. *	43,900	225,646
Oracle Corp. *	19,300	391,983
Solera Holdings, Inc. *	3,490	100,233
Take-Two Interactive Software, Inc. *	960	15,744
TiVo, Inc. *	14,500	106,140
Unisys Corp. *	29,200	80,300
United Online, Inc.	57,106	537,368
VeriSign, Inc. *	20,700	539,856
Websense, Inc. *	6,400	143,040
Wind River Systems, Inc. *	11,200	112,000

		9,031,669

Technology Hardware & Equipment 5.0%
ADC Telecommunications, Inc. *	16,725	141,326
Agilent Technologies, Inc. *	33,770	1,001,618
Amphenol Corp., Class A	16,400	658,296
Avocent Corp. *	4,204	86,014
Black Box Corp.	13,172	454,829
Coherent, Inc. *	4,600	163,530
Emulex Corp. *	63,230	674,664
Harris Corp.	14,900	688,380
Hewlett-Packard Co.	8,700	402,288
Imation Corp.	4,900	110,691
International Business Machines Corp.	7,600	888,896
Itron, Inc. *	260	23,018
JDS Uniphase Corp. *	13,800	116,748
Mettler-Toledo International, Inc. *	200	19,600
MTS Systems Corp.	2,640	111,144
Powerwave Technologies, Inc. *	19,000	75,240

See financial notes 69

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

QUALCOMM, Inc.	7,800	335,166
Tekelec *	7,560	105,765
Vishay Intertechnology, Inc. *	93,300	617,646

		6,674,859

Telecommunication Services 7.0%
AT&T, Inc.	158,577	4,427,470
Verizon Communications, Inc.	153,900	4,938,651

		9,366,121

Transportation 1.8%
Con-way, Inc.	5,400	238,194
Genco Shipping & Trading Ltd.	3,570	118,667
Kansas City Southern *	4,560	202,281
Macquarie Infrastructure Co., LLC	2,100	27,741
Pacer International, Inc.	5,200	85,644
Ryder System, Inc.	6,100	378,200
Southwest Airlines Co.	72,500	1,051,975
UTI Worldwide, Inc.	12,500	212,750
YRC Worldwide, Inc. *	8,300	99,268

		2,414,720

Utilities 3.3%
Alliant Energy Corp.	10,780	347,224
CMS Energy Corp.	28,200	351,654
DTE Energy Co.	3,400	136,408
El Paso Electric Co. *	6,800	142,800
New Jersey Resources Corp.	890	31,942
NiSource, Inc.	25,500	376,380
NorthWestern Corp.	10,920	274,419
ONEOK, Inc.	11,600	399,040
PG&E Corp.	38,100	1,426,845
Sierra Pacific Resources	25,910	248,218
The AES Corp. *	56,500	660,485

		4,395,415

Total Common Stock (Cost $139,556,975)		128,043,009

Foreign Common Stock 1.3% of net assets

Bermuda 1.3%

Capital Goods 0.2%
Aircastle Ltd.	17,823	176,626

Software & Services 1.1%
Accenture Ltd., Class A	39,000	1,482,000

Transportation 0.0%
TBS International Ltd., Class A *	1,600	21,536

Total Foreign Common Stock (Cost $1,772,858)		1,680,162

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 6.1% of net assets

Repurchase Agreement 6.1%
Custodian Trust Company, dated 09/30/08, due 10/01/08 at 0.2% with maturity value of $8,175,518 (fully collateralized by U.S. Treasury Note with a value of $8,416,939)	8,175,472	8,175,472

Total Short-Term Investment (Cost $8,175,472)		8,175,472

End of Investments.

At 09/30/08, the tax basis cost of the fund’s investments was $149,879,049 and the unrealized appreciation and depreciation were $6,041,880 and ($18,022,286), respectively, with a net unrealized depreciation of ($11,980,406).

*	Non-income producing security.
(a)	All long positions are pledged as collateral for securities sold short.

70 See financial notes

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Short Sales 80.7% of net assets

Automobiles & Components 0.5%
ArvinMeritor, Inc.	10,100	131,704
BorgWarner, Inc.	7,400	242,498
Fuel Systems Solutions, Inc. *	1,800	62,010
Gentex Corp.	6,387	91,334
Lear Corp. *	8,400	88,200

		615,746

Banks 2.3%
1st Source Corp.	1,500	35,250
Associated Banc-Corp.	4,400	87,780
BancFirst Corp.	300	14,499
BOK Financial Corp.	2,900	140,389
Brookline Bancorp, Inc.	8,300	106,157
Capitol Federal Financial	2,900	128,557
Central Pacific Financial Corp.	1,200	20,172
City Holding Co.	2,100	88,725
Comerica, Inc.	10,000	327,900
CVB Financial Corp.	2,400	33,360
First Financial Bankshares, Inc.	2,600	134,888
First Horizon National Corp.	9,894	92,607
First Midwest Bancorp, Inc.	1,800	43,632
FirstMerit Corp.	7,800	163,800
Fulton Financial Corp.	4,500	49,095
Kearny Financial Corp.	17,186	210,357
KeyCorp	27,000	322,380
MB Financial, Inc.	900	29,763
NBT Bancorp, Inc.	800	23,936
Old National Bancorp	3,200	64,064
Pinnacle Financial Partners, Inc. *	600	18,480
Provident Financial Services, Inc.	7,200	118,872
Signature Bank *	1,200	41,856
Sovereign Bancorp, Inc.	8,700	34,365
Sterling Bancshares, Inc.	2,700	28,215
Susquehanna Bancshares, Inc.	3,582	69,920
SVB Financial Group *	3,200	185,344
TFS Financial Corp.	11,200	140,224
UMB Financial Corp.	2,600	136,552
Whitney Holding Corp.	7,100	172,175

		3,063,314

Capital Goods 2.2%
BE Aerospace, Inc. *	1,900	30,077
Blount International, Inc. *	4,950	55,094
Bucyrus International, Inc.	400	17,872
Chart Industries, Inc. *	1,200	34,272
CLARCOR, Inc.	400	15,180
General Cable Corp. *	4,200	149,646
Ingersoll-Rand Co., Ltd., Class A	19,400	604,698
Northwest Pipe Co. *	300	13,086
Oshkosh Corp.	7,800	102,648
Otter Tail Corp.	3,300	101,409
Precision Castparts Corp.	8,700	685,386
Sun Hydraulics Corp.	800	20,832
The Boeing Co.	16,400	940,540
Titan International, Inc.	163	3,464
TransDigm Group, Inc. *	3,900	133,497

		2,907,701

Commercial & Professional Supplies 1.4%
Cenveo, Inc. *	37,575	288,952
Duff & Phelps Corp., Class A *	900	18,927
Healthcare Services Group, Inc.	2,600	47,554
Iron Mountain, Inc. *	60,405	1,474,486
School Specialty, Inc. *	2,800	87,332
The Advisory Board Co. *	300	9,048

		1,926,299

Consumer Durables & Apparel 2.2%
Brunswick Corp.	10,200	130,458
Coach, Inc. *	800	20,032
Eastman Kodak Co.	20,900	321,442
Jones Apparel Group, Inc.	800	14,808
K-Swiss, Inc., Class A	23,100	401,940
Mattel, Inc.	30,600	552,024
Newell Rubbermaid, Inc.	55,477	957,533
Polo Ralph Lauren Corp.	1,300	86,632
The Black & Decker Corp.	6,700	407,025

		2,891,894

Consumer Services 2.1%
Brinker International, Inc.	9,700	173,533
Capella Education Co. *	600	25,716
International Game Technology	20,100	345,318
Matthews International Corp., Class A	3,000	152,220
MGM MIRAGE *	7,600	216,600
Scientific Games Corp., Class A *	500	11,510
Service Corp. International	22,300	186,428
Sotheby’s	6,300	126,378
Starbucks Corp. *	47,200	701,864
Starwood Hotels & Resorts Worldwide, Inc.	12,000	337,680
Strayer Education, Inc.	1,100	220,286
thinkorswim Group, Inc. *	31,830	265,144

		2,762,677

Diversified Financials 5.0%
Affiliated Managers Group, Inc. *	2,800	231,980
CME Group, Inc.	3,500	1,300,285
Eaton Vance Corp.	7,000	246,610
FCStone Group, Inc. *	3,300	59,367
Financial Federal Corp.	3,600	82,512
GAMCO Investors, Inc., Class A	200	11,860
GFI Group, Inc.	9,200	43,332
IntercontinentalExchange, Inc. *	4,500	363,060
Investment Technology Group, Inc. *	4,300	130,849
Lazard Ltd., Class A	4,500	192,420
Legg Mason, Inc.	8,400	319,704
Moody’s Corp.	56,500	1,921,000
Nelnet, Inc., Class A	2,700	38,340
NYSE Euronext	15,600	611,208
optionsXpress Holdings, Inc.	5,400	104,868
Raymond James Financial, Inc.	2,100	69,258
SLM Corp. *	29,800	367,732

See financial notes 71

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

SWS Group, Inc.	2,100	42,336
The Nasdaq OMX Group, Inc. *	9,500	290,415
The Student Loan Corp.	600	55,800
Waddell & Reed Financial, Inc., Class A	6,900	170,775
World Acceptance Corp. *	900	32,400

		6,686,111

Energy 4.7%
Bristow Group, Inc. *	2,500	84,600
Frontier Oil Corp.	37,087	683,143
Holly Corp.	23,710	685,693
iHS, Inc., Class A *	3,400	161,976
Kinder Morgan Management LLC *	—	20
Nabors Industries Ltd. *	17,800	443,576
Spectra Energy Corp.	25,500	606,900
TC Pipelines L.P.	3,900	120,666
Tesoro Corp.	51,934	856,392
Valero Energy Corp.	35,000	1,060,500
World Fuel Services Corp.	3,900	89,817
XTO Energy, Inc.	32,000	1,488,640

		6,281,923

Food & Staples Retailing 0.8%
The Kroger Co.	39,700	1,090,956

Food, Beverage & Tobacco 4.3%
Central European Distribution Corp. *	3,000	136,230
Kraft Foods, Inc., Class A	80,000	2,620,000
PepsiCo, Inc.	11,200	798,224
The Hershey Co.	56,600	2,237,964

		5,792,418

Health Care Equipment & Services 6.7%
Brookdale Senior Living, Inc.	4,700	103,353
DaVita, Inc. *	6,800	387,668
Genoptix, Inc. *	1,300	42,471
Health Management Associates, Inc., Class A *	10,900	45,344
HMS Holdings Corp. *	6,670	159,813
Medtronic, Inc.	68,200	3,416,820
Meridian Bioscience, Inc.	3,300	95,832
Owens & Minor, Inc.	3,800	184,300
Phase Forward, Inc. *	5,600	117,096
Stryker Corp.	19,300	1,202,390
Sun Healthcare Group, Inc. *	1,800	26,388
UnitedHealth Group, Inc.	75,900	1,927,101
VCA Antech, Inc. *	7,600	223,972
Zimmer Holdings, Inc. *	14,500	936,120

		8,868,668

Household & Personal Products 3.4%
The Procter & Gamble Co.	65,600	4,571,664

Insurance 1.1%
Brown & Brown, Inc.	9,300	201,066
FBL Financial Group, Inc., Class A	1,800	50,202
IPC Holdings Ltd.	3,500	105,735
Odyssey Re Holdings Corp.	1,500	65,700
RLI Corp.	600	37,254
State Auto Financial Corp.	8,965	260,613
The Progressive Corp.	42,400	737,760

		1,458,330

Materials 1.2%
Balchem Corp.	2,800	74,676
Crown Holdings, Inc. *	10,900	242,089
Deltic Timber Corp.	1,500	95,460
Eagle Materials, Inc.	5,100	114,087
Smurfit-Stone Container Corp. *	154,780	727,466
Weyerhaeuser Co.	5,560	336,825

		1,590,603

Media 4.8%
Clear Channel Outdoor Holdings, Inc., Class A *	12,030	164,570
Comcast Corp., Class A	149,600	2,936,648
CTC Media, Inc. *	990	14,850
DreamWorks Animation SKG, Inc., Class A *	6,636	208,702
Interactive Data Corp.	4,500	113,490
Lamar Advertising Co., Class A *	43,013	1,328,672
Liberty Global, Inc., Series A *	22,200	672,660
Morningstar, Inc. *	600	33,282
National CineMedia, Inc.	6,000	66,300
Regal Entertainment Group, Class A	8,500	134,130
Sinclair Broadcast Group, Inc., Class A	7,100	35,784
The McGraw-Hill Cos., Inc.	20,500	648,005
World Wrestling Entertainment, Inc., Class A	3,400	52,564

		6,409,657

Pharmaceuticals & Biotechnology 9.5%
Abbott Laboratories	73,200	4,214,856
Alkermes, Inc. *	45,790	609,007
Allergan, Inc.	19,200	988,800
Allos Therapeutics, Inc. *	7,700	57,057
AMAG Pharmaceuticals, Inc. *	10,779	417,471
Amylin Pharmaceuticals, Inc. *	66,068	1,335,895
Cepheid, Inc. *	6,900	95,427
Durect Corp. *	900	5,040
eResearch Technology, Inc. *	5,800	69,078
Exelixis, Inc. *	83,970	510,538
Incyte Corp. *	18,700	143,055
Martek Biosciences Corp. *	1,400	43,988
Momenta Pharmaceuticals, Inc. *	3,400	44,574
Pharmasset, Inc. *	600	11,970
Rigel Pharmaceuticals, Inc. *	4,900	114,415
Savient Pharmaceuticals, Inc. *	900	13,419
Schering-Plough Corp.	8,000	147,760
Techne Corp. *	3,200	230,784
Theravance, Inc. *	6,700	83,482
United Therapeutics Corp. *	400	42,068
Vertex Pharmaceuticals, Inc. *	84,535	2,809,943

72 See financial notes

 Laudus Rosenberg Long/Short Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

XenoPort, Inc. *	12,795	620,429

		12,609,056

Real Estate 0.4%
Forest City Enterprises, Inc., Class A	11,780	361,293
Tejon Ranch Co. *	4,980	185,007

		546,300

Retailing 0.4%
bebe stores, Inc.	5,400	52,758
J. Crew Group, Inc. *	685	19,570
LKQ Corp. *	9,700	164,609
Nordstrom, Inc.	8,400	242,088

		479,025

Semiconductors & Semiconductor Equipment 7.2%
Cavium Networks, Inc. *	4,400	61,952
FormFactor, Inc. *	32,400	564,408
Intel Corp.	241,200	4,517,676
Lam Research Corp. *	42,100	1,325,729
Microchip Technology, Inc.	69,100	2,033,613
Rambus, Inc. *	78,213	1,005,037
Varian Semiconductor Equipment Associates, Inc. *	5,800	145,696

		9,654,111

Software & Services 5.2%
Alliance Data Systems Corp. *	5,000	316,900
ANSYS, Inc. *	6,005	227,409
Autodesk, Inc. *	14,000	469,700
Cognizant Technology Solutions Corp., Class A *	20,133	459,636
comScore, Inc. *	2,600	45,838
DealerTrack Holdings, Inc. *	25,000	421,000
Genpact Ltd. *	7,800	81,042
Global Cash Access Holdings, Inc. *	600	3,036
Google, Inc., Class A *	10,780	4,317,606
Paychex, Inc.	15,600	515,268
The Ultimate Software Group, Inc. *	3,200	86,400

		6,943,835

Technology Hardware & Equipment 5.0%
Brightpoint, Inc. *	43,600	313,920
Cisco Systems, Inc. *	203,900	4,599,984
Daktronics, Inc.	8,640	143,942
Dell, Inc. *	48,000	791,040
Dolby Laboratories, Inc., Class A *	3,800	133,722
Netezza Corp. *	5,400	57,294
Plexus Corp. *	4,700	97,290
SanDisk Corp. *	17,000	332,350
Seagate Technology	16,700	202,404

		6,671,946

Telecommunication Services 2.5%
American Tower Corp., Class A *	24,800	892,056
Centennial Communications Corp. *	9,700	60,528
Iowa Telecommunications Services, Inc.	4,800	89,664
Metropcs Communications, Inc. *	17,300	242,027
NII Holdings, Inc. *	11,100	420,912
NTELOS Holdings Corp.	3,800	102,182
Sprint Nextel Corp.	178,870	1,091,107
United States Cellular Corp. *	2,500	117,300
Windstream Corp.	30,500	333,670

		3,349,446

Transportation 4.6%
Allegiant Travel Co. *	2,000	70,640
Atlas Air Worldwide Holdings, Inc. *	1,800	72,558
Continental Airlines, Inc., Class B *	6,219	103,733
Copa Holdings S.A., Class A	3,700	120,250
Expeditors International of Washington, Inc.	13,400	466,856
FedEx Corp.	19,200	1,517,568
Hertz Global Holdings, Inc. *	39,862	301,755
JetBlue Airways Corp. *	98,400	487,080
UAL Corp.	49,574	435,756
United Parcel Service, Inc., Class B	41,100	2,584,779

		6,160,975

Utilities 3.2%
Allegheny Energy, Inc.	10,500	386,085
Dynegy, Inc., Class A *	36,900	132,102
Equitable Resources, Inc.	8,200	300,776
Exelon Corp.	18,100	1,133,422
FirstEnergy Corp.	19,100	1,279,509
ITC Holdings Corp.	3,800	196,726
PPL Corp.	13,349	494,180
Reliant Energy, Inc. *	21,400	157,290
South Jersey Industries, Inc.	3,500	124,950
The Laclede Group, Inc.	1,600	77,584

		4,282,624

Total Short Sales (Proceeds $127,083,406)		107,615,279

End of short sale positions.

* Non-income producing security
End of Investments.

See financial notes 73

 Laudus Rosenberg Long/Short Equity Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value (cost $149,505,305)		$137,898,643
Deposits with broker for short sales		103,677,044
Receivables:
Fund shares sold		100,405
Dividends		125,392
Interest		96,769
Prepaid expenses	+	10,123

Total assets		241,908,376

Liabilities
Securities sold short, at value (proceeds $127,083,406)		107,615,279
Payables:
Investments bought		88,537
Investment adviser fees		16,560
Fund shares redeemed		582,496
Dividends on short sales		66,228
Distribution and shareholder services fees		15,888
Accrued expenses	+	93,717

Total liabilities		108,478,705

Net Assets
Total assets		241,908,376
Total liabilities	−	108,478,705

Net assets		$133,429,671
Net Assets by Source
Capital received from investors		146,317,668
Distribution in excess of net investment income		(32,904)
Net realized capital losses		(20,716,558)
Net unrealized capital gains		7,861,465

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$10,725,665		1,055,423		$10.16
Select Shares	$122,704,006		11,976,425		$10.25

74 See financial notes

 Laudus Rosenberg Long/Short Equity Fund

Statement of
Operations
For April 1, 2008 through September 30, 2008; unaudited.

Investment Income
Dividends		$1,480,358
Interest	+	1,360,122

Total Investment Income		2,840,480

Net Realized Gains and Losses
Net realized gains on investments		2,534,273
Net realized gains on short sales	+	44,137,394

Net realized gains		46,671,667

Net Unrealized Gains and Losses
Net unrealized losses on investments		(16,654,427)
Net unrealized losses on short sales	+	(31,572,288)

Net unrealized losses		(48,226,715)

Expenses
Investment adviser fees		1,343,351
Custodian fees		33,586
Accounting and administration fees		32,459
Transfer agent fees		31,343
Professional fees		24,154
Shareholder reports		19,344
Distribution and shareholder services fees (Investor Shares)		16,025
Registration fees		9,542
Trustees’ fees		4,590
Sub-Accounting fees ( Investor Shares)		3,685
Dividends on short sales		1,605,352
Other expenses	+	9,242

Total expenses		3,132,673
Expense reduction by adviser	−	2,164

Net expenses		3,130,509

Increase (Decrease) in Net Assets from Operations
Total investment income		2,840,480
Net expenses	−	3,130,509

Net investment loss		(290,029)
Net realized gains		46,671,667
Net unrealized losses	+	(48,226,715)

Decrease in net assets from operations		($1,845,077)

See financial notes 75

 Laudus Rosenberg Long/Short Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods.
Figures for the current period are unaudited.

Operations

		4/1/08-9/30/08	4/1/07-3/31/08
Net investment income (loss)		($290,029)	$5,838,795
Net realized gains (losses)		46,671,667	(8,613,274)
Net unrealized gains (losses)	+	(48,226,715)	14,263

Decrease in net assets from operations		(1,845,077)	(2,760,216)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		—	(560,827)
Select Shares	+	—	(6,504,002)

Total distributions from net investment income		—	($7,064,829)

Transactions in Fund Shares[1]

		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		129,096	$1,333,904	1,441,013	$15,207,733
Select Shares	+	586,974	6,108,692	7,165,760	76,300,683

Total shares sold		716,070	$7,442,596	8,606,773	$91,508,416

Shares Reinvested
Investor Shares		—	$-	37,333	$390,128
Select Shares	+	—	—	555,166	5,834,792

Total shares reinvested		—	$-	592,499	$6,224,920

Shares Redeemed
Investor Shares		(502,804)	($5,165,379)	(6,108,994)	($64,097,820)
Select Shares	+	(6,247,046)	(64,533,909)	(14,332,185)	(151,274,145)

Total shares redeemed		(6,749,850)	($69,699,288)	(20,441,179)	($215,371,965)

Net transactions in fund shares		(6,033,780)	($62,256,692)	(11,241,907)	($117,638,629)

Shares Outstanding and Net Assets
		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		19,065,628	$197,531,440	30,307,535	$324,995,114
Total decrease	+	(6,033,780)	(64,101,769)	(11,241,907)	(127,463,674)

End of period		13,031,848	$133,429,671	19,065,628	$197,531,440

Distribution in excess of net investment income/			($32,904)		$257,125
Net investment income not yet distributed

[1]	Effective July 31, 2008, the Institutional Shares became Select Shares.

76 See financial notes

 Laudus Rosenberg U.S. Equity Funds

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the Laudus Rosenberg Funds in this report is a series of the Laudus Trust (the “Trust”) an open-end management investment company. The Trust was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

The list below shows all the funds in the Trust including the funds discussed in this report, which are highlighted (individually each such highlighted portfolio, a “Fund” and collectively, the “Funds”):

Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund
Laudus Rosenberg Long/Short Equity Fund	Laudus Mondrian International Equity Fund Laudus Mondrian Global Equity Fund Laudus Mondrian Emerging Markets Fund Laudus Mondrian International Fixed Income Fund

As of October 15, 2004 and May 1, 2006 the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg U.S. Discovery Fund, respectively, were closed to new investors.

The Institutional Shares class name changed to Select Shares effective July 31, 2008, for all Laudus Rosenberg Funds.

Each fund is authorized to issue an unlimited number of Investor Shares and Select Shares of no par value, and the Laudus Rosenberg U.S. Small Capitalization Fund is also authorized to issue an unlimited number of Adviser Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bear different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each Fund also keeps certain assets in segregated accounts, as may be required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the Funds used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation

The Funds value the securities in their portfolios every business day. The Funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. The Funds do not isolate the portion of the fluctuation on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

•	Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the Funds calculate net asset value: valued at fair value, as determined in good faith by the Funds’ investment adviser using guidelines adopted by the Funds’ Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities closing market prices adjusted for changes in value that may occur between the close of foreign exchange and the time at which Fund shares are priced. The Board of Trustees regularly reviews fair value determinations, made by the Funds, pursuant to the procedures.

 Laudus Rosenberg U.S. Equity Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

•	Short-term debt securities (60 days or less to maturity): valued at amortized cost (which approximates market value).

•	Mutual Funds: valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act for a given day.

(b) Portfolio Investments:

Foreign Currency Transactions: The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the financial statements from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Real Estate Investment Trusts: Certain Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Repurchase Agreements: The Funds may enter into repurchase agreement. In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. Government Agency securities. All collateral is held by the Funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

Short Sales: The Laudus Rosenberg Long/Short Equity Fund is authorized to engage in short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed the market value of securities sold short recorded in the Statement of Assets and Liabilities. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account at the Custodian Bank with cash, U.S. Government Securities and/or securities held long by the portfolio to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Broker and Custodian Bank, as shown in the Statement of Assets and Liabilities, and the securities held long as shown in the Statement of Portfolio Holdings. Interest accrued or dividends paid on securities sold short are recorded as an expense on the Fund’s records.

Securities Lending: Under the Securities Lending Program, securities held by the Laudus Rosenberg U.S. Large Capitalization Growth Fund, the Laudus Rosenberg U.S. Discovery Fund and the Laudus Rosenberg U.S. Small Capitalization Fund are loaned by State Street Corporation, as agent, to certain brokers (the “Borrowers”). The Borrowers provide cash or U.S. Government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

The cash collateral of securities loaned is invested in high quality, short-term investments such as money market funds and U.S. government securities. The investments of collateral are marked-to-market daily and the value of the collateral must be at least 100% of the market value of the loan securities each day.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

 Laudus Rosenberg U.S. Equity Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

Expenses specific to a class are charged to that class. Expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets or another reasonable basis. The investment income and expenses of the Fund (other than class specific expenses charged to a class) and realized and unrealized gains are allocated to each class of shares based upon relative net assets on the date income is earned, or expenses and realized/unrealized losses are incurred.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying mutual funds are recorded on the date they are effective (the ex-dividend date), although the Funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a Fund or a class within the trust are charged directly to that Fund or class. Expenses that are common to all Funds within the trust generally are allocated among the Funds in proportion to their average daily net assets.

For Funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to its net assets.

(f) Distributions to Shareholders:

The Funds make distributions from net investment income and net realized capital gains once a year.

(g) Custody Credit

Each fund has an arrangement with its custodian bank under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts are disclosed in the Statement of Operations as a reduction to the Funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The Funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the Funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a Fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

(k) New Accounting Standards

The fund(s) adopted Financial Accounting Standard Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, effective April 1, 2008. FAS 157 defines fair value, establishes a framework for measuring

 Laudus Rosenberg U.S. Equity Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the fund’s financial statements.

Various inputs are used in determining the value of the fund’s investments. FAS 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2008:

	Investment in Securities
	Laudus	Laudus	Laudus	Laudus	Laudus	Laudus
	Rosenberg	Rosenberg	Rosenberg	Rosenberg	Rosenberg	Rosenberg
	U.S. Large	U.S. Large	U.S. Large	U.S.	U.S. Small	Long/Short
	Capitalization	Capitalization	Capitalization	Discovery	Capitalization	Equity Fund
Valuation Inputs	Fund	Growth Fund	Value Fund	Fund	Fund

Level 1 – Quoted prices	$85,367,544	$48,577,285	$6,702,444	$660,362,327	$499,884,412	$22,107,892
Level 2 – Other significant observable inputs	1,597,000	595,000	101,000	—	—	111,852,516
Level 3 – Significant unobservable inputs	—	—	—	—	—	—
Total	$86,964,544	$49,172,285	$6,803,444	$660,362,327	$499,884,412	$133,960,408

In March 2008, the Financial Accounting Standards board (“FASB”) issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS 161 on the funds’ financial statement disclosures.

3. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. (“CSIM” or the “Manager”) is the investment adviser of the Funds and manages the Funds’ business, subject to the supervision of the Board of Trustees. AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

The Funds pay CSIM an advisory fee for these services on a monthly basis. CSIM and not the Funds, pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

 Laudus Rosenberg U.S. Equity Funds

Financial Notes, unaudited (continued)

3. Affiliates and Affiliated Transactions (continued):

The table below sets forth the advisory fee payable to CSIM by each Fund.

Agreement Rate*

Laudus Rosenberg U.S. Large Capitalization Fund	1st $1 billion-0.75%
$1 billion to $2 billion-0.70%
Over $2 billion-0.675%

Laudus Rosenberg U.S. Large Capitalization Growth Fund	1st $1 billion-0.75%
$1 billion to $2 billion-0.70%
Over $2 billion-0.675%

Laudus Rosenberg U.S. Large Capitalization Value Fund	1st $1 billion-0.75%
$1 billion to $2 billion-0.70%
Over $2 billion-0.675%

Laudus Rosenberg U.S. Discovery Fund	1st $1 billion-0.90%
Over $1 billion-0.85%

Laudus Rosenberg U.S. Small Capitalization Fund	0.90%

Laudus Rosenberg Long/Short Equity Fund	1st $500 million-1.50%
Over $500 million-1.45%

*  The advisory fee payable to CSIM varies based on fund assets.

The Funds may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended September 30, 2008, the Funds paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

CSIM has contractually agreed, until at least July 30, 2010, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

	Investor Shares	Select Shares

Laudus Rosenberg U.S. Large Capitalization Fund*	1.14%	0.84%
Laudus Rosenberg U.S. Large Capitalization Growth Fund*	1.14%	0.84%
Laudus Rosenberg U.S. Large Capitalization Value Fund*	1.14%	0.84%
Laudus Rosenberg U.S. Discovery Fund	1.44%	1.14%
Laudus Rosenberg U.S. Small Capitalization Fund**	1.44%	1.14%
Laudus Rosenberg Long/Short Equity Fund	2.04%	1.74%

*	Prior to April 15, 2008, the expense limitations were 1.29% and 0.99% for the Investor Shares and Select Shares, respectively.

**	There is no Expense Limit for Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. However, effective November 1, 2007 through October 31, 2008 the Manager has agreed to voluntarily waive 0.03% of the Adviser Shares expenses. In addition, effective November 1, 2007 through October 31, 2008 the Manager has agreed to voluntarily waive 0.03% of the Investor Shares expenses. Further, the Manager has voluntarily agreed to continue the 0.03% waiver on Adviser and Investor Shares effective November 1, 2008 through October 31, 2009.

 Laudus Rosenberg U.S. Equity Funds

Financial Notes, unaudited (continued)

3. Affiliates and Affiliated Transactions (continued):

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of September 30, 2008, the balance of recoupable expenses is as follows:

	Expires	Expires	Expires
	3/31/09	3/31/10	3/31/11

Laudus Rosenberg U.S. Large Capitalization Fund	$7,039	$—	$50,592
Laudus Rosenberg U.S. Large Capitalization Growth Fund	36,418	—	53,804
Laudus Rosenberg U.S. Large Capitalization Value Fund	103,539	125,556	56,541
Laudus Rosenberg U.S. Discovery Fund	—	—	—
Laudus Rosenberg U.S. Small Capitalization Fund	—	—	—
Laudus Rosenberg Long/Short Equity Fund	2,450	—	2,164

4. Other Shareholders Services:

The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust’s distributor — ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer agent and sub-accounting services in connection with such shares.

Various service organizations act as servicing agents of the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for the transfer agent and sub-accounting services in connection with such shares.

5. Board of Trustees:

The Board of Trustees may include people who are officers and/or directors of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Laudus Funds are in compliance with these limitations. The Funds did not pay any of the interested persons for their services as trustees, but did pay non-interested persons Independent Trustees, as noted in each Fund’s Statement of Operations.

A Retirement Plan was instituted for certain Independent Trustees of the Trust. In September 2006, the Trustees voted to close the Retirement Plan to new participants as of June 26, 2006 and to discontinue making contributions to the Retirement Plan after the plan year ending March 31, 2007. All other terms of the Retirement Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in effect. Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the “Retirement Payment”). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust, including years of service prior to the adoption of the Retirement Plan and including a final one-half year credit for service during the plan year ending March 31, 2007. Beginning April 1, 2005, each Independent Trustee was permitted to make a one-time election to have the $10,000 attributable to service for the coming year and previously accrued benefits adjusted up or down at the end of each subsequent year based on the unweighted average performance of the share class with the lowest OER of each fund of the Trust. After the closure of the Retirement Plan, the previously accrued benefits that an Independent Trustee had elected to have adjusted by the performance of the funds would continue to be adjusted for performance as provided under the Retirement Plan. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon the performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the Funds of the Trust. The Trust did not pay any pension or retirement benefits for its Trustees.

 Laudus Rosenberg U.S. Equity Funds

Financial Notes, unaudited (continued)

6. Borrowing from Banks:

The custodian has established a loan agreement for a maximum amount of 10% of total assets for the Laudus Rosenberg Long/Short Equity Fund for temporary borrowing purposes. The Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund and Laudus Rosenberg U.S. Small Capitalization Fund has access to custodian overdraft facilities and to an uncommitted line of credit of up to a maximum of $100,000,000, as established by State Street Corporation. Interest is calculated based on the market rates at the time of borrowing. There were no borrowings from the line of credit for the period ended September 30, 2008.

7. Purchases and Sales of Investment Securities:

For the period ended September 30, 2008, purchases and sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales

Laudus Rosenberg U.S. Large Capitalization Fund	$71,315,816	$67,757,293
Laudus Rosenberg U.S. Large Capitalization Growth Fund	21,307,330	20,145,924
Laudus Rosenberg U.S. Large Capitalization Value Fund	2,882,507	1,723,441
Laudus Rosenberg U.S. Discovery Fund	487,440,775	517,187,267
Laudus Rosenberg U.S. Small Capitalization Fund	352,975,882	439,179,636
Laudus Rosenberg Long/ Short Equity Fund	504,930,994	490,698,924

8. Redemption Fee:

Certain Fund shares purchased that were redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee, which is applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund and is intended to limit short-term trading in the Funds, or to the extent short-term trading persists, to impose the costs of that activity on the shareholders who engage in it. Such amounts are net of the value of shares redeemed on the Statement of Changes in Net Assets. For the current and prior period, redemption fees assessed were as follows:

	Current Period	Prior Period
	(4/1/08-9/30/08)	(4/1/07-3/31/08)

Laudus Rosenberg U.S. Large Capitalization Fund	$1,937	$22,951
Laudus Rosenberg U.S. Large Capitalization Growth Fund	1,426	14,887
Laudus Rosenberg U.S. Large Capitalization Value Fund	—	378
Laudus Rosenberg U.S. Discovery Fund	2,483	10,158
Laudus Rosenberg U.S. Small Capitalization Fund	1,345	16,091
Laudus Rosenberg Value Long/Short Equity Fund	2,752	26,432

9. Federal Income Taxes:

As of March 31, 2008, the Laudus Rosenberg Long/Short Equity Fund was the only fund with net capital loss carry forward, which is available to offset future realized gains:

Expire

2009	$11,040,106
2010	—
2011	—
2012	20,890,232
2013	—
2014	—
2015	13,099,020
2015	21,018,727
Total	$66,048,085

 Laudus Rosenberg U.S. Equity Funds

Financial Notes, unaudited (continued)

9. Federal Income Taxes (continued):

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended March 31, 2008, the Funds deferred to April 1, 2008 post October capital losses of:

Capital Losses

Laudus Rosenberg U.S. Large Capitalization Fund	$3,662,236
Laudus Rosenberg U.S. Large Capitalization Growth Fund	—
Laudus Rosenberg U.S. Large Capitalization Value Fund	12,132
Laudus Rosenberg U.S. Discovery Fund	8,642,506
Laudus Rosenberg U.S. Small Capitalization Fund	2,851,031
Laudus Rosenberg Long/Short Equity Fund	—

The Funds utilized capital loss carry forwards during the year end March 31, 2008 in the amount of:

	Capital Losses Utilized	Capital Losses Expired

Laudus Rosenberg U.S. Large Capitalization Fund	$—	$—
Laudus Rosenberg U.S. Large Capitalization Growth Fund	1,674,486	—
Laudus Rosenberg U.S. Large Capitalization Value Fund	—	—
Laudus Rosenberg U.S. Discovery Fund	—	—
Laudus Rosenberg U.S. Small Capitalization Fund	—	—
Laudus Rosenberg Long/Short Equity Fund		26,836,920

Financial Accounting Standards Board Interpretation (FIN) No. 48 — Accounting for Uncertainty in Income Taxes — an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. As of September 30, 2008, management has reviewed the tax positions for open tax years (March 31, 2005 through March 31, 2008), and determined that no provision for income tax is required in the Funds’ financial statements.

Approval of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreements must be specifically approved (1) by the vote of the Trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Fund’s Trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Laudus Trust (the “Trust”) and CSIM, and the sub-advisory agreements among the Trust, CSIM and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) with respect to existing funds in the Trust operating as of March 31 of the previous year (such investment advisory agreements and sub-advisory agreements, collectively, the “Agreements”). In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and AXA Rosenberg, including information about their affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM and AXA Rosenberg, as appropriate.

As part of the renewal process and ongoing oversight of the advisory and sub-advisory relationships, Independent Trustees’ legal counsel sent an information request letter to CSIM and CSIM sent an information request letter to AXA Rosenberg seeking certain relevant information. The responses by CSIM and AXA Rosenberg were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements at a meeting held on September 15, 2008, and approved the renewal of the Agreements for an additional one year term.

The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at that meeting and at prior meetings, including:

1. the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and AXA Rosenberg, dedicated to the Funds;

2. each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3. each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of AXA Rosenberg; and

5. the extent to which economies of scale would be realized as the Funds grow, and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, and compliance program. The information considered by the Trustees included specific information concerning changes in the nature, extent and quality of services provided by CSIM since the Trustees had last considered approval of the Agreement. The Trustees also considered investments in CSIM’s mutual fund infrastructure. The Trustees also considered Schwab’s excellent reputation in connection with the OneSource mutual fund offering and its overall financial condition. The Board also considered the nature, extent and quality of the sub-advisory services provided by AXA Rosenberg to the Funds and the resources it dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and AXA Rosenberg to the Funds and the resources of CSIM and its affiliates and the resources of AXA Rosenberg dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements. Specifically, the Trustees considered each Fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer group and peer category, selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund, whether, irrespective of relative performance, AXA Rosenberg’s absolute performance was consistent with expectations for its unique quantitative investment methodology and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreements. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s contractual and voluntary waivers of management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM and AXA Rosenberg to other mutual funds and to other types of accounts, such as separate accounts and wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and the compensation flowing to AXA Rosenberg, directly or indirectly. In this connection, with respect to the profitability of CSIM and its affiliates, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM and AXA Rosenberg from their relationships with the Funds, such as whether, by virtue of their management of the Funds, CSIM or AXA Rosenberg obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM and AXA Rosenberg, and their respective affiliates, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and AXA Rosenberg, and their respective affiliates. The Board also considered information relating to changes to CSIM’s business operations and how these changes affected CSIM’s profitability under the Agreements. With respect to the profitability of AXA Rosenberg, the Board also considered that AXA Rosenberg is compensated by CSIM, and not by the Funds directly, and such compensation reflects an arms-length negotiation between the parties. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and AXA Rosenberg is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM has previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered existing contractual investment advisory fee schedules that, for all Funds other than Laudus U.S. Small Capitalization Fund, include lower fees at higher graduated asset levels, and AXA Rosenberg’s agreement to (a) contractual sub-advisory fee schedules that, for all Funds other than Laudus U.S. Small Capitalization Fund, include lower fees at higher graduated asset levels as measured on a complex wide basis, and (b) a contractual subadvisory fee schedule with respect to the Laudus U.S. Small Capitalization Fund that includes lower fees at higher graduated assets levels. The Board also considered certain existing commitments by CSIM that are designed to pass along potential economies of scale to Fund shareholders. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below provide information about the trustees and officers for the Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of September 30, 2008, the Fund Complex included 84 funds.

At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

Independent Trustees
Name, Address[1]	Principal	Number of
and Year of Birth;	Occupation(s)	Portfolios in
(Term of Office, and	During the	Fund Complex
Length of Time Served2)	Past Five Years	Overseen	Other Directorships Held by Trustee

Mariann Byerwalter[3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	84	Board 1–Director, Redwood Trust, Inc. (mortgage finance). Board 2–Director, PMI Group, Inc. (mortgage insurance).

William A. Hasler[3] 1941 (1/04-present)	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	84	Board 1–Director, Mission West Properties (commercial real estate).
Board 2–Director, TOUSA (home building).
Board 3–Director, Harris-Stratex Networks (a network equipment corporation).
Board 4–Director, Genitope Corp. (bio-pharmaceuticals).
Board 5 –Director, Ditech Networks (voice communication technology).
			Board 6–Rubicon Limited (manufacturing).

Nils H. Hakansson[3] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	15	None

Independent Trustees continued
Name, Address[1]	Principal	Number of
and Year of Birth;	Occupation(s)	Portfolios in
(Term of Office, and	During the	Fund Complex
Length of Time Served2)	Past Five Years	Overseen	Other Directorships Held by Trustee

Randall W. Merk 1954 Trustee (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co. Inc.; Executive Vice President, Charles Schwab & Co. Inc.(2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	15	None

Officers
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Jeffrey Mortimer 1963 (3/08-present, President and CEO) (6/04-present, CIO)	President, Chief Executive Officer, and Chief Investment Officer	Senior Vice President and Chief Investment Officer-Equities, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06-present)	Treasurer and Chief Financial Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Trust Inc.; From 12/99 to 11/04: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 (12/05-present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Randall Fillmore 1960 (9/04-present)	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer, Charles Schwab Investment Management, Inc.; Senior Vice President, Charles Schwab & Co., Inc.; Chief Compliance Officer, Schwab Funds. From June 2006 to June 2007, Chief Compliance Officer, Excelsior Funds. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc.

Daniel Kern 1961 (3/05-present)	Vice President	Vice President, Investment Management Services. Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Variable Insurance Trust. Until December 2004, Vice President, Internal Audit, Charles Schwab Corporation.

Officers continued
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Michael Haydel 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director Charles Schwab & Co., Inc.

Cathy Sabo 1964 (12/05-present)	Vice President	Vice President, Compliance, Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until September 2004, Vice President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.

[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed.

[3]	Member of the Audit Committee.

[4]	The mailing address of each of the Officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[5]	There is no stated term of office for the officers of the Trust.

Glossary

90 Day T-bill is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

Alpha is a measure of a fund’s risk adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund’s manager. It is calculated by measuring the difference between a fund’s actual returns and its expected performance given its level of market risk as measured by beta.

Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

GDP, or Gross Domestic Product, is the market value of the goods and services produced by labor and property in the United States.

Modified Duration expresses the measurable change in the value of a security in response to a change in interest rates. The formula calculates the effect that a 1% change in interest rates will have on the price of a bond.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

The S&P/Citigroup Global ex US Broad Market Index (BMI) $2-$10 Billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index (BMI), which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

The S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

The Standard & Poor’s 500® (S&P 500) Index is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Price to cash flow ratio is the price of a stock divided by its reported cash flow per share.

Relative strength is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR45083 - 00

Semiannual Report September 30, 2008

COMMAND PERFORMANCETM

Laudus Rosenberg International Equity Funds
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund (Closed to investors)

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
AXA Rosenberg Investment Management LLC

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Rosenberg International Equity Fund

Investor Shares (Ticker Symbol: RIEIX)	-23.10%
Select Shares (Ticker Symbol: REQIX)	-22.95%
Benchmark: MSCI EAFE Index	-22.03%

Performance Details	pages 6-7

Laudus Rosenberg International Discovery Fund

Investor Shares (Ticker Symbol: LIDIX)	-23.45%
Select Shares (Ticker Symbol: LIDSX)[1]	-23.39%
Benchmark: S&P/Citigroup Global ex US BMI $2-10 Billion Cap Range	-26.10%

Performance Details	pages 8-9

Laudus Rosenberg International Small Capitalization Fund

Investor Shares (Ticker Symbol: RISIX)	-23.66%
Select Shares (Ticker Symbol: ICSIX)	-23.51%
Benchmark: S&P/Citigroup World ex US EMI	-26.17%

Performance Details	pages 10-11

Minimum Initial Investment[2]

Investor Shares	$ 100
Select Shares	$ 50,000

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may effect share level returns.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Small-company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

[1]	The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed at 9/30/08. The total return presented in the financial highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles and which are required when preparing the semiannual report.
[2]	Please see prospectus for further detail and eligibility requirements.

2 Laudus Rosenberg International Equity Funds

From the President

Jeffrey Mortimer is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,

The past six months have marked a difficult time in financial history. Both domestically and abroad, corporations and economies have experienced significant headwinds as credit tightened, residential real estate prices declined, and many financial corporations and hedge funds began to deleverage. In our view, consumers during this period became extremely cautious of owning anything but assets that carried government guarantees, such as U.S. Treasuries. As a result, we witnessed price declines across many industry groups and in general major indexes and averages also declined.

Due to this market turmoil, some funds in the Laudus Rosenberg family experienced meaningful declines. In these difficult times, I would like to emphasize that the negative performance of these funds has been primarily the result of atypical market conditions and pessimistic economic outlook. While we cannot predict the future with any certainty, we are doing everything we can to manage the Laudus Funds through these difficult times. Our portfolio management strategy has always been and will continue to be guided by long-term perspective and prudence.

The Laudus Rosenberg Funds are sub-advised by AXA Rosenberg, one of the world’s premier equity specialists and institutional money managers. Through the Laudus Rosenberg Funds offering, this distinctive approach to investment management is easily accessible to independent advisors and individual investors.

In closing, I would remind you that should you have any questions about the funds we are available to answer them at 1-800-447-3332.

Thank you for investing with us.

Sincerely,

Laudus Rosenberg International Equity Funds 3

The Investment Environment

The past six months have produced significant volatility in the global capital markets. Nearly all major indexes produced negative returns, some losing more than 20%. Generally, the U.S. equity markets fared better than international ones, and fixed income outperformed both. Commodity indexes also lost value.

The period began with fairly strong positive returns. Many equity indexes gained over 5% in April and continued with positive but lower returns in May. However, June began a series of monthly declines which culminated in very weak returns in September. For the six-month period, stocks were down about 15% on average across the globe. In the U.S., large-cap stocks lost about 11% for the period, with very little difference between growth- and value-style equities. U.S. small-caps, however, outperformed U.S. large-caps, coming in just barely negative for the six months. U.S. small-cap value stocks outperformed growth, and even posted a slightly positive return. Internationally, the results were worse. International large-cap stocks lost nearly 24%, but outperformed international small-cap stocks, which were down more than 26%. There were little differences in returns across investment styles internationally during the six-month period.

What caused these weak returns, especially during a relatively short period of time? In essence, the credit crisis that began in the summer of 2007 continued to dominate the capital markets during the period. In September 2008 alone, Lehman Brothers declared bankruptcy, while the U.S. government intervened in the operations of Freddie Mac, Fannie Mae and AIG. Several banks also failed. Companies in all areas but especially in the financial services sector began to deleverage their balance sheets. Over the past several years, individuals and companies borrowed significant amounts of capital. Individuals typically used these loans to purchase homes and autos. In turn, many financial companies leveraged their balance sheets to buy these loans and package and sell marketable securities composed of them, such as mortgage-backed securities. On the open market, these securities could be bought by institutional investors and hedge funds, for example. As credit tightened, many of the loans – both consumer and corporate – went into default, requiring firms to acquire capital to shore up their balance sheets or to sell assets to reduce their debt.

Investors and lenders were worried about the value of the debt on company balance sheets. In some cases, there were no bidders for the corporate obligations and securitized assets that were being offered for sale. Without bids, it became difficult to value these securities, and as default rates rose prices became even more depressed. Eventually, the solvency of corporations with large portfolios of leveraged debt was questioned. In this environment, investors took defensive action by reducing their corporate equity exposure. Thus, the equity markets declined precipitously as investors migrated to the safety of government debt.

A few areas performed well. One notable area was the U.S. Treasury market, generally considered the lowest default risk fixed income investment. Short-term Treasury bills gained about 1% during the period, and longer maturity Treasury bonds returned nearly 1.5%. In equities, as noted above, small-cap value stocks in the U.S. did generate a slightly positive return. Also, U.S. Health Care stocks did well during the period, as investors flocked to defensive investments.

From a Sector perspective across the globe, some interesting patterns emerged. Financial stocks were down nearly 20%, as expected, given their position in the middle of the credit crunch. However, Materials and Energy stocks, which have performed very well over the last few years, also did poorly, partially due to the deleveraging process described above and partially due to investors simply wanting out of equity positions.

4 Laudus Rosenberg International Equity Funds

The Investment Environment continued

Also losing in the double-digit range were Industrials, Consumer Discretionary, Information Technology, Telecomm, and Utilities. The top performers were global Health Care and Consumer Staples firms, areas generally considered to be defensive investments in times of economic or market stress; although both groups performed negatively, their losses were much less versus the other Sectors.

Among major developed economies, the U.S. performed the best during the period, losing about 11%. Canada and Japan did slightly worse. Most European countries lost more than 20%. It is important to note that in the period from July through September, the U.S. dollar rallied against the British pound and the euro, pushing the European returns lower for U.S. dollar-based investors. Emerging markets as a group underperformed developed markets, losing more than 27% in the six-month period. Many emerging market countries lost more than 30%, another sign of risk aversion among global investors.

The dollar’s gains also impacted commodity prices, and most commodity indexes were down about 12% for the six-month period. Crude oil was nearly flat for the period, in contrast to the rise in prices over the last few years. Metals and agricultural prices also declined, partially in response to expectations of slowing economies around the globe and thus a likelihood of lower demand.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Laudus Rosenberg International Equity Funds 5

Laudus Rosenberg International Equity Fund

The Laudus Rosenberg International Equity Fund Investor Shares returned -23.10% for the period, underperforming the benchmark MSCI EAFE Index, which returned -22.03%. Negative returns in the fund were primarily the result of broad-based economic turmoil and volatility stemming from tightened credit amidst investors divesting away from securitized assets tied to the residential housing market. As a result of these and other factors, returns across the majority of industry groups represented in the fund were negative. Underperformance was primarily due to industry group weightings and stock selection.

On an industry group level, returns were negative across all groups. Relative to the benchmark an overweight to Materials and an underweight to Health Care negatively impacted returns. However, an underweight to Financials and an overweight to Energy helped to offset. Stock selection was good in Financials, but was mostly offset by selection in Materials.

In terms of market capitalization, returns were negative across all cap levels. On average, stock selection detracted from performance as did cap weightings. Selection in the $20-50 billion range led the detractors, followed by selection and weighting in the $100-150 billion range. In general, the fund and its benchmark are weighted toward companies with market caps between $10-100 billion.

From a Price to Earnings (P/E) perspective, stock selection and weighting both detracted. Selection in and weighting toward companies with P/E ratios between 0-12.5 was the most significant detractor followed by selection in companies with ratios between 17.5 and 25. In general, returns were negative across all P/E ratios and in many cases were down around 20% overall.

When looking at Price to Book (P/B) ratios, returns across all ratios were negative. Stock selection amongst companies with P/B ratios of 1.50-2.25 led the detractors followed by selection in companies with P/B ratios of 2.25-3.00. The effect of weightings across P/B ratios was slightly negative overall.

From a regional perspective, stock selection in Europe led the detracting factors. Returns across all regions represented in the fund were negative. Africa & the Middle East was the most negative; however, the fund and benchmark have little exposure in this region.

As of 9/30/08:
 Fund Characteristics1

Number of Securities	383
Avg. Market Capitalization

($Wtd. x 1,000,000)	$43,735
Portfolio Turnover

(One year trailing)	105%

Price to Earnings (P/E)	8.92

Price/Book Ratio (P/B)	1.28

Price to Cash Flow	8.08

Beta	0.94

Return on Equity	15.45%
Five-Year Earnings

Growth	15%

 Fund Overview1

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	12/5/2000	6/7/2000
Total Net Assets ($ x 1,000)	$15,633	$68,205
Ticker Symbol	RIEIX	REQIX
Cusip	51855Q812	51855Q507
NAV	$8.92	$8.93

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.

6 Laudus Rosenberg International Equity Funds

 Laudus Rosenberg International Equity Fund

Performance Summary as of 9/30/08

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	6 Months	1 Year	5 Years	Since Inception

Investor (12/5/00)	-23.10%	-32.14%	7.77%	2.38%
Select (6/7/00)	-22.95%	-31.92%	8.14%	1.24%
Benchmark: MSCI EAFE Index®*	-22.03%	-30.13%	10.16%	(12/5/00) 3.29%
				(6/7/00) 1.50%
Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 1.69% / Select Shares: Net 1.12%; Gross 1.23%

 Country Weightings % of Investments3

Japan	22.5%

United Kingdom	19.7%

France	11.5%

Germany	8.5%

Switzerland	6.1%

Italy	5.9%

Australia	5.8%

Spain	4.9%

Netherlands	3.0%

Hong Kong	2.5%

Sweden	1.6%

Belgium	1.5%

Other Countries	6.5%

Total	100.0%

 Sector Weightings % of Investments3

Financials	23.0%

Materials	16.8%

Industrials	12.7%

Energy	12.6%

Telecommunication Services	8.6%

Consumer Discretionary	7.1%

Utilities	6.4%

Health Care	4.6%

Information Technology	4.3%

Consumer Staples	3.9%

Total	100.0%

 Top Equity Holdings % of Net Assets3

Total S.A.	2.5%

France Telecom S.A.	2.5%

Sanofi-Aventis	2.4%

Zurich Financial Services AG - Reg’d	2.4%

BASF SE	2.3%

Vodafone Group plc	2.3%

HSBC Holdings plc	1.9%

BAE Systems plc	1.8%

Eni S.p.A.	1.8%

AstraZeneca plc	1.8%

Total	21.7%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index®) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg International Equity Funds 7

Laudus Rosenberg International Discovery Fund

The Laudus Rosenberg International Discovery Fund Investor Shares returned -23.45% for the period, outperforming the benchmark S&P/Citigroup Global ex U.S. Broad Market Index, which returned -26.10%. Negative returns in the fund were primarily the result of broad-based economic turmoil and volatility stemming from tightened credit amidst investors divesting away from securitized assets tied to the residential housing market. As a result of these and other factors, returns across the majority of industry groups represented in the fund were negative. Outperformance was primarily due to good stock selection.

On an industry group level, returns across all groups were negative and in most cases down more than 15%. The Health Care industry declined the least of industry groups represented in the fund, and is usually seen as a more defensive investment position. However, the fund and benchmark are not weighted toward Health Care. Stock selection was particularly good in Financials followed by Materials. Selection in Telecomm Services led partially offsetting groups.

In terms of market capitalization, returns were negative across all cap levels, particularly in companies larger than $7.5 billion. Stock selection in companies with market caps between $3-5 billion and $750 million to $1.5 billion benefitted the fund. The effect of weightings was neutral to slightly negative. In general, the fund and the benchmark were weighted toward companies with market caps less than $3 billion.

From a Price to Earnings (P/E) perspective, the fund benefitted from stock selection across all P/E ratios. Selection amongst companies with P/E ratios of 0-12.5 and those with negative P/Es contributed to outperformance relative to the benchmark. The effect of weightings across P/E ratios was neutral to slightly negative.

When looking at Price to Book (P/B) ratios, stock selection and weightings contributed to outperformance. The most significant contributing factor was good stock selection in and an overweight to companies with P/B ratios of 1.25 and below.

As of 9/30/08:
 Fund Characteristics1

Number of Securities	608
Avg. Market Capitalization

($Wtd. x 1,000,000)	$4,174
Portfolio Turnover

(One year trailing)	141%

Price to Earnings (P/E)	10.83

Price/Book Ratio (P/B)	1.12

Price to Cash Flow	6.37

Beta	0.94

Return on Equity	11.48%
Five-Year Earnings

Growth	16%

 Fund Overview1

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	5/31/2006	5/31/2006
Total Net Assets ($ x 1,000)	$92,512	$224,271
Ticker Symbol	LIDIX	LIDSX
Cusip	51855Q697	51855Q689
NAV	$8.75	$8.79

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.

8 Laudus Rosenberg International Equity Funds

 Laudus Rosenberg International Discovery Fund

Performance Summary as of 9/30/08

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	6 Months	1 Year	Since Inception

Investor (5/31/06)	-23.45%	-31.10%	-3.22%
Select (5/31/06)**	-23.39%	-30.95%	-2.95%
Benchmark: S&P/Citigroup Global ex US BMI $2-10 Billion Cap Range*	-26.10%	-33.83%	-3.66%
Fund Expense Ratios2: Investor Shares: Net 1.65%; Gross 1.81% / Select Shares: Net 1.35%; Gross 1.54%

 Country Weightings % of Investments3

Japan	21.6%

United Kingdom	8.3%

Canada	7.1%

Australia	6.2%

Republic of Korea	4.3%

France	3.5%

Taiwan	3.4%

Hong Kong	3.3%

Switzerland	3.1%

Sweden	3.0%

Germany	2.9%

Italy	2.8%

South Africa	2.6%

Brazil	2.4%

Finland	2.0%

China	2.0%

India	1.9%

Belgium	1.9%

Mexico	1.5%

Singapore	1.5%

Spain	1.5%

Netherlands	1.4%

Other Countries	11.8%

Total	100.0%

 Sector Weightings % of Investments3

Financials	20.0%

Industrials	17.5%

Materials	17.3%

Consumer Discretionary	10.5%

Consumer Staples	9.9%

Information Technology	6.6%

Energy	6.3%

Utilities	5.5%

Telecommunication Services	4.4%

Health Care	1.8%

Other	0.2%

Total	100.0%

 Top Equity Holdings % of Net Assets3

Santos Ltd.	0.9%

Shiseido Co., Ltd.	0.7%

West Japan Railway Co.	0.7%

Chuo Mitsui Trust Holdings, Inc.	0.7%

Agrium, Inc.	0.6%

The Bank of Kyoto, Inc.	0.6%

Fukuoka Financial Group, Inc.	0.6%

AGL Energy Ltd.	0.6%

OMRON Corp.	0.5%

National Bank of Canada	0.5%

Total	6.4%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

*	The S&P/Citigroup Global ex US Broad Market Index (BMI) $2 - $10 Bill Cap Range includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization. Investors cannot invest directly in any index and index figures do not include trading and management costs.

**	The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed at 9/30/08. The total return presented in the financial highlights section of the report is calculated in the same manner, but also taking into account certain adjustments that are necessary under generally accepted accounting principles and which are required when preparing the semiannual report.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/10. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg International Equity Funds 9

Laudus Rosenberg International Small Capitalization Fund

The Laudus Rosenberg International Small Capitalization Fund Investor Shares returned -23.66% for the period, outperforming the benchmark S&P/Citigroup Global ex U.S. Extended Market Index, which returned -26.17%. Negative returns in the fund were primarily the result of broad-based economic turmoil and volatility stemming from tightened credit amidst investors divesting away from securitized assets tied to the residential housing market. As a result of these and other factors, returns across the majority of industry groups represented in the fund were negative. Outperformance was primarily due to stock selection, spread across Europe, Asia Pacific and North America.

In terms of industry groups, returns across all major groups represented in the fund were negative. Stock selection was particularly good in the Materials industry relative to the benchmark, but was slightly offset by an overweight to this group where stocks held in the fund lost more than 25% on average. Utilities was the best performer with stocks off around 4% overall. In general, the fund was weighted toward Materials and Industrials.

From a market capitalization perspective, stock selection benefitted the fund across capitalization levels, except in the $3 – 7.5 billion range where it detracted slightly. On the balance, the effect of weightings among cap levels benefitted the fund.

In terms of Price to Earnings (P/E), stock selection helped the fund and was particularly good relative to the benchmark amongst companies with negative P/E ratios and amongst companies with ratios between 0-12.5. However, the fund’s overweight to companies in the 0-12.5 range somewhat reduced the gain from stock selection as returns were down about 25% on average. In general, the fund was weighted toward stocks with P/E ratios below 25.

When looking at Price to Book (P/B) ratios, returns were down more than 20% across all ratios. Stock selection and weighting toward companies with P/B ratios of 1.25 and below benefitted the fund. In general, the fund was weighted toward companies with lower P/B ratios, while the index was more evenly distributed.

As of 9/30/08:
 Fund Characteristics1

Number of Securities	893
Avg. Market Capitalization

($Wtd. x 1,000,000)	$2,639
Portfolio Turnover

(One year trailing)	74%

Price to Earnings (P/E)	10.04

Price/Book Ratio (P/B)	0.90

Price to Cash Flow	2.02

Beta	0.95

Return on Equity	8.87%
Five-Year Earnings

Growth	20%

 Fund Overview1

	Investor Shares	Select Shares

Initial Investment	$100	$50,000
Inception Date	10/29/1996	9/23/1996
Total Net Assets ($ x 1,000)	$321,341	$404,198
Ticker Symbol	RISIX	ICSIX
Cusip	51855Q796	51855Q606
NAV	$12.78	$12.98

[1]	Portfolio holdings are subject to change and may not represent current or future holdings.

10 Laudus Rosenberg International Equity Funds

 Laudus Rosenberg International Small Capitalization Fund

Performance Summary as of 9/30/08

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Investor Shares1

Performance of a Hypothetical
$50,000 Investment in Select Shares1

 Average Annual Total Returns1

Class and Inception Date	6 Months	1 Year	5 Years	10 Years

Investor (10/29/96)	-23.66%	-33.66%	11.22%	11.03%
Select (9/23/96)	-23.51%	-33.43%	11.60%	11.39%
Benchmark: S&P/Citigroup World ex US EMI*	-26.17%	-34.48%	11.63%	8.49%

Fund Expense Ratios2: Investor Shares: 1.45% / Select Shares: Net 1.09%

 Country Weightings % of Investments3

Japan	18.7%

United Kingdom	15.1%

Switzerland	10.9%

Germany	9.0%

France	8.6%

Canada	7.1%

Australia	4.2%

Italy	3.6%

Republic of Korea	3.6%

Netherlands	3.1%

Spain	2.9%

Belgium	2.7%

Hong Kong	2.6%

Sweden	2.0%

Other Countries	5.9%

Total	100.0%

 Sector Weightings % of Investments3

Industrials	25.1%

Materials	20.6%

Financials	15.3%

Consumer Discretionary	11.4%

Infornation Technology	11.0%

Consumer Staples	5.2%

Energy	4.9%

Utilities	3.0%

Telecommunication Services	2.0%

Health Care	1.5%

Total	100.0%

 Top Equity Holdings % of Net Assets3

Koninklijke DSM N.V.	2.1%

K&S AG	1.7%

Baloise Holding AG -Reg’d	1.4%

Addecco S.A. - Reg’d	1.4%

Cap Gemini S.A.	1.4%

Thales S.A.	1.3%

Liberty International plc	1.3%

Hammerson plc	1.3%

FirstGroup plc	1.2%

Saltzgitter AG	1.1%

Total	14.2%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

*	S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets. Investors cannot invest directly in any index and index figures do not include trading and management costs.

[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.
[2]	Gross Expenses. Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the financial highlights section of the financial statements.
[3]	Portfolio holdings are subject to change and may not represent current or future holdings.

Laudus Rosenberg International Equity Funds 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for period beginning April 1, 2008 and held through September 30, 2008.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 4/1/08	at 9/30/08	4/1/08 - 9/30/08

Laudus Rosenberg International Equity Fund
Investor Shares
Actual Return	1.40%	$1,000	$769.00	$6.21
Hypothetical 5% Return	1.40%	$1,000	$1,018.05	$7.08
Select Shares
Actual Return	1.12%	$1,000	$770.50	$4.97
Hypothetical 5% Return	1.12%	$1,000	$1,019.45	$5.67

Laudus Rosenberg International Discovery Fund
Investor Shares
Actual Return	1.65%	$1,000	$765.50	$7.30
Hypothetical 5% Return	1.65%	$1,000	$1,016.80	$8.34
Select Shares
Actual Return	1.35%	$1,000	$767.70	$5.98
Hypothetical 5% Return	1.35%	$1,000	$1,018.30	$6.83

Laudus Rosenberg International Small Capitalization Fund
Investor Shares
Actual Return	1.46%	$1,000	$763.40	$6.45
Hypothetical 5% Return	1.46%	$1,000	$1,017.75	$7.38
Select Shares
Actual Return	1.11%	$1,000	$764.90	$4.91
Hypothetical 5% Return	1.11%	$1,000	$1,019.50	$5.62

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provide in Financial Highlights.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days of the period, and divided by 365 days of the fiscal year.

12 Laudus Rosenberg International Equity Funds

Laudus Rosenberg International Equity Fund

Financial Statements

Financial Highlights

	4/1/08-		4/1/07-	4/1/06-	4/1/05-	4/1/04-		4/1/03-
Investor Shares	9/30/08*		3/31/08	3/31/07	3/31/06	3/31/05		3/31/04

Per—Share Data ($)

Net asset value at beginning of period	11.60		13.54	11.77	9.61	8.47		5.57

Income (loss) from investment operations:
Net investment income (loss)	0.20		0.55	0.14	0.10	0.06	[1]	0.03 [1]
Net realized and unrealized gains (losses)	(2.88)		(1.33)	1.97	2.14	1.11		2.93

Total from investment operations	(2.68)		(0.78)	2.11	2.24	1.17		2.96
Less distributions:
Distributions from net investment income	—		(0.21)	(0.09)	(0.08)	(0.03)		(0.08)
Distributions from net realized gains	—		(0.95)	(0.25)	—	—		—

Total distributions	—		(1.16)	(0.34)	(0.08)	(0.03)		(0.08)

Redemption fees	—		- [2]	- [2]	—	-	[2]	0.02

Net asset value at end of period	8.92		11.60	13.54	11.77	9.61		8.47

Total return (%)	(23.10)[3]		(6.21)	18.08	23.41	13.79		53.61

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.40	[4]	1.61	1.64	1.72	1.72		1.59
Gross operating expenses	1.54	[4]	1.69	1.71	2.33	2.96		4.46
Net investment income (loss)	3.36	[4]	1.97	1.17	1.02	0.65		0.45
Portfolio turnover rate	61	[3]	83	64	59	52		107
Net assets, end of period ($ x 1,000)	15,633		19,570	61,411	18,824	12,491		2,881

	4/1/08-		4/1/07-	4/1/06-	4/1/05-	4/1/04-		4/1/03-
Select Shares	9/30/08*,5		3/31/08	3/31/07	3/31/06	3/31/05		3/31/04

Per—Share Data ($)

Net asset value at beginning of period	11.59		13.58	11.80	9.63	8.46		5.56

Income (loss) from investment operations:
Net investment income (loss)	0.21		0.18	0.07	0.14	0.09	[1]	0.08 [1]
Net realized and unrealized gains (losses)	(2.87)		(0.92)	2.08	2.15	1.12		2.90

Total from investment operations	(2.66)		(0.74)	2.15	2.29	1.21		2.98
Less distributions:
Distributions from net investment income	—		(0.30)	(0.12)	(0.12)	(0.04)		(0.08)
Distributions from net realized gains	—		(0.95)	(0.25)	—	—		—

Total distributions	—		(1.25)	(0.37)	(0.12)	(0.04)		(0.08)

Redemption fees	—		- [2]	- [2]	—	-	[2]	0.01

Net asset value at end of period	8.93		11.59	13.58	11.80	9.63		8.46

Total return (%)	(22.95)[3]		(5.91)	18.37	23.86	14.36		53.81

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12	[4]	1.22	1.34	1.34	1.34		1.35
Gross operating expenses	1.17	[4]	1.23	1.34	1.96	2.69		4.32
Net investment income (loss)	3.68	[4]	1.46	1.09	1.34	0.96		1.12
Portfolio turnover rate	61	[3]	83	64	59	52		107
Net assets, end of period ($ x 1,000)	68,205		97,701	68,398	21,688	16,094		9,914
* Unaudited.
1 Calculated based on the average shares outstanding during the period.
2 Amount less than $0.005.
3 Not annualized.
4 Annualized.
5 Effective July 31, 2008, the Institutional Shares became Select Shares.

See financial notes 13

 Laudus Rosenberg International Equity Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

99.2%	Common Stock	101,648,432	83,135,667
0.3%	Short-Term Investment	280,000	280,000

99.5%	Total Investments	101,928,432	83,415,667
0.5%	Other Assets and Liabilities		422,334

100.0%	Net Assets		83,838,001

	Number	Value
Security	of Shares	($)

Common Stock 99.2% of net assets

Australia 5.8%

Banks 1.3%
Australia & New Zealand Banking Group Ltd.	16,300	251,822
Commonwealth Bank of Australia	10,600	373,583
National Australia Bank Ltd.	7,200	145,314
Westpac Banking Corp.	16,900	299,545

		1,070,264

Commercial & Professional Supplies 0.1%
Downer EDI Ltd.	8,300	42,288

Consumer Services 0.0%
Flight Centre Ltd.	400	6,178

Energy 0.7%
Origin Energy Ltd.	10,300	133,226
Santos Ltd.	11,700	179,025
Woodside Petroleum Ltd.	6,200	250,176

		562,427

Food & Staples Retailing 0.1%
Woolworths Ltd.	2,400	52,867

Food, Beverage & Tobacco 0.4%
Coca-Cola Amatil Ltd.	5,600	37,390
Foster’s Group Ltd.	54,900	245,282
Lion Nathan Ltd.	11,000	82,355

		365,027

Insurance 0.1%
AMP Ltd.	5,100	28,999
Insurance Australia Group Ltd.	5,300	17,592
QBE Insurance Group Ltd.	1,800	38,819

		85,410

Materials 2.3%
BHP Billiton Ltd.	37,500	970,148
Fortescue Metals Group Ltd. *	35,600	135,446
Incitec Pivot Ltd.	20,000	80,131
Mount Gibson Iron Ltd. *	23,400	31,173
Nufarm Ltd.	4,900	59,977
OM Holdings Ltd.	5,800	9,227
Orica Ltd.	11,700	197,593
Portman Ltd. *	9,962	168,079
Rio Tinto Ltd.	4,800	323,434

		1,975,208

Media 0.0%
Amalgamated Holdings Ltd.	1,575	6,207

Real Estate 0.4%
CFS Retail Property Trust	9,800	17,781
Dexus Property Group	14,100	16,586
Goodman Group	9,400	18,969
Westfield Group	18,800	257,521

		310,857

Telecommunication Services 0.4%
Telstra Corp., Ltd.	103,500	347,238

		4,823,971

Austria 0.8%

Energy 0.6%
OMV AG	10,712	451,512

Materials 0.2%
Voestalpine AG	5,792	180,990

Real Estate 0.0%
Immofinanz Immobilien Anlagen AG *	1,432	5,066

		637,568

Belgium 1.5%

Diversified Financials 0.0%
Banque Nationale de Belgique	3	11,605

Energy 0.1%
Euronav S.A.	1,849	51,124

Food & Staples Retailing 0.4%
Delhaize Group	5,700	331,080

Materials 1.0%
Solvay S.A.	4,600	564,649
Umicore	8,357	258,081

		822,730

		1,216,539

Denmark 1.1%

Transportation 1.1%
A P Moller - Maersk A/S, Series A	92	793,594
D/S Norden A/S	2,193	105,593

		899,187

Finland 1.2%

Capital Goods 0.5%
Metso Corp. Oyj	8,402	206,070

14 See financial notes

 Laudus Rosenberg International Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Wartsila Corp. Oyj	5,620	236,762

		442,832

Materials 0.7%
Outokumpu Oyj	8,405	133,910
Rautaruukki Oyj	2,185	43,668
UPM-Kymmene Oyj	23,950	373,676

		551,254

		994,086

France 11.4%

Automobiles & Components 0.7%
PSA Peugeot Citroen	11,400	429,052
Valeo S.A.	3,782	114,450

		543,502

Banks 0.8%
BNP Paribas	4,986	475,951
Societe Generale	2,543	228,437

		704,388

Capital Goods 0.9%
Nexans S.A.	416	37,007
Schneider Electric S.A.	5,700	489,485
Thales S.A.	5,211	262,972

		789,464

Commercial & Professional Supplies 0.0%
Suez Environnement S.A. *	611	15,044

Consumer Durables & Apparel 0.2%
Christian Dior S.A.	1,967	149,182

Energy 2.5%
Total S.A.	35,044	2,128,920

Insurance 0.3%
CNP Assurances	1,800	203,310

Materials 0.3%
Arkema	3,000	110,752
Eramet	400	153,240

		263,992

Pharmaceuticals & Biotechnology 2.4%
Sanofi-Aventis	30,481	2,003,989

Software & Services 0.6%
Atos Origin S.A.	2,678	117,855
Cap Gemini S.A.	8,400	396,823

		514,678

Telecommunication Services 2.5%
France Telecom S.A.	75,086	2,106,133

Utilities 0.2%
GDF Suez	2,331	121,273

		9,543,875

Germany 8.4%

Capital Goods 0.2%
Bilfinger Berger AG	714	37,190
KSB AG	41	22,133
Tognum AG	7,048	141,193

		200,516

Diversified Financials 0.2%
Deutsche Bank AG - Reg’d	2,984	213,466

Household & Personal Products 0.2%
Henkel AG & Co. KGaA	6,843	209,874

Insurance 0.5%
Allianz SE - Reg’d	2,848	390,456

Materials 4.4%
Altana AG	2,853	42,273
BASF SE	40,676	1,939,288
K & S AG	8,872	615,150
Lanxess	4,500	123,931
Salzgitter AG	2,790	282,140
ThyssenKrupp AG	21,645	649,868

		3,652,650

Telecommunication Services 0.6%
Deutsche Telekom AG - Reg’d	32,295	490,471

Transportation 1.3%
Deutsche Post AG - Reg’d	51,117	1,066,531

Utilities 1.0%
RWE AG	8,698	829,238

		7,053,202

Greece 0.1%

Utilities 0.1%
Public Power Corp. S.A.	7,800	120,333

Hong Kong 2.5%

Banks 0.7%
BOC Hong Kong (Holdings) Ltd.	80,000	143,021
Hang Seng Bank Ltd.	22,800	431,014

		574,035

Capital Goods 0.3%
Jardine Matheson Holdings Ltd.	400	10,450
Jardine Strategic Holdings Ltd.	9,000	127,994
Johnson Electric Holdings Ltd.	83,500	31,377
NWS Holdings Ltd.	25,000	44,859

		214,680

Consumer Durables & Apparel 0.1%
Yue Yuen Industrial (Holdings) Ltd.	21,000	57,365

Diversified Financials 0.0%
Allied Properties (H.K.) Ltd.	130,000	16,887

Food, Beverage & Tobacco 0.0%
First Pacific Co., Ltd.	16,000	8,466
Pacific Andes (Holdings) Ltd.	36,000	6,135
Vitasoy International Holdings Ltd.	8,000	3,501

		18,102

Real Estate 0.1%
Great Eagle Holdings Ltd.	14,000	31,135
Kowloon Development Co., Ltd.	28,000	25,074
Sinolink Worldwide Holdings Ltd.	288,000	27,765
Wheelock Properties Ltd.	5,000	2,599

		86,573

See financial notes 15

 Laudus Rosenberg International Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Retailing 0.2%
Esprit Holdings Ltd.	23,500	145,666
Wing On Co. International Ltd.	24,000	33,542

		179,208

Technology Hardware & Equipment 0.1%
Foxconn International Holdings Ltd. *	47,000	21,024
VTech Holdings Ltd.	7,000	40,942

		61,966

Transportation 0.2%
Hopewell Highway Infrastructure Ltd.	76,500	53,233
Orient Overseas International Ltd.	12,000	30,740
Pacific Basin Shipping Ltd.	96,000	79,815
Transport International Holdings Ltd.	2,800	7,818

		171,606

Utilities 0.8%
CLP Holdings Ltd.	45,500	367,037
Hongkong Electric Holdings Ltd.	49,500	310,908

		677,945

		2,058,367

Ireland 0.1%

Insurance 0.1%
Irish Life & Permanent plc	16,092	112,956

Italy 5.9%

Automobiles & Components 0.1%
Pirelli & C. S.p.A.	199,309	117,597

Banks 1.4%
Banco Popolare Societa Cooperativa	37,561	583,489
Intesa Sanpaolo S.p.A.	43,170	237,417
UniCredit S.p.A.	59,399	222,113
Unione di Banche Italiane S.c.p.A.	7,809	171,070

		1,214,089

Capital Goods 0.1%
Danieli S.p.A. - Officine Meccaniche Danieli & C.	1,918	42,222

Energy 1.8%
Eni S.p.A.	57,600	1,526,749

Insurance 0.2%
Fondiaria - Sai S.p.A.	1,600	37,766
Unipol Gruppo Finanziario S.p.A.	80,712	173,196

		210,962

Materials 0.1%
Italcementi S.p.A.	4,558	56,459

Telecommunication Services 0.7%
Telecom Italia S.p.A.	367,549	547,014

Utilities 1.5%
Enel S.p.A.	142,187	1,186,932
Iride S.p.A.	15,770	34,810

		1,221,742

		4,936,834

Japan 22.3%

Automobiles & Components 3.7%
Bridgestone Corp.	21,600	408,921
Calsonic Kansei Corp.	1,000	2,868
Denso Corp.	14,100	345,842
Fuji Heavy Industries Ltd.	21,000	106,373
HI-LEX Corp.	100	1,068
Honda Motor Co., Ltd.	1,900	57,632
Mazda Motor Corp.	38,000	154,756
NHK Spring Co., Ltd.	2,000	11,092
Nissan Motors Co., Ltd.	76,900	519,981
Sumitomo Rubber Industries, Ltd.	9,500	84,635
Suzuki Motor Corp.	8,900	164,909
Takata Corp.	200	2,762
Topre Corp.	1,800	12,308
Toyota Industries Corp.	6,700	169,085
Toyota Motor Corp.	20,600	880,701
TS Tech Co., Ltd.	700	6,745
Unipres Corp.	1,200	11,969
Yamaha Motor Co., Ltd.	10,100	137,947

		3,079,594

Banks 2.8%
Chuo Mitsui Trust Holdings, Inc.	32,000	172,759
Fukuoka Financial Group, Inc.	30,000	110,400
Mitsubishi UFJ Financial Group, Inc.	132,300	1,153,689
Sapporo Hokuyo Holdings, Inc.	15	75,089
Sumitomo Mitsui Financial Group, Inc.	38	238,247
The Aichi Bank Ltd.	400	27,714
The Bank of Kyoto Ltd.	1,000	10,206
The Chiba Bank Ltd.	1,000	5,243
The Chiba Kogyo Bank Ltd. *	100	1,140
The Higashi-Nippon Bank Ltd.	6,000	16,348
The Higo Bank Ltd.	1,000	5,749
The Hokuetsu Bank Ltd.	1,000	2,068
The Hyakugo Bank Ltd.	10,000	56,680
The Hyakujushi Bank Ltd.	9,000	50,401
The Kagawa Bank Ltd.	3,000	14,056
The Mie Bank Ltd.	2,000	8,141
The Nishi-Nippon City Bank Ltd.	26,000	64,922
The San-in Godo Bank Ltd.	2,000	15,493
The Sumitomo Trust & Banking Co., Ltd.	44,000	293,147
The Yachiyo Bank Ltd.	5	10,998
Yamaguchi Financial Group, Inc.	1,000	12,204

		2,344,694

Capital Goods 2.1%
Aida Engineering Ltd.	1,000	4,147
Amada Co., Ltd.	16,000	87,869
Amano Corp.	100	801
Asahi Glass Co., Ltd.	18,000	158,231
Chudenko Corp.	1,800	27,055
Fuji Electric Holdings Co., Ltd.	32,000	77,298
Fuji Machine Manufacturing Co., Ltd.	2,100	25,462
Futaba Corp.	1,700	29,901
Hino Motors, Ltd.	7,000	28,303
Hitachi Construction Machinery Co., Ltd.	2,400	59,320

16 See financial notes

 Laudus Rosenberg International Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Itochu Corp.	9,000	54,217
JS Group Corp.	6,600	83,087
JTEKT Corp.	8,900	101,547
Kamei Corp.	2,000	7,728
Kanematsu Corp. *	3,000	2,903
Kubota Corp.	6,000	37,845
Maeda Corp.	6,000	18,637
Maeda Road Construction Co., Ltd.	4,000	25,877
Minebea Co., Ltd.	6,000	22,504
Mitsubishi Heavy Industries Ltd.	79,000	343,135
Nagase & Co., Ltd.	4,000	37,230
Nippo Corp.	4,000	22,577
Nippon Thompson Co., Ltd.	1,000	4,236
Nishimatsu Construction Co., Ltd.	11,000	25,323
Nitto Kogyo Corp.	1,500	11,053
Sintokogio Ltd.	100	628
Sojitz Corp.	54,100	125,388
Sumitomo Corp.	10,800	100,698
Sumitomo Electric Industries Ltd.	20,200	219,860
Takeuchi Mfg Co., Ltd.	500	6,588

		1,749,448

Consumer Durables & Apparel 0.8%
Hitachi Koki Co., Ltd.	3,100	31,612
Kurabo Industries Ltd.	9,000	15,810
Makita Corp.	2,300	47,117
Nikon Corp.	6,000	143,934
Panasonic Corp.	14,000	241,353
Roland Corp.	800	10,327
Sankyo Co., Ltd.	2,700	137,051
SRI Sports Ltd.	3	2,872
Tokyo Style Co., Ltd.	2,000	16,902

		646,978

Diversified Financials 0.1%
Hitachi Capital Corp.	3,300	40,183
SFCG Co., Ltd.	120	5,464
Takefuji Corp.	4,650	60,511

		106,158

Energy 0.6%
Inpex Holdings, Inc.	46	390,928
Japan Petroleum Exploration Co., Ltd.	1,900	97,532

		488,460

Food & Staples Retailing 0.4%
Aeon Co., Ltd.	22,000	224,770
Cawachi Ltd.	700	13,266
Heiwado Co., Ltd.	400	5,723
Uny Co., Ltd.	8,000	81,409

		325,168

Food, Beverage & Tobacco 1.2%
Asahi Breweries Ltd.	14,300	250,629
Japan Tobacco, Inc.	70	263,836
Kirin Holdings Co., Ltd.	28,000	367,893
Meiji Seika Kaisha Ltd.	11,000	50,288
Mikuni Coca-Cola Bottling Co., Ltd.	1,700	14,869
Q.P. Corp.	3,600	33,472

		980,987

Health Care Equipment & Services 0.0%
Hitachi Medical Corp.	2,000	16,257

Household & Personal Products 0.7%
Kao Corp.	14,000	375,445
Kose Corp.	1,500	41,740
Mandom Corp.	200	5,302
Shiseido Co., Ltd.	8,000	179,147

		601,634

Insurance 0.6%
Sompo Japan Insurance, Inc.	19,000	161,266
T&D Holdings, Inc.	7,150	377,674

		538,940

Materials 2.9%
Asahi Kasei Corp.	42,000	176,711
Denki Kagaku Kogyo Kabushiki Kaisha	20,000	52,616
DIC Corp.	37,000	70,075
Hitachi Chemical Co., Ltd.	6,700	89,910
JFE Holdings, Inc.	14,400	446,633
Kaneka Corp.	16,000	88,389
Kobe Steel Ltd.	117,000	235,437
Kuraray Co., Ltd.	13,500	134,193
Mitsubishi Chemical Holdings Corp.	38,500	203,501
Mitsubishi Gas Chemical Co., Inc.	17,000	82,216
Mitsubishi Materials Corp.	1,000	3,141
Mitsui Chemicals, Inc.	27,000	119,031
Nippon Steel Corp.	21,000	79,278
Nisshin Steel Co., Ltd.	43,000	83,181
Osaka Steel Co., Ltd.	1,300	16,895
Pacific Metals Co., Ltd.	3,000	21,751
Sakai Chemical Industry Co., Ltd.	3,000	8,121
Sumitomo Chemical Co., Ltd.	48,000	212,044
Teijin Ltd.	2,000	6,010
Tokuyama Corp.	11,000	63,824
Tosoh Corp.	28,000	82,624
Toyo Seikan Kaisha Ltd.	7,600	116,664
Yodogawa Steel Works Ltd.	7,000	31,369
Zeon Corp.	8,000	28,043

		2,451,657

Media 0.1%
Sky Perfect JSAT Holdings, Inc.	66	25,304
TV Asahi Corp.	17	23,796

		49,100

Pharmaceuticals & Biotechnology 0.1%
Dainippon Sumitomo Pharma Co., Ltd.	9,000	73,727
Torii Pharmaceutical Co., Ltd.	1,200	16,787

		90,514

Real Estate 0.0%
Leopalace21 Corp.	4,200	32,477

Retailing 0.1%
AOKl Holdings, Inc.	1,000	10,187
Aoyama Trading Co., Ltd.	2,500	33,405
AT-Group Co., Ltd.	2,000	17,342
Belluna Co., Ltd.	1,550	6,989
Nafco Co., Ltd.	200	2,720
Sazaby League, Ltd.	700	9,226

		79,869

See financial notes 17

 Laudus Rosenberg International Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Semiconductors & Semiconductor Equipment 0.2%
Rohm Co., Ltd.	2,600	143,009

Software & Services 0.0%
NEC Fielding Ltd.	100	954

Technology Hardware & Equipment 2.7%
Canon Electronics, Inc.	100	1,616
Fujitsu Ltd.	63,000	354,184
Furuno Electric Co., Ltd.	900	7,817
Hitachi Ltd.	88,000	594,086
Hitachi Maxell Ltd.	3,200	34,327
Japan Aviation Electronics Industry Ltd.	1,000	4,709
Mabuchi Motor Co., Ltd.	300	13,641
Murata Manufacturing Co., Ltd.	5,500	222,039
NEC Corp.	64,000	273,544
Nippon Electric Glass Co., Ltd.	3,000	27,175
OMRON Corp.	10,000	155,223
Riso Kagaku Corp.	1,000	11,630
Roland DG Corp.	200	3,683
Seiko Epson Corp.	6,800	158,138
Toshiba Corp.	91,000	396,875
Toshiba Tec Corp.	8,000	31,512

		2,290,199

Telecommunication Services 0.7%
Nippon Telegraph & Telephone Corp.	130	580,248

Transportation 1.7%
Central Japan Railway Co.	52	490,335
East Japan Railway Co.	31	231,187
Kawasaki Kisen Kaisha Ltd.	21,000	129,920
Keisei Electric Railway Co., Ltd.	13,000	71,574
Mitsui O.S.K. Lines Ltd.	1,000	8,688
Nippon Yusen Kabushiki Kaisha	32,000	208,596
Seino Holdings Co., Ltd.	5,000	23,582
West Japan Railway Co.	54	231,254

		1,395,136

Utilities 0.8%
Chubu Electric Power Co., Inc.	4,400	103,676
Hokkaido Electric Power Co., Inc.	9,300	194,187
Kyushu Electric Power Co., Inc.	1,600	33,351
The Kansai Electric Power Co., Inc.	6,000	133,491
Tohoku Electric Power Co., Inc.	10,900	234,290

		698,995

		18,690,476

Luxembourg 0.1%

Household & Personal Products 0.1%
Oriflame Cosmetics S.A. SDR	982	45,492

Telecommunication Services 0.0%
COLT Telecom Group S.A. *	15,897	28,750

		74,242

Mauritius 0.0%

Food, Beverage & Tobacco 0.0%
Golden Agri-Resources Ltd.	83,000	18,506

Netherlands 3.0%

Diversified Financials 1.0%
ING Groep N.V. CVA	39,246	841,347

Food, Beverage & Tobacco 0.1%
Nutreco Holding N.V.	1,595	75,081

Materials 1.4%
Akzo Nobel N.V.	15,429	740,727
Koninklijke DSM N.V.	9,133	431,987

		1,172,714

Semiconductors & Semiconductor Equipment 0.3%
STMicroelectronics N.V.	21,212	214,873

Technology Hardware & Equipment 0.1%
Gemalto N.V. *	3,216	116,018

Transportation 0.1%
TNT N.V.	4,211	116,673

		2,536,706

New Zealand 0.0%

Materials 0.0%
Nuplex Industries Ltd.	1,900	7,548

Utilities 0.0%
Vector Ltd.	22,800	32,202

		39,750

Norway 0.8%

Energy 0.8%
StatoilHydro A.S.A.	27,867	662,213

Papua New Guinea 0.0%

Energy 0.0%
Oil Search Ltd.	6,500	29,089

Portugal 0.6%

Utilities 0.6%
EDP - Energias de Portugal S.A.	118,638	497,903

Singapore 1.4%

Banks 0.3%
Oversea-Chinese Banking Corp., Ltd.	12,000	60,588
United Overseas Bank Ltd.	18,000	215,187

		275,775

Capital Goods 0.6%
Fraser & Neave Ltd.	1,000	2,508
Haw Par Corp., Ltd.	4,000	13,062
Hong Leong Asia Ltd.	11,000	7,213
Keppel Corp., Ltd.	37,000	204,455
Noble Group Ltd.	48,000	45,679
SembCorp Industries Ltd.	24,000	54,982
Singapore Technologies Engineering Ltd.	81,000	153,819

		481,718

18 See financial notes

 Laudus Rosenberg International Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Diversified Financials 0.0%
UOB-Kay Hian Holdings Ltd.	40,000	35,160

Materials 0.0%
NatSteel Group Ltd.	15,000	13,042

Retailing 0.2%
Jardine Cycle & Carriage Ltd.	11,000	120,999
Metro Holdings Ltd.	6,000	2,096

		123,095

Technology Hardware & Equipment 0.0%
Venture Corp., Ltd.	3,000	16,322

Transportation 0.3%
ComfortDelGro Corp., Ltd.	27,000	28,424
Neptune Orient Lines Ltd.	5,000	6,377
Singapore Airlines Ltd.	20,540	206,342

		241,143

		1,186,255

Spain 4.9%

Banks 2.1%
Banco Bilbao Vizcaya Argentaria S.A.	23,031	372,428
Banco Espanol de Credito S.A.	654	8,907
Banco Santander S.A.	92,870	1,392,522

		1,773,857

Energy 1.8%
Repsol YPF S.A.	49,200	1,458,087

Telecommunication Services 1.0%
Telefonica S.A.	35,003	832,286

		4,064,230

Sweden 1.6%

Banks 0.6%
Nordea Bank AB	41,060	490,213

Capital Goods 0.6%
AB SKF, B Shares	17,700	226,124
Saab AB, Class B	6,246	96,203
Skanska AB, B Shares	18,422	209,683

		532,010

Health Care Equipment & Services 0.0%
Elekta AB, Class B	1,671	28,528

Materials 0.1%
SSAB Svenskt Stal AB, A Shares	260	4,134
SSAB Svenskt Stal AB, B Shares	1,821	25,159
Svenska Cellulosa AB (SCA), B Shares	3,031	32,109

		61,402

Telecommunication Services 0.3%
Tele2 AB, B Shares	22,000	251,071

		1,363,224

Switzerland 6.0%

Capital Goods 0.2%
Bucher Industries AG - Reg’d	614	82,473
Sulzer AG - Reg’d	844	89,799

		172,272

Commercial & Professional Supplies 0.5%
Adecco S.A. - Reg’d	8,700	377,941

Diversified Financials 0.6%
Credit Suisse Group AG - Reg’d	5,733	267,742
UBS AG - Reg’d *	15,963	272,847

		540,589

Insurance 3.1%
Baloise Holding AG - Reg’d	1,914	130,678
Helvetia Holding AG	479	120,075
Swiss Life Holding - Reg’d *	2,442	354,542
Zurich Financial Services AG - Reg’d	7,210	1,996,597

		2,601,892

Materials 1.6%
Clariant AG - Reg’d *	12,302	119,800
Schmolz & Bickenbach AG - Reg’d	953	37,021
Syngenta AG - Reg’d	5,645	1,190,440

		1,347,261

Transportation 0.0%
Swissair Group *(a)(b)(c)	30	—

Utilities 0.0%
Elektrizitaets-Gesellschaft Laufenburg AG	3	3,336

		5,043,291

United Kingdom 19.5%

Banks 2.8%
Barclays plc	51,091	303,554
HSBC Holdings plc	98,147	1,587,848
Royal Bank of Scotland Group plc	96,564	311,508
Standard Chartered plc	7,904	194,482

		2,397,392

Capital Goods 1.9%
BAE Systems plc	207,394	1,528,894
Balfour Beatty plc	515	2,798
Cookson Group plc	1,696	14,280
Qinetiq plc	16,928	62,970

		1,608,942

Consumer Services 0.0%
Millennium & Copthorne Hotels plc	2,014	8,844

Energy 3.7%
BP plc	111,262	926,622
Royal Dutch Shell plc, Class A	42,000	1,237,412
Royal Dutch Shell plc, Class B	32,400	910,208

		3,074,242

Food, Beverage & Tobacco 0.3%
British American Tobacco plc	4,418	144,236
Tate & Lyle plc	15,435	106,038

		250,274

See financial notes 19

 Laudus Rosenberg International Equity Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Insurance 1.4%
Jardine Lloyd Thompson Group plc	1,150	9,176
Legal & General Group plc	373,056	673,266
Old Mutual plc	338,940	474,421

		1,156,863

Materials 1.7%
Anglo American plc	1,385	46,785
Eurasian Natural Resources Corp.	26,198	238,561
Kazakhmys plc	6,500	68,262
Mondi plc	7,630	35,610
Xstrata plc	33,238	1,035,849

		1,425,067

Media 0.8%
Aegis Group plc	10,708	17,943
WPP Group plc	77,000	622,819

		640,762

Pharmaceuticals & Biotechnology 1.8%
AstraZeneca plc	34,501	1,509,746

Real Estate 0.9%
Hammerson plc	4,874	85,928
Land Securities Group plc	12,997	293,544
Liberty International plc	17,400	300,876
Segro plc	12,953	97,660

		778,008

Retailing 0.3%
Home Retail Group plc	58,719	247,458

Software & Services 0.2%
Logica plc	88,483	173,119

Technology Hardware & Equipment 0.1%
Spectris plc	4,625	55,310

Telecommunication Services 2.3%
Vodafone Group plc	877,321	1,937,502

Utilities 1.3%
Centrica plc	107,027	602,215
United Utilities Group plc	41,918	520,201

		1,122,416

		16,385,945

United States 0.2%

Health Care Equipment & Services 0.2%
Synthes, Inc.	1,062	146,919

Total Common Stock (Cost $101,648,432)		83,135,667

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.3% of net assets

Repurchase Agreement 0.3%
Fixed Income Clearing Corp. dated 09/30/08, due 10/01/08 at 1.20%, with a maturity value of $280,009 (fully collateralized by Federal National Mortgage Association with a value of $290,875.)	280,000	280,000

Total Short-Term Investments (Cost $280,000)		280,000

End of Investments.

At 09/30/08, the tax basis cost of the fund’s investments was $102,352,536 and the unrealized appreciation and depreciation were $1,165,590 and ($20,102,459), respectively, with a net unrealized depreciation of ($18,936,869).

At 09/30/08, the prices of certain foreign securities held by the fund aggregating $82,443,069 were adjusted from their closing market prices following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	Bankrupt security/delisted.
(b)	Fair-valued by Management.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0% of net assets.
CVA — Dutch Certificate
Reg’d — Registered
SDR — Special drawing rights

20 See financial notes

 Laudus Rosenberg International Equity Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value (cost $101,928,432)		$83,415,667
Cash		573
Foreign currency (cost $794,652)		768,734
Receivables:
Investments sold		898,592
Dividends		261,470
Foreign tax reclaims		71,939
Fund shares sold		19,228
Interest		9
Prepaid expenses	+	6,935

Total assets		85,443,147

Liabilities
Payables:
Investments bought		1,383,887
Investment adviser		4,904
Fund shares redeemed		149,664
Distribution and shareholder services fees		8,058
Accrued expenses	+	58,633

Total liabilities		1,605,146

Net Assets
Total assets		85,443,147
Total liabilities	−	1,605,146

Net assets		$83,838,001
Net Assets by Source
Capital received from investors		104,822,711
Net investment income not yet distributed		2,150,940
Net realized capital losses		(4,611,222)
Net unrealized capital losses		(18,524,428)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$15,632,807		1,752,249		$8.92
Select Shares	$68,205,194		7,638,732		$8.93

See financial notes 21

 Laudus Rosenberg International Equity Fund

Statement of
Operations
For April 1, 2008 through September 30, 2008; unaudited.

Investment Income
Dividends (net of foreign withholding taxes of $301,371)		$2,742,378
Interest	+	8,429

Total Investment Income		2,750,807

Net Realized Gains and Losses
Net realized losses on investments		(2,782,627)
Net realized losses on foreign currency transactions	+	(25,864)

Net realized losses		(2,808,491)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(25,206,004)
Net unrealized losses on foreign currency translations	+	(15,226)

Net unrealized losses		(25,221,230)

Expenses
Investment adviser fees		487,579
Custodian fees		72,902
Accounting and administration fees		45,381
Distribution and shareholder services fees (Investor Shares)		28,098
Professional fees		23,709
Sub-Accounting fees (Investor Shares)		13,018
Transfer agent fees		12,651
Shareholder reports		9,819
Registration fees		7,770
Trustees’ fees		3,556
Interest expense		2,451
Other expenses	+	5,047

Total expenses		711,981
Expense reduction by adviser	−	36,497
Custody credits	−	15

Net expenses		675,469

Increase (Decrease) in Net Assets from Operations
Total investment income		2,750,807
Net expenses	−	675,469

Net investment income		2,075,338
Net realized losses		(2,808,491)
Net unrealized losses	+	(25,221,230)

Decrease in net assets from operations		($25,954,383)

22 See financial notes

 Laudus Rosenberg International Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods.
Figures for the current period are unaudited.

Operations

		4/1/08-9/30/08	4/1/07-3/31/08
Net investment income		$2,075,338	$2,152,001
Net realized gains (losses)		(2,808,491)	3,091,259
Net unrealized losses	+	(25,221,230)	(12,929,808)

Decrease in net assets from operations		(25,954,383)	(7,686,548)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		-	(361,620)
Select Shares	+	-	(2,381,553)

Total distributions from net investment income		-	(2,743,173)

Distributions from net realized gains
Investor Shares		—	(1,666,605)
Select Shares	+	—	(7,587,962)

Total distributions from net realized gains		—	(9,254,567)

Total distributions		$-	($11,997,740)

Transactions in Fund Shares[1]

		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		699,192	$8,324,129	449,393	$6,229,865
Select Shares	+	178,553	2,061,328	4,161,569	55,041,800

Total shares sold		877,745	$10,385,457	4,610,962	$61,271,665

Shares Reinvested
Investor Shares		-	$-	149,983	$1,834,295
Select Shares	+	-	-	474,171	5,789,629

Total shares reinvested		-	$-	624,154	$7,623,924

Shares Redeemed
Investor Shares		(633,974)	($6,943,669)	(3,447,172)	($45,082,165)
Select Shares	+	(967,268)	(10,920,629)	(1,244,671)	(16,666,965)

Total shares redeemed		(1,601,242)	($17,864,298)	(4,691,843)	($61,749,130)

Net transactions in fund shares		(723,497)	($7,478,841)	543,273	$7,146,459

Shares Outstanding and Net Assets
		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,114,478	$117,271,225	9,571,205	$129,809,054
Total increase or decrease	+	(723,497)	(33,433,224)	543,273	(12,537,829)

End of period		9,390,981	$83,838,001	10,114,478	$117,271,225

Net investment income not yet distributed			$2,150,940		$75,602

[1]	Effective July 31, 2008, the Institutional Shares became Select Shares.

See financial notes 23

Laudus Rosenberg International Discovery Fund

Financial Statements

Financial Highlights

	4/1/08-		4/1/07-	5/31/06[1]-
Investor Shares	9/30/08*		3/31/08	3/31/07

Per—Share Data ($)

Net asset value at beginning of period	11.43		12.04	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14	[2]	0.11 [2]	0.06	[2]
Net realized and unrealized gains (losses)	(2.82)		(0.16)	2.06

Total from investment operations	(2.68)		(0.05)	2.12
Less distributions:
Distributions from net investment income	—		(0.10)	(0.06)
Distributions from net realized gains	—		(0.46)	(0.02)

Total distributions	—		(0.56)	(0.08)

Net asset value at end of period	8.75		11.43	12.04

Total return (%)	(23.45)[3]		(0.51)	21.62	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.65	[4]	1.65	1.64	[4]
Gross operating expenses	1.74	[4]	1.81	2.03	[4]
Net investment income (loss)	2.51	[4]	0.89	0.75	[4]
Portfolio turnover rate	62	[3]	147	106	[3]
Net assets, end of period ($ x 1,000)	92,512		121,930	51,572

	4/1/08-		4/1/07-	5/31/06[1]-
Select Shares	9/30/08*,5		3/31/08	3/31/07

Per—Share Data ($)

Net asset value at beginning of period	11.45		12.05	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	[2]	0.14 [2]	0.09	[2]
Net realized and unrealized gains (losses)	(2.82)		(0.16)	2.06

Total from investment operations	(2.66)		(0.02)	2.15
Less distributions:
Distributions from net investment income	—		(0.12)	(0.08)
Distributions from net realized gains	—		(0.46)	(0.02)

Total distributions	—		(0.58)	(0.10)

Net asset value at end of period	8.79		11.45	12.05

Total return (%)	(23.23)[3]		(0.24)	21.90	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.35	[4]	1.35	1.34	[4]
Gross operating expenses	1.38	[4]	1.54	1.64	[4]
Net investment income (loss)	2.89	[4]	1.14	1.06	[4]
Portfolio turnover rate	62	[3]	147	106	[3]
Net assets, end of period ($ x 1,000)	224,271		139,643	19,173
* Unaudited.
1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.
5 Effective July 31, 2008, the Institutional Shares became Select Shares.

24 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

101.0%		Common Stock	390,541,706	319,854,584
1.8%		Preferred Stock	6,913,638	5,684,794
	—%	Rights	—	33,248

102.8%		Total Investments	397,455,344	325,572,626
(2	.8)%	Other Assets and Liabilities		(8,789,221)

100.0%		Net Assets		316,783,405

	Number	Value
Security	of Shares	($)

Common Stock 101.0% of net assets

Argentina 0.3%

Energy 0.2%
Petrobras Energia Participaciones S.A. ADR	61,900	609,096

Telecommunication Services 0.1%
Telecom Argentina S.A. ADR *	32,900	403,025

		1,012,121

Australia 6.3%

Commercial & Professional Supplies 0.6%
Campbell Brothers Ltd.	31,900	814,174
Downer EDI Ltd.	191,100	973,633

		1,787,807

Consumer Services 0.2%
Flight Centre Ltd.	52,600	812,423

Energy 1.7%
Felix Resources Ltd.	67,200	918,401
Origin Energy Ltd.	124,100	1,605,181
Queensland Gas Co., Ltd. *	62,700	204,261
Santos Ltd.	179,900	2,752,707

		5,480,550

Food, Beverage & Tobacco 1.4%
Coca-Cola Amatil Ltd.	227,900	1,521,635
Foster’s Group Ltd.	295,500	1,320,232
Goodman Fielder Ltd.	88,200	100,053
Lion Nathan Ltd.	193,700	1,450,203

		4,392,123

Insurance 0.0%
Insurance Australia Group Ltd.	27,100	89,952

Materials 1.6%
Fortescue Metals Group Ltd. *	172,800	657,445
Incitec Pivot Ltd.	154,000	617,012
Mount Gibson Iron Ltd. *	352,200	469,195
OM Holdings Ltd.	282,200	448,946
Orica Ltd.	45,600	770,106
Portman Ltd. *	38,012	641,338
Sims Group Ltd.	62,200	1,507,020

		5,111,062

Real Estate 0.2%
CFS Retail Property Trust	113,404	205,762
Dexus Property Group	115,400	135,745
Goodman Group	130,400	263,137

		604,644

Utilities 0.6%
AGL Energy Ltd.	161,800	1,784,424

		20,062,985

Austria 0.2%

Energy 0.1%
OMV AG	9,800	413,071

Real Estate 0.1%
Conwert Immobilien Invest SE *	28,060	264,669
IMMOEAST AG *	7,996	20,198

		284,867

		697,938

Belgium 1.9%

Diversified Financials 0.0%
Banque Nationale de Belgique	18	69,630

Energy 0.2%
Euronav S.A.	28,000	774,184

Food & Staples Retailing 0.4%
Delhaize Group	22,200	1,289,471

Materials 0.6%
Solvay S.A.	5,600	687,398
Tessenderlo Chemie N.V.	3,653	182,938
Umicore	31,500	972,784

		1,843,120

Pharmaceuticals & Biotechnology 0.3%
UCB S.A.	25,900	920,204

Retailing 0.0%
S.A. D’Ieteren N.V.	164	37,067

Telecommunication Services 0.4%
Telenet Group Holding N.V. *	56,000	1,158,440

		6,092,116

Brazil 0.7%

Banks 0.0%
Banco Nossa Caixa S.A. - Reg’d	6,900	144,679

Food, Beverage & Tobacco 0.2%
Souza Cruz S.A.	20,300	485,284

Materials 0.2%
Acos Villares S.A.	503,000	237,900

See financial notes 25

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Suzano Papel e Celulose S.A.	41,200	351,832

		589,732

Utilities 0.3%
Companhia de Saneamento Basico do Estado de Sao Paulo	43,000	595,433
Companhia de Saneamento de Minas Gerais - Copasa MG	27,100	284,829
EDP - Energias do Brasil S.A.	15,400	192,773

		1,073,035

		2,292,730

Canada 7.3%

Automobiles & Components 0.0%
Linamar Corp.	12,000	112,755

Banks 0.7%
Laurentian Bank Of Canada	9,300	332,065
National Bank of Canada	37,100	1,695,950

		2,028,015

Capital Goods 0.3%
Bombardier, Inc., Class B	176,100	956,409
SNC-Lavalin Group, Inc.	600	21,694

		978,103

Energy 1.5%
Addax Petroleum Corp.	16,200	439,763
AltaGas Income Trust	14,800	330,975
Daylight Resources Trust	19,300	184,975
Freehold Royalty Trust	13,000	208,880
Harvest Energy Trust	19,800	333,395
Keyera Facilities Income Fund	11,220	214,648
Mullen Group Income Fund	27,500	439,018
Nexen, Inc.	17,500	406,155
Penn West Energy Trust	40,600	965,550
Progress Energy Trust	3,500	39,629
Provident Energy Trust	48,100	429,363
Savanna Energy Services Corp.	23,100	335,783
Tanganyika Oil Co., Ltd. *	7,300	193,363
Trilogy Energy Trust	8,200	61,409

		4,582,906

Food & Staples Retailing 0.3%
George Weston Ltd.	21,500	1,039,596

Food, Beverage & Tobacco 0.0%
Viterra, Inc. *	7,780	74,346

Insurance 0.7%
Industrial Alliance Insurance & Financial Services, Inc.	38,200	1,213,211
Power Corp. of Canada	37,900	1,111,092

		2,324,303

Materials 2.1%
Agnico-Eagle Mines Ltd.	6,600	360,310
Agrium, Inc.	34,900	1,951,186
Canfor Corp. *	54,200	415,733
Fording Canadian Coal Trust	3,900	319,806
IAMGOLD Corp.	99,000	546,047
Kinross Gold Corp.	37,400	600,579
Methanex Corp.	23,530	460,982
Potash Corp. of Saskatchewan, Inc.	2,870	372,068
West Fraser Timber Co., Ltd.	15,900	521,260
Yamana Gold, Inc.	135,700	1,115,692

		6,663,663

Media 0.3%
Quebecor, Inc., Class B	23,700	560,071
Shaw Communications, Inc., Class B	9,300	188,228

		748,299

Software & Services 0.6%
CGI Group, Inc., Class A *	137,400	1,201,968
Open Text Corp. *	18,700	620,434

		1,822,402

Technology Hardware & Equipment 0.0%
Celestica, Inc. *	13,590	85,045

Utilities 0.8%
ATCO Ltd., Class I	26,400	957,519
Canadian Utilities Ltd., Class A	26,400	941,395
Fortis, Inc.	32,200	727,356

		2,626,270

		23,085,703

Chile 0.7%

Banks 0.1%
Banco de Chile ADR	9,600	384,000

Diversified Financials 0.0%
Administradora de Fondos de Pensiones Provida S.A. ADR	266	6,541

Food, Beverage & Tobacco 0.2%
Compania Cervecerias Unidas S.A. ADR	18,300	589,809
Embotelladora Andina S.A. Series A ADR	1,817	23,784

		613,593

Transportation 0.2%
Lan Airlines S.A. ADR	64,000	729,600

Utilities 0.2%
Enersis S.A. ADR	32,400	528,768

		2,262,502

China 2.1%

Automobiles & Components 0.3%
Dongfeng Motor Group Co., Ltd., Class H	2,160,000	794,954
Jiangling Motors Corp., Ltd. , Class B	64,700	42,597
Zhejiang Glass Co., Ltd., Class H *	55,000	13,846

		851,397

Capital Goods 0.4%
Baoye Group Co., Ltd., Class H	294,000	90,871
BYD Co. Ltd., Class H	85,000	142,266
China International Marine Containers (Group) Co., Ltd., Class B (a)	171,800	116,378
China State Construction International Holdings Ltd.	568,000	87,396
CITIC Resources Holdings Ltd. *	161,000	25,366
First Tractor Co., Ltd., Class H	274,000	41,879

26 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Harbin Power Equipment Co., Ltd., Class H	360,000	257,891
Shanghai Electric Group Co., Ltd., Class H *	412,000	125,603
Shanghai Mechanical & Electrical Industry Co. Ltd., Class B	132,409	96,631
Weichai Power Co., Ltd., Class H	54,000	206,597

		1,190,878

Consumer Durables & Apparel 0.1%
Shenzhou International Group	777,000	165,250

Energy 0.3%
China Oilfield Services Ltd., Class H	34,000	31,501
Yanzhou Coal Mining Co., Ltd., Class H	828,000	853,796

		885,297

Food, Beverage & Tobacco 0.5%
Chaoda Modern Agriculture (Holdings) Ltd.	1,410,200	1,191,033
Yantai Changyu Pioneer Wine Co., Ltd., Class B (a)	57,800	257,426

		1,448,459

Materials 0.3%
Bengang Steel Plates Co., Ltd., Class B	260,200	105,439
China Bluechemical Ltd., Class H	1,340,000	747,085
Shandong Chenming Paper Holdings, Ltd., Class B	191,900	117,393

		969,917

Pharmaceuticals & Biotechnology 0.0%
Livzon Pharmaceutical Group, Inc., Class B	97,400	89,984

Technology Hardware & Equipment 0.0%
Digital China Holdings Ltd.	75,000	24,905
TPV Technology Ltd.	100,000	30,610

		55,515

Transportation 0.2%
China Shipping Container Lines Co., Ltd., Class H	1,699,750	292,508
Guangshen Railway Co., Ltd., Class H	342,000	169,536
Sinotrans Ltd., Class H	343,000	67,009
Zhejiang Expressway Co., Ltd., Class H	472,000	280,210

		809,263

Utilities 0.0%
Guangdong Electric Power Development Co. Ltd., Class B	244,600	95,191
Zhejiang Southeast Electric Power Co. Ltd., Class B	69,400	35,110

		130,301

		6,596,261

Columbia 0.2%

Banks 0.2%
Bancolombia S.A. ADR	25,400	722,630

Denmark 1.2%

Banks 0.4%
Jyske Bank A/S - Reg’d *	21,600	1,087,573

Food, Beverage & Tobacco 0.3%
Danisco A/S	18,600	1,045,394

Pharmaceuticals & Biotechnology 0.2%
H. Lundbeck A/S	37,800	718,663

Transportation 0.3%
D/S Norden A/S	18,400	885,958

		3,737,588

Egypt 0.2%

Materials 0.1%
EL Ezz Aldekhela Steel Alexa Co.	532	131,381

Telecommunication Services 0.1%
Telecom Egypt	146,000	394,754

		526,135

Finland 2.1%

Capital Goods 1.1%
Cargotec Corp., B Shares	42,000	857,986
KCI Konecranes Oyj	8,781	209,981
Metso Corp. Oyj	48,000	1,177,265
Wartsila Corp. Oyj	32,100	1,352,325

		3,597,557

Materials 0.7%
Outokumpu Oyj	59,200	943,185
Stora Enso Oyj, Class R	46,000	449,471
UPM-Kymmene Oyj	52,000	811,322

		2,203,978

Software & Services 0.3%
TietoEnator Oyj	54,900	808,106

		6,609,641

France 3.6%

Automobiles & Components 0.5%
PSA Peugeot Citroen	17,600	662,397
Valeo S.A.	32,800	992,586

		1,654,983

Capital Goods 0.1%
Thales S.A.	6,000	302,788

Commercial & Professional Supplies 0.1%
Teleperformance	14,500	404,456

Consumer Durables & Apparel 0.1%
Christian Dior S.A.	2,333	176,940
Thomson *	39,000	139,382

		316,322

Consumer Services 0.1%
Sodexho	2,400	141,634

Food & Staples Retailing 0.1%
Casino Guichard-Perrachon S.A.	3,742	333,896

Materials 0.5%
Arkema	28,800	1,063,218

See financial notes 27

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Eramet	1,120	429,073

		1,492,291

Media 1.1%
Havas S.A.	345,000	1,083,563
M6 Metropole Television	40,600	892,600
Publicis Groupe	48,000	1,511,854

		3,488,017

Software & Services 0.8%
Atos Origin S.A.	28,500	1,254,245
Cap Gemini S.A.	27,600	1,303,848

		2,558,093

Transportation 0.2%
Air France-KLM	6,300	144,241
Bollore	2,803	443,591

		587,832

		11,280,312

Germany 2.9%

Capital Goods 1.3%
Bilfinger Berger AG	15,959	831,242
Hochtief AG	23,100	1,102,472
Rheinmetall AG	21,900	1,178,683
Tognum AG	55,548	1,112,796

		4,225,193

Consumer Services 0.2%
TUI AG	37,179	614,139

Food, Beverage & Tobacco 0.2%
Suedzucker AG	48,600	707,091

Materials 0.9%
Altana AG	77,400	1,146,840
K & S AG	17,200	1,192,582
Lanxess	16,200	446,150
ThyssenKrupp AG	3,200	96,076

		2,881,648

Retailing 0.1%
Takkt AG	17,508	244,496

Telecommunication Services 0.2%
Freenet AG *	68,400	620,301

		9,292,868

Greece 0.3%

Materials 0.1%
Viohalco, Hellenic Copper & Aluminum Industry S.A.	30,000	215,685

Utilities 0.2%
Public Power Corp. S.A.	42,000	647,944

		863,629

Hong Kong 3.3%

Banks 0.1%
Industrial & Commercial Bank of China (Asia) Ltd.	219,000	398,613

Capital Goods 0.4%
Chen Hsong Holdings Ltd.	310,000	78,509
Citic Pacific Ltd.	44,000	128,618
Jardine Strategic Holdings Ltd.	7,000	99,551
Johnson Electric Holdings Ltd.	448,000	168,343
Noble Group Ltd.	3,000	2,855
NWS Holdings Ltd.	116,000	208,147
Shanghai Industrial Holdings Ltd.	215,000	491,462

		1,177,485

Consumer Durables & Apparel 0.4%
Yue Yuen Industrial (Holdings) Ltd.	459,500	1,255,202

Consumer Services 0.1%
Mandarin Oriental International Ltd.	40,000	61,996
Star Cruises Ltd. *	189,000	22,077
The Hongkong & Shanghai Hotels Ltd.	196,000	191,634

		275,707

Diversified Financials 0.2%
Allied Properties (H.K.) Ltd.	572,000	74,304
Guoco Group Ltd.	58,000	487,524

		561,828

Food & Staples Retailing 0.3%
Dairy Farm International Holdings Ltd.	227,700	1,145,706

Materials 0.0%
Shougang Concord International Enterprises Co., Ltd.	142,000	20,470

Media 0.1%
Television Broadcasts Ltd.	66,000	280,270

Pharmaceuticals & Biotechnology 0.1%
China Pharmaceutical Group Ltd.	606,000	197,772

Real Estate 0.2%
Chinese Estates Holdings Ltd.	220,000	272,616
Emperor International Holdings Ltd.	559,000	115,002
Kowloon Development Co., Ltd.	171,000	153,128
New World China Land Ltd.	177,200	41,480
SEA Holdings Ltd.	36,000	19,936
Sinolink Worldwide Holdings Ltd.	972,000	93,708
SRE Group Ltd.	828,000	63,986
Wheelock & Co., Ltd.	19,000	34,463

		794,319

Retailing 0.1%
Chow Sang Sang Holdings International Ltd.	48,000	27,621
Esprit Holdings Ltd.	30,500	189,056
Wing On Co. International Ltd.	29,000	40,529

		257,206

Semiconductors & Semiconductor Equipment 0.0%
ASM Pacific Technology Ltd.	3,100	17,918

Technology Hardware & Equipment 0.3%
Lenovo Group Ltd.	646,000	285,116
VTech Holdings Ltd.	110,000	643,372

		928,488

Transportation 0.5%
Hopewell Highway Infrastructure Ltd.	612,500	426,212
Pacific Basin Shipping Ltd.	1,191,000	990,201

28 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Transport International Holdings Ltd.	43,600	121,738

		1,538,151

Utilities 0.5%
Guangdong Investment Ltd.	1,766,000	417,064
Hongkong Electric Holdings Ltd.	214,500	1,347,268

		1,764,332

		10,613,467

Hungary 0.8%

Pharmaceuticals & Biotechnology 0.4%
Richter Gedeon Nyrt.	6,400	1,171,488

Telecommunication Services 0.4%
Magyar Telekom Telecommunications plc	260,000	1,219,492

		2,390,980

India 2.0%

Automobiles & Components 0.1%
Hero Honda Motors Ltd.	1,700	31,945
Mahindra & Mahindra Ltd.	18,680	205,695
Maruti Suzuki India Ltd.	6,780	101,904

		339,544

Banks 0.4%
Bank of India	79,030	487,459
Bank of Maharashtra Ltd.	237,160	155,262
Corporation Bank	11,060	65,734
Dena Bank Ltd.	177,760	160,579
Indian Bank	40,230	115,032
Syndicate Bank	230,390	326,016

		1,310,082

Capital Goods 0.1%
Bharat Electronics Ltd.	7,110	140,234
SKF India Ltd.	24,194	103,690
Tata Motors Ltd.	98	725

		244,649

Consumer Services 0.0%
Indian Hotels Co., Ltd.	15,868	22,993

Diversified Financials 0.1%
JM Financial Ltd.	256,625	201,067

Energy 0.2%
Bongaigaon Refinery & Petrochemicals Ltd. (BRP)	48,220	50,894
The Great Eastern Shipping Co., Ltd.	94,400	612,255

		663,149

Household & Personal Products 0.1%
Hindustan Unilever Ltd.	30,000	164,630

Materials 0.7%
Birla Corp., Ltd.	37,050	102,967
Coromandel Fertilisers Ltd.	2,280	7,027
Grasim Industries Ltd.	2,050	75,005
Gujarat Alkalies & Chemicals Ltd.	45,500	109,467
Gujarat Fluorochemicals Ltd.	2,200	7,197
Gujarat Narmada Valley Fertilizers Co., Ltd.	80,930	158,973
Gujarat State Fertilizers & Chemicals Ltd.	37,210	94,510
Hindalco Industries Ltd.	137,510	291,623
Hindustan Zinc Ltd.	38,310	358,577
Jindal Steel & Power Ltd.	750	20,756
JSL Ltd.	48,660	113,789
National Aluminium Co., Ltd.	6,740	54,127
Pidilite Industries Ltd.	20,270	56,943
Sesa Goa Ltd.	94,240	244,200
Steel Authority of India Ltd.	39,790	108,912
Sterlite Industries (India) Ltd.	17,150	158,783
Tata Chemicals Ltd.	17,930	87,933
Tata Steel Ltd.	7,542	69,601
Ultra Tech Cement Ltd.	14,940	170,456

		2,290,846

Pharmaceuticals & Biotechnology 0.1%
Ipca Laboratories Ltd.	6,072	73,624
Sun Pharmaceutical Industries Ltd.	2,090	67,783
Wockhardt Ltd.	5,390	18,029

		159,436

Software & Services 0.1%
HCL Technologies Ltd.	51,400	219,006
Satyam Computer Services Ltd.	44,674	283,245

		502,251

Transportation 0.1%
Container Corp. of India Ltd.	3,550	63,129
Shipping Corp. of India Ltd.	71,394	227,588

		290,717

Utilities 0.0%
Gail India Ltd.	45	398

		6,189,762

Indonesia 0.9%

Automobiles & Components 0.1%
PT Astra International Tbk	82,000	146,269
PT Astra Otoparts Tbk	1,000	428

		146,697

Banks 0.4%
PT Bank Negara Indonesia (Persero) Tbk	5,523,000	557,963
PT Bank Rakyat Indonesia	1,216,000	687,033

		1,244,996

Capital Goods 0.0%
PT United Tractors Tbk	140,000	138,042

Energy 0.1%
PT Tambang Batubara Bukit Asam Tbk	421,000	412,663

Food, Beverage & Tobacco 0.1%
PT Astra Agro Lestari Tbk	116,000	157,229
PT Hanjaya Mandala Sampoerna Tbk	23,000	24,937

		182,166

Household & Personal Products 0.1%
PT Unilever Indonesia Tbk	341,000	269,482

See financial notes 29

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Materials 0.1%
PT Indah Kiat Pulp & Paper Corp. Tbk *	1,846,000	304,748
PT International Nickel Indonesia Tbk (INCO)	226,000	72,413

		377,161

		2,771,207

Ireland 0.4%

Banks 0.3%
Anglo Irish Bank Corp. plc	160,000	907,629

Insurance 0.1%
Irish Life & Permanent plc	71,213	499,870

		1,407,499

Israel 0.8%

Banks 0.2%
First International Bank of Israel Ltd. (FIBI) *	10,250	86,398
Israel Discount Bank, Class A	338,000	494,084

		580,482

Insurance 0.2%
Migdal Insurance & Financial Ltd. Holdings	704,000	749,793

Telecommunication Services 0.4%
Bezeq Israeli Telecommunication Corp., Ltd.	637,000	1,129,201

		2,459,476

Italy 2.9%

Automobiles & Components 0.4%
Pirelli & C. S.p.A.	1,888,000	1,113,969

Banks 0.9%
Banca Carige S.p.A. (Cassa di Risparmio di Genova e Imperia)	265,000	875,417
Banca Popolare dell’Emilia Romagna Scrl	55,000	788,477
Banca Popolare di Milano Scarl	132,000	1,121,838
Banco Popolare Societa Cooperativa	7,864	122,163

		2,907,895

Capital Goods 0.0%
Finmeccanica S.p.A.	5,463	118,425

Insurance 0.8%
Fondiaria - Sai S.p.A.	36,600	863,900
Milano Assicurazioni S.p.A.	175,197	776,315
Unipol Gruppo Finanziario S.p.A.	472,000	1,012,840

		2,653,055

Materials 0.4%
Buzzi Unicem S.p.A.	61,000	937,309
Italcementi S.p.A.	18,000	222,963

		1,160,272

Transportation 0.1%
Autostrada Torino-Milano S.p.A.	17,499	191,243

Utilities 0.3%
ACEA S.p.A.	63,000	902,282

		9,047,141

Japan 22.2%

Automobiles & Components 2.0%
Fuji Heavy Industries Ltd.	234,000	1,185,296
Mazda Motor Corp.	288,000	1,172,885
NGK Spark Plug Co., Ltd.	53,000	515,965
Sumitomo Rubber Industries, Ltd.	88,700	790,226
Toyota Industries Corp.	55,000	1,388,010
Yamaha Motor Co., Ltd.	103,500	1,413,612

		6,465,994

Banks 4.9%
Chuo Mitsui Trust Holdings, Inc.	409,000	2,208,074
Fukuoka Financial Group, Inc.	485,000	1,784,797
Sapporo Hokuyo Holdings, Inc.	295	1,476,745
The 77 Bank Ltd.	311,000	1,568,168
The Bank of Kyoto Ltd.	176,000	1,796,300
The Chiba Bank Ltd.	230,000	1,205,914
The Gunma Bank Ltd.	202,000	1,151,886
The Hachijuni Bank Ltd.	304,000	1,612,683
The Joyo Bank Ltd.	247,000	1,124,452
The Nishi-Nippon City Bank Ltd.	643,000	1,605,571

		15,534,590

Capital Goods 1.7%
Amada Co., Ltd.	205,000	1,125,824
Fuji Electric Holdings Co., Ltd.	85,000	205,322
Hankyu Hanshin Holdings, Inc.	220,000	1,010,504
Hino Motors, Ltd.	21,000	84,908
Hitachi Cable Ltd.	29,000	99,025
Hitachi Construction Machinery Co., Ltd.	4,100	101,339
JS Group Corp.	80,200	1,009,634
JTEKT Corp.	24,000	273,834
Kinden Corp.	45,000	428,691
Sojitz Corp.	428,300	992,678

		5,331,759

Consumer Durables & Apparel 0.7%
Casio Computer Co., Ltd.	42,900	402,786
Makita Corp.	40,500	829,661
Sankyo Co., Ltd.	21,200	1,076,103

		2,308,550

Diversified Financials 0.2%
Hitachi Capital Corp.	58,700	714,761
SBI Holdings, Inc.	288	43,114

		757,875

Energy 0.5%
Japan Petroleum Exploration Co., Ltd.	28,100	1,442,454

Food & Staples Retailing 0.5%
Aeon Co., Ltd.	142,300	1,453,855

Food, Beverage & Tobacco 0.9%
Ajinomoto Co., Inc.	127,000	1,210,411
Asahi Breweries Ltd.	84,800	1,486,250

		2,696,661

30 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Household & Personal Products 0.7%
Shiseido Co., Ltd.	103,000	2,306,522

Insurance 0.5%
Sompo Japan Insurance, Inc.	174,000	1,476,856
The Fuji Fire & Marine Insurance Co., Ltd.	7,000	16,204

		1,493,060

Materials 4.7%
Asahi Kasei Corp.	333,000	1,401,068
Denki Kagaku Kogyo Kabushiki Kaisha	173,000	455,129
DIC Corp.	263,000	498,101
Hitachi Chemical Co., Ltd.	18,500	248,258
Kaneka Corp.	272,000	1,502,606
Kobe Steel Ltd.	671,000	1,350,239
Kuraray Co., Ltd.	108,000	1,073,545
Mitsubishi Chemical Holdings Corp.	143,500	758,504
Mitsubishi Gas Chemical Co., Inc.	148,000	715,763
Mitsubishi Rayon Co., Ltd.	267,000	661,238
Mitsui Chemicals, Inc.	375,000	1,653,210
Nippon Paper Group, Inc.	99	289,315
Nisshin Steel Co., Ltd.	753,000	1,456,634
Pacific Metals Co., Ltd.	4,000	29,002
Teijin Ltd.	411,000	1,234,996
Tosoh Corp.	254,000	749,514
Toyo Seikan Kaisha Ltd.	61,100	937,921

		15,015,043

Pharmaceuticals & Biotechnology 0.4%
Dainippon Sumitomo Pharma Co., Ltd.	145,000	1,187,833

Retailing 0.4%
Aoyama Trading Co., Ltd.	8,400	112,242
Marui Group Co., Ltd.	144,000	1,075,377

		1,187,619

Semiconductors & Semiconductor Equipment 0.3%
Rohm Co., Ltd.	18,000	990,065

Technology Hardware & Equipment 1.2%
Alps Electric Co., Ltd.	17,200	134,640
Murata Manufacturing Co., Ltd.	5,800	234,150
NEC Corp.	335,000	1,431,830
OMRON Corp.	109,800	1,704,349
Yokogawa Electric Corp.	52,900	335,882

		3,840,851

Transportation 1.8%
Japan Airlines Corp. *	26,000	53,537
Kamigumi Co., Ltd.	203,000	1,524,947
Kawasaki Kisen Kaisha Ltd.	264,000	1,633,278
Keisei Electric Railway Co., Ltd.	22,000	121,126
West Japan Railway Co.	522	2,235,452

		5,568,340

Utilities 0.8%
Hokkaido Electric Power Co., Inc.	60,000	1,252,817
The Chugoku Electric Power Co., Inc.	70,300	1,441,263

		2,694,080

		70,275,151

Luxembourg 0.4%

Household & Personal Products 0.2%
Oriflame Cosmetics S.A. SDR	12,400	574,440

Telecommunication Services 0.2%
COLT Telecom Group S.A. *	383,561	693,679

		1,268,119

Malaysia 0.6%

Automobiles & Components 0.1%
UMW Holdings Berhad	146,000	247,217

Banks 0.2%
Hong Leong Bank Berhad	259,000	425,497
Hong Leong Financial Group Berhad	4,000	5,138

		430,635

Capital Goods 0.1%
Boustead Holdings Berhad	61,500	81,819
Hap Seng Consolidated Berhad	334,100	240,691
Ranhill Berhad	275,000	57,916

		380,426

Consumer Services 0.0%
KFC Holdings (Malaysia) Berhad	19,000	36,575

Energy 0.0%
Petronas Dagangan Berhad	27,000	51,576

Food, Beverage & Tobacco 0.1%
Asiatic Development Berhad	67,000	90,339
JT International Berhad	164,000	208,734
Sarawak Oil Palms Berhad	24,000	18,648

		317,721

Materials 0.1%
Lion Industries Corp. Berhad	440,000	162,071
Southern Steel Berhad	212,500	119,746
Titan Chemicals Corp. Berhad	69,000	20,754

		302,571

Transportation 0.0%
Malaysian Airline System Berhad	80,000	80,609

Utilities 0.0%
Tenaga Nasional Berhad	20,000	39,894

		1,887,224

Mauritius 0.0%

Food, Beverage & Tobacco 0.0%
Golden Agri-Resources Ltd.	502,000	111,926

Mexico 1.6%

Banks 0.0%
Grupo Financiero Banorte S.A.B. de C.V., Class O	33,600	107,223

Capital Goods 0.5%
Alfa S.A.B., Class A	89,500	402,633
Grupo Carso S.A.B. de C.V., Series A1	135,900	519,419

See financial notes 31

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Mexichem S.A. de C.V.	264,400	481,101

		1,403,153

Consumer Durables & Apparel 0.0%
Consorcio ARA, S.A. de C.V.	202,100	112,724

Food & Staples Retailing 0.1%
Controladora Comercial Mexicana S.A. de C.V.	138,700	320,228
Grupo Gigante S.A. de C.V., Class B	71,800	95,195

		415,423

Food, Beverage & Tobacco 0.4%
Coca-Cola Femsa S.A.B. de C.V. (Femsa), Series L	123,200	626,336
Gruma S.A.B., Class B *	35,300	72,624
Grupo Continental, S.A.B.	176,500	377,966

		1,076,926

Materials 0.2%
Grupo Mexico S.A.B. de C.V., Series B	435,301	457,730
Industrias CH S.A., Series B *	75,700	279,639

		737,369

Retailing 0.3%
Grupo Elektra, S.A. de C.V.	23,000	799,159

Transportation 0.1%
Grupo Aeroportuario del Pacifico S.A. de C.V., Class B	120,600	306,118

		4,958,095

Netherlands 1.5%

Commercial & Professional Supplies 0.4%
Randstad Holding N.V.	44,000	1,156,960

Diversified Financials 0.2%
SNS Reaal	50,404	575,226

Food, Beverage & Tobacco 0.2%
Nutreco Holding N.V.	16,800	790,820

Materials 0.3%
Akzo Nobel N.V.	9,314	447,153
Koninklijke DSM N.V.	13,200	624,355

		1,071,508

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics N.V.	22,000	222,855

Technology Hardware & Equipment 0.3%
Gemalto N.V. *	23,089	832,944

		4,650,313

New Zealand 0.7%

Materials 0.5%
Fletcher Building Ltd.	76,000	343,339
Nufarm Ltd.	90,400	1,106,519

		1,449,858

Transportation 0.0%
Air New Zealand Ltd.	29,400	18,978

Utilities 0.2%
Contact Energy Ltd.	58,200	308,117
TrustPower Ltd.	23,931	126,641
Vector Ltd.	159,000	224,565

		659,323

		2,128,159

Norway 0.2%

Energy 0.2%
Bonheur A.S.A.	25,500	703,111

Philippines 0.3%

Energy 0.1%
Petron Corp.	1,985,000	252,636

Food, Beverage & Tobacco 0.0%
San Miguel Corp., Class B	57,000	71,371

Materials 0.0%
Philex Mining Corp.	603,800	94,353

Telecommunication Services 0.2%
Globe Telecom, Inc.	10,000	220,881
Philippine Long Distance Telephone Co.	1,000	57,566
Pilipino Telephone Corp.	763,000	141,172

		419,619

Utilities 0.0%
Aboitiz Power Corp.	85,000	9,118

		847,097

Poland 1.4%

Banks 0.2%
Bank Handlowy w Warszawie S.A.	22,085	585,828

Energy 1.0%
Grupa Lotos S.A. *	82,000	925,866
Polski Koncern Naftowy Orlen S.A.	106,000	1,530,411
Polskie Gornictwo Naftowe I Gazownictwo S.A.	576,000	794,375

		3,250,652

Telecommunication Services 0.2%
Telekomunikacja Polska S.A.	63,000	600,921

		4,437,401

Portugal 0.9%

Banks 0.3%
Banco Espirito Santo, S.A. Reg’d	78,000	967,173

Food & Staples Retailing 0.4%
Jeronimo Martins, SGPS, S.A.	144,000	1,228,100

Materials 0.2%
Semapa - Sociedade de Investimento e Gestao, SGPS, S.A.	71,126	703,045

		2,898,318

Republic of Korea 4.4%

Automobiles & Components 0.1%
Hankook Tire Co., Ltd.	16,130	226,328

32 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Capital Goods 1.0%
Doosan Corp. *	2,450	246,536
Doosan Infracore Co., Ltd.	5,740	94,291
LG Corp.	32,250	1,679,303
LS Corp.	3,320	224,993
Samho International Co., Ltd.	6,560	41,618
Samsung Heavy Industries Co., Ltd.	15,010	399,677
SK Holdings Co., Ltd.	1,090	101,497
SK Networks Co., Ltd. *	47,010	475,330

		3,263,245

Commercial & Professional Supplies 0.0%
S1 Corp.	1,810	92,209

Consumer Durables & Apparel 0.0%
Youngone Corp.	15,880	120,715

Diversified Financials 0.1%
Shinyoung Securities Co., Ltd.	5,860	199,472

Energy 0.1%
SK Energy Co., Ltd.	2,669	202,224
SK Gas Co., Ltd.	1,581	85,256

		287,480

Food, Beverage & Tobacco 0.2%
Dongwon Industries Co., Ltd.	2,100	168,275
KT&G Corp.	5,100	380,649
Ottogi Corp.	1,500	195,783

		744,707

Household & Personal Products 0.6%
LG Household & Health Care Ltd.	7,450	1,245,907
Pacific Corp.	4,980	511,840

		1,757,747

Insurance 0.3%
Hyundai Marine & Fire Insurance Co., Ltd. (HDMF)	55,460	899,033

Materials 0.8%
Dongkuk Steel Mill Co., Ltd.	7,710	238,102
Hanwha Chemical Corp.	20,540	190,381
Hanwha Corp.	1,590	60,670
Hyosung Corp.	5,310	281,225
Korea Petrochemical Industrial Co., Ltd.	460	11,261
Korea Zinc Co., Ltd.	2,330	188,458
LG Chem Ltd.	20,340	1,595,897
SeAH Holdings Corp.	450	37,081

		2,603,075

Retailing 0.3%
GS Home Shopping, Inc.	980	52,513
Hyundai Department Store Co., Ltd.	11,500	894,211

		946,724

Software & Services 0.0%
Daou Technology, Inc.	16,170	67,276

Telecommunication Services 0.9%
KT Corp.	10,560	364,636
KT Freetel Co., Ltd. *	43,120	1,068,577
LG Dacom Corp.	28,030	497,868
LG Telecom Ltd.	102,760	857,516

		2,788,597

		13,996,608

Russia 0.2%

Energy 0.2%
Tatneft GDR - Reg’d	8,800	623,040

Telecommunication Services 0.0%
Comstar United Telesystems OJSC GDR	6,587	32,935

		655,975

Singapore 1.5%

Capital Goods 0.8%
Fraser & Neave Ltd.	210,000	526,728
Haw Par Corp., Ltd.	124,000	404,935
Keppel Corp., Ltd.	62,000	342,600
SembCorp Industries Ltd.	406,000	930,112
Singapore Technologies Engineering Ltd.	187,000	355,114
United Engineers Ltd.	11,000	13,201

		2,572,690

Consumer Services 0.0%
Hotel Plaza Ltd.	8,000	7,579

Diversified Financials 0.1%
UOB-Kay Hian Holdings Ltd.	192,000	168,769

Food, Beverage & Tobacco 0.0%
Asia Food & Properties Ltd. *	8,000	1,740
People’s Food Holdings Ltd.	7,000	2,341

		4,081

Real Estate 0.1%
Singapore Land Ltd.	7,000	23,613
UOL Group Ltd.	119,000	210,467

		234,080

Retailing 0.3%
Jardine Cycle & Carriage Ltd.	84,000	923,992
Metro Holdings Ltd.	203,000	70,907

		994,899

Semiconductors & Semiconductor Equipment 0.0%
STATS ChipPAC Ltd. *	147,000	90,290

Technology Hardware & Equipment 0.1%
Venture Corp., Ltd.	46,000	250,262

Transportation 0.1%
ComfortDelGro Corp., Ltd.	507,000	533,743
Neptune Orient Lines Ltd.	17,000	21,681

		555,424

		4,878,074

South Africa 2.7%

Banks 0.4%
Nedbank Group Ltd.	112,000	1,418,134

Capital Goods 0.4%
Aveng Ltd.	189,000	1,443,351

Diversified Financials 0.3%
Investec Ltd.	164,000	959,562

Health Care Equipment & Services 0.1%
Medi-Clinic Corp., Ltd.	75,779	166,747

See financial notes 33

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Insurance 0.0%
Sanlam Ltd.	19,474	41,922

Materials 1.2%
African Rainbow Minerals Ltd.	48,000	922,102
ArcelorMittal South Africa Ltd.	33,000	665,946
Assore Ltd.	13,800	1,015,366
Exxaro Resources Ltd.	92,000	964,770
Harmony Gold Mining Co., Ltd. *	16,000	156,642

		3,724,826

Telecommunication Services 0.3%
Telkom South Africa Ltd.	68,000	870,059

		8,624,601

Spain 1.5%

Banks 0.5%
Bankinter S.A.	118,000	1,483,271

Capital Goods 0.1%
Sacyr Vallehermoso S.A.	27,134	450,313

Insurance 0.3%
Grupo Catalana Occidente S.A.	43,400	915,251
Mapfre S.A.	39,444	172,426

		1,087,677

Transportation 0.4%
Cintra Concesiones de Infraestructuras de Transporte S.A.	103,000	1,210,551

Utilities 0.2%
Enagas	26,284	566,785

		4,798,597

Sweden 3.1%

Capital Goods 1.5%
AB SKF, B Shares	130,000	1,660,800
Alfa Laval AB	50,900	526,715
Hexagon AB, Class B	7,000	80,133
Saab AB, Class B	16,200	249,516
Skanska AB, B Shares	110,000	1,252,043
Trelleborg AB, B Shares	68,000	948,022

		4,717,229

Commercial & Professional Supplies 0.5%
Securitas AB, B Shares	136,515	1,537,697

Food, Beverage & Tobacco 0.5%
Swedish Match AB	85,000	1,485,833

Health Care Equipment & Services 0.4%
Getinge AB, Class B	65,000	1,339,751

Telecommunication Services 0.2%
Tele2 AB, B Shares	56,000	639,091

		9,719,601

Switzerland 3.2%

Capital Goods 1.0%
Bobst Group AG - Reg’d	7,500	386,064
Bucher Industries AG - Reg’d	5,680	762,943
Schindler Holding AG - Reg’d	13,306	814,189
Sulzer AG - Reg’d	10,800	1,149,090

		3,112,286

Commercial & Professional Supplies 0.2%
Adecco S.A. - Reg’d	16,400	712,441

Consumer Durables & Apparel 0.1%
Forbo Holding AG - Reg’d *	900	359,129

Consumer Services 0.3%
Kuoni Reisen Holding AG - Reg’d	2,200	849,892

Insurance 1.0%
Baloise Holding AG - Reg’d	11,600	791,987
Helvetia Holding AG	3,468	869,357
Swiss Life Holding - Reg’d *	7,200	1,045,332
Swiss Re - Reg’d	10,200	566,156

		3,272,832

Materials 0.4%
Clariant AG - Reg’d *	92,000	895,918
Givaudan S.A. - Reg’d	274	228,860

		1,124,778

Utilities 0.2%
Elektrizitaets-Gesellschaft Laufenburg AG	569	632,672
Energiedienst Holding AG - Reg’d *	600	31,819
Romande Energie Holding S.A.	52	117,938

		782,429

		10,213,787

Taiwan 3.5%

Banks 0.7%
Chang Hwa Commercial Bank	874,000	446,157
China Development Financial Holding Corp.	1,510,173	457,890
Taichung Commercial Bank *	817,000	221,977
Taiwan Cooperative Bank	1,905,278	1,060,493

		2,186,517

Capital Goods 0.2%
CTCI Corp.	328,420	223,915
Far Eastern Textile Ltd.	91	64
Teco Electric & Machinery Co., Ltd.	449,000	157,541
Walsin Lihwa Corp.	1,076,000	292,493

		674,013

Consumer Durables & Apparel 0.1%
Asia Optical Co., Inc.	90,000	118,630
Pou Chen Corp.	74,799	46,257

		164,887

Diversified Financials 0.1%
Fubon Financial Holding Co. Ltd.	558,000	403,786

Materials 0.3%
China Steel Corp.	445,093	444,852
Formosa Chemicals & Fibre Corp.	59,730	103,655
Formosa Plastics Corp.	155,000	251,799

		800,306

Semiconductors & Semiconductor Equipment 0.1%
Advanced Semiconductor Engineering, Inc.	683,209	348,199

34 See financial notes

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Macronix International Co., Ltd.	154,691	45,373

		393,572

Technology Hardware & Equipment 1.7%
Acer, Inc.	156,382	266,272
Asustek Computer, Inc.	130,864	258,997
AU Optronics Corp.	349,163	394,926
Chi Mei Optoelectronics Corp.	788,970	519,484
Chunghwa Picture Tubes Ltd.	2,676,000	425,661
Compal Electronics, Inc.	1,618,847	1,185,784
Gigabyte Technology Co., Ltd.	421,000	211,775
Inventec Co., Ltd.	217,455	106,811
Lite-On Technology Corp.	551,397	481,711
Quanta Computer, Inc.	1,054,836	1,321,176
Wistron Corp.	158,710	197,209
Yageo Corp.	897,000	181,509

		5,551,315

Telecommunication Services 0.2%
Far EasTone Telecommunications Co., Ltd.	608,544	779,931

Transportation 0.1%
U-Ming Marine Transport Corp.	151,000	217,630

		11,171,957

Thailand 0.7%

Banks 0.5%
Bangkok Bank Public Co., Ltd. NVDR	362,000	1,105,788
Krung Thai Bank Public Co., Ltd. NVDR	2,114,000	382,932

		1,488,720

Diversified Financials 0.1%
Thanachart Capital Public Co., Ltd. NVDR	530,000	168,028

Energy 0.0%
Banpu Public Co., Ltd. - Reg’d	7,000	62,710

Food, Beverage & Tobacco 0.1%
Thai Bevergae Public Co., Ltd.	3,041,000	475,946
Thai Union Frozen Products Public Co., Ltd. NVDR	36,000	20,943

		496,889

Materials 0.0%
Thai Rayon Public Co., Ltd. NVDR	53,000	70,778

Telecommunication Services 0.0%
Shin Corporation Public Co., Ltd. NVDR	69,000	38,897

Utilities 0.0%
Ratchaburi Electricity Generating Holding Public Co., Ltd. NVDR	46,000	47,789

		2,373,811

Turkey 0.7%

Consumer Durables & Apparel 0.3%
Turk Sise ve Cam Fabrikalari AS (Sisecam) *	630,000	770,290

Materials 0.4%
Eregli Demir ve Celik Fabrikalari T.A.S. (Erdemir)	275,000	1,383,153

		2,153,443

United Kingdom 8.6%

Capital Goods 0.4%
Bodycote plc	192,099	546,938
Qinetiq plc	189,000	703,058

		1,249,996

Consumer Services 0.4%
Millennium & Copthorne Hotels plc	16,395	71,992
Thomas Cook Group plc	276,000	1,095,148

		1,167,140

Energy 0.2%
Venture Production plc	66,925	733,141

Food, Beverage & Tobacco 0.7%
Premier Foods plc	735,000	986,808
Tate & Lyle plc	173,000	1,188,507

		2,175,315

Household & Personal Products 0.3%
PZ Cussons plc	255,000	812,722

Insurance 1.1%
Brit Insurance Holdings plc	198,064	647,632
Friends Provident plc	51,040	86,809
Hiscox Ltd.	136,888	601,816
Jardine Lloyd Thompson Group plc	89,476	713,931
Legal & General Group plc	395,000	712,869
Old Mutual plc	522,000	730,654

		3,493,711

Materials 0.3%
Eurasian Natural Resources Corp.	67,500	614,660
Kazakhmys plc	16,800	176,432

		791,092

Media 0.5%
Aegis Group plc	610,000	1,022,164
WPP Group plc	82,000	663,262

		1,685,426

Real Estate 2.0%
Atrium European Real Estate Ltd. *	74,306	559,828
British Land Co. plc	61,600	830,902
Hammerson plc	91,000	1,604,320
Land Securities Group plc	29,600	668,532
Liberty International plc	88,800	1,535,503
Segro plc	162,000	1,221,414

		6,420,499

Retailing 0.9%
GAME GROUP plc	210,000	773,173
Home Retail Group plc	316,000	1,331,713
WH Smith plc *	127,000	864,775

		2,969,661

Software & Services 0.3%
Logica plc	230,662	451,295
The Sage Group plc	124,000	434,328

		885,623

See financial notes 35

 Laudus Rosenberg International Discovery Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Technology Hardware & Equipment 0.5%
Spectris plc	69,190	827,445
Spirent Communications plc	532,138	648,299

		1,475,744

Transportation 0.5%
Arriva plc	107,200	1,331,038
FirstGroup plc	17,256	164,739

		1,495,777

Utilities 0.5%
Centrica plc	62,943	354,165
Tanjong plc	188,000	719,122
United Utilities Group plc	53,134	659,391

		1,732,678

		27,088,525

Total Common Stock (Cost $390,541,706)		319,854,584

Preferred Stock 1.8% of net assets

Brazil 1.8%
AES Tiete S.A.	33,376	270,109
All America Latina Logistica	80,000	101,739
Brasil Telecom Participacoes S.A.	43,000	422,566
Brasil Telecom S.A.	37,700	311,839
Centrais Eletricas de Santa Catarina S.A., Class B	7,200	167,618
Companhia de Transmissao de Energia Eletrica Paulista	12,000	313,984
Companhia Energetica de Minas Gerais	28,000	553,261
Companhia Paranaense de Energia-Copel, Class B	46,000	638,184
Confab Industrial S.A.	86,900	241,579
Eletropaulo Metropolitana S.A., Class B	4,466	62,194
Fertilizantes Fosfatados S.A.	46,000	368,648
Sadia S.A.	136,600	409,175
Tele Norte Leste Participacoes S.A.	31,900	544,826
Telemar Norte Leste S.A., Class A	15,000	461,138
Telemig Celular Participacoes S.A.	15,000	283,699
Vivo Participacoes S.A. *	130,500	534,235

Total Preferred Stock (Cost $6,913,638)		5,684,794

Rights 0.0% of net assets

Brazil 0.0%
EDP - Energias do Brasil S.A. *	6,324,034	33,234

India 0.0%
Tata Motors1 Ltd. (a) *	16	1
Tata Motors2 Ltd. (a) *	16	13

		14

Total Rights (Cost $—)		33,248

End of Investments.

At 09/30/08, the tax basis cost of the fund’s investments was $399,039,255 and the unrealized appreciation and depreciation were $2,280,649 and ($75,747,278), respectively, with a net unrealized depreciation of ($73,466,629).

At 09/30/08, the prices of certain foreign securities held by the fund aggregating $282,820,575 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

*	Non-income producing security.
(a)	Fair-valued by Management.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NVDR — Non-Voting Depositary Receipt
Reg’d — Registered
SDR — Special drawing rights

	Currency	Amount of	Currency	Amount of
Expiration	to be	Currency to be	to be	Currency to be	Unrealized
Date	Received	Received	Delivered	Delivered	Gains / Losses

Forward Foreign Currency Contracts

10/06/2008	IDR	3,251,169,293	USD	344,586	(3,505)
10/03/2008	USD	21,761	PHP	1,023,845	(242)

Net unrealized gain on Forward Foreign Currency Contracts					(3,747)

36 See financial notes

 Laudus Rosenberg International Discovery Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value (cost $397,455,344)		$325,572,626
Foreign currency (cost $18,795,120)		18,718,030
Receivables:
Investments sold		1,141,511
Fund shares sold		2,414,100
Dividends		1,013,288
Due from manager		55,673
Foreign tax reclaims		75,340
Prepaid expenses	+	15,590

Total assets		349,006,158

Liabilities
Investments bought		22,958,910
Payable to custodian		8,088,539
Fund shares redeemed		849,949
Distribution and shareholder services fees		14,075
Foreign capital gains tax expense		5,300
Unrealized losses on forward foreign currency contracts		3,747
Accrued expenses	+	302,233

Total liabilities		32,222,753

Net Assets
Total assets		349,006,158
Total liabilities	−	32,222,753

Net assets		$316,783,405
Net Assets by Source
Capital received from investors		409,924,736
Net investment income not yet distributed		4,332,695
Net realized capital losses		(25,597,251)
Net unrealized capital losses		(71,876,775)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$92,511,922		10,574,262		$8.75
Select Shares	$224,271,483		25,528,031		$8.79

See financial notes 37

 Laudus Rosenberg International Discovery Fund

Statement of
Operations
For April 1, 2008 through September 30, 2008; unaudited.

Investment Income
Dividends (net of foreign withholding taxes of $673,697)		$6,059,493
Interest	+	59,363

Total Investment Income		6,118,856

Net Realized Gains and Losses
Net realized losses on investments		(16,929,574)
Net realized losses on foreign currency transactions	+	(77,019)

Net realized losses		(17,006,593)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(65,597,397)
Net unrealized losses on foreign currency translations	+	(7,504)

Net unrealized losses		(65,604,901)

Expenses
Investment adviser fees		1,454,999
Transfer agent fees		220,969
Custodian fees		188,278
Distribution and shareholder services fees (Investor Shares)		151,845
Sub-Accounting fees (Investor Shares)		61,678
Accounting and administration fees		55,008
Shareholder reports		29,991
Registration fees		21,421
Professional fees		20,023
Trustees’ fees		6,350
Interest expense		327
Other expenses	+	15,257

Total expenses		2,226,146
Expense reduction by adviser	−	80,731
Custody credits	−	432

Net expenses		2,144,983

Increase (Decrease) in Net Assets from Operations
Total investment income		6,118,856
Net expenses	−	2,144,983

Net investment income		3,973,873
Net realized losses		(17,006,593)
Net unrealized losses	+	(65,604,901)

Decrease in net assets from operations		($78,637,621)

38 See financial notes

 Laudus Rosenberg International Discovery Fund

Statements of
Changes in Net Assets
For the current and prior report periods.
Figures for the current period are unaudited.

Operations

		4/1/08-9/30/08	4/1/07-3/31/08
Net investment income		$3,973,873	$1,728,062
Net realized losses		(17,006,593)	(2,339,694)
Net unrealized losses	+	(65,604,901)	(14,507,335)

Decrease in net assets from operations		(78,637,621)	(15,118,967)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		—	(1,224,195)
Select Shares	+	—	(720,949)

Total distributions from net investment income		—	(1,945,144)

Distributions from net realized gains
Investor Shares		—	(5,727,789)
Select Shares	+	—	(2,753,798)

Total distributions from net realized gains		—	(8,481,587)

Total distributions		$-	($10,426,731)

Transactions in Fund Shares[1]

		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		1,810,670	$20,332,882	11,324,623	$144,113,465
Select Shares	+	16,921,175	170,968,573	11,862,466	145,518,579

Total shares sold		18,731,845	$191,301,455	23,187,089	$289,632,044

Shares Reinvested
Investor Shares		—	$-	545,156	$6,361,968
Select Shares	+	—	—	203,036	2,373,494

Total shares reinvested		—	$-	748,192	$8,735,462

Shares Redeemed
Investor Shares		(1,907,107)	($20,513,100)	(5,484,170)	($64,769,656)
Select Shares	+	(3,584,393)	(36,940,522)	(1,465,877)	(17,223,557)

Total shares redeemed		(5,491,500)	($57,453,622)	(6,950,047)	($81,993,213)

Net transactions in fund shares		13,240,345	$133,847,833	16,985,234	$216,374,293

Shares Outstanding and Net Assets
		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		22,861,948	$261,573,193	5,876,714	$70,744,598
Total increase	+	13,240,345	55,210,212	16,985,234	190,828,595

End of period		36,102,293	$316,783,405	22,861,948	$261,573,193

Net investment income not yet distributed			$4,332,695		$358,822

[1]	Effective July 31, 2008, the Institutional Shares became Select Shares.

See financial notes 39

Laudus Rosenberg International Small Capitalization Fund

Financial Statements

Financial Highlights

	4/1/08-		4/1/07-	4/1/06-	4/1/05-	4/1/04-	4/1/03-
Investor Shares	9/30/08*		3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	16.74		22.38	20.74	16.73	13.83	7.87

Income (loss) from investment operations:
Net investment income (loss)	0.24		0.36	0.20	0.08	0.03 [1]	0.03 [1]
Net realized and unrealized gains (losses)	(4.20)		(2.60)	3.82	4.89	3.51	6.01

Total from investment operations	(3.96)		(2.24)	4.02	4.97	3.54	6.04
Less distributions:
Distributions from net investment income	—		(0.63)	(0.30)	(0.04)	(0.02)	(0.08)
Distributions from net realized gains	—		(2.77)	(2.08)	(0.92)	(0.62)	—

Total distributions	—		(3.40)	(2.38)	(0.96)	(0.64)	(0.08)

Net asset value at end of period	12.78		16.74	22.38	20.74	16.73	13.83

Total return (%)	(23.66)[2]		(10.27)	20.35	30.48	26.16	76.91

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.46	[3]	1.45	1.47	1.60	1.83	1.75
Gross operating expenses	1.46	[3]	1.45	1.47	1.60	1.88	2.18
Net investment income (loss)	2.56	[3]	1.55	0.87	0.42	0.20	0.28
Portfolio turnover rate	38	[2]	105	92	102	60	103
Net assets, end of period ($ x 1,000)	321,341		523,709	882,163	804,340	355,766	82,780

	4/1/08-		4/1/07-	4/1/06-	4/1/05-	4/1/04-	4/1/03-
Select Shares	9/30/08*,4		3/31/08	3/31/07	3/31/06	3/31/05	3/31/04

Per—Share Data ($)

Net asset value at beginning of period	16.97		22.67	20.97	16.89	13.94	7.92

Income (loss) from investment operations:
Net investment income (loss)	0.24		0.34	0.26	0.13	0.08 [1]	0.07 [1]
Net realized and unrealized gains (losses)	(4.23)		(2.55)	3.90	4.95	3.53	6.04

Total from investment operations	(3.99)		(2.21)	4.16	5.08	3.61	6.11
Less distributions:
Distributions from net investment income	—		(0.73)	(0.38)	(0.08)	(0.04)	(0.09)
Distributions from net realized gains	—		(2.76)	(2.08)	(0.92)	(0.62)	—

Total distributions	—		(3.49)	(2.46)	(1.00)	(0.66)	(0.09)

Net asset value at end of period	12.98		16.97	22.67	20.97	16.89	13.94

Total return (%)	(23.51)[2]		(9.97)	20.82	30.90	26.52	77.37

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.11	[3]	1.09	1.10	1.25	1.49	1.47
Gross operating expenses	1.11	[3]	1.09	1.10	1.25	1.55	1.94
Net investment income (loss)	2.90	[3]	1.87	1.21	0.85	0.50	0.65
Portfolio turnover rate	38	[2]	105	92	102	60	103
Net assets, end of period ($ x 1,000)	404,198		612,703	1,048,829	698,064	270,646	70,382
* Unaudited
1 Calculated based on the average shares outstanding during the period.
2 Not annualized.
3 Annualized.
4 Effective July 31, 2008, the Institutional Shares became Select Shares.

40 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings as of September 30, 2008 (Unaudited)

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

	97.0%	Common Stock	884,691,879	703,909,467
	0.3%	Preferred Stock	3,233,345	2,204,089
	—%	Rights	—	—
	—%	Warrants	—	14,297
	1.4%	Short-Term Investment	10,328,000	10,328,000

	98.7%	Total Investments	898,253,224	716,455,853
	8.1%	Collateral Invested for Securities on Loan	58,476,568	58,476,568
(6	.8)%	Other Assets and Liabilities, Net		(49,393,233)

	100.0%	Net Assets		725,539,188

	Number	Value
Security	of Shares	($)

Common Stock 97.0% of net assets

Australia 4.1%

Capital Goods 0.5%
AJ Lucas Group Ltd.	142,596	645,057
Austal Ltd.	213,333	406,171
Bradken Ltd.	177,559	1,252,031
Emeco Holdings Ltd.	201,940	130,380
Macmahon Holdings Ltd. (a)	835,200	1,086,542
Monadelphous Group Ltd.	35,148	337,781

		3,857,962

Commercial & Professional Supplies 0.4%
Campbell Brothers Ltd.	33,227	848,042
Downer EDI Ltd.	365,500	1,862,183

		2,710,225

Consumer Services 0.2%
Flight Centre Ltd. (a)	67,316	1,039,716
Navitas Ltd.	79,987	144,273

		1,183,989

Diversified Financials 0.0%
Washington H. Soul Pattinson & Co. Ltd.	13,673	117,840

Energy 0.8%
Aquila Resources Ltd. *	45,464	333,339
Australian Worldwide Exploration Ltd. (a) *	378,103	772,813
Beach Petroleum Ltd.	940,300	680,023
Centennial Coal Co., Ltd. (a)	240,100	710,680
Felix Resources Ltd.	144,900	1,980,301
New Hope Corp., Ltd.	316,900	1,100,489
Queensland Gas Co., Ltd. (a) *	34,500	112,393

		5,690,038

Food & Staples Retailing 0.0%
Metcash Ltd.	21,000	67,223

Food, Beverage & Tobacco 0.4%
Goodman Fielder Ltd.	943,759	1,070,594
Lion Nathan Ltd.	261,900	1,960,805

		3,031,399

Insurance 0.0%
Tower Australia Group Ltd.	83,100	193,237

Materials 1.5%
Aditya Birla Minerals Ltd.	170,153	157,108
Ausdrill Ltd.	556,300	779,603
Coal of Africa Ltd. *	23,133	46,026
Great Southern Ltd. (a)	179,372	60,871
Incitec Pivot Ltd.	734,000	2,940,821
Macarthur Coal Ltd.	81,000	685,783
Mount Gibson Iron Ltd. (a) *	875,300	1,166,061
National Can Industries Ltd.	7,925	8,611
OM Holdings Ltd.	484,600	770,940
OneSteel Ltd. (a)	94,400	349,195
Portman Ltd. *	116,500	1,965,586
Sims Group Ltd.	3,241	78,525
Straits Resources Ltd.	306,951	598,510
TFS Corp., Ltd.	747,416	694,235
Western Areas NL (a) *	45,100	272,369

		10,574,244

Media 0.1%
Amalgamated Holdings Ltd.	118,887	468,511

Retailing 0.1%
JB Hi-Fi Ltd. (a)	80,800	799,116

Software & Services 0.0%
Data#3 Ltd.	34,002	157,038

Telecommunication Services 0.1%
iiNET Ltd.	429,275	472,346

Utilities 0.0%
AGL Energy Ltd.	1,100	12,131
Energy Developments Ltd.	41,300	82,409

		94,540

		29,417,708

Austria 0.0%

Consumer Durables & Apparel 0.0%
Linz Textil Holding AG	158	34,466

Diversified Financials 0.0%
Wiener Privatbank Immobillieninvest AG	425	10,821

Software & Services 0.0%
S&T System Integration & Technology Distribution AG *	4,341	200,472

		245,759

See financial notes 41

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Belgium 2.6%

Capital Goods 0.0%
Moury Construct S.A.	224	21,602
Societe Anonyme Belge de Constructions Aeronautques	681	19,174

		40,776

Consumer Durables & Apparel 0.0%
Jensen Group N.V.	12,000	133,095

Diversified Financials 0.1%
Banque Nationale de Belgique	219	847,168
Cie Auxiliaire des Mines	17	11,966

		859,134

Energy 0.2%
Euronav S.A.	47,998	1,327,117

Food & Staples Retailing 0.4%
Delhaize Group	45,132	2,621,459

Food, Beverage & Tobacco 0.0%
Pinguin N.V. *	313	5,565
Sipef N.V.	323	128,231

		133,796

Materials 1.6%
Recticel S.A.	49,772	534,888
Solvay S.A.	4,258	522,668
Tessenderlo Chemie N.V.	66,754	3,342,964
Umicore	238,280	7,358,574

		11,759,094

Real Estate 0.0%
Immobel	2,752	141,005

Retailing 0.2%
S.A. D’Ieteren N.V.	7,336	1,658,065

Technology Hardware & Equipment 0.1%
Barco N.V.	4,577	208,053
Integrated Production & Test Engineering *	642	3,390
Punch International N.V. *	980	74,076

		285,519

Transportation 0.0%
Compagnie Maritime Belge S.A.	3,689	148,654

		19,107,714

Canada 6.9%

Automobiles & Components 0.3%
Linamar Corp.	100,100	940,568
Martinrea International, Inc. *	197,760	1,129,792

		2,070,360

Banks 0.2%
Laurentian Bank Of Canada (a)	45,400	1,621,048

Capital Goods 0.1%
Russel Metals, Inc.	130	2,809
Toromont Industries Ltd.	38,500	953,592

		956,401

Diversified Financials 0.0%
Dundee Corp., Class A *	3,900	38,221

Energy 2.1%
Addax Petroleum Corp.	30,880	838,265
AltaGas Income Trust	86,100	1,925,469
Daylight Resources Trust	93,810	899,095
Ensign Energy Services, Inc.	33,700	528,180
Flint Energy Services Ltd. *	94,000	949,495
Freehold Royalty Trust (a)	94,800	1,523,214
Keyera Facilities Income Fund	43,830	838,505
Mullen Group Income Fund	91,770	1,465,043
Penn West Energy Trust	50,677	1,205,201
Precision Drilling Trust	300	4,933
Progress Energy Trust	74,700	845,793
Provident Energy Trust	176,965	1,579,673
Savanna Energy Services Corp.	109,710	1,594,751
Tanganyika Oil Co., Ltd. (a) *	4,904	129,898
Trinidad Drilling Ltd.	12,600	116,617
Vermilion Energy Trust	34,990	1,119,811

		15,563,943

Food & Staples Retailing 0.0%
Empire Co., Ltd., Class A	7,800	312,806

Food, Beverage & Tobacco 0.2%
Viterra, Inc. *	127,160	1,215,144

Insurance 0.3%
Industrial Alliance Insurance & Financial Services, Inc.	58,700	1,864,280

Materials 1.5%
Agrium, Inc.	16,092	899,670
Canfor Corp. (a) *	200,750	1,539,225
IAMGOLD Corp.	368,500	2,032,506
Labrador Iron Ore Royalty Income Fund	22,700	964,097
Methanex Corp.	47,880	938,030
West Fraser Timber Co., Ltd.	39,500	1,294,954
Yamana Gold, Inc.	348,620	2,866,267

		10,534,749

Media 0.2%
Quebecor, Inc., Class B	62,390	1,474,380

Pharmaceuticals & Biotechnology 0.2%
MDS, Inc. *	121,800	1,454,619

Real Estate 0.4%
BPO Properties Ltd.	400	17,853
Calloway Real Estate Investment Trust	66,920	1,173,340
MI Developments, Inc., Class A	83,640	1,545,090

		2,736,283

Retailing 0.1%
Leon’s Furniture Ltd.	59,000	650,289

Software & Services 0.4%
CGI Group, Inc., Class A *	91,450	800,000
Open Text Corp. (a) *	60,700	2,013,922

		2,813,922

Technology Hardware & Equipment 0.2%
Celestica, Inc. (a) *	260,300	1,628,939

Utilities 0.7%
ATCO Ltd., Class I	49,800	1,806,230
Emera, Inc. (a)	95,960	1,908,831
Energy Savings Income Fund	101,620	1,264,222

42 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Fortis, Inc.	15,400	347,866

		5,327,149

		50,262,533

China 0.3%

Consumer Durables & Apparel 0.1%
Weiqiao Textile Co., Ltd., Class H	927,000	454,789

Pharmaceuticals & Biotechnology 0.0%
China Shineway Pharmaceutical Group Ltd.	18,000	12,834

Technology Hardware & Equipment 0.0%
Digital China Holdings Ltd.	119,000	39,516
Great Wall Technology Co., Ltd., Class H *	2,008,000	223,322

		262,838

Transportation 0.2%
Sichuan Expressway Co., Ltd., Class H	6,015,000	1,302,944

		2,033,405

Denmark 0.8%

Banks 0.1%
Aktieselskabet Ringkjoebing Bank	175	11,685
Amagerbanken A/S (a)	68,184	1,105,740
Ostjydsk Bank A/S	658	66,421

		1,183,846

Capital Goods 0.2%
DLH A/S, Class B	34,332	294,657
Monberg & Thorsen A/S, Class B	5,835	293,559
Ove Arkil Holding A/S, Class B	899	140,127
Per Aarsleff A/S, Class B	7,416	699,655

		1,427,998

Materials 0.4%
Auriga Industries A/S, Class B	106,963	2,722,371

Real Estate 0.0%
TK Development A/S *	5,670	29,955
Tower Group A/S *	14,274	193,848

		223,803

Transportation 0.1%
DFDS A/S (a)	5,770	373,603

Utilities 0.0%
Renewagy A/S *	1,470	2,163

		5,933,784

Finland 1.2%

Capital Goods 0.1%
KCI Konecranes Oyj	10,965	262,206
Larox Oyj	24,816	292,892
Raute Oyj	3,604	58,574

		613,672

Materials 0.5%
Kemira Oyj (a)	266,797	3,159,512

Semiconductors & Semiconductor Equipment 0.0%
Okmetic Oyj	60,000	257,655

Software & Services 0.6%
Digia plc	73,761	296,799
TietoEnator Oyj	271,918	4,002,526

		4,299,325

Technology Hardware & Equipment 0.0%
Elektrobit Corp.	9,282	9,267
Scanfil Oyj	21,541	63,266

		72,533

		8,402,697

France 8.4%

Automobiles & Components 1.5%
PSA Peugeot Citroen	169,930	6,395,517
Valeo S.A. (a)	155,202	4,696,686

		11,092,203

Capital Goods 1.5%
Compagnie Industrielle et Financiere d’ Entreprises	2,392	200,364
Ginger (Groupe Ingenierie Europe)	8,835	185,750
Haulotte Group (a)	83,484	1,058,875
Securidev S.A.	356	9,522
Thales S.A. (a)	190,500	9,613,523

		11,068,034

Commercial & Professional Supplies 0.1%
Assystem	77,028	1,059,568

Consumer Durables & Apparel 0.3%
Thomson *	641,860	2,293,932

Consumer Services 0.1%
Compagnie des Alpes	4,130	159,891
Pierre & Vacances	3,129	211,524

		371,415

Food, Beverage & Tobacco 0.1%
Sucriere de Pithiviers Le Vieil	266	186,015
Vranken - Pommery Monopole	3,746	219,798

		405,813

Insurance 0.1%
CNP Assurances	4,835	546,114

Materials 0.9%
Arkema	97,287	3,591,573
Gascogne	1,016	78,368
Gevelot	3,516	216,344
Guillin Emballages	60	4,223
Rougier S.A.	2,620	142,899
Sequana (a)	150,169	2,119,901
Societe Anonyme d’Explosifs et de Produits Chimiques	450	188,026

		6,341,334

Media 0.6%
Havas S.A. (a)	283,516	890,456
Publicis Groupe (a)	108,809	3,427,153

		4,317,609

Real Estate 0.0%
Acanthe Developpement S.A.	37,981	101,148

See financial notes 43

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Software & Services 3.1%
Altran Technologies S.A. *	425,503	3,036,167
Atos Origin S.A.	138,685	6,103,333
Aubay	29,439	145,884
Ausy *	617	15,707
Cap Gemini S.A.	208,500	9,849,718
CS Communication & Systemes	15,959	302,104
ESI Group *	9,000	100,907
GFI Informatique	37,935	202,361
Groupe Steria S.C.A. (a)	84,021	1,876,894
Jet Multimedia	15,000	103,262
Linedata Services	2,952	34,987
Tessi S.A.	3,864	165,730
Valtech *	562,207	248,045

		22,185,099

Technology Hardware & Equipment 0.0%
Bigben Interactive *	988	9,251
HF Co.	1,890	26,765

		36,016

Transportation 0.1%
Norbert Dentressangle	8,807	717,873
Touax	8,674	391,793

		1,109,666

		60,927,951

Germany 8.5%

Automobiles & Components 0.0%
Bertrandt AG	251	7,201
Ruecker AG	25,855	254,791

		261,992

Capital Goods 2.7%
Bilfinger Berger AG	14,486	754,520
Demag Cranes AG	11,408	451,555
Deutsche Steinzeug Cremer & Breuer AG *	33,609	33,120
Deutz AG (a)	374,212	2,105,038
Duerr AG	51,356	1,413,826
Gesco AG	8,232	488,185
Gildemeister AG	170,000	2,871,033
Indus Holding AG	1,990	47,021
Krones AG	65,000	3,232,460
KSB AG	1,360	734,177
KUKA AG (a)	39,064	957,672
Muehlbauer Holding AG & Co.	5,460	162,956
Rheinmetall AG	111,000	5,974,146
Tognum AG	7,047	141,173
Westag & Getalit AG	2,631	50,373

		19,417,255

Consumer Services 0.1%
IFA Hotel & Touristik AG *	5,170	50,948
TUI AG (a)	36,358	600,578

		651,526

Diversified Financials 0.0%
ADCapital AG	498	6,448

Food & Staples Retailing 0.0%
Wasgau Produktions & Handels AG	1,500	11,910

Food, Beverage & Tobacco 0.1%
Frosta AG	4,880	112,326
Sektkellerei Schloss Wachenheim AG	21,039	160,532

		272,858

Health Care Equipment & Services 0.3%
Fresenius SE	32,365	2,375,821

Materials 4.2%
Altana AG	203,669	3,017,774
K & S AG	178,800	12,397,302
Lanxess	242,596	6,681,125
Norddeutsche Affinerie AG (a)	6,344	268,134
Salzgitter AG	80,960	8,187,123

		30,551,458

Retailing 0.0%
Essanelle Hair Group AG	2,496	28,562
Hornbach Baumarkt Aktiengesellschaft AG	2,542	135,988

		164,550

Semiconductors & Semiconductor Equipment 0.0%
ELMOS Semiconductor AG *	33,286	199,649

Software & Services 0.2%
Bechtle AG	15,839	329,812
Cancom IT Systeme AG *	42,071	180,822
Integralis AG *	33,677	216,267
PC- Ware AG	16,089	347,629
REALTECH AG	13,166	217,563
syzygy AG	53,528	236,501
USU Software AG	24,000	109,174

		1,637,768

Technology Hardware & Equipment 0.2%
Augusta Technologie AG *	21,207	411,628
Euromicron AG	25,107	466,562
Funkwerk AG	16,891	167,754
Hyrican Informationssystems AG	6,000	59,803

		1,105,747

Transportation 0.2%
D. Logistics AG *	150,322	217,179
Deutsche Lufthansa AG - Reg’d	60,270	1,178,178

		1,395,357

Utilities 0.5%
MVV Energie AG	78,000	3,667,280

		61,719,619

Greece 0.0%

Banks 0.0%
Bank of Greece	86	6,932

Hong Kong 2.5%

Banks 0.3%
Hongkong Chinese Ltd.	180,000	15,462
Industrial & Commercial Bank of China (Asia) Ltd.	1,093,000	1,989,425

		2,004,887

44 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Capital Goods 0.4%
Chen Hsong Holdings Ltd.	426,000	107,887
Chevalier International Holdings Ltd.	356,000	258,585
Miramar Hotel & Investment Co., Ltd.	326,000	356,944
Noble Group Ltd.	1,938,800	1,845,046

		2,568,462

Consumer Durables & Apparel 0.1%
High Fashion International Ltd.	60,000	15,392
Texwinca Holdings Ltd.	156,000	129,226
The Grande Holdings Ltd.	6,000	894
Truly International Holdings Ltd.	492,000	400,344
USI Holdings Ltd.	514,727	107,736

		653,592

Consumer Services 0.0%
Associated International Hotels Ltd. *	2,000	3,953
Mandarin Oriental International Ltd. (a)	152,000	235,587
Star Cruises Ltd. *	271,000	31,655

		271,195

Diversified Financials 0.3%
Allied Group Ltd.	207,600	368,054
Allied Properties (H.K.) Ltd.	2,760,000	358,529
Asia Financial Holdings Ltd.	526,000	158,185
COL Capital Ltd.	1,346,000	214,528
Guoco Group Ltd.	137,000	1,151,567
Lippo Ltd.	100,000	46,211

		2,297,074

Materials 0.0%
Minmetals Resources Ltd.	68,000	10,520

Media 0.0%
I-Cable Communications Ltd.	53,000	6,231

Real Estate 0.6%
China Motor Bus Co., Ltd.	4,000	28,970
Emperor International Holdings Ltd.	16,000	3,291
Great Eagle Holdings Ltd.	3,000	6,672
Hong Kong Ferry (Holdings) Co., Ltd.	258,280	203,769
Hopewell Holdings Ltd.	306,000	1,111,287
Melbourne Enterprises Ltd.	2,000	16,798
Pacific Century Premium Developments Ltd. *	4,308,000	1,342,014
Soundwill Holdings Ltd.	580,000	235,301
Tai Cheung Holdings Ltd.	1,203,520	490,357
Tai Sang Land Developement Ltd.	101,000	37,414
Wheelock Properties Ltd.	1,639,000	851,920

		4,327,793

Retailing 0.1%
Chow Sang Sang Holdings International Ltd.	144,000	82,862
Goldlion Holdings Ltd.	300,000	49,398
Tan Chong International Ltd.	1,254,000	209,872
Wing On Co. International Ltd.	276,500	386,424

		728,556

Software & Services 0.0%
SUNeVision Holdings Ltd.	1,050,280	98,406

Technology Hardware & Equipment 0.3%
CCT Telecom Holdings Ltd.	404,000	31,218
Champion Technology Holdings Ltd.	4,363,582	368,764
Proview International Holdings Ltd.	254,000	10,299
VTech Holdings Ltd.	344,000	2,012,000

		2,422,281

Telecommunication Services 0.1%
Asia Satellite Telecommunications Holdings Ltd.	457,500	640,571
SmarTone Telecommunications Holdings Ltd.	512,500	372,505

		1,013,076

Transportation 0.3%
Hopewell Highway Infrastructure Ltd.	182,500	126,994
Road King Infrastructure Ltd.	62,000	36,060
Safety Godown Co., Ltd.	8,000	4,101
Transport International Holdings Ltd.	651,200	1,818,245

		1,985,400

		18,387,473

Ireland 0.8%

Capital Goods 0.7%
DCC plc	251,302	4,938,130

Consumer Durables & Apparel 0.0%
Abbey plc	15,931	73,450

Food & Staples Retailing 0.1%
Total Produce plc (a)	1,415,780	818,040
Total Produce plc	192,602	107,930

		925,970

Food, Beverage & Tobacco 0.0%
Donegal Creameries plc	8,185	63,817

		6,001,367

Italy 3.5%

Automobiles & Components 0.6%
Pirelli & C. S.p.A.	7,482,000	4,414,575

Banks 0.0%
Banco di Sardegna S.p.A.	3,288	59,353

Capital Goods 1.2%
Astaldi S.p.A. (a)	315,378	2,131,129
Biesse S.p.A.	24,261	208,638
C.I.R. S.p.A. - Compagnie Industriali Riunite (a)	631,044	1,093,902
Cofide S.p.A. - Compagnia Finanziaria De Benedetti	1,827,172	1,356,388
Danieli S.p.A. - Officine Meccaniche Danieli & C. (a)	135,752	2,988,359
Gruppo Ceramiche Ricchetti S.p.A.	8,816	17,272

See financial notes 45

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Vianini Lavori S.p.A.	118,000	1,164,656

		8,960,344

Consumer Durables & Apparel 0.1%
Safilo Group S.p.A. (a)	707,096	990,038

Food, Beverage & Tobacco 0.0%
La Doria S.p.A. *	25,955	42,534

Health Care Equipment & Services 0.0%
El.En. S.p.A.	210	6,418

Household & Personal Products 0.1%
Mirato S.p.A.	51,665	510,875

Insurance 0.9%
Ergo Previdenza S.p.A.	5,407	33,600
Unipol Gruppo Finanziario S.p.A. (a)	2,850,028	6,115,723

		6,149,323

Materials 0.2%
Buzzi Unicem S.p.A. (a)	5,120	78,672
Italcementi S.p.A. (a)	63,438	785,796
KME Group	402,068	380,255

		1,244,723

Software & Services 0.1%
Engineering Ingegneria Informatica S.p.A.	29,038	785,423
Reply S.p.A.	4,268	116,631

		902,054

Technology Hardware & Equipment 0.0%
Gefran S.p.A.	39,000	217,665

Transportation 0.0%
Autostrade Meridionali S.p.A.	216	3,634

Utilities 0.3%
ACEA S.p.A.	26,526	379,904
Iride S.p.A.	795,689	1,756,360

		2,136,264

		25,637,800

Japan 18.2%

Automobiles & Components 1.0%
Ahresty Corp.	5,500	48,458
Aisan Industry Co., Ltd.	45,500	274,642
Ashimori Industry Co., Ltd.	133,000	232,886
Calsonic Kansei Corp.	23,000	65,961
HI-LEX Corp.	73,000	779,386
Ichishin Co., Ltd.	30,000	85,698
Mikuni Corp.	28,000	44,825
Murakami Corp.	2,000	12,315
NGK Spark Plug Co., Ltd. (a)	63,000	613,317
NHK Spring Co., Ltd.	56,000	310,583
Nihon Plast Co., Ltd.	10,600	46,415
Nittan Valve Co., Ltd. (a)	5,100	22,553
Piolax, Inc.	100	1,694
Showa Corp.	40,600	248,109
SOFT99 Corp.	29,500	139,703
Sumitomo Rubber Industries, Ltd.	260,000	2,316,332
Suncall Corp.	27,000	106,365
Tigers Polymer Corp.	8,300	31,528
Topre Corp.	129,200	883,467
TS Tech Co., Ltd.	72,300	696,675
Univance Corp.	9,600	37,495

		6,998,407

Banks 2.0%
Fukuoka Financial Group, Inc.	185,000	680,799
Sapporo Hokuyo Holdings, Inc.	219	1,096,295
The Aichi Bank Ltd.	26,600	1,842,965
The Akita Bank Ltd.	1,000	3,827
The Biwako Bank Ltd.	3,000	3,862
The Chiba Kogyo Bank Ltd. *	11,100	126,563
The Daishi Bank Ltd.	14,000	55,278
The Ehime Bank Ltd.	92,000	256,919
The Eighteenth Bank Ltd.	403,000	1,057,470
The Higashi-Nippon Bank Ltd.	367,000	999,940
The Higo Bank Ltd.	51,000	293,171
The Hokuetsu Bank Ltd.	11,000	22,749
The Hyakugo Bank Ltd.	314,000	1,779,754
The Hyakujushi Bank Ltd.	26,000	145,604
The Kagawa Bank Ltd.	43,000	201,469
The Keiyo Bank Ltd.	141,000	677,786
The Kita-Nippon Bank Ltd.	5,100	132,510
The Mie Bank Ltd. (a)	81,000	329,728
The Minato Bank Ltd.	13,000	18,298
The Nishi-Nippon City Bank Ltd.	454,000	1,133,638
The San-in Godo Bank Ltd.	210,000	1,626,785
The Taiko Bank Ltd.	63,000	132,745
The Tochigi Bank Ltd.	62,000	330,433
The Toho Bank Ltd.	44,000	171,222
The Yachiyo Bank Ltd.	144	316,733
The Yamanashi Chuo Bank Ltd.	158,000	782,965

		14,219,508

Capital Goods 4.4%
Aichi Electric Co., Ltd.	3,000	5,853
Aida Engineering Ltd.	210,400	872,432
Amada Co., Ltd.	274,000	1,504,760
Amano Corp. (a)	73,800	591,464
C-Cube Corp.	85,000	238,113
Chodai Co., Ltd.	23,000	62,839
Chudenko Corp. (a)	92,500	1,390,333
CKD Corp. (a)	13,000	56,579
CTI Engineering Co., Ltd.	44,100	256,186
Daiichi Kensetu Corp.	10,000	65,388
Denkyosha Co., Ltd.	20,000	96,225
Ebara Corp. (a)	29,000	76,653
Fuji Electric Holdings Co., Ltd. (a)	592,000	1,430,009
Fuji Machine Manufacturing Co., Ltd.	121,600	1,474,345
Furusato Industries Ltd.	24,000	206,723
Futaba Corp. (a)	89,600	1,575,983
Inabata & Co., Ltd.	18,900	67,285
Ishikawajima Transportation Machinery Co., Ltd.	43,000	131,748
Japan Pulp & Paper Co., Ltd.	247,000	813,616
Kamei Corp.	93,000	359,342
Kanaden Corp.	106,000	499,890
Kanematsu Corp. *	44,000	42,577
Kioritz Corp.	211,000	399,026
Koatsu Kogyo Co., Ltd.	25,000	67,698
Komori Corp.	110,800	1,488,693
Kowa Spinning Co., Ltd.	12,000	35,329

46 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Kuroda Electric Co., Ltd. (a)	1,900	17,856
Maeda Corp. (a)	140,000	434,861
Maeda Road Construction Co., Ltd.	93,000	601,646
Marufuji Sheet Piling Co., Ltd.	29,000	53,994
Minebea Co., Ltd.	133,000	498,830
Mitani Corp.	28,100	159,820
Miyachi Corp. (a)	33,200	282,925
Musashi Co., Ltd.	500	7,554
Nagase & Co., Ltd.	157,000	1,461,277
Nakano Refrigerators Co., Ltd.	1,800	13,915
Nichireki Co., Ltd.	11,000	27,872
Nihon Decoluxe Co., Ltd.	2,000	8,556
Nippo Corp.	244,000	1,377,218
Nippon Thompson Co., Ltd.	208,000	881,136
Nishimatsu Construction Co., Ltd. (a)	753,000	1,733,467
Nissei Plastic Industrial Co., Ltd.	74,600	257,762
Nitto Kogyo Corp.	114,200	841,493
Noritake Co., Ltd.	16,000	52,347
Ohmoto Gumi Co., Ltd.	34,000	113,004
Okaya & Co., Ltd.	500	5,210
Oki Wintech Co., Ltd.	34,000	175,507
Original Engineering Consultants Co., Ltd.	7,500	13,328
Rheon Automatic Machinery Co., Ltd.	2,000	5,832
Sankyo Rikagaku Co., Ltd.	17,000	185,574
Sanso Electric Co., Ltd. *	30,000	80,955
Sanwa Holdings Corp. (a)	447,000	1,688,307
Seibu Electric Industry Co., Ltd.	66,000	289,807
ShinMaywa Industries Ltd.	301,000	893,635
Sintokogio Ltd.	33,400	209,600
Sojitz Corp.	679,400	1,574,656
Sugimoto & Co., Ltd.	3,100	31,714
Taisei Oncho Co., Ltd.	44,000	139,970
Taisei Rotec Corp.	257,000	416,617
Takeuchi Mfg Co., Ltd. (a)	43,900	578,458
The Nippon Road Co., Ltd.	213,000	237,086
Toenec Corp.	25,000	126,996
Totech Corp.	42,000	123,633
Trinity Industrial Corp.	1,000	4,547
Trusco Nakayama Corp. (a)	93,500	1,241,432
Tsurumi Manufacturing Co., Ltd.	14,000	89,043
Tsuzuki Denki Co., Ltd.	5,000	13,771
Uehara Sei Shoji Co., Ltd.	51,000	160,746
Wakita & Co., Ltd.	49,000	204,779
Yondenko Corp.	124,000	612,642
Yurtec Corp.	9,000	37,294

		31,775,761

Commercial & Professional Supplies 0.0%
EJ Holdings, Inc.	110	14,518
FujiStaff Holdings, Inc.	40	6,288
Kawanishi Warehouse Co., Ltd.	7,000	44,624
Kimura Unity Co., Ltd.	2,500	18,376
Wesco, Inc.	51,300	84,837

		168,643

Consumer Durables & Apparel 0.8%
Charle Co., Ltd.	500	3,713
Corona Corp.	44,900	470,209
Fuji Corp.	16,000	102,299
Fujishoji Co., Ltd.	84	84,193
Fujix Ltd.	11,000	40,960
Hitachi Koki Co., Ltd. (a)	115,200	1,174,757
Ichikawa Co., Ltd.	79,000	229,554
Jichodo Co., Ltd.	16,000	117,031
Kurabo Industries Ltd.	720,000	1,264,809
Kyowa Leather Cloth Co., Ltd.	2,000	9,408
Maruzen Co., Ltd.	3,000	11,899
Mitsui Home Co., Ltd.	3,000	14,333
Miyuki Holdings Co., Ltd.	12,000	27,697
Onward Holdings Co., Ltd.	3,000	31,375
PanaHome Corp.	1,000	5,594
Roland Corp.	66,400	857,142
SRI Sports Ltd.	459	439,411
Tachikawa Corp.	60,300	256,163
Tokyo Style Co., Ltd.	83,000	701,447
Toso Co., Ltd.	39,000	78,473

		5,920,467

Consumer Services 0.1%
Daisyo Corp. (a)	32,100	331,287
Eikoh, Inc.	11,700	39,676
Johnan Academic Preparatory Institute, Inc.	14,000	17,244
Nippon Game Card Corp.	11	12,338
Royal Holdings Co., Ltd. (a)	10,900	96,974
Shidax Corp.	1,063	402,003
Shingakukai Co., Ltd.	44,600	158,060

		1,057,582

Diversified Financials 0.3%
Daiko Clearing Services Corp.	41,300	279,424
Hitachi Capital Corp.	78,800	959,509
SFCG Co., Ltd. (a)	3,210	146,169
Takagi Securities Co., Ltd.	67,000	127,072
Takefuji Corp. (a)	48,200	627,234

		2,139,408

Energy 0.3%
Itochu Enex Co., Ltd.	500	3,230
Japan Petroleum Exploration Co., Ltd.	31,600	1,622,119
Kanto Natural Gas Development Co., Ltd. (a)	22,000	121,579
Sinanen Co., Ltd.	29,000	110,245

		1,857,173

Food & Staples Retailing 0.3%
Cawachi Ltd.	66,800	1,265,953
Heiwado Co., Ltd.	15,100	216,030
Itochu-Shokuhin Co., Ltd. (a)	2,400	78,291
Kasumi Co., Ltd. (a)	67,000	363,359
Marukyo Corp.	8,000	39,765
Maxvalu Nishinihon Co., Ltd.	1,400	18,695
Okuwa Co., Ltd.	2,000	29,888
Poplar Co., Ltd.	1,900	11,041
Tokan Co., Ltd.	1,000	14,614
Universe Co., Ltd.	5,300	58,159
Uny Co., Ltd.	27,000	274,755

		2,370,550

Food, Beverage & Tobacco 1.0%
Coca-Cola Central Japan Co., Ltd.	205	1,216,206
Marudai Food Co., Ltd.	3,000	6,467

See financial notes 47

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Meiji Seika Kaisha Ltd. (a)	333,000	1,522,353
Mercian Corp.	222,000	431,569
Mikuni Coca-Cola Bottling Co., Ltd.	130,100	1,137,956
Morinaga Milk Industry Co., Ltd.	85,000	243,226
Nichiwa Sangyo Co., Ltd.	57,000	108,079
Nippon Beet Sugar Manufacturing Co., Ltd. (a)	325,000	663,236
Nippon Flour Mills Co., Ltd.	36,000	179,336
Nissin Sugar Manufacturing Co., Ltd.	115,000	259,723
Q.P. Corp. (a)	134,100	1,246,830
Sonton Food Industry Co., Ltd.	31,000	209,152
Tokatsu Foods Co., Ltd.	60,000	302,948
Yonekyu Corp.	10,000	100,624

		7,627,705

Health Care Equipment & Services 0.2%
Aloka Co., Ltd.	2,600	25,939
BML, Inc.	300	5,165
Create Medic Co., Ltd.	6,000	49,948
Fukuda Denshi Co., Ltd.	12,700	242,514
Hitachi Medical Corp.	102,000	829,128
JMS Co., Ltd.	20,000	53,170
Kawasumi Laboratories, Inc.	2,000	9,027
N.I.C. Corp. (a)	43,600	160,169
Nissui Pharmaceutical Co., Ltd.	3,700	25,017
Tokiwa Yakuhin Co., Ltd.	11,000	36,762

		1,436,839

Household & Personal Products 0.2%
Kose Corp.	46,800	1,302,273
Lion Corp. (a)	25,000	133,765
Mandom Corp.	6,900	182,913

		1,618,951

Insurance 0.0%
The Fuji Fire & Marine Insurance Co., Ltd.	29,000	67,130

Materials 3.5%
Arakawa Chemical Industrial Ltd.	17,500	158,658
Asahi Industries Co., Ltd.	205	234,810
Atomix Co., Ltd.	3,000	9,590
Chubu Steel Plate Co., Ltd.	105,300	816,951
Denki Kagaku Kogyo Kabushiki Kaisha	539,000	1,418,001
DIC Corp.	475,000	899,612
Hitachi Chemical Co., Ltd.	15,100	202,632
Kaneka Corp.	217,000	1,198,770
Kansai Paint Co., Ltd. (a)	17,000	105,444
Kyoei Steel Ltd. (a)	69,500	1,338,422
Mitsubishi Gas Chemical Co., Inc.	278,000	1,344,475
Mitsubishi Rayon Co., Ltd. (a)	388,000	960,900
Mitsui Chemicals, Inc.	88,000	387,953
Mory Industries, Inc.	120,000	302,670
N.E. Chemcat Corp. (a)	41,000	658,465
Nichia Steel Works Ltd.	126,000	422,068
Nihon Yamamura Glass Co., Ltd.	235,000	404,746
Nippon Chemical Industrial Co., Ltd.	28,000	57,921
Nippon Kodoshi Corp.	1,000	6,593
Nippon Light Metal Co., Ltd.	274,000	321,678
Nippon Shokubai Co., Ltd. (a)	74,000	474,384
Nisshin Steel Co., Ltd. (a)	758,000	1,466,306
Nitto FC Co., Ltd.	5,000	21,907
Osaka Steel Co., Ltd.	109,900	1,428,307
Pacific Metals Co., Ltd. (a)	80,000	580,039
Sakai Chemical Industry Co., Ltd.	293,000	793,195
SK Kaken Co., Ltd.	2,000	44,756
Soken Chemical & Engineering Co., Ltd.	100	798
Sumitomo Seika Chemicals Co., Ltd.	174,000	527,530
Teijin Ltd.	145,000	435,704
Tokuyama Corp.	217,000	1,259,080
Tokyo Ohka Kogyo Co., Ltd.	18,200	288,457
Tokyo Tekko Co., Ltd.	142,000	342,341
Topy Industries Ltd.	572,000	1,583,649
Tosoh Corp. (a)	674,000	1,988,869
Toyo Ink Mfg. Co., Ltd.	318,000	939,156
Yodogawa Steel Works Ltd.	375,000	1,680,461

		25,105,298

Media 0.3%
Chubu-Nippon Broadcasting Co., Ltd.	800	4,684
Daiichikosho Co., Ltd.	28,000	288,369
RKB Mainichi Broadcasting Corp.	37,000	277,965
Sky Perfect JSAT Holdings, Inc. (a)	2,552	978,412
TV Asahi Corp.	405	566,917

		2,116,347

Pharmaceuticals & Biotechnology 0.5%
Dainippon Sumitomo Pharma Co., Ltd. (a)	70,000	573,437
Nippon Shinyaku Co., Ltd.	157,000	1,494,519
Seikagaku Corp.	20,200	196,033
Torii Pharmaceutical Co., Ltd.	77,900	1,089,731

		3,353,720

Real Estate 0.1%
Hosoda Corp.	51,600	113,049
Leopalace21 Corp.	19,100	147,691
Nisshin Fudosan Co., Ltd.	68,700	224,804
Sankyo Frontier Co., Ltd.	64,000	122,890
Yuraku Real Estate Co., Ltd.	66,000	80,436

		688,870

Retailing 0.9%
AOKl Holdings, Inc.	80,200	816,957
Aoyama Trading Co., Ltd. (a)	102,500	1,369,613
AT-Group Co., Ltd.	20,000	173,425
Belluna Co., Ltd. (a)	120,300	542,414
Daiwa Co., Ltd.	89,000	117,155
Felissimo Corp.	2,200	42,971
Fujitsu Business Systems Ltd.	76,900	1,007,476
H2O Retailing Corp.	64,000	389,729
Haruyama Trading Co., Ltd. (a)	21,900	93,713
Hikari Furniture Co., Ltd.	1,000	3,958
Kato Sangyo Co., Ltd.	200	2,389
King Co., Ltd.	64,000	130,175
Kitamura Co., Ltd.	2,100	9,742
Ku Co., Ltd.	57,600	168,659

48 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Mac House Co., Ltd.	8,900	55,698
Nafco Co., Ltd.	40,100	545,325
Nagahori Corp.	52,000	114,409
Sazaby League, Ltd. (a)	45,800	603,653
Senshukai Co., Ltd. (a)	82,700	544,308
Shichie Co., Ltd.	24,000	128,121

		6,859,890

Semiconductors & Semiconductor Equipment 0.1%
Aoi Electronics Co., Ltd.	3,000	25,544
Micronics Japan Co., Ltd.	100	1,417
Mimasu Semiconductor Industry Co., Ltd.	1,300	17,276
Mitsui High-tec, Inc. (a)	143,800	895,647

		939,884

Software & Services 0.2%
Argo Graphics, Inc.	1,500	17,623
Atlus Co., Ltd.	4,100	18,782
Computer Engineering & Consulting Ltd.	1,000	8,490
Cybernet Systems Co., Ltd.	14	5,179
Hitachi System & Services Ltd.	400	5,343
Information Services International-Dentsu Ltd.	5,800	37,291
Japan Process Development Co., Ltd.	16,700	115,442
NEC Fielding Ltd.	102,900	981,393
Nifty Corp.	33	26,963

		1,216,506

Technology Hardware & Equipment 1.2%
Alps Electric Co., Ltd. (a)	1,600	12,525
Canon Electronics, Inc.	500	8,080
Daishinku Corp.	113,000	375,483
Fujitsu Frontech Ltd.	2,000	18,292
Furuno Electric Co., Ltd.	42,200	366,533
Hagiwara Electric Co., Ltd.	700	4,850
Hakuto Co., Ltd.	64,300	505,794
Hitachi Maxell Ltd.	143,300	1,537,212
Japan Aviation Electronics Industry Ltd. (a)	17,000	80,058
Japan Digital Laboratory Co., Ltd.	106,200	1,155,763
Katsuragawa Electric Co., Ltd.	3,000	16,447
Kitagawa Industries Co., Ltd.	9,700	116,379
Macnica, Inc.	1,100	14,351
Nichicon Corp.	200,000	1,369,647
Nippon Antenna Co., Ltd.	3,200	18,368
Riso Kagaku Corp.	51,600	600,101
Roland DG Corp. (a)	3,200	58,931
Ryoden Trading Co., Ltd.	40,000	212,537
Ryoyo Electro Corp. (a)	85,400	726,695
Sun-Wa Technos Corp.	400	2,586
Tachibana Eletech Co., Ltd.	1,100	7,964
Toshiba Tec Corp.	209,000	823,264
Tsuzuki Densan Co., Ltd.	31,700	100,584
Yokogawa Electric Corp.	106,000	673,033

		8,805,477

Telecommunication Services 0.0%
Acca Networks Co., Ltd. (a)	42	34,751
Okinawa Cellular Telephone Co.	35	53,433

		88,184

Transportation 0.8%
Alps Logistics Co., Ltd.	5,500	53,605
i-Logistics Corp.	2,000	4,061
Isewan Terminal Service Co., Ltd.	80,000	372,266
Kamigumi Co., Ltd.	218,000	1,637,628
Kawasaki Kinkai Kisen Kaisha Ltd.	5,000	15,516
Keisei Electric Railway Co., Ltd.	362,000	1,993,069
Meiko Trans Co., Ltd.	25,000	240,427
Nippon Konpo Unyu Soko Co., Ltd.	3,000	28,050
Seino Holdings Co., Ltd.	247,000	1,164,972
Tokyo Kisen Co., Ltd.	1,000	5,646

		5,515,240

Utilities 0.0%
Hokuriku Gas Co., Ltd.	5,000	14,404
Keiyo Gas Co., Ltd.	49,000	180,550
Otaki Gas Co., Ltd.	16,000	106,639
The Chubu Gas Co., Ltd.	1,000	2,418

		304,011

		132,251,551

Liechtenstein 0.0%

Diversified Financials 0.0%
Verwaltungs-und Privat-Bank AG	296	47,752

Luxembourg 0.4%

Household & Personal Products 0.1%
Oriflame Cosmetics S.A. SDR (a)	9,241	428,097

Telecommunication Services 0.3%
COLT Telecom Group S.A. *	1,149,000	2,077,992

Transportation 0.0%
Logwin AG *	4,768	7,015

		2,513,104

Malaysia 0.0%

Real Estate 0.0%
Rekapacific Berhad (b)(c)(d) *	24,000	—

Netherlands 3.0%

Commercial & Professional Supplies 0.0%
Teleplan International N.V. *	6,975	10,212

Materials 2.1%
Crown Van Gelder N.V. CVA	6,200	77,180
Koninklijke DSM N.V.	324,002	15,325,178

		15,402,358

Media 0.0%
DOCdata N.V.	26,000	219,666

Semiconductors & Semiconductor Equipment 0.1%
BE Semiconductor Industries N.V. (a) *	68,723	282,292

See financial notes 49

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Software & Services 0.0%
ICT Automatisering N.V.	8,463	87,260
Lycos Europe N.V. *	46,366	21,541

		108,801

Technology Hardware & Equipment 0.8%
Gemalto N.V. *	154,000	5,555,604

		21,578,933

New Zealand 0.6%

Consumer Services 0.1%
Millennium & Capthorne Hotels New Zealand Ltd.	1,145,922	468,606

Materials 0.3%
Nufarm Ltd.	156,600	1,916,824

Retailing 0.0%
Hallenstein Glasson Holdings Ltd.	52,084	88,890
The Warehouse Group Ltd.	16,100	32,500

		121,390

Transportation 0.1%
Air New Zealand Ltd. (a)	1,052,114	679,158
Tourism Holdings Ltd.	217,789	176,836

		855,994

Utilities 0.1%
Vector Ltd. (a)	823,300	1,162,799

		4,525,613

Norway 0.0%

Energy 0.0%
Farstad Shipping A.S.A.	1,065	21,575

Transportation 0.0%
Fosen AB	187	15,119

		36,694

Papua New Guinea 0.1%

Energy 0.1%
Oil Search Ltd.	86,500	387,112

Portugal 0.5%

Capital Goods 0.2%
Grupo Soares da Costa, SGPS S.A. *	585,317	1,080,903

Consumer Services 0.0%
Ibersol - SGPS, S.A.	4,941	40,840

Materials 0.3%
Corticeira Amorim S.A.	3,256	6,044
Semapa - Sociedade de Investimento e Gestao, SGPS, S.A.	249,825	2,469,396

		2,475,440

Software & Services 0.0%
Novabase, SGPS, S.A. *	25,210	176,418
Reditus - Sociedade Gestora de Participacoes Socials, S.A. *	4,648	52,206

		228,624

		3,825,807

Republic of Korea 3.6%

Automobiles & Components 0.1%
Dong-Il Corp.	3,543	186,178
Global & Yuasa Battery Co., Ltd.	27,510	363,801
Halla Climate Control Corp.	6,520	57,408
Motonic Corp.	4,200	26,064

		633,451

Banks 0.1%
Cheju Bank Ltd. *	1,530	9,465
Jinheung Mutual Savings Bank Co., Ltd.	153,170	469,537
Korea Mutual Savings Bank	1,780	29,088

		508,090

Capital Goods 0.6%
Daesang Holdings Co., Ltd.	47,150	154,586
Doosan Corp. *	19,770	1,989,393
Hanil Construction Industry Co.	34,893	185,932
Hanshin Construction Co., Ltd.	10,500	123,828
KCC Engineering & Construction Co., Ltd.	13,224	378,572
Kunsul Chemical Industrial Co., Ltd.	1,530	18,698
Kyeryong Construction Industrial Co., Ltd.	27,870	430,610
Sambu Construction Co., Ltd.	3,921	78,721
Samho International Co., Ltd.	45,330	287,582
Samwhan Corp.	34,370	402,328
Shinsegae Engineering & Construction Co., Ltd.	6,390	93,072

		4,143,322

Consumer Durables & Apparel 0.3%
Cheil Industries, Inc.	25,010	1,098,649
Shinwon Corp.	185,700	287,459
Youngone Corp.	135,220	1,027,905

		2,414,013

Diversified Financials 0.0%
Shinyoung Securities Co., Ltd.	893	30,397

Energy 0.1%
SK Gas Co., Ltd.	13,456	725,620

Food, Beverage & Tobacco 0.3%
Dongwon Industries Co., Ltd.	3,021	242,076
Jinro Distillers Co., Ltd.	241	2,859
Muhak Co., Ltd.	19,835	101,949
Namyang Dairy Products Co., Ltd.	1,804	872,891
Nong Shim Holdings Co., Ltd.	790	44,529
Ottogi Corp.	1,444	188,473
Samyang Corp.	7,269	225,025
TS Corp.	7,400	391,006

		2,068,808

Household & Personal Products 0.1%
Pacific Corp.	9,690	995,930

50 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Materials 0.9%
Asia Cement Co., Ltd.	3,198	133,013
Hanwha Chemical Corp.	64,310	596,075
Hanwha Corp.	20,172	769,709
Honam Petrochemical Corp.	4,780	275,474
Huchems Fine Chemical Corp.	3,180	64,746
Hyosung Corp.	18,270	967,602
Kisco Corp. *	13,062	524,883
Kisco Holdings Co., Ltd.	3,957	154,910
Korea Petrochemical Industrial Co., Ltd.	13,010	318,487
Korea Zinc Co., Ltd.	16,510	1,335,381
KP Chemical Corp. *	52,020	246,071
KPX Fine Chemical Co., Ltd.	143	7,015
LG Chem Ltd.	10,450	819,918
SeAH Holdings Corp.	270	22,249
Taekwang Industrial Co., Ltd.	106	84,487
Young Poong Corp.	139	49,694

		6,369,714

Pharmaceuticals & Biotechnology 0.2%
Choongwae Holdings Co., Ltd. *	3,439	20,723
Daewoong Co., Ltd.	39,000	759,352
Green Cross Holdings Corp.	246	16,142
Il Dong Pharmaceutical Co., Ltd.	20,763	500,722

		1,296,939

Retailing 0.3%
Daegu Department Store Co., Ltd.	36,860	327,885
FnC Kolon Corp.	1,950	23,809
GS Home Shopping, Inc.	15,100	809,136
Hyundai Department Store Co., Ltd.	9,090	706,816

		1,867,646

Software & Services 0.1%
Daou Technology, Inc.	115,270	479,588
Shinsegae Information & Communication Co., Ltd.	44	1,818

		481,406

Technology Hardware & Equipment 0.2%
People & Telecommunication	24,708	103,633
SFA Engineering Corp.	29,719	1,325,087
Sindo Ricoh Co., Ltd.	960	46,133

		1,474,853

Telecommunication Services 0.1%
LG Dacom Corp.	27,700	492,006
LG Telecom Ltd.	52,220	435,768

		927,774

Utilities 0.2%
KyungDong City Gas Co., Ltd.	410	17,034
Samchully Co., Ltd.	7,900	1,011,956
Seoul City Gas Co., Ltd.	8,359	566,524
YESCO Co., Ltd.	7,350	177,372

		1,772,886

		25,710,849

Singapore 1.0%

Capital Goods 0.1%
Haw Par Corp., Ltd.	321,000	1,048,260
Hong Leong Asia Ltd.	15,000	9,835
United Engineers Ltd.	81,000	97,211

		1,155,306

Consumer Services 0.1%
Hotel Plaza Ltd.	746,000	706,786
Overseas Union Enterprise Ltd.	6,000	49,483

		756,269

Diversified Financials 0.4%
G.K. Goh Holdings Ltd.	463,500	222,898
K1 Ventures Ltd.	3,930,000	615,362
Kim Eng Holdings Ltd.	1,117,513	948,571
UOB-Kay Hian Holdings Ltd.	1,505,850	1,323,646

		3,110,477

Energy 0.1%
Singapore Petroleum Co., Ltd.	123,000	399,702

Food, Beverage & Tobacco 0.1%
Cerebos Pacific Ltd.	35,000	78,461
People’s Food Holdings Ltd.	911,000	304,615
QAF Ltd.	37,000	6,496

		389,572

Materials 0.0%
Broadway Industrial Group Ltd.	6,000	2,302
Kingboard Copper Foil Holdings Ltd.	1,111,000	184,843

		187,145

Real Estate 0.0%
MCL Land Ltd.	19,000	13,216

Retailing 0.2%
Jardine Cycle & Carriage Ltd.	58,000	637,994
Metro Holdings Ltd.	1,784,000	623,138

		1,261,132

Software & Services 0.0%
Singapore Computer Systems Ltd.	21,000	21,631

Technology Hardware & Equipment 0.0%
Elec & Eltek International Co., Ltd.	37,000	54,145

		7,348,595

Spain 2.8%

Banks 1.2%
Banco de Sabadell S.A. (a)	120,723	938,269
Bankinter S.A. (a)	638,000	8,019,722

		8,957,991

Capital Goods 0.5%
Construcciones y Auxiliar de Ferrocarriles S.A.	9,692	3,422,057
Nicolas Correa S.A.	18,963	157,541
Tecnocom, Telecomunicaciones y Energia S.A. *	17,337	73,654

		3,653,252

See financial notes 51

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Commercial & Professional Supplies 0.1%
Befesa Medio Ambiente S.A. *	29,309	857,216

Consumer Durables & Apparel 0.0%
Tavex Algodonera S.A. *	94,146	152,836

Food, Beverage & Tobacco 0.2%
Campofrio Alimentacion S.A.	50,179	557,575
Pescanova S.A.	17,100	725,815

		1,283,390

Insurance 0.0%
Grupo Catalana Occidente S.A.	833	17,567
Mapfre S.A. (a)	15,026	65,685

		83,252

Materials 0.4%
Cementos Portland Valderrivas S.A. (a)	52,365	2,522,102

Media 0.0%
Promotora de Informaciones S.A. (Prisa) (a)	2,094	14,140

Transportation 0.3%
Cintra Concesiones de Infraestructuras de Transporte S.A.	174,530	2,051,238

Utilities 0.1%
Enagas (a)	46,578	1,004,402

		20,579,819

Sweden 1.9%

Capital Goods 0.5%
Addtech AB, B Shares	19,445	321,570
Consilium AB	6,710	39,540
OEM International AB, B Shares	9,820	55,085
Saab AB, Class B (a)	83,373	1,284,131
Trelleborg AB, B Shares (a)	133,524	1,861,525

		3,561,851

Commercial & Professional Supplies 0.0%
AF AB	4,900	109,301
Semcon AB *	20,860	119,294

		228,595

Diversified Financials 0.0%
AB Traction, B Shares	10,017	88,189

Energy 0.3%
PA Resources AB (a) *	385,845	1,985,869

Materials 0.0%
ProfilGruppen AB, B Shares	3,615	29,445

Pharmaceuticals & Biotechnology 0.0%
BioInvent International AB *	43,145	138,881
Biotage AB *	83,362	87,302

		226,183

Real Estate 0.0%
Din Bostad AB	57,764	324,536

Software & Services 0.1%
Acando AB	258,525	430,498
Addnode AB	34,730	122,544
Know IT AB	5,079	35,658
ProAct IT Group AB	14,097	73,266

		661,966

Technology Hardware & Equipment 0.1%
Nolato AB, Class B	79,021	574,206

Telecommunication Services 0.8%
Tele2 AB, B Shares	510,000	5,820,289

Transportation 0.1%
Rederi AB Transatlantic	65,778	344,661

		13,845,790

Switzerland 10.6%

Banks 0.2%
Banque Cantonale de Geneve	6,697	1,462,368
Graubuendner Kantonalbank	78	66,690

		1,529,058

Capital Goods 2.4%
Bobst Group AG - Reg’d	60,400	3,109,101
Bucher Industries AG - Reg’d	27,848	3,740,571
Carlo Gavazzi Holding AG	1,170	155,487
Conzzeta AG	1,075	2,314,090
Daetwyler Holding AG *	44,500	2,468,044
Feintool International Holding AG - Reg’d	1,932	533,875
Georg Fischer AG - Reg’d *	10,590	3,808,612
Harwanne Compagnie de participations industielles et financieres S.A.	171,000	454,803
Kardex AG *	822	36,678
Tornos S.A. - Reg’d *	51,473	360,097
Walter Meier AG, Class A - Reg’d	4,831	561,920

		17,543,278

Commercial & Professional Supplies 1.4%
Adecco S.A. - Reg’d	228,071	9,907,754

Consumer Durables & Apparel 0.4%
Forbo Holding AG - Reg’d *	7,335	2,926,901

Consumer Services 0.6%
Kuoni Reisen Holding AG - Reg’d	11,100	4,288,092
MCH Messe Schweiz Holding AG - Reg’d	2,700	144,448

		4,432,540

Diversified Financials 0.0%
Valartis Group AG	11,876	362,564

Food, Beverage & Tobacco 0.2%
Emmi AG - Reg’d	13,172	1,470,709

Insurance 2.8%
Baloise Holding AG - Reg’d	149,200	10,186,591
Schweizerische Naional-Versicherungs-Gesellschaft - Reg’d	3,206	1,958,980
Swiss Life Holding - Reg’d *	54,055	7,847,974

		19,993,545

Materials 1.1%
Clariant AG - Reg’d (a) *	518,000	5,044,406
CPH Chemie & Papier Holding AG - Reg’d	102	192,038

52 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Industrieholding Cham AG - Reg’d *	1,986	546,166
Siegfried Holding AG - Reg’d	9,738	1,287,071
Swissmetal Holding AG *	18,631	285,050
Vetropack Holding AG	546	936,375

		8,291,106

Real Estate 0.1%
LO Holding Lausanne-Ouchy S.A. - Reg’d	77	88,959
PAX-Anlage AG - Reg’d	60	44,877
Zueblin Immobilien Holding AG - Reg’d *	71,646	489,227

		623,063

Retailing 0.1%
Bossard Holding AG	3,123	179,484
Metraux Services Holding AG - Reg’d	1,503	188,935

		368,419

Technology Hardware & Equipment 0.4%
Also Holding - Reg’d	15,459	734,309
Inficon Holding AG - Reg’d	8,287	917,837
Phoenix Mecano AG	3,672	1,368,026

		3,020,172

Transportation 0.1%
The Jungfraubahn Holding AG - Reg’d	21,324	858,171

Utilities 0.8%
Elektrizitaets-Gesellschaft Laufenburg AG	2,535	2,818,671
Energiedienst Holding AG - Reg’d *	49,560	2,628,212

		5,446,883

		76,774,163

United Kingdom 14.7%

Automobiles & Components 0.0%
Avon Rubber plc	126,000	158,252

Capital Goods 1.5%
Carr’s Milling Industries plc	27,358	289,329
Castings plc	97,863	407,462
Cookson Group plc	121,176	1,020,225
Galliford Try plc	391,387	316,264
J. Smart & Co. (Contractors) plc	17,591	170,088
Keller Group plc	184,222	2,202,835
Molins plc	5,909	7,607
MS International plc	19,986	62,633
Qinetiq plc	1,598,309	5,945,524
Renold plc *	5,392	6,471
Trifast plc	275,125	176,087
Waterman Group plc	90,625	157,357
XP Power Ltd.	25,792	98,920

		10,860,802

Commercial & Professional Supplies 0.3%
Communisis plc	409,580	346,659
Harvey Nash Group plc	189,717	107,010
Management Consulting Group plc	707,895	425,006
Office2office plc	170,636	357,971
OPD Group plc	138,258	309,320
Tribal Group plc	169,542	387,183

		1,933,149

Consumer Durables & Apparel 0.1%
Pace Micro Technology plc *	235,623	351,258

Consumer Services 0.2%
Millennium & Copthorne Hotels plc	270,143	1,186,228
Sportech plc *	13,089	18,558

		1,204,786

Energy 0.9%
Anglo Pacific Group plc	53,250	135,283
Hunting plc	112,688	1,240,007
John Wood Group plc	194,868	1,184,978
UK Coal plc *	9,806	60,244
Venture Production plc (a)	357,600	3,917,387

		6,537,899

Food, Beverage & Tobacco 1.0%
Britvic plc	284,902	1,037,317
Tate & Lyle plc	887,617	6,097,915

		7,135,232

Household & Personal Products 0.2%
McBride plc	464,424	831,673
PZ Cussons plc	294,070	937,244

		1,768,917

Insurance 0.8%
Hardy Underwriting Bermuda Ltd.	21,884	99,461
Old Mutual plc	4,101,000	5,740,249

		5,839,710

Materials 0.8%
Delta plc	57,303	109,202
Elementis plc	288,664	341,146
Hochschild Mining plc	11,469	52,072
Mondi plc	1,126,336	5,256,786

		5,759,206

Media 0.5%
Aegis Group plc	1,933,363	3,239,696
Chime Communications plc	19,646	29,689
Creston plc	165,488	146,527
Next Fifteen Communications plc	109,722	83,717

		3,499,629

Real Estate 3.4%
Hammerson plc	527,400	9,298,001
Liberty International plc (a)	545,179	9,427,075
Segro plc	823,894	6,211,826

		24,936,902

Retailing 0.2%
Clinton Cards plc	81,584	51,128
Inchcape plc	142,228	480,443
JD Sports Fashion plc	106,888	585,158
Moss Bros Group plc	15,415	5,509
Woolworths Group plc (a)	4,324,480	307,393

		1,429,631

See financial notes 53

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Software & Services 1.4%
Computacenter plc	486,681	857,210
Intec Telecom Systems plc *	1,089,775	871,856
Logica plc	4,085,000	7,992,395
Microgen plc	353,853	244,669
Morse plc (a)	425,406	331,127

		10,297,257

Technology Hardware & Equipment 0.7%
Acal plc	64,850	150,775
Oxford Instruments plc	69,597	286,755
Psion plc	37,934	45,803
Spectris plc	295,381	3,532,467
TT electronics plc	480,007	757,530
Vislink plc	263,135	146,870

		4,920,200

Telecommunication Services 0.5%
Cable & Wireless	1,232,877	3,661,216

Transportation 2.2%
Accident Exchange Group plc	71,902	40,732
Arriva plc	559,076	6,941,712
Braemar Shipping Services plc	64,440	395,248
Clarkson plc	14,765	201,229
FirstGroup plc	893,074	8,525,976

		16,104,897

		106,398,943

Total Common Stock (Cost $884,691,879)		703,909,467

Preferred Stock 0.3% of net assets

Austria 0.0%
MIBA AG	747	129,302

Canada 0.0%
FirstService Corp.	9,735	177,664

Germany 0.3%
Draegerwerk AG & Co. KGAA	11,938	642,129
Einhell Germany AG	4,600	144,560
Jungheinrich AG	47,379	827,437
Sanacorp Pharmaholding AG	884	16,054
Sto AG	4,145	228,200
Villeroy & Boch AG	4,091	38,743

		1,897,123

Total Preferred Stock (Cost $3,233,345)		2,204,089

Rights 0.0% of net assets

Belgium 0.0%
Carrieres Unies de Porphyre S.A. (b)(d) *	11	—

Total Rights (Cost $—)		—

Warrants 0.0% of net assets

Australia 0.0%
Beach Petroleum Ltd. *	161,322	8,924

Bermuda 0.0%
Champion Technology Holdings Ltd. *	699,944	901
Col Capital Ltd. (d) *	280,000	4,472

		5,373

Total Warrants (Cost $—)		14,297

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 1.4% of net assets

Repurchase Agreement 1.4%
Fixed Income Clearing Corp. dated 09/30/08, due 10/01/08 at 1.20%, with a maturity value of $10,328,344 (fully collateralized by Federal National Mortgage Corp. with a value of $10,535,234)	10,328,000	10,328,000

Total Short-Term Investments (Cost $10,328,000)		10,328,000

End of Investments.

54 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 8.1% of net assets
State Street Navigator Security Lending Prime Portfolio	58,476,568	58,476,568

End of collateral invested for securities on loan.

At 09/30/08, the tax basis cost of the fund’s investments was $899,476,802 and the unrealized appreciation and depreciation were $41,216,387 and ($224,237,336), respectively, with a net unrealized depreciation of ($183,020,949).

At 09/30/08, the prices of certain foreign securities held by the fund aggregating $632,478,222 were adjusted from their closing market prices following the guidelines adopted by the fund’s board of trustees.

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)	Fair-valued by Management.
(c)	Bankrupt security/delisted.
(d)	Illiquid security. At the period end, the value of these amounted to $4,472 or 0.0% of net assets.
CVA — Dutch Certificate
Reg’d — Registered
SDR — Special drawing rights

See financial notes 55

 Laudus Rosenberg International Small Capitalization Fund

Statement of
Assets and Liabilities
As of September 30, 2008; unaudited.

Assets
Investments, at value including $55,311,103 of securities on loan (cost $898,253,224)		$716,455,853
Collateral invested for securities on loan		58,476,568
Cash		6
Foreign currency, at value (cost $9,971,386)		9,730,793
Receivables:
Investments sold		2,607,318
Fund shares sold		547,486
Dividends		2,130,899
Interest		344
Foreign tax reclaims		604,662
Income from securities on loan		92,212
Prepaid expenses	+	54,746

Total assets		790,700,887

Liabilities
Collateral held for securities on loan		58,476,568
Payables:
Investments bought		3,409,119
Investment adviser fees		59,645
Fund shares redeemed		2,392,160
Distribution and shareholder services fees		320,795
Accrued expenses	+	503,412

Total liabilities		65,161,699

Net Assets
Total assets		790,700,887
Total liabilities	−	65,161,699

Net assets		$725,539,188
Net Assets by Source
Capital received from investors		993,620,558
Net investment income not yet distributed		9,280,728
Net realized capital losses		(95,309,195)
Net unrealized capital losses		(182,052,903)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$321,340,904		25,144,789		$12.78
Select Shares	$404,198,284		31,135,290		$12.98

56 See financial notes

 Laudus Rosenberg International Small Capitalization Fund

Statement of
Operations
For April 1, 2008 through September 30, 2008; unaudited.

Investment Income
Dividends (net of foreign withholding taxes of $2,210,720)		$19,693,356
Interest		181,627
Securities on loan	+	680,566

Total Investment Income		20,555,549

Net Realized Gains and Losses
Net realized losses on investments		(16,031,858)
Net realized losses on foreign currency transactions	+	(1,375,035)

Net realized losses		(17,406,893)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(226,830,615)
Net unrealized losses on foreign currency translations	+	(251,063)

Net unrealized losses		(227,081,678)

Expenses
Investment adviser fees		4,991,056
Distribution and shareholder services fees (Investor Shares)		590,703
Custodian fees		284,794
Sub-Accounting fees (Investor Shares)		255,091
Transfer agent fees		118,475
Shareholder reports		80,400
Accounting and administration fees		74,468
Professional fees		35,463
Trustees’ fees		13,471
Registration fees		12,168
Interest expense		1,442
Other expenses	+	48,821

Total expenses		6,506,352
Custody credits	−	1,306

Net expenses		6,505,046

Increase (Decrease) in Net Assets from Operations
Total investment income		20,555,549
Net expenses	−	6,505,046

Net investment income		14,050,503
Net realized losses		(17,406,893)
Net unrealized losses	+	(227,081,678)

Decrease in net assets from operations		($230,438,068)

See financial notes 57

 Laudus Rosenberg International Small Capitalization Fund

Statements of
Changes in Net Assets
For the current and prior report periods.
Figures for the current period are unaudited.

Operations

		4/1/08-9/30/08	4/1/07-3/31/08
Net investment income		$14,050,503	$31,943,187
Net realized gains (losses)		(17,406,893)	54,346,298
Net unrealized losses	+	(227,081,678)	(298,240,524)

Decrease in net assets from operations		(230,438,068)	(211,951,039)

Distributions to Shareholders[1]
Distributions from net investment income
Investor Shares		—	21,597,431
Select Shares	+	—	34,839,457

Total distributions from net investment income		—	56,436,888

Distributions from net realized gains
Investor Shares		—	94,400,404
Select Shares	+	—	131,923,248

Total distributions from net realized gains		—	226,323,652

Total distributions		$-	$282,760,540

Transactions in Fund Shares[1]

		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	VALUE	SHARES	VALUE

Shares Sold
Investor Shares		273,376	$4,609,879	3,984,585	$92,413,634
Select Shares	+	2,927,469	48,045,929	13,114,742	300,629,366

Total shares sold		3,200,845	$52,655,808	17,099,327	$393,043,000

Shares Reinvested
Investor Shares		-	$-	5,729,048	$97,508,406
Select Shares	+	-	-	8,381,438	144,495,987

Total shares reinvested		-	$-	14,110,486	$242,004,393

Shares Redeemed
Investor Shares		(6,419,991)	($101,557,226)	(17,838,760)	($349,737,839)
Select Shares	+	(7,896,226)	(131,533,675)	(31,657,552)	(585,177,294)

Total shares redeemed		(14,316,217)	($233,090,901)	(49,496,312)	($934,915,133)

Net transactions in fund shares		(11,115,372)	($180,435,093)	(18,286,499)	($299,867,740)

Shares Outstanding and Net Assets
		4/1/08-9/30/08		4/1/07-3/31/08
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		67,395,451	$1,136,412,349	85,681,950	$1,930,991,668
Total decrease	+	(11,115,372)	(410,873,161)	(18,286,499)	(794,579,319)

End of period		56,280,079	$725,539,188	67,395,451	$1,136,412,349

Net investment income not yet distributed/Distribution in excess of net investment income			$9,280,728		($4,769,775)

[1]	Effective July 31, 2008, the Institutional Shares became Select Shares.

58 See financial notes

 Laudus Rosenberg Funds

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the Laudus Rosenberg Funds in this report is a series of Laudus Trust, (the “Trust”) an open- end management investment company. The Trust was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The list below shows all the funds in the Trust including the funds discussed in this report, which are highlighted (individually each such highlighted portfolio, a “Fund” and collectively, the “Funds”):

Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund
Laudus Rosenberg Long/Short Equity Fund	Laudus Mondrian International Equity Fund Laudus Mondrian Global Equity Fund Laudus Mondrian Emerging Markets Fund Laudus Mondrian International Fixed Income Fund

As of May 31, 2007, the Laudus Rosenberg International Small Capitalization Fund closed to all investors, except the Fund will continue to offer shares to certain qualified retirement plans and through reinvestment of dividends and capital gains.

The Institutional Shares name changed to Select Shares effective July 31, 2008, for all Laudus Rosenberg Funds.

Each Fund is authorized to issue an unlimited number of Select Shares and Investor Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bear different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.

Each Fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each Fund also keeps certain assets in segregated accounts, as may be required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the Funds used in the preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation

The Funds value the securities in their portfolios every business day. The Funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. The Funds do not isolate the portion of the fluctuation on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

•	Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the Funds calculate net asset value: valued at fair value, as determined in good faith by the Funds’ investment adviser using guidelines adopted by the Funds’ Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities closing market prices adjusted for changes in value that may occur between the close of foreign exchange and the time at which Fund shares are priced. The Board of Trustees regularly reviews fair value determinations, made by the Funds, pursuant to the procedures.

 59

 Laudus Rosenberg Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

•	Short-term debt securities (60 days or less to maturity): valued at amortized cost (which approximates market value).

•	Mutual Funds: valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act for a given day.

(b) Portfolio Investments:

Foreign Currency Transactions: The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the financial statements from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Forward Foreign Currency Contracts: The Funds may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the Fund’s financial statements. If counter-parties to the contracts or if the value of the foreign currency changes unfavorably, the Funds could sustain a loss.

Real Estate Investment Trusts: Certain Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Repurchase Agreements: The Funds may enter into repurchase agreement. In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. Government Agency securities. All collateral is held by the Funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

Securities Lending: Under the Securities Lending Program, securities held by the Laudus Rosenberg International Small Capitalization Fund are loaned by State Street Corporation, as agent, to certain brokers (the “Borrowers”). The Borrowers provide cash or U.S. Government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

The cash collateral of securities loaned is invested in high quality, short-term investments such as money market funds and U.S. government securities. The investments of collateral are marked-to-market daily and the value of the collateral must be at least 100% of the market value of the loan securities each day.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

If a fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest and dividends accrued on securities sold short are recorded as an expense on the fund’s records.

60

 Laudus Rosenberg Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying mutual funds are recorded on the date they are effective (the ex-dividend date), although the Funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a Fund or a class within the Trust are charged directly to that Fund or class. Expenses that are common to all Funds within the trust generally are allocated among the Funds in proportion to their average daily net assets.

For Funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to its net assets.

(f) Distributions to Shareholders:

The Funds make distributions from net investment income and net realized capital gains once a year.

(g) Custody Credit

Each fund has an arrangement with its custodian bank under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts are disclosed in the Statement of Operations as a reduction to the Funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The Funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the Funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a Fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

(k) New Accounting Standards

The funds adopted Financial Accounting Standard Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, effective April 1, 2008. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has concluded that the adoption of FAS 157 is not expected to have a material impact on the fund’s financial statements.

 61

 Laudus Rosenberg Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

Various inputs are used in determining the value of the fund’s investments. FAS 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2008:

	Investment in Securities
		Laudus	Laudus
	Laudus	Rosenberg	Rosenberg
	Rosenberg	International	International
	International	Discovery	Small
Valuation Inputs	Equity Fund	Fund*	Capitalization Fund

Level 1 — Quoted prices	$692,597	$43,310,273	$68,548,930
Level 2 — Other significant observable inputs	82,723,070	281,855,300	647,879,919
Level 3 — Significant unobservable inputs	—	407,053	27,004
Total	$83,415,667	$325,572,626	$716,455,853

*	Other financial instruments include forward contracts of ($3,747).

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investment in Securities
	Laudus Rosenberg	Laudus Rosenberg
	International	International Small
Valuation Inputs	Discovery Fund	Capitalization Fund

Balance as of 03/31/08	$203	$796,628
Accrued discount/premiums	—	—
Realized gain (loss)	—	(935,904)
Change in unrealized appreciation (depreciation)	(288,594)	671,525
Net purchase (sales)	401,208	(166,675)
Transfer in and/or out of Level 3	294,236	(338,570)
Balance as of 09/30/08	$407,053	$27,004

In March 2008, the Financial Accounting Standards board (“FASB”) issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS 161 on the funds’ financial statement disclosures.

3. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. (“CSIM” or the “Manager”) is the investment adviser of the Funds and manages the Funds’ business, subject to the supervision of the Board of Trustees. AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

62

 Laudus Rosenberg Funds

Financial Notes, unaudited (continued)

3. Affiliates and Affiliated Transactions (continued):

The Funds pay CSIM an advisory fee for these services on a monthly basis. CSIM — and not the Funds — pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

The table below sets forth the advisory fee payable to CSIM by each Fund.

Agreement Rate*
Laudus Rosenberg International Equity Fund	1st $1 billion-0.85%
$1 billion to $2 billion-0.80% Over $2 billion-0.775%
Laudus Rosenberg International Discovery Fund	1st $1billion-1.00%
Over $1 billion-0.95%
Laudus Rosenberg International Small Capitalization Fund	1st $500 million-1.00%
Over $500 million-0.95%

*	The advisory fee payable to CSIM varies based on fund assets.

The Funds may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended September 30, 2008, the Funds paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

CSIM has contractually agreed, until at least July 30, 2010, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

	Investor Shares	Select Shares

Laudus Rosenberg International Equity Fund*	1.40%	1.12%
Laudus Rosenberg International Discovery Fund	1.65%	1.35%
Laudus Rosenberg International Small Capitalization Fund	1.79%	1.49%

*	Prior to January 1, 2008, the expense waivers for the Investor Shares and Select Shares were 1.64% and 1.34%, respectively.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of September 30, 2008, the balance of recoupable expenses is as follows:

	Expires	Expires	Expires
	3/31/09	3/31/10	3/31/11

Laudus Rosenberg International Equity Fund	$31,150	$—	$36,497
Laudus Rosenberg International Discovery Fund	167,471	196,269	80,731
Laudus Rosenberg International Small Capitalization Fund	—	—	—

4. Other Shareholders Services:

The trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust’s distributor — ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer agent and sub-accounting services in connection with such shares.

 63

 Laudus Rosenberg Funds

Financial Notes, unaudited (continued)

5. Board of Trustees:

The Board of Trustees may include people who are officers and/or directors of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Laudus Funds are in compliance with these limitations. The Funds did not pay any of the interested persons for their services as trustees, but did pay non-interested persons (independent trustees), as noted in each Fund’s Statement of Operations.

A retirement plan was instituted for certain Independent Trustees of the Trust. In September 2006, the Trustees voted to close the Retirement Plan to new participants as of June 26, 2006 and to discontinue making contributions to the Retirement Plan after the plan year ending March 31, 2007. All other terms of the Retirement Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in effect. Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the “Retirement Payment”). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust, including years of service prior to the adoption of the Retirement Plan and including a final one-half year credit for service during the plan year ending March 31, 2007. Beginning April 1, 2005, each Independent Trustee was permitted to make a one-time election to have the $10,000 attributable to service for the coming year and previously accrued benefits adjusted up or down at the end of each subsequent year based on the unweighted average performance of share class with the lowest OER of each fund of the Trust. After the closure of the Retirement Plan, the previously accrued benefits that an Independent Trustee had elected to have adjusted by the performance of the Funds would continue to be adjusted for performance as provided under the Retirement Plan. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the funds of the Trust. The Trust did not pay any pension or retirement benefits for its Trustees.

6. Borrowing from Banks:

The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg International Small Capitalization Fund has access to custodian overdraft facilities and to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Corporation. Interest is calculated based on the market rates at the time of borrowing. There were no borrowings from the line of credit for the period ended September 30, 2008.

7. Purchases and Sales of Investment Securities:

For the period ended September 30, 2008, purchases and sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales

Laudus Rosenberg International Equity Fund	$67,311,531	$71,374,097
Laudus Rosenberg International Discovery Fund	330,818,101	179,130,873
Laudus Rosenberg International Small Capitalization Fund	368,190,999	511,073,222

8. Redemption Fee:

Certain Fund shares purchased that were redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee, which is applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund and is intended to limit short-term trading in the Funds, or to the extent short-term trading persists, to impose the costs of that activity on the shareholders who engage in it. Such amounts are net of the value of shares redeemed on the Statement of Changes in Net Assets. For the current and prior period, redemption fees assessed were as follows:

	Current Period	Prior Period
	(4/1/08-9/30/08)	(4/1/07-3/31/08)

Laudus Rosenberg International Equity Fund	$1,571	$1,697
Laudus Rosenberg International Discovery Fund	9,695	66,859
Laudus Rosenberg International Small Capitalization Fund	12,168	32,882

64

 Laudus Rosenberg Funds

Financial Notes, unaudited (continued)

9. Federal Income Taxes:

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended March 31, 2008, the Funds deferred to April 1, 2008 post October capital losses of:

Capital Losses

Laudus Rosenberg International Equity Fund	$1,443,588
Laudus Rosenberg International Discovery Fund	7,099,349
Laudus Rosenberg International Small Capitalization Fund	75,298,406

Financial Accounting Standards Board Interpretation (FIN) No. 48 — Accounting for Uncertainty in Income Taxes — an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. As of September 30, 2008, management has reviewed the tax positions for open tax years (March 31, 2005 through March 31, 2008), and determined that no provision for income tax is required in the Fund’s financial statements.

 65

Approval of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreements must be specifically approved (1) by the vote of the Trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Fund’s Trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Laudus Trust (the “Trust”) and CSIM, and the sub-advisory agreements among the Trust, CSIM and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) with respect to existing funds in the Trust operating as of March 31 of the previous year (such investment advisory agreements and sub-advisory agreements, collectively, the “Agreements”). In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and AXA Rosenberg, including information about their affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM and AXA Rosenberg, as appropriate.

As part of the renewal process and ongoing oversight of the advisory and sub-advisory relationships, Independent Trustees’ legal counsel sent an information request letter to CSIM and CSIM sent an information request letter to AXA Rosenberg seeking certain relevant information. The responses by CSIM and AXA Rosenberg were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements at a meeting held on September 15, 2008, and approved the renewal of the Agreements for an additional one year term.

The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at that meeting and at prior meetings, including:

1. the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and AXA Rosenberg, dedicated to the Funds;

2. each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3. each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of AXA Rosenberg; and

5. the extent to which economies of scale would be realized as the Funds grow, and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, and compliance program. The information considered by the Trustees included specific information concerning changes in the nature, extent and quality of services provided by CSIM since the Trustees had last considered approval of the Agreement. The Trustees also considered investments in CSIM’s mutual fund infrastructure. The Trustees also considered Schwab’s excellent reputation in connection with the OneSource mutual fund offering and its overall financial condition. The Board also considered the nature, extent and quality of the sub-advisory services provided by AXA Rosenberg to the Funds and the resources it dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and AXA Rosenberg to the Funds and the resources of CSIM and its affiliates and the resources of AXA Rosenberg dedicated to

66

the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements. Specifically, the Trustees considered each Fund’s performance relative to a peer group and peer category of other mutual funds and appropriate indices/benchmarks, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer group and peer category, selection criteria and the reputation of the third party who prepared the peer group and peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund, whether, irrespective of relative performance, AXA Rosenberg’s absolute performance was consistent with expectations for its unique quantitative investment methodology and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreements. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s contractual and voluntary waivers of management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM and AXA Rosenberg to other mutual funds and to other types of accounts, such as separate accounts and wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and the compensation flowing to AXA Rosenberg, directly or indirectly. In this connection, with respect to the profitability of CSIM and its affiliates, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM and AXA Rosenberg from their relationships with the Funds, such as whether, by virtue of their management of the Funds, CSIM or AXA Rosenberg obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM and AXA Rosenberg, and their respective affiliates, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and AXA Rosenberg, and their respective affiliates. The Board also considered information relating to changes to CSIM’s business operations and how these changes affected CSIM’s profitability under the Agreements. With respect to the profitability of AXA Rosenberg, the Board also considered that AXA Rosenberg is compensated by CSIM, and not by the Funds directly, and such compensation reflects an arms-length negotiation between the parties. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and AXA Rosenberg is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM has previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered existing contractual investment advisory fee schedules that, for all Funds, include lower fees at higher graduated asset levels, and AXA Rosenberg’s agreement to contractual sub-advisory fee schedules that, for all Funds, include lower fees at higher graduated asset levels as measured on a complex wide basis. The Board also considered certain existing commitments by CSIM that are designed to pass along potential economies of scale to Fund shareholders. Based on this evaluation, the Board concluded, within the context of its full deliberations,

 67

that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

68

Trustees and Officers

The tables below provide information about the trustees and officers for the Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of September 30, 2008, the Fund Complex included 84 funds.

At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

Independent Trustees
Name, Address[1]	Principal	Number of
and Year of Birth;	Occupation(s)	Portfolios in
(Term of Office, and	During the	Fund Complex
Length of Time Served2)	Past Five Years	Overseen	Other Directorships Held by Trustee

Mariann Byerwalter[3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	84	Board 1–Director, Redwood Trust, Inc. (mortgage finance). Board 2–Director, PMI Group, Inc. (mortgage insurance).

William A. Hasler[3] 1941 (1/04-present)	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	84	Board 1–Director, Mission West Properties (commercial real estate).
Board 2–Director, TOUSA (home building).
Board 3–Director, Harris-Stratex Networks (a network equipment corporation).
Board 4–Director, Genitope Corp. (bio-pharmaceuticals).
Board 5 –Director, Ditech Networks (voice communication technology).
			Board 6–Rubicon Limited (manufacturing).

Nils H. Hakansson[3] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	15	None

 69

Interested Trustees
Name, Address[1]		Number of
and Year of Birth;	Principal	Portfolios in
(Term of Office,	Occupation(s)	Fund Complex
and Length of Time	During the	Overseen by
Served2)	Past Five Years	the Trustee	Other Directorships Held by Trustee

Randall W. Merk 1954 Trustee (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co. Inc.; Executive Vice President, Charles Schwab & Co. Inc.(2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	15	None

Officers
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Jeffrey Mortimer 1963 (3/08-present, President and CEO) (6/04-present, CIO)	President, Chief Executive Officer, and Chief Investment Officer	Senior Vice President and Chief Investment Officer-Equities, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06-present)	Treasurer and Chief Financial Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Trust Inc.; From 12/99 to 11/04: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 (12/05-present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Randall Fillmore 1960 (9/04-present)	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer, Charles Schwab Investment Management, Inc.; Senior Vice President, Charles Schwab & Co., Inc.; Chief Compliance Officer, Schwab Funds. From June 2006 to June 2007, Chief Compliance Officer, Excelsior Funds. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc.

Daniel Kern 1961 (3/05-present)	Vice President	Vice President, Investment Management Services. Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Variable Insurance Trust. Until December 2004, Vice President, Internal Audit, Charles Schwab Corporation.

70

Officers continued
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Michael Haydel 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director Charles Schwab & Co., Inc.

Cathy Sabo 1964 (12/05-present)	Vice President	Vice President, Compliance, Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until September 2004, Vice President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.

[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed.

[3]	Member of the Audit Committee.

[4]	The mailing address of each of the Officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[5]	There is no stated term of office for the officers of the Trust.

 71

Glossary

90 Day T-bill is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

Alpha is a measure of a fund’s risk adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund’s manager. It is calculated by measuring the difference between a fund’s actual returns and its expected performance given its level of market risk as measured by beta.

Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

GDP, or Gross Domestic Product, is the market value of the goods and services produced by labor and property in the United States.

Modified Duration expresses the measurable change in the value of a security in response to a change in interest rates. The formula calculates the effect that a 1% change in interest rates will have on the price of a bond.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

The S&P/Citigroup Global ex US Broad Market Index (BMI) $2-$10 Billion Cap Range is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index (BMI), which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

The S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

The Standard & Poor’s 500® (S&P 500) Index is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 2500tm Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, and represents approximately 16% of the total market capitalization of the Russell 3000® Index.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Price to cash flow ratio is the price of a stock divided by its reported cash flow per share.

Relative strength is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

72

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR45084 - 00

Item 2: Code of Ethics.
     Not applicable to this semi-annual report.
Item 3: Audit Committee Financial Expert.
     Not applicable to this semi-annual report.
Item 4: Principal Accountant Fees and Services.
     Not applicable to this semi-annual report.
Item 5: Audit Committee of Listed Registrants.
     Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
     Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jeffrey Mortimer and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a) (1)   Code of ethics — not applicable to this semi-annual report.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant ) Laudus Trust

By:	/s/ Jeffrey Mortimer
Jeffrey Mortimer
President and Chief Executive Officer
Date: 11/14/08
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey Mortimer
Jeffrey Mortimer
President and Chief Executive Officer
Date: 11/14/08

By:	/s/ George Pereira
George Pereira
Principal Financial Officer
Date: 11/14/08